[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Exhibit 10.8
Execution Copy
OMNIBUS CLAIMS SETTLEMENT AGREEMENT
Dated as of September 8, 2010
by and between
IMPERIAL PFC FINANCING, LLC
and
LEXINGTON INSURANCE COMPANY

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

-i-

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-ii-

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SCHEDULE AND EXHIBITS

Schedule 1.01(A)	Applicable Non-Licensed States
Schedule 1.01(B)	Applicable Licensed States
Schedule 1.01(C)	Loan Schedule
Schedule 6.01(e)	Capitalization
Schedule 6.01(r)	Insurance
Schedule 6.01(t)	Bank Accounts
Schedule 6.01(u)	Intellectual Property
Schedule 6.01(v)	Material Contracts
Schedule 6.01(aa)	Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN
Schedule 6.01(bb)	Collateral Locations
Schedule 6.01(xx)	Organizational Chart
Schedule 6.01(aaa)	Insurance Premium Loans
Schedule 8.01	Cash Management Bank and Collection Account

Exhibit A	Form of Security Agreement
Exhibit B	Form of Individual Guaranty
Exhibit C	Form of Guarantor Security Agreement
Exhibit D	Loan Documentation Package
Exhibit E	Form of Acknowledgement Letter — Restricted (Blocked) Account Agreement
Exhibit F	Form of Release and Reimbursement Letter Agreement
Exhibit G	Form of Payoff Letter
Exhibit H	Form of Amended and Restated Servicing Agreement
Exhibit I	Form of Amended and Restated Limited Liability Company Agreement
Exhibit J	Form of Master Participation Agreement Letter Amendment
Exhibit K	Form of Insurance Premium Loan Sale and Assignment Agreements Letter Amendment
Exhibit L	Form of Acknowledgement Letter — Backup Servicing Agreement
Exhibit M	Form of Termination Direction Letter
Exhibit N	Form of Action by Unanimous Written Consent of the Board of Directors of Imperial PFC
Exhibit O	Form of Trust Agreement
Exhibit P	Form of Written Consent of the Sole Member of Imperial PFC
Exhibit Q	Form of Remarketing Agreement Letter Amendment
Exhibit R	Form of Acknowledgement Letter Relating to the Escrow Agreements

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OMNIBUS CLAIMS SETTLEMENT AGREEMENT
          This Omnibus Claims Settlement Agreement is made as of September 8, 2010 by and between Imperial PFC Financing, LLC, an Illinois limited liability company (including its successors and permitted assigns hereunder, “Imperial PFC”), and Lexington Insurance Company, a Delaware insurance company (including its successors and permitted assigns hereunder, “Lexington”).
RECITALS
     WHEREAS, the Financing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Financing Agreement”), was entered into by and between Imperial PFC, as borrower, and Ableco Finance LLC, a Delaware limited liability company (“Ableco”), pursuant to which Imperial PFC obtained financing from the lenders party thereto to purchase retail premium finance loans or participations therein from the Originator (as defined below);
     WHEREAS, in connection with the purchase by Imperial PFC of the retail premium finance loans or participations therein, Lexington issued a Lender Protection Insurance Policy (Policy No. 7113481) to Imperial PFC (such policy along with any coverage certificates issued thereunder, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “LPIC Policy”); and
     WHEREAS, each of the parties hereto desires to (i) fully and finally settle and commute all obligations and liabilities, known and unknown, of Lexington under the LPIC Policy (the “LPIC Settlement”), (ii) use the settlement amount to be paid by Lexington to Imperial PFC in connection with such LPIC Settlement to prepay, in full, Imperial PFC’s obligations to Ableco and the lenders under the Financing Agreement, to reimburse, in full, the Originator for the third-party fees and expenses paid by the Originator on behalf of Imperial PFC and to make distributions and payments to or for the benefit of the Equity Guarantor and (iii) set forth herein each party’s rights and obligations with respect to the Collateral (as defined below), the other party hereto and otherwise.
     NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS; CERTAIN TERMS
     Section 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:
     “Ableco” has the meaning specified therefor in the recitals hereto.
     “Acknowledgement Letter Agreements” means the letter agreements, dated as of the date hereof, entered into (i) by and between SunTrust Bank and Imperial PFC, substantially

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in the form of Exhibit E, (ii) by and among Wells Fargo Bank, N.A., Imperial PFC and the Originator, substantially in the form of Exhibit L and (iii) by the Bank of Utah—Corporate Trust Services, substantially in the form of Exhibit R.
          “Action” has the meaning specified therefor in Section 11.12.
          “Advances” has the meaning specified therefor in Section 8.04.
          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
          “Agreement” means this Omnibus Claims Settlement Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.
          “Amended and Restated Limited Liability Company Agreement” means the Amended and Restated Limited Liability Company Agreement of Imperial PFC, dated as of the date hereof, substantially in the form of Exhibit I.
          “Amended and Restated Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of the date hereof, by and between the Initial Servicer and Imperial PFC, substantially in the form of Exhibit H.
          “Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Assets Control (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).
          “Applicable Licensed State” means each State within the United States wherein the Originator is duly licensed and authorized by all applicable law to originate life insurance premium loans and otherwise conduct the business and activities related thereto and as contemplated by the Settlement Documents and the Transaction Documents. Each Applicable Licensed State on the Effective Date is listed on Schedule 1.01(B) attached hereto.
          “Applicable Non-Licensed State” means each State within the United States wherein the Originator is not required to be duly licensed and authorized by all applicable law to originate life insurance premium loans and otherwise conduct the business and activities related thereto and as contemplated by the Settlement Documents and the Transaction Documents. Each Applicable Non-Licensed State on the Effective Date is listed on Schedule 1.01(A) attached hereto.

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          “Authorized Officer” means, with respect to any Person, the chief executive officer, chief financial officer, or president of such Person.
          “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute.
          “Blocked Person” has the meaning assigned to such term in Section 6.01(dd).
          “Board” means the Board of Governors of the Federal Reserve System of the United States.
          “Board of Directors” means, (i) with respect to any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (iii) with respect to a partnership, the board of directors of the general partner of the partnership, (iii) with respect to a limited liability company, the managing member or members or any controlling committee or board of directors of such company or the sole member or the managing member thereof, and (iv) with respect to any other Person, the board or committee of such Person serving a similar function.
          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.
          “Capital Expenditures” means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Equity Interests of, any other Person.
          “Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a “synthetic lease” (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).
          “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.
          “Cash Management Agreement” means a deposit account control agreement, in form and substance reasonably satisfactory to Lexington, by and among Lexington, Imperial PFC and the Cash Management Bank.
          “Cash Management Bank” has the meaning specified therefor in Section 8.01(a).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
          “Change of Control” means each occurrence of any of the following:
               (a) Imperial or Affiliates of Imperial cease beneficially and of record to own, directly or indirectly, 100% of the aggregate outstanding voting power of the Equity Interests of the Originator and Imperial PFC free and clear of any Lien other than a Permitted Lien;
               (b) any sale, exchange, lease or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Imperial PFC or the Originator;
               (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Imperial PFC (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Imperial PFC was approved by a vote of at least a majority the directors of Imperial PFC then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of Imperial PFC;
          (d) (i) any of Imperial PFC or the Originator consolidates or amalgamates with or merges into another entity, or (ii) any entity consolidates or amalgamates with or merges into any of Imperial PFC or the Originator in a transaction pursuant to which the outstanding voting Equity Interests of such Person is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described in this clause (ii) in which either (A) in the case of any such transaction involving the Originator, no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Person holding a majority of the aggregate outstanding voting Equity Interests of the Originator prior to such transaction has, directly or indirectly, acquired beneficial ownership of more than a majority of the aggregate outstanding voting Equity Interests of such Person or (B) in the case of any such transaction involving Imperial PFC, Imperial has, or Affiliates of Imperial have, beneficial ownership of 100% of the aggregate voting power of all Equity Interests of the resulting, surviving or transferee entity; or
          (e) either Jonathan Neuman or Antony Mitchell shall cease to be involved in the day to day operations and management of the business of the Originator and/or Imperial PFC, and a successor reasonably acceptable to Lexington is not appointed on terms reasonably acceptable to Lexington within thirty (30) days of such cessation of involvement.
          “Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.
          “Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of the date hereof, among the Originator, Imperial PFC, the Insurance Collateral Agent and Lexington, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.
          “Collection Account” means that certain bank account, referred to as the “Imperial PFC Financing, LLC Collection Account” and pledged pursuant to the Security Agreement,

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maintained at the Cash Management Bank, for the purpose of receiving Collections and which is subject to the Cash Management Agreement, or with respect to which a security interest has otherwise been created and perfected in a manner acceptable to Lexington.
          “Collections” means, with respect to any Insurance Premium Loan, all funds (a) that are received by the Servicer, the Originator, Imperial PFC, the Insurance Collateral Agent, any of their Affiliates or any other Person on their behalf, from or on behalf of the related Premium Finance Borrowers in payment or repayment of any amounts owed to the Originator and/or Imperial PFC (including, without limitation, principal, finance charges, interest, prepayment fees, termination fees, prepayments by any Premium Finance Borrower and all other amounts and charges) in respect of such Insurance Premium Loan or the related Life Insurance Policy (whether held directly or indirectly through a trust, securities intermediary or otherwise), (b) applied to such amounts owed by such Premium Finance Borrowers (including, without limitation, as a result of the sale or other disposition of, or receipt of death benefits in connection with, the related Life Insurance Policy (whether held directly or indirectly through a trust, securities intermediary or otherwise) securing such Insurance Premium Loan or other collateral or property of the Premium Finance Borrower or any other party directly or indirectly liable for payment of such Insurance Premium Loan and available to be applied thereon), (c) that are received by Servicer, the Originator, Imperial PFC, the Insurance Collateral Agent, any of their Affiliates or any other Person on their behalf, from or on behalf of the related Premium Finance Borrowers in payment of amounts refunded by the Insurance Provider in respect of premiums, and (d) any and all other collections or proceeds received on or in respect of the sale, disposition, repayment, prepayment, or otherwise in connection with any such Insurance Premium Loan and/or the related Life Insurance Policy (whether held directly or indirectly through a trust, securities intermediary or otherwise) (including, without limitation, all principal or interest payments, sale or purchase price payments, and all broker, agent and other fees received by or payable to the Servicer, the Originator, Imperial PFC, the Insurance Collateral Agent, any of their Affiliates or any other Person on their behalf, in connection with such sale, disposition or otherwise, together with all amounts, if any, payable in respect thereof and maintained in or distributed from any escrow or similar account).
          “Confidential Information” has the meaning specified therefor in Section 11.19.
          “Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make

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payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.
          “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
          “Credit Party” means Imperial PFC, any Individual Guarantor and the Equity Guarantor.
          “Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.
          “Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person.
          “Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.
          “Effective Date” means the date, on or before September 8, 2010, on which all of the conditions precedent set forth in Section 5.01 are satisfied or waived.
          “Effective Date Balance Sheet” has the meaning specified therefor in Section 5.01(b)(xxxiii).
          “Eligible Insurance Premium Loan” means an Insurance Premium Loan:
               (a) that (i) accrues interest at a per annum rate of not less than [*]%, (ii) that has an Origination Fee of (x) not less than [*]% and (y) not greater than [*]% (in either case, multiplied by the maximum principal balance of the Insurance Premium Loan), (iii) permits the pass-through, directly or indirectly, of the premiums payable to Lexington in respect of such Insurance Premium Loan (for avoidance of doubt, an indirect pass-through which includes adding the premiums to the amount of the Origination Fee is permissible) and (iv) if repaid or prepaid prior to the applicable maturity thereof and not as a result of the death of the Underlying Life, requires, to the extent permitted by applicable law, the payment of a yield maintenance fee designed to capture the yield spread between the interest rate payable under the Insurance Premium Loan (absent repayment or prepayment) and the interest rate receivable on U.S.

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government obligations having maturities closely matching the original maturity date of the related Insurance Premium Loan; provided, that such yield maintenance fee does not result in the Premium Finance Borrower paying more than it would have paid in full satisfaction of such Insurance Premium Loan at the original maturity date of such Insurance Premium Loan;
               (b) for which the Underlying Life is a United States resident or has a United States social security number and is not an Affiliate or employee of the Originator, Imperial PFC or any of their Affiliates;
               (c) the assignment of which (or any interest therein) to Imperial PFC or Lexington does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which to Imperial PFC or Lexington does not require the consent of the Premium Finance Borrower thereof;
               (d) that is denominated and payable only in Dollars;
               (e) that is in full force and effect and constitutes the legal, valid and binding obligation of the Premium Finance Borrower of such Insurance Premium Loan enforceable against such Premium Finance Borrower in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever;
               (f) that does not, and the origination thereof did not, contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which, no party thereto is in violation of any such law, rule or regulation if such violation would impair the collectability of such Insurance Premium Loan or any related security (including the applicable Life Insurance Policy);
               (g) as to which the Insurance Collateral Agent’s (for the benefit of Lexington) and/or Lexington’s first priority security interest in such Insurance Premium Loan has been perfected under the applicable UCC and other applicable laws;
               (h) as to which Lexington or the Insurance Collateral Agent shall be in possession of the original of such Insurance Premium Loan and all other items in the Loan Documentation Package with respect thereto;
               (i) the principal balance of which plus anticipated finance charges through maturity, including origination fees, totals at least $[*], but is not in excess of $[*];
               (j) that has a term to maturity of no greater than [*] calendar months from the date of origination thereof;
               (k) as to which the issuing insurance company of the related Life Insurance Policy is organized in the United States or any State and licensed by the United States or any State;

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               (l) as to which all documents within the related Loan Documentation Package are, by their terms, governed by the laws of one or more Applicable Licensed States or Applicable Non-Licensed States and the related Premium Finance Borrower and irrevocable life insurance trust are, in each case, duly organized and existing under the laws of one or more Applicable Licensed States or Applicable Non-Licensed States;
               (m) which is evidenced by a Note and Security Agreement, collateral assignment and other documents in the related Loan Documentation Package substantially in the form of Exhibit D;
               (n) for which the related Premium Finance Borrower (or if the Premium Finance Borrower is a trust, then the grantor, settlor, or beneficiary thereof), or the life covered by the insurance, or the spouse or beneficiary of such life, must be (i) a Code Section 501(c)(3) corporation or similar business trust or partnership with assets in excess of $[*] and that is organized in an Applicable Licensed State or Applicable Non-Licensed State, (ii) a natural person or spouses whose net worth exceeds $[*], or (iii) (a) a natural person whose net income exceeded $[*] in the last two years or (b) spouses with joint income exceeding $[*] in the last two years, in either case, with a reasonable expectation of reaching that level in the current year;
               (o) as to which the aggregate face amounts of Life Insurance Policies securing such loan shall be denominated and payable in Dollars and not be less than $[*] and shall not exceed $[*];
               (p) for which (1) the Insurance Collateral Agent shall have received a collateral assignment of the related Life Insurance Policy (which assignment shall be made as contemplated by the Loan Documentation Package and shall be free and clear of all adverse claims) or (2) the Originator shall have received a pledge of the beneficial interest of the Premium Finance Borrower for the benefit of Imperial PFC, and the related Premium Finance Borrower shall have been instructed, and shall have agreed, to make payments with respect thereto to the Collection Account;
               (q) as to which the applicable insured, on the date of the issuance of the Life Insurance Policy with respect to such Insurance Premium Loan, had, to the best of Imperial PFC’s Knowledge, a minimum net worth of at least $[*] and must be at least [*] years old on the maturity date of the related Insurance Premium Loan;
               (r) the related Life Insurance Policy with respect to such Insurance Premium Loan is any form or blend of coverage provided that a term policy has a term conversion privilege;
               (s) as to which the owner of the related Life Insurance Policy with respect to such Insurance Premium Loan and the related Premium Finance Borrower had an insurable interest in the life of the applicable insured at the time such Life Insurance Policy was issued and delivered by the issuing insurance company and became effective on the date such Insurance Premium Loan was made;

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               (t) for which Imperial PFC, the Originator or any of their Affiliates have not previously (i) provided an insurance premium loan or similar product to the Premium Finance Borrower or (ii) financed a Life Insurance Policy on the same Underlying Life, except pursuant to a series of related transactions on the same Underlying Life, but excluding any Insurance Premium Loan that refinances another Insurance Premium Loan;
               (u) for which the related Premium Finance Borrower must be a trust that has either (i) an institutional trustee or financial institution that was approved in accordance with the terms of the Financing Agreement or (ii) a Non-Corporate Trustee, as trustee or co-trustee under the related Trust Agreement and such Trust Agreement has not been amended, supplemented or otherwise modified after the making of the related Insurance Premium Loan without the consent of Lexington;
               (v) for which the premium with respect to the related Life Insurance Policy shall have either (i) been paid to the applicable Insurance Provider or (ii) placed into escrow under the Trust Agreement pursuant to escrow arrangements, in each case, in an amount believed at the time the Insurance Premium Loan was made to be sufficient to result in such Life Insurance Policy remaining continuously in effect through the [*] ([*]th) day after the Insurance Premium Loan Maturity Date; and
               (w) that satisfies all terms and conditions set forth in the Master Participation Agreement and/or an Insurance Premium Loan Sale and Assignment Agreement.
          “Equity Guarantor” means Imperial Premium Finance, LLC, a Florida limited liability company, which owns 100% of the Equity Interests of Imperial PFC.
          “Equity Interest” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.
          “Escrow Agreement” means an Escrow Agreement, by and among a Non-Corporate Trustee or a financial institution, a Premium Finance Borrower and the Originator, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement.
          “Event of Default” means any of the events set forth in Section 9.01.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
          “Financial Statements” means (i) the audited consolidated balance sheet of Imperial and its Subsidiaries for the Fiscal Year ended December 31, 2009, and the related consolidated statement of operations, shareholders’ equity and cash flows for the Fiscal Year then ended, and (ii) the unaudited consolidated balance sheet of Imperial and its Subsidiaries for the six (6) months ended June 30, 2010, and the related consolidated statement of operations, shareholder’s equity and cash flows for the six (6) months then ended.
          “Financing Agreement” has the meaning specified in the recitals.
          “Fiscal Year” means the fiscal year of Imperial PFC ending on December 31st of each year.
          “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.
          “Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture agreement, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization.
          “Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
          “Guarantor Security Agreement” means a pledge and security agreement made by the Equity Guarantor in favor of Lexington, substantially in the form of Exhibit C.
          “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.
          “Imperial” means Imperial Holdings, LLC, a Florida limited liability company.
          “Imperial PFC” has the meaning specified therefor in the preamble hereto.
          “Imperial Prohibited Act” means any of the following:

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     (A) in connection with the issuance of a Life Insurance Policy by an Insurance Provider or the issuance or maintenance of a loan supported directly or indirectly by a Life Insurance Policy:
(1)	and/or for the purpose of encouraging the issuance of or application for such Life Insurance Policy or a loan supported directly or indirectly by such Life Insurance Policy, providing any upfront inducement or gift valued in excess of $[*] or otherwise in violation of applicable law for the benefit of the Premium Finance Borrower, any beneficiary of the Premium Finance Borrower and/or the Underlying Life and/or the spouse or significant other of the Underlying Life; provided, that the conduct described in the following provisions (a) and (b) shall not constitute an upfront inducement or gift for purposes of this clause (1) so long as such conduct does not violate applicable law and does not result in the Premium Finance Borrower being entitled to amounts (other than any benefit payable by the Insurance Provider in connection with a related Life Insurance Policy) exceeding any such premium finance loan and the reimbursed expenses described in (b) of this paragraph: (a) any reasonable business marketing activity, event or meal conducted by any employee or Relevant Authorized Officer of the Originator or any Affiliate thereof, any beneficiary of the Premium Finance Borrower, and/or the Underlying Life and/or the spouse or significant other of the Underlying Life, and paid for by the Originator or any Affiliate thereof without any condition that the recipient or beneficiary thereof purchase or finance any insurance and (b) any reimbursement of expenses incurred by the Premium Finance Borrower and/or the Underlying Life that relate directly to the issuance of an Insurance Premium Loan;

(2)	causing any portion of the death benefit from such Life Insurance Policy to be paid to parties other than (a) those with an insurable interest in the Underlying Life, (b) beneficiaries chosen by the Underlying Life or (c) the Originator in satisfaction of the related Insurance Premium Loan; provided, that the amount collected by the Originator may not exceed the outstanding loan principal, together with related interest and reasonable and customary charges or fees; and provided, further, that if the aggregate amount of charges and fees with regard to such Insurance Premium Loan does not exceed [*] percent ([*]%) of the amount of the Insurance Premium Loan, then such charges and fees shall be considered reasonable and customary for purposes of this clause (2);

(3)	requiring a borrower to sell, assign (other than through a pledge of such Life Insurance Policy or related beneficial interest of such borrower as collateral and any foreclosure or liquidation of such loan and related amounts) or settle such Life Insurance Policy that acts as collateral or penalizing such borrower for not selling, assigning or settling any such Life Insurance Policy;

(4)	(a) requiring a borrower to share or otherwise forfeit any proceeds derived from the future sale, assignment or settlement of such Life Insurance Policy (other than through a pledge of such Life Insurance Policy or related beneficial interest of such borrower as collateral and any foreclosure or liquidation of such collateral to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
satisfy a loan and related amounts); it being understood that no part of this clause (a) is intended to allow the use of an interest rate that (i) is not fixed, (ii) is not correlated to a commercially accepted index or instrument (such as “Libor”, “prime” or a U.S. Treasury bill) or (iii) may otherwise result in any Person paying or owing any amount contingent upon the future value or sale price of a Life Insurance Policy or (b) requiring a borrower to consummate any such sale, assignment or settlement with a particular agent or settlement company; or

(5)	penalizing a borrower for prepaying any such loan other than pursuant to a market prepayment penalty, make whole premium or early termination fee; provided, that a prepayment penalty, make whole premium or early termination fee that (i) is consistent with the “Yield Maintenance Premium” set forth in the Transaction Documents and in any event (ii) does not result in the borrower paying more than it would have paid in full satisfaction of the Insurance Premium Loan at maturity, shall be considered a market prepayment penalty, make whole premium or early termination fee for purposes of this clause (5);
     or
(B)	(1) conduct that, in the reasonable determination of Lexington, causes a material number of Insurance Premium Loans issued in any jurisdiction to fail to meet in any material respect the factual assumptions or conform to the legal advice set forth in the Local Counsel Opinion most recently obtained by Imperial PFC or an Affiliate of Imperial PFC with respect to the laws, rules and regulations of such jurisdiction; provided, that if Imperial PFC and its Affiliates have taken reasonable steps to ensure that the Insurance Premium Loans comply with (i) the facts identified by Imperial PFC or an Affiliate of Imperial PFC and relied upon by counsel in giving the legal advice set forth in the Local Counsel Opinion (other than any such facts identified in the Local Counsel Opinion as not being in compliance with applicable law in the relevant state or otherwise contradicted by facts identified by counsel in such Local Counsel Opinion), (ii) any facts identified by counsel in the Local Counsel Opinion that are in addition to the facts identified by Imperial PFC or an Affiliate of Imperial PFC and that are relied upon by counsel in giving such legal advice, and (iii) any facts identified by counsel in the Local Counsel Opinion that contradict the facts identified by Imperial PFC or an Affiliate of Imperial PFC and that are relied upon by counsel in giving such legal advice, then Imperial PFC and its Affiliates will not be treated as having engaged in conduct described in this clause (B)(1) in respect of such Insurance Premium Loans;

(2)	failing to take corrective action within [*] ([*]) days of a Relevant Authorized Officer of Imperial PFC or an Affiliate of Imperial PFC becoming aware that any conduct undertaken in any jurisdiction by Imperial PFC or any Affiliate of Imperial PFC as a result of or relating to a Local Counsel Opinion delivered with respect to the laws, rules or regulations of such jurisdiction (any such conduct so undertaken being, “Advised Conduct”) was or is, or that there is a substantial likelihood that such Advised Conduct was or is, not in compliance with any law,

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rule or regulation then in effect in such jurisdiction (including, without limitation, as a result of the enactment of a new law, rule or regulation after the date on which the Local Counsel Opinion (or bring-down thereof) was delivered); provided, that if (a) Imperial PFC or any Affiliate of Imperial PFC undertakes any Advised Conduct in a jurisdiction that it believes, in good faith, complies in all material respects with the facts, circumstances and/or standards set forth in the most recent Local Counsel Opinion (or bring-down thereof) delivered in such jurisdiction, (b) a party asserts that such Advised Conduct was or is not in compliance (for reasons other than the enactment of a new law, rule or regulation after the date on which such Local Counsel Opinion (or bring-down thereof) was delivered) with any law, rule or regulation cited or referred to in such Local Counsel Opinion (or bring-down thereof) and (c) Imperial PFC or any Affiliate of Imperial PFC is in good faith challenging whether such Advised Conduct was or is not in compliance with such law, rule or regulation, then a Relevant Authorized Officer of Imperial PFC or any Affiliate of Imperial PFC (y) until the earlier of the date of the decision by Imperial PFC or any Affiliate of Imperial PFC, as applicable, to no longer continue such challenge or a final determination that has been made regarding the matter, shall not be deemed to be aware that there is a substantial likelihood that Advised Conduct was or is not in compliance with any such law, rule or regulation and shall not be required to take corrective action with regard to such Advised Conduct and (z) shall provide prompt written notice of the existence of any such challenge, and the facts relating to such challenge, to Lexington (for purposes of this clause (B)(2), “final determination” shall mean an order of a court, a decision of an arbitration panel or a non-appealable ruling of an administrative law tribunal, in each case, with jurisdiction over the matter); or

(3)	failing to provide written notice to Lexington within thirty (30) days following any Relevant Authorized Officer of Imperial PFC or any Affiliate of Imperial PFC obtaining knowledge that a Prohibited Act or an Imperial Prohibited Act has been committed.
          “Indebtedness” means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person’s business and not outstanding for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to Lexington and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating

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lease, off-balance sheet financing or similar financing; (ix) all Contingent Obligations; and (x) all obligations referred to in clauses (i) through (ix) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer. Without limiting the foregoing, it is understood and agreed by the parties that the Indebtedness of Imperial PFC includes the Outstanding Reimbursement Amount.
          “Indemnified Matters” has the meaning specified therefor in Section 11.15.
          “Indemnitees” has the meaning specified therefor in Section 11.15.
          “Independent Manager” has the meaning specified therefor in Section 7.02(p)(xi).
          “Individual Guarantor” means each of Jonathan Neuman and Antony Mitchell.
          “Individual Guaranty” means each guaranty, substantially in the form of Exhibit B, made by an Individual Guarantor in favor of Lexington.
          “Initial Servicer” means Portfolio Financial Servicing Company, a Delaware corporation.
          “Initial Servicing Agreement” means the Servicing Agreement, dated as of August 7, 2008, by and between the Initial Servicer and Imperial PFC, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement.
          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions or extensions generally with creditors, or proceedings seeking reorganization, arrangement or other similar relief.
          “Insurance Collateral Agent” means Portfolio Financial Servicing Company, a Delaware corporation, in its capacity as collateral agent under the Collateral Agency Agreement, together with its successors and permitted assigns in such capacity.
          “Insurance Premium Loan” means each loan made by the Originator in connection with the transactions contemplated by the Transaction Documents, evidenced by a Note and Security Agreement and the other documents in the Loan Documentation Package and secured by one or more Life Insurance Policies or all of the beneficial interest of the related Premium Finance Borrower.
          “Insurance Premium Loan Maturity Date” means, with respect to an Insurance Premium Loan, the date specified in the related Note and Security Agreement as the date on

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which all outstanding interest and principal thereon is due and payable from the Premium Finance Borrower to the Originator and/or Imperial PFC (or its assigns).
          “Insurance Premium Loan Sale and Assignment Agreement” means each sale and assignment agreement by and between the Originator and Imperial PFC, pursuant to which Imperial PFC purchased Eligible Insurance Premium Loans originated by the Originator in the Applicable Non-Licensed States, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
          “Insurance Premium Loan Sale and Assignment Agreements Letter Amendment” means the letter agreement, dated as of the date hereof, entered into by and among Imperial PFC and the Originator relating to the Insurance Premium Loan Sale and Assignment Agreements, substantially in the form of Exhibit K.
          “Insurance Provider” means, with respect to a Life Insurance Policy, the insurance company issuing such policy.
          “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.
          “Knowledge” means, with respect to Imperial PFC, the actual knowledge of any Individual Guarantor, any officer or any director of Imperial PFC.
          “Lease” means any lease of real property to which Imperial PFC is a party as lessor or lessee.
          “Letter Agreement” means the amended and restated letter agreement, dated as of the date hereof, between Imperial and Lexington, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
          “Lexington” has the meaning specified therefor in the preamble hereto.
          “Lexington’s Account” means an account at a bank designated by Lexington from time to time as the account into which Imperial PFC shall make all payments to Lexington under this Agreement and the other Settlement Documents.
          “Liabilities” has the meaning specified therefor in Section 6.01(q).
          “Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.
          “Life Insurance Policy” means with respect to any Insurance Premium Loan, the life insurance policy or policies financed by the related Premium Finance Borrower under the related Note and Security Agreement.

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          “Loan, Collateral and Assets Schedule” has the meaning specified therefor in Section 5.01(b)(xxxi).
          “Loan Documentation Package” means with respect to each Insurance Premium Loan, each document, in form and substance substantially similar to the forms attached hereto as Exhibit D.
          “Loan Schedule” means the schedule, maintained by the Servicer and attached hereto as Schedule 1.01(C), of Insurance Premium Loans as to which participations and/or assignments are owned by Imperial PFC and pledged to Lexington; provided, that the entry of each Insurance Premium Loan on Schedule 1.01(C) shall, among other things, identify all Insurance Premium Loans by the name of the Premium Finance Borrower thereof, and as to each Insurance Premium Loan, set forth the amount of the Insurance Premium Loan, the related loan number, the applicable interest rate and the applicable Insurance Premium Loan Maturity Date.
          “Local Counsel Opinion” means a legal opinion or legal memorandum obtained in connection with Insurance Premium Loans by Imperial PFC or an Affiliate of Imperial PFC from outside local counsel to Imperial PFC or such Affiliate, as applicable, qualified to practice in a jurisdiction in which the Originator made Insurance Premium Loans.
          “LPIC Policy” has the meaning specified therefor in the recitals hereto.
          “LPIC Settlement” has the meaning specified therefor in the recitals hereto.
          “Master Participation Agreement” means the Master Participation Agreement, dated as of August 7, 2008, by and between the Originator and Imperial PFC, pursuant to which Imperial PFC purchased 100% participations in the Eligible Insurance Premium Loans originated by the Originator in the Applicable Licensed States as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement.
          “Master Participation Agreement Letter Amendment” means the letter agreement, dated as of the date hereof, by and between Imperial PFC and the Originator relating to the Master Participation Agreement, substantially in the form of Exhibit J.
          “Material Adverse Effect” means a material adverse effect on any of (i) the ability of the Originator or Imperial PFC to perform any of its obligations under any Settlement Document or any Transaction Document to which it is a party, (ii) the legality, validity or enforceability of this Agreement, any other Settlement Document or any Transaction Document (excluding any Transaction Documents evidencing Insurance Premium Loans not exceeding more than [*]% of the aggregate Maturity Principal Balance of all Eligible Insurance Premium Loans of Imperial PFC), (iii) the rights and remedies of Lexington under any Settlement Document or any Transaction Document to which the Originator or Imperial PFC or any of their Affiliates is a party (excluding any Transaction Documents evidencing Insurance Premium Loans not exceeding more than [*]% of the aggregate Maturity Principal Balance of all Eligible Insurance Premium Loans of Imperial PFC), (iv) the validity, perfection or priority of (A) a Lien in favor of Lexington on any of the Collateral or (B) Imperial PFC’s ownership interest, whether direct or through participations, in the Insurance Premium Loans or (v) the validity or

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enforceability of the Insurance Premium Loans, the Life Insurance Policies, the beneficial interests in any Premium Finance Borrowers that own Life Insurance Policies or the related Collateral (excluding any Transaction Documents evidencing Insurance Premium Loans not exceeding more than [*]% of the aggregate Maturity Principal Balance of all Eligible Insurance Premium Loans of Imperial PFC).
          “Material Contract” means, with respect to any Person, (a) the Transaction Documents and (b) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or any Subsidiary thereof.
          “Maturity Principal Balance” means with respect to any Insurance Premium Loan, at any time of determination, the projected final principal balance of such Insurance Premium Loan on the related maturity date therefor, plus all accrued interest and fees thereon.
          “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
          “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which Imperial PFC has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years preceding the Effective Date.
          “Non-Corporate Trustee” means a law firm that is licensed to practice in an Applicable Non-Licensed State or an Applicable Licensed State that (i) serves as the trustee or co-trustee under a Trust Agreement and (ii) may also serve as the escrow agent under an Escrow Agreement; provided, that at no time shall there be more six (6) different Non-Corporate Trustees in the aggregate with respect to the Eligible Insurance Premium Loans.
          “Note and Security Agreement” means, with respect to each Insurance Premium Loan, a note and security agreement or similar agreement (however defined) between the Originator and the Premium Finance Borrower evidencing and securing the indebtedness of the Premium Finance Borrower to the Originator.
          “Obligations” means the Outstanding Reimbursement Amount and all present and future indebtedness (including any Indebtedness), obligations, and liabilities of Imperial PFC to Lexington arising under or in connection with this Agreement or any other Settlement Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of Imperial PFC under the Settlement Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay interest (including the PIK Interest Amount), charges, expenses, fees, the attorneys’ fees and disbursements, indemnities, subrogation payments in connection with Section 8.05 and other amounts payable by Imperial PFC under the Settlement Documents, (b) amounts payable by Imperial PFC under Section 11.04 and (c) the obligation of Imperial PFC to reimburse any amount in respect of any of the foregoing that Lexington (in its sole discretion) may elect to pay or advance on behalf of Imperial PFC.

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          “Origination Fees” means those amounts payable by the Premium Finance Borrower to the Originator (and netted out of the related Insurance Premium Loan) in respect of origination, upfront or similar fees.
          “Originator” means Imperial Premium Finance, LLC, a Florida limited liability company, as an originator and seller under the Master Participation Agreement and/or the Insurance Premium Loan Sale and Assignment Agreements.
          “Outstanding Reimbursement Amount” means, as of any date, the Settlement Amount plus $76,796,935.94 plus the aggregate amount of any Advances that have been made by Lexington as of such date plus any interest that has been capitalized pursuant to Section 4.01 as of such date less any distributions that have been received by Lexington pursuant to Section 3.02 or otherwise under or pursuant to the Settlement Documents.
          “Payoff Amount” has the meaning specified therefor in Section 2.02(a).
          “Payoff Letter” means the letter agreement entered into by Ableco and agreed to and accepted by Imperial PFC and Lexington, substantially in the form attached hereto as Exhibit G.
          “Permitted Indebtedness” means:
          (a) any Indebtedness owing to Lexington under this Agreement and the other Settlement Documents; and
          (b) Subordinated Indebtedness.
          “Permitted Liens” means:
          (a) Liens in favor of Lexington securing the Obligations; and
          (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c).
          “Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.
          “PIK Interest Amount” means, as of any date of determination, the amount of all interest accrued with respect to the Outstanding Reimbursement Amount, whether calculated based on the Base Interest Rate or Default Interest Rate, that has been paid in kind by being added to the balance thereof in accordance with Section 4.01(a).
          “Premium Finance Borrower” means an insurance trust, with either (i) an institutional trustee or financial institution or (ii) a Non-Corporate Trustee, as a trustee or co-trustee, obligated to make payments with respect to an Insurance Premium Loan.

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          “Prohibited Act” means, in connection with the issuance of a Life Insurance Policy by an Insurance Provider or the issuance or maintenance of a loan supported directly or indirectly by a Life Insurance Policy, any of the following:
          (a) and/or for the purpose of encouraging the issuance of or application for such Life Insurance Policy or a loan supported directly or indirectly by such Life Insurance Policy, providing any upfront inducement or gift valued in excess of $[*] or otherwise in violation of applicable law for the benefit of the Premium Finance Borrower, any beneficiary of the Premium Finance Borrower and/or the Underlying Life and/or the spouse or significant other of the Underlying Life; provided, that the conduct described in the following provisions (x) and (y) shall not constitute an upfront inducement or gift for purposes of this clause (a) so long as such conduct does not violate applicable law and does not result in the Premium Finance Borrower being entitled to amounts (other than any benefit payable by the Insurance Provider in connection with a related Life Insurance Policy) exceeding any such premium finance loan and the reimbursed expenses described in (y) of this paragraph: (x) any reasonable business marketing activity, event or meal conducted by any employee or Relevant Authorized Officer of the Originator or any Affiliate thereof, any beneficiary of the Premium Finance Borrower, and/or the Underlying Life and/or the spouse or significant other of the Underlying Life, and paid for by the Originator or any Affiliate thereof without any condition that the recipient or beneficiary thereof purchase or finance any insurance and (y) any reimbursement of expenses incurred by the Premium Finance Borrower and/or the Underlying Life that relate directly to the issuance of an Insurance Premium Loan;
          (b) causing any portion of the death benefit from such Life Insurance Policy to be paid to parties other than (x) those with an insurable interest in the Underlying Life, (y) beneficiaries chosen by the Underlying Life or (z) the Originator in satisfaction of the related Insurance Premium Loan; provided, that the amount collected by the Originator may not exceed the outstanding loan principal, together with related interest and reasonable and customary charges or fees; and provided, further, that if the aggregate amount of charges and fees with regard to such Insurance Premium Loan does not exceed [*] percent ([*]%) of the amount of the Insurance Premium Loan, then such charges and fees shall be considered reasonable and customary for purposes of this clause (b);
          (c) requiring a borrower to sell, assign (other than through a pledge of such Life Insurance Policy or related beneficial interest of such borrower as collateral and any foreclosure or liquidation of such loan and related amounts) or settle such Life Insurance Policy that acts as collateral or penalizing such borrower for not selling, assigning or settling any such Life Insurance Policy;
          (d) (x) requiring a borrower to share or otherwise forfeit any proceeds derived from the future sale, assignment or settlement of such Life Insurance Policy (other than through a pledge of such Life Insurance Policy or related beneficial interest of such borrower as collateral and any foreclosure or liquidation of such collateral to satisfy a loan and related amounts); it being understood that no part of this clause (x) is intended to allow the use of an interest rate that (i) is not fixed, (ii) is not correlated to a commercially accepted index or instrument (such as “Libor”, “prime” or a U.S. Treasury bill) or (iii) may otherwise result in any Person paying or owing any amount contingent upon the future value or sale price of a Life Insurance Policy or (y)

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requiring a borrower to consummate any such sale, assignment or settlement with a particular agent or settlement company; or
          (e) penalizing a borrower for prepaying any such loan other than pursuant to a market prepayment penalty, make whole premium or early termination fee; provided, that a prepayment penalty, make whole premium or early termination fee that (i) is consistent with the “Yield Maintenance Premium” set forth in the Transaction Documents and in any event (ii) does not result in the borrower paying more than it would have paid in full satisfaction of the Insurance Premium Loan at maturity, shall be considered a market prepayment penalty, make whole premium or early termination fee for purposes of this clause (e).
          “Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.
          “Release and Reimbursement Letter Agreement” means the acknowledgement letter entered into on the date hereof by and among the Originator, Imperial PFC and Lexington, substantially in the form of Exhibit F.
          “Relevant Authorized Officer” means any member of the board of directors or managers of an entity, chief executive officer, president, vice president, chief operating officer, chief financial officer, treasurer, manager, general counsel or lead regulatory officer responsible for ensuring compliance with all applicable lending and insurance statutes, rules and regulations.
          “Reimbursement Amount” has the meaning specified therefor in Section 2.02(b).
          “Remarketing Agent” means the company that will act as the exclusive remarketing agent for purposes of selling or otherwise disposing of a Life Insurance Policy, which company shall (i) initially be Imperial Life & Annuity Services, LLC, (ii) at all times be obligated to take instructions from and act on behalf of Lexington with regard to the sale or other disposition of such Life Insurance Policy and (iii) be subject to replacement by Lexington from time to time in its sole discretion upon delivery of a notice to Imperial PFC identifying the replacement Remarketing Agent.
          “Remarketing Agreement” means the LPIC Services and Remarketing Agreement, dated as of August 7, 2008, by and between Lexington and Imperial Life & Annuity Services, LLC, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
          “Remarketing Agreement Letter Amendment” means the amendment to the Remarketing Agreement, dated as of the date hereof, by and between Lexington and Imperial Life & Annuity Services, LLC, substantially in the form of Exhibit Q.
          “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations,

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directives, requirements or requests of, any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
          “SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.
          “Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.
          “Security Agreement” means a Pledge and Security Agreement made by Imperial PFC in favor of Lexington, substantially in the form of Exhibit A, securing the Obligations and delivered to Lexington.
          “Servicer” means the Initial Servicer or any other servicer approved in writing by Lexington.
          “Servicer Termination Event” means the occurrence of any of the following events: (i) any report which the Servicer delivers under the terms of any Transaction Document shall be incorrect in any material respect, (ii) the Servicer assigns to any other Person any of its duties or obligations other than as otherwise permitted by the Servicing Agreement, (iii) the occurrence of an Event of Default, or (iv) the occurrence of any event which, in the reasonable business judgment of Lexington, could reasonably be expected to be adverse to the interests of the Originator, Imperial PFC and/or Lexington.
          “Servicing Agreement” means (i) prior to the termination of the Initial Servicing Agreement, the Initial Servicing Agreement and (ii) anytime thereafter, any other servicing agreement in form and substance satisfactory to Lexington.
          “Servicing Fees” means the servicing fees paid to the Servicer pursuant to the Servicing Agreement.
          “Settlement Amount” has the meaning specified therefor in Section 2.02.
          “Settlement Document” means this Agreement, any Individual Guaranty, the Guarantor Security Agreement, the Security Agreement, the Collateral Agency Agreement, the Cash Management Agreement, any Servicing Agreement, the Letter Agreement, the Remarketing Agreement, the Payoff Letter, the Termination Direction Letter, the Acknowledgement Letter Agreements, the Master Participation Agreement Letter Amendment, the Loan Sale and Assignment Agreements Letter Amendment, the Amended and Restated Limited Liability Company Agreement, the Release and Reimbursement Letter Agreement, the Remarketing Agreement Letter Amendment, the landlord waiver described in Section 5.01(b)(xiv) and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Obligation.
          “Solvent” means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is not less than the total amount of the liabilities

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of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital.
          “Standard & Poor’s” means Standard & Poor’s Ratings Group, a Standard & Poor’s Financial Services LLC business.
          “Subordinated Indebtedness” means Indebtedness of Imperial PFC the terms of which are satisfactory to Lexington and which has been expressly subordinated in right of payment to all Indebtedness of Imperial PFC under the Settlement Documents (i) by the execution and delivery of a subordination agreement, in form and substance satisfactory to Lexington, or (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) satisfactory to Lexington.
          “Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Equity Interests having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.
          “Termination Direction Letter” means the termination direction letter executed by Ableco, dated as of the date hereof, to various parties regarding the termination of Ableco’s rights under certain of the Transaction Documents and Settlement Documents, substantially in the form of Exhibit M.
          “Transaction Documents” means the Master Participation Agreement, each Insurance Premium Loan Sale and Assignment Agreement, any Servicing Agreement, any Escrow Agreement, the Trust Agreements and such other instruments, certificates, agreements, reports and documents executed and delivered under and or in connection with the Insurance Premium Loans (including each applicable Loan Documentation Package), as any of the foregoing may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
          “Trust Agreement” means an irrevocable life insurance trust agreement entered into by the Underlying Life and the applicable trustee(s), pursuant to which either (i) an institutional trustee or financial institution or (ii) a Non-Corporate Trustee acts as the trustee or a co-trustee thereunder.
          “Trustee Resignation Notice” has the meaning specified therefor in Section 7.01(v).
          “Underlying Life” means, with respect to any Life Insurance Policy, the Person or Persons whose life or lives are insured by such Life Insurance Policy.
          “Uniform Commercial Code” has the meaning specified therefor in Section 1.03.
          “USA PATRIOT Act” has the meaning specified therefor in Section 11.22.
          Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
          Section 1.03 Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Lexington may otherwise determine.
          Section 1.04 Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified

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date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to Lexington, such period shall in any event consist of at least one full day.
ARTICLE II
COMMUTATION
          Section 2.01 Termination, Release and Discharge. Upon Lexington’s payment of the Settlement Amount to Imperial PFC, or as Imperial PFC may direct, pursuant to Section 2.02, Imperial PFC and Lexington agree that the LPIC Policy (including, for the avoidance of doubt, any coverage certificates issued thereunder) is terminated and Imperial PFC does hereby release and forever discharge Lexington, its successors, parents, affiliates, subsidiaries, employees, officers, directors, agents, shareholders and assigns, of and from any and all liability and obligations arising under or related to the LPIC Policy (including, for the avoidance of doubt, any coverage certificates issued thereunder), whether grounded in law or in equity, whether grounded in contract or in tort, whether known or unknown, reported or unreported, and whether currently existing or arising in the future, including, but not limited to, all claims, debts, demands, causes of action, duties, sums of money, covenants, contracts, controversies, agreements, promises, doings, omissions, damages, judgments, costs, expenses and losses whatsoever.
          Section 2.02 Payment of Settlement Amount. In exchange for the termination and release described above, Lexington shall pay to Imperial PFC, or as Imperial PFC may direct, an amount equal to $96,869,806 (the “Settlement Amount”) on the Effective Date. Imperial PFC hereby directs Lexington to wire the Settlement Amount, for and on behalf of Imperial PFC, directly to the following account(s):
(a) with regard to the amount that is sufficient to fully and completely discharge the Obligations (as defined in the Financing Agreement) under the Financing Agreement and the other Loan Documents (as defined in the Financing Agreement) (such amount, the “Payoff Amount”):
$63,967,982.81 to

Name of the bank:
ABA# of the bank:
Name of the account:	CDO Wire
Account #:
Payee’s Federal tax ID:
Sub-Account Name:	Ableco Finance LLC Collection
Sub-Account Number:
Reference Data:	Imperial PFC Financing, LLC
Bank contact name and phone number:
Payee contact name and phone number:

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(b) with regard to (i) the amount that is sufficient to reimburse, in full, the Originator for various third-party fees and expenses paid by the Originator on behalf of Imperial PFC, as more fully described in the Release and Reimbursement Letter Agreement (such amount, the “Reimbursement Amount”) and (ii) any remaining balance as a dividend, in each case, to the Originator:
$32,901,823.19 to

Name of the bank:
ABA# of the bank:
Name of the account:	Imperial Premium Finance, LLC
Account #:
Payee’s Federal tax ID:
Bank contact name and extension:
Payee contact name and phone number:
ARTICLE III
APPLICATION OF PAYMENTS; FINANCINGS
          Section 3.01 Outstanding Reimbursement Amount. In consideration for the payment by Lexington of the Settlement Amount to or for the benefit of Imperial PFC, Imperial PFC agrees to reimburse Lexington therefor with interest thereon (at the rates described in Section 4.01), and accordingly hereby agrees to pay to Lexington the Outstanding Reimbursement Amount on the terms and subject to the provisions set forth herein. The Outstanding Reimbursement Amount shall be payable as set forth in Section 3.02.
          Section 3.02 Application of Payments. On each day that Collections are received by any Person, Imperial PFC shall (or shall cause such other Person to) on the Business Day of such receipt, transfer such amounts to the Collection Account for distribution in the following order of priority:
               (a) first, to pay the Servicer an amount equal to the accrued and unpaid Servicing Fees then due and payable in accordance with the Servicing Agreement until paid in full;
               (b) second, to pay the Insurance Collateral Agent an amount equal to any fees, expense reimbursements, indemnities and other amounts then due and payable to the Insurance Collateral Agent in accordance with the Collateral Agency Agreement until paid in full;
               (c) third, to pay any other third parties, including but not limited to the Cash Management Bank, an amount equal to any accrued and unpaid fees and other amounts then due and payable to such Person in accordance with the applicable agreement between Imperial PFC and such Person then in effect until paid in full;
               (d) fourth, to pay Lexington in respect of any unreimbursed Advances made by Lexington (including any interest capitalized thereon) until paid in full;

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               (e) fifth, to pay Lexington the Obligations in respect of any amounts then due other than with respect to the Outstanding Reimbursement Amount until paid in full; and
               (f) sixth, to pay Lexington any remaining amount as payment of the Outstanding Reimbursement Amount until the Outstanding Reimbursement Amount has been paid in full.
          For purposes of this Section 3.02, “paid in full” means payment in cash of all amounts owing under the Settlement Documents and the Transaction Documents according to the terms thereof, including loan fees, servicing fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.
          Section 3.03 Financing. Imperial PFC hereby acknowledges that Lexington and its Affiliates may, with respect to any Life Insurance Policies or beneficial interests in any Premium Finance Borrowers that own Life Insurance Policies, sell or finance interests in Collateral and related Collections or direct Imperial PFC to sell or cause other Persons to sell such interests or enter into financings whereby such interests are pledged as collateral security. Imperial PFC shall cooperate with Lexington and its Affiliates to effect any such sale or financing including, without limitation, by (a) amending this Agreement and the other Settlement Documents, and executing such additional documents, as reasonably requested by Lexington in connection with such sale or financing; provided, that (i) any such amendment or additional documentation does not impose material additional costs on Imperial PFC and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of Imperial PFC under the Settlement Documents and (b) providing such information as may be reasonably requested by Lexington in connection with any rating of any such sale or financing, Life Insurance Policies and/or the beneficial interest of the related Premium Finance Borrower.
ARTICLE IV
INTEREST, FEES AND PAYMENTS
          Section 4.01 Interest. (a) The Outstanding Reimbursement Amount shall bear interest from the date hereof until the date on which such amount is paid in full, at a rate per annum equal to 16.50% (the “Base Interest Rate”); provided, however, upon the occurrence and during the continuance of an Event of Default, the Outstanding Reimbursement Amount, fees, indemnities and all other Obligations of Imperial PFC under this Agreement and the other Settlement Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Base Interest Rate plus 3.0% (the “Default Interest Rate”); provided, further, however, all of such interest shall be paid-in-kind by being added to the Outstanding Reimbursement Amount. Any interest to be capitalized shall be capitalized on the first day of each month, commencing on the first day of the month and added to the then-

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outstanding Outstanding Reimbursement Amount and, thereafter, shall bear interest as provided hereunder as if it had originally been part of the Outstanding Reimbursement Amount.
               (b) General. All PIK Interest Amount and other interest shall be paid in accordance with Section 3.02. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.
               (c) Evidence of Outstanding Reimbursement Amount.
                    (i) Lexington shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of Imperial PFC to Lexington, including with respect to interest that has accrued or Advances that have been made from time to time hereunder.
                    (ii) Lexington shall maintain accounts in which it shall record any increases to the balance of the Outstanding Reimbursement Amount, including with respect to (i) the amount of each Advance made hereunder and (ii) the amount of any interest due and payable or to become due and payable from Imperial PFC to Lexington hereunder.
                    (iii) The entries made in the accounts maintained pursuant to paragraph (i) or (ii) of this paragraph shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, that the failure of Lexington to maintain such accounts or any error therein shall not in any manner affect the obligation of Imperial PFC to repay amounts owed pursuant to the terms of this Agreement.
          Section 4.02 Audit and Collateral Monitoring Fees. Imperial PFC acknowledges that pursuant to Section 7.01(f), representatives of Lexington may visit Imperial PFC or any location where documents relating to or supporting the Collateral or otherwise relating to Imperial PFC are located and/or conduct audits, inspections, valuations and/or field examinations of Imperial PFC or at any time and from time to time in a manner so as to not unduly disrupt the business of Imperial PFC. Imperial PFC agrees to pay (i) $1,500 per day per examiner plus the examiner’s out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, appraisals, valuations and field examinations and (ii) the cost of all visits, audits, inspections, appraisals, valuations and field examinations conducted by a third party on behalf of Lexington.
          Section 4.03 Payments; Computations and Statements. (a) Imperial PFC will make each payment to Lexington under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to Lexington’s Account. All payments shall be made by Imperial PFC without set-off, counterclaim, deduction or other defense to Lexington. Whenever any payment to be made under any such Settlement Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by Lexington on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by Lexington of an

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interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.
               (b) Lexington shall provide Imperial PFC, promptly after the end of each calendar month, a summary statement (in the form from time to time used by Lexington) of (i) the Advances made by Lexington during such month, (ii) the PIK Interest Amount relating to such month (and which is capitalized on the first day of the month following such month pursuant to Section 4.01) and (iii) the beginning and ending balances of the Outstanding Reimbursement Amount. All entries on any such statement shall be presumed to be correct and, thirty (30) days after the same is sent, shall be final and conclusive absent manifest error.
ARTICLE V
CONDITIONS PRECEDENT
          Section 5.01 Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day when each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to Lexington (the time and day on which such conditions have been satisfied in such manner, the “Effective Date”) which shall be communicated to Imperial PFC on the date thereof:
               (a) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in ARTICLE VI and in each other Settlement Document, certificate or other writing delivered to Lexington pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects (other than those representations and warranties or portions thereof that contain materiality or Material Adverse Effect qualifiers, which shall be true and correct in all respects) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Default or Event of Default under Section 9.01(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n) (but solely with respect to any material loss or theft of any Collateral), (o), (p), (q), (r) or (s) shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Settlement Documents (other than the Servicing Agreement) becoming effective in accordance with its or their respective terms.
               (b) Delivery of Documents. Lexington shall have received on or before the Effective Date the following, each in form and substance reasonably satisfactory to Lexington and, unless indicated otherwise, dated the Effective Date:
                    (i) a Security Agreement, duly executed by Imperial PFC;
                    (ii) the Guarantor Security Agreement, duly executed by the Equity Guarantor, together with the original membership interest certificates representing all of the membership interests of Imperial PFC owned by the Equity Guarantor, accompanied by undated transfer powers executed in blank and other proper instruments of transfer;

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                    (iii) each Individual Guaranty, duly executed by the applicable Individual Guarantor;
                    (iv) (A) appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary or, in the opinion of Lexington, desirable to perfect the security interests purported to be created by the Security Agreement and the Guarantor Security Agreement and (B) evidence satisfactory to Lexington of the filing of such UCC-1 financing statements;
                    (v) certified copies of request for copies of information on Form UCC-11, listing all effective financing statements which name as debtor any Credit Party or the Originator and which are filed in the offices referred to in paragraph (iv) above, together with copies of such financing statements, none of which, except as otherwise agreed in writing by Lexington, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by Lexington, shall not show any such Liens;
                    (vi) a copy of the resolutions of the Equity Guarantor, Imperial PFC and the Originator, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the transactions contemplated hereunder and under the Settlement Documents and the Transaction Documents to which such Person is or will be a party, and (B) the execution, delivery and performance by such Person of each Settlement Document and Transaction Document to which such Person is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;
                    (vii) a certificate of an Authorized Officer of the Equity Guarantor and Imperial PFC, certifying the names and true signatures of the representatives of the Equity Guarantor and Imperial PFC authorized to sign each Settlement Document and Transaction Document to which such Person is or will be a party and the other documents to be executed and delivered by such Person in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;
                    (viii) a certificate of the appropriate official(s) of the jurisdiction of organization and each jurisdiction of foreign qualification of the Equity Guarantor and Imperial PFC certifying as of a recent date not more than 30 days prior to the Effective Date as to the subsistence in good standing of the Equity Guarantor and Imperial PFC in such jurisdictions;
                    (ix) a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of the Equity Guarantor and Imperial PFC certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of the Equity Guarantor and Imperial PFC which shall set forth the same complete name of such Person as is set forth herein and the organizational number of such Person, if an organizational number is issued in such jurisdiction;

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                    (x) a copy of the Governing Documents of the Equity Guarantor and Imperial PFC, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of the Equity Guarantor and Imperial PFC;
                    (xi) evidence of the insurance coverage required by Section 7.01(h) and the terms of each Security Agreement and such other insurance coverage with respect to the business and operations of Imperial PFC as Lexington may reasonably request, in each case, where requested by Lexington, with such endorsements as to the named insureds or loss payees thereunder as Lexington may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days’ prior written notice to Lexington and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as Lexington may request;
                    (xii) a certificate of an Authorized Officer of the Equity Guarantor and Imperial PFC, certifying the names and true signatures of the persons that are authorized to provide notices under this Agreement, the other Settlement Documents and the Transaction Documents;
                    (xiii) a Collateral Agency Agreement, duly executed by the Originator, Imperial PFC, the Insurance Collateral Agent and Lexington;
                    (xiv) a landlord waiver, in form and substance satisfactory to Lexington and which may be included as a provision contained in the relevant Lease executed by each landlord with respect to the Originator’s corporate headquarters located at 701 Park of Commerce Blvd., Suite 301, Boca Raton, Florida 33487, provided, that such landlord waiver shall not be required to the extent that Imperial PFC is unable to obtain the landlord waiver after exerting reasonable efforts to obtain it;
                    (xv) copies of the Transaction Documents and the other Material Contracts as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of Imperial PFC, together with a certificate of an Authorized Officer of Imperial PFC stating that such agreements remain in full force and effect and that Imperial PFC has not breached or defaulted in any of its obligations under such agreements;
                    (xvi) such depository account, blocked account, lockbox account and similar agreements and other documents, each in form and substance satisfactory to Lexington, as Lexington may request with respect to Imperial PFC’s cash management system, duly executed by all parties thereto other than Lexington;
                    (xvii) the Payoff Letter, duly executed by Ableco and Imperial PFC;
                    (xviii) the Termination Direction Letter, duly executed by Ableco;
                    (xix) the duly executed Acknowledgement Letter Agreements;
                    (xx) the Letter Agreement, duly executed by Imperial;

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                    (xxi) the Cash Management Agreement, duly executed by the Cash Management Bank and Imperial PFC;
                    (xxii) the Amended and Restated Limited Liability Company Agreement, duly executed by the Originator, Imperial and the independent director of Imperial PFC;
                    (xxiii) the Amended and Restated Servicing Agreement, duly executed by the Servicer and Imperial PFC;
                    (xxiv) the Master Participation Agreement Letter Amendment, duly executed by the Originator and Imperial PFC;
                    (xxv) the Loan Sale and Assignment Agreements Letter Amendment, duly executed by the Originator and Imperial PFC;
                    (xxvi) the Release and Reimbursement Letter Agreement, duly executed by the Originator and Imperial PFC;
                    (xxvii) the Remarketing Agreement Letter Amendment, duly executed by Imperial Life & Annuity Services, LLC;
                    (xxviii) the duly executed Written Consent of the Sole Member of Imperial PFC, substantially in the form of Exhibit P attached hereto;
                    (xxix) the duly executed Action by Unanimous Written Consent of the Board of Directors of Imperial PFC, in Lieu of Special Meeting, substantially in the form of Exhibit N attached hereto;
                    (xxx) a copy of the Financial Statements;
                    (xxxi) the following information in form and detail satisfactory to Lexington and certified by an Authorized Officer of Imperial PFC as being accurate and complete:
                    (A) a report (such report, the “Loan, Collateral and Assets Schedule”) containing:
(1) with respect to each Insurance Premium Loan for which (A) the Insurance Premium Loan Maturity Date is on or after the date which is thirty (30) days prior to the Effective Date or (B)(I) the Insurance Premium Loan Maturity Date is before the Effective Date, (II) the Premium Finance Borrower fails to pay all outstanding interest and principal due thereon on the Insurance Premium Loan Maturity Date and (III) the related Life Insurance Policy or beneficial interest in a Premium Finance Borrower that owns a Life Insurance Policy has not been foreclosed upon, or

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otherwise transferred, in satisfaction of such Insurance Premium Loan:
(a)	whether such Insurance Premium Loan is owned pursuant to the Master Participation Agreement or an Insurance Premium Loan Sale and Assignment Agreement,

(b)	the related number of such Insurance Premium Loan,

(c)	the related issuance date of such Insurance Premium Loan,

(d)	the related Insurance Premium Loan Maturity Date,

(e)	the remaining principal balance of such Insurance Premium Loan as of the Effective Date,

(f)	the stated and effective interest rate;

(g)	the related total amount of accrued interest on such Insurance Premium Loan as of the Effective Date,

(h)	the expected total amount (separately identifying the face amount, interest and fees) that will be due as of the applicable Insurance Premium Loan Maturity Date,

(i)	the face amount of the related Life Insurance Policy,

(j)	the total amount of any policy loans and cash withdrawals made in connection with the related Life Insurance Policy,

(k)	the related Life Insurance Policy’s type,

(l)	the cash surrender value of the related Life Insurance Policy,

(m)	the trustees of the related Premium Finance Borrower including, but not limited to, any Non-Corporate Trustee, any institutional trustee or financial institution acting as a trustee and any family trustee, and

(n)	the name of the Insurance Provider that issued the related Life Insurance Policy and
(2) with respect to any Life Insurance Policies and beneficial interests in Premium Finance Borrowers that own Life Insurance Policies that have been foreclosed upon, or otherwise transferred, in satisfaction of an Insurance Premium Loan and that have not been sold in accordance with the terms of the Remarketing Agreement and this Agreement or the Financing Agreement, as applicable:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(a)	whether the related Insurance Premium Loan was owned pursuant to the Master Participation Agreement or an Insurance Premium Loan Sale and Assignment Agreement,

(b)	the number of the related Insurance Premium Loan,

(c)	the issuance date of the related Insurance Premium Loan,

(d)	the related Insurance Premium Loan Maturity Date,

(e)	the total amount of all outstanding interest and principal thereon that was due and payable from the applicable Premium Finance Borrower as of such Insurance Premium Loan Maturity Date,

(f)	the total amount of interest that has accrued thereon since the Insurance Premium Loan Maturity Date,

(g)	the face amount of such Life Insurance Policy,

(h)	the total amount of any policy loan and cash withdrawal made in connection with the related Life Insurance Policy or beneficial interest,

(i)	such Life Insurance Policy’s type,

(j)	the name of the Insurance Provider that issued such Life Insurance Policy,

(k)	the carrying value of such Life Insurance Policy or beneficial interest, as of the most recent quarter end,

(l)	the trustees of the related Premium Finance Borrower including, but not limited to, any Non-Corporate Trustee, any institutional trustee or financial institution acting as a trustee and any family trustee,

(m)	the cash surrender value of the related Life Insurance Policy,

(n)	the owner of the related Life Insurance Policy,

(o)	the manner in which such Life Insurance Policy or beneficial interest was obtained (e.g., foreclosure, voluntary relinquishment),

(p)	the date on which such Life Insurance Policy or beneficial interest was obtained, and

(q)	the date and amount of the last bid from any Person to purchase such Life Insurance Policy or beneficial interest, and
                    (B) attaching the most recently updated Loan Schedule, which shall include, without limitation, with respect to each Insurance Premium Loan listed therein, the related Insurance Premium Loan Maturity Date and each related insurance premium payment date;
                    (xxxii) a report listing (A) by year since the date of the Financing Agreement, all fees paid to the Servicer, the Insurance Collateral Agent, any institutional

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
trustees, financial institutions or Non-Corporate Trustees acting as a trustees or co-trustees of Premium Finance Borrowers and any other third parties in connection with the Loan Documents (as defined in the Financing Agreement), the Transaction Documents (as defined in the Financing Agreement) or the transactions contemplated thereunder, (B) all fees that are unpaid and due and owing to the Servicer, the Insurance Collateral Agent, any institutional trustees, financial institutions or Non-Corporate Trustees acting as a trustees or co-trustees of Premium Finance Borrowers and all other third parties in connection with the Transaction Documents, Settlement Documents or transactions contemplated thereunder, in each case, as of the Effective Date and (C) by year until the date that is six (6) months following the maturity of the last to mature of the Insurance Premium Loans owned, actually or beneficially, by Imperial PFC, all fees projected to be due and owing to the Servicer, the Insurance Collateral Agent, any institutional trustees, financial institutions or Non-Corporate Trustees acting as a trustees or co-trustees of Premium Finance Borrowers and any other third parties in connection with the Settlement Documents, the Transaction Documents or the transactions contemplated thereunder, which such projections shall have been prepared on a reasonable basis and in good faith by Imperial PFC;
                    (xxxiii) the balance sheet of Imperial PFC immediately prior to the Effective Date (the “Effective Date Balance Sheet”), which shall be prepared on a basis consistent with the Financial Statements that have been delivered to Lexington in accordance with the terms of this Agreement;
                    (xxxiv) a certificate of an Authorized Officer of Imperial PFC, certifying that (A) the Effective Date Balance Sheet (1) was prepared on a basis consistent with the Financial Statements that have been delivered to Lexington in accordance with the terms of this Agreement and (2) includes all assets and Liabilities that would be reflected on financial statements prepared by Imperial PFC in accordance with GAAP and (B) all information and documentation delivered to Lexington pursuant to this Section 5.01(b) is accurate and complete;
                    (xxxv) all of the information that was previously provided under the Financing Agreement to Ableco, as a lender, collateral agent or administrative agent thereunder, including but not limited to the reports that were provided pursuant to Section 7.01(a) thereof; and
                    (xxxvi) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to Lexington in form and substance, as Lexington may reasonably request.
               (c) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the transactions contemplated hereunder, the execution and performance of the Settlement Documents and the Transaction Documents or the conduct of Imperial PFC’s business shall have been obtained and shall be in full force and effect.
               (d) Proceedings; Receipt of Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Settlement Documents and the Transaction Documents, and all documents incidental hereto and thereto, shall be satisfactory to

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Lexington, and Lexington shall have received all such information and such counterpart originals or certified or other copies of such documents as Lexington may reasonably request.
               (e) Legality. The commutation set forth in ARTICLE II shall not contravene any law, rule or regulation applicable to Lexington.
               (f) Sufficiency of Settlement Amount. The Settlement Amount shall be equal to or greater than the sum of the Payoff Amount and the Reimbursement Amount.
               (g) Account Information Confirmation. The delivery to Lexington of confirmation, acceptable to Lexington in Lexington’s sole discretion, no later than three (3) Business days prior to the Effective Date, that the account information designated in Section 2.02(a) is the correct information for the account to which the portion of the Settlement Amount that is payable to Ableco shall be paid.
               (h) Release of Escrow Funds. The (i) release of all monies held in escrow pursuant to the Escrow Agreements to (x) the Insurance Providers for payment of premiums on Life Insurance Policies and (y) institutional trustees, financial institutions or Non-Corporate Trustees acting as trustees or co-trustees of Premium Finance Borrowers for payment of trustee fees and (ii) delivery to Lexington, on or before the Effective Date, of evidence in a form reasonably satisfactory to Lexington of (A) receipt by the relevant trustees of such trustee fees, (B) confirmation that, as of the Effective Date, all funds in the escrow accounts relating to the Escrow Agreements have been released and (C) confirmation of the termination of the Escrow Agreements.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
          Section 6.01 Representations and Warranties. Imperial PFC hereby represents and warrants to Lexington as follows:
               (a) Organization, Good Standing, Etc. Imperial PFC (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver each Settlement Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.
               (b) Authorization, Etc. The execution, delivery and performance by Imperial PFC of each Settlement Document and each Transaction Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents or any applicable Requirement of Law or any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Settlement Document) upon or with respect to any of its properties, and (iv) do not and will not result in any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.
               (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by Imperial PFC of any Settlement Document to which it is or will be a party.
               (d) Enforceability of Settlement Documents. This Agreement is, and each other Settlement Document to which Imperial PFC is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
               (e) Capitalization; Subsidiaries. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of Imperial PFC and the issued and outstanding Equity Interests of Imperial PFC are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Equity Interests of Imperial PFC have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as described on Schedule 6.01(e), as of the Effective Date, there are no outstanding debt or equity securities of Imperial PFC and no outstanding obligations of Imperial PFC convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from Imperial PFC, or other obligations of Imperial PFC to issue, directly or indirectly, any shares of Equity Interests of Imperial PFC. Imperial PFC has no Subsidiaries.
               (f) Litigation; Commercial Tort Claims. There is no pending or, to the best knowledge of Imperial PFC, threatened action, suit or proceeding affecting Imperial PFC, any of its properties, the Insurance Premium Loans, the related Life Insurance Policies or the beneficial interests of the related Premium Finance Borrowers before any court or other Governmental Authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Agreement or any other Settlement Document, the Transaction Documents or any transaction contemplated hereby or thereby. As of the Effective Date, Imperial PFC does not hold any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.
               (g) Financial Condition. The Financial Statements, copies of which have been delivered to Lexington, fairly present the consolidated financial condition of Imperial and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of Imperial and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since December 31, 2009 no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect.
               (h) Compliance with Law, Etc. Imperial PFC is not in violation of (i) any of its Governing Documents, (ii) any domestic or foreign Requirement of Law, including,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
without limitation, any statute, legislation or treaty, any guideline, directive, rule, standard, requirement, policy, order, judgment, injunction, award or decree of any Governmental Authority, in each case, applicable to it or any of its property or assets (including any insurance premium financing laws), or (iii) any material term of any Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, and no Default or Event of Default has occurred and is continuing.
               (i) ERISA. Imperial PFC does not contribute to, sponsor, maintain or have an obligation to contribute to or maintain any Multiemployer Plan or any defined benefit plan and has not at any time prior to the date hereof established, sponsored or maintained, been a party to and has not at any time prior to the date hereof contributed or been obligated to contribute to or maintain any Multiemployer Plan or any defined benefit plan.
               (j) Taxes, Etc. All Federal, state and local tax returns and other reports required by applicable Requirements of Law to be filed by Imperial PFC have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon Imperial PFC or any property of Imperial PFC and which have become due and payable on or prior to the date hereof have been paid.
               (k) Regulations T, U and X. Imperial PFC is not and will not be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of the payment of the Settlement Amount on behalf of Imperial PFC will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.
               (l) Nature of Business. Imperial PFC is not engaged in any business other than the purchase or other acquisition of Insurance Premium Loans from the Originator.
               (m) Adverse Agreements, Etc. Imperial PFC is not a party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) has, or in the future could reasonably be expected (either individually or in the aggregate) to have, a Material Adverse Effect.
               (n) Permits, Etc. Each of the Originator and Imperial PFC has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person (including, without limitation, all insurance premium financing permits and licenses required in the Applicable Licensed States). No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect.
               (o) Properties. Imperial PFC has good and marketable title to, or valid participation interests, free and clear of all Liens, except Permitted Liens, in all of its property and assets including, without limitation, all Insurance Premium Loans, the beneficial interests of

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the related Premium Finance Borrowers and, with regard to those Life Insurance Policies that have been foreclosed upon, or otherwise transferred, in satisfaction of Insurance Premium Loans, such Life Insurance Policies.
               (p) Properties of the Premium Finance Borrower. With regard to any Life Insurance Policy that has not been foreclosed upon, or otherwise transferred, in satisfaction of the applicable Insurance Premium Loan, the applicable Premium Finance Borrower has good and marketable title to such Life Insurance Policy, free and clear of all Liens, except Liens in favor of the Originator, the Insurance Collateral Agent or Imperial PFC.
               (q) Full Disclosure. Imperial PFC has disclosed to Lexington all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of Imperial PFC to Lexington in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided, that with respect to projected financial information, Imperial PFC represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time prepared. Imperial PFC does not have any Indebtedness, liability, claim (including unasserted claims whether known or unknown), loss, damage, deficiency, obligation or responsibility, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise (collectively, “Liabilities”), other than as specifically reflected or reserved against in the Effective Date Balance Sheet.
               (r) Insurance. Imperial PFC keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen’s compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by Lexington (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(r) sets forth a list of all insurance maintained by Imperial PFC on the Effective Date.
               (s) Solvency. Both before and after giving effect to the transactions contemplated by this Agreement, Imperial PFC is Solvent.
               (t) Location of Bank Accounts. Schedule 6.01(t) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by Imperial PFC, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
               (u) Intellectual Property. Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of Imperial PFC.
               (v) Material Contracts. Set forth on Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all Material Contracts of Imperial PFC, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against Imperial PFC and, to the best knowledge of Imperial PFC, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of Imperial PFC or, to the best knowledge of Imperial PFC, any other party thereto.
               (w) Investment Company Act. Imperial PFC is not (i) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) subject to regulation under any Requirement of Law that limits in any respect its ability to incur Indebtedness or which may otherwise render all or a portion of the Obligations unenforceable.
               (x) Bulk Sales Act. No transaction contemplated by this Agreement or any of the other Settlement Documents or any of the Transaction Documents requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.
               (y) No Bankruptcy Filing. Imperial PFC is not contemplating either an Insolvency Proceeding or the liquidation of all or a major portion of Imperial PFC’s assets or property, and Imperial PFC has no knowledge of any Person contemplating an Insolvency Proceeding against it.
               (z) Separate Existence.
                    (i) All customary formalities regarding the corporate existence of Imperial PFC has been at all times since its formation and will continue to be observed.
                    (ii) Imperial PFC has at all times since its formation accurately maintained, and will continue to accurately maintain, its financial statements, accounting records and other organizational documents separate from those of any Affiliate of Imperial PFC and any other Person. Imperial PFC has not at any time since its formation commingled, and will not commingle, its assets with those of any of its Affiliates or any other Person. Imperial PFC has at all times since its formation accurately maintained, and will continue to accurately maintain its own bank accounts and separate books of account.
                    (iii) Imperial PFC has at all times since its formation paid, and will continue to pay, its own liabilities from its own separate assets.
                    (iv) Imperial PFC has at all times since its formation identified itself, and will continue to identify itself, in all dealings with the public, under its own name and

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as a separate and distinct Person. Imperial PFC has not at any time since its formation identified itself, or will identify itself, as being a division or a part of any other Person.
               (aa) Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN. Schedule 6.01(aa) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of Imperial PFC, (ii) the jurisdiction of organization of Imperial PFC, (iii) the organizational identification number of Imperial PFC (or indicates that Imperial PFC has no organizational identification number), (iv) each place of business of Imperial PFC, (v) the chief executive office of Imperial PFC and (vi) the federal employer identification number of Imperial PFC.
               (bb) Locations of Collateral. There is no location at which Imperial PFC has any Collateral other than those locations listed on Schedule 6.01(bb).
               (cc) Security Interests. Each of the Security Agreement and Guarantor Security Agreement creates in favor of Lexington a legal, valid and enforceable security interest in the Collateral secured thereby. Upon the filing of the UCC-1 financing statements described in Section 5.01(b)(iv), such security interests in and Liens on the Collateral granted thereby shall be perfected, first priority security interests, and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.
               (dd) Anti-Terrorism Laws.
                    (i) General. Neither Imperial PFC nor any Affiliate of Imperial PFC, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
                    (ii) Executive Order No. 13224. Neither Imperial PFC, nor any Affiliate of Imperial PFC, or their respective agents acting or benefiting in any capacity in connection with the transactions hereunder, is any of the following (each, a “Blocked Person”):
                         (A) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;
                         (B) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;
                         (C) a Person or entity with which Lexington is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;
                         (D) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224;
                         (E) a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office

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of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list, or
                         (F) a Person or entity who is affiliated or associated with a person or entity listed above.
                    (iii) None of Imperial PFC nor, to the knowledge of Imperial PFC, any of its agents acting in any capacity in connection with the transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.
               (ee) Loan Origination. All Insurance Premium Loans were originated in accordance with the requirements of this Agreement, the Financing Agreement, the Individual Guaranty, dated as of August 7, 2008, made by Antony Mitchell in favor of Ableco, the Individual Guaranty, dated as of August 7, 2008, made by Jonathan Neuman in favor of Ableco, the Pledge and Security Agreement, dated as of August 7, 2008, by the Originator in favor of Ableco, the Pledge and Security Agreement, dated as of August 7, 2008, by Imperial PFC in favor of Ableco, the Collateral Agency Agreement, dated as of August 7, 2008, among the Originator, Imperial PFC, the Insurance Collateral Agent and Ableco and the Fee Letter, dated as of August 7, 2008, between Imperial PFC and Ableco, the Transaction Documents, all Requirements of Law and the investment procedures and criteria of the Originator and Imperial PFC consistent with past practices.
               (ff) Eligible Insurance Premium Loans. Each of the Insurance Premium Loans is, as of the Effective Date, an Eligible Insurance Premium Loan, and as of the date on which such Insurance Premium Loan was made, was an Eligible Insurance Premium Loan (as defined in the Financing Agreement), in each case, unless Lexington shall have otherwise consented in writing.
               (gg) Collections. The Servicer included in each Loan Documentation Package an instruction that all Premium Finance Borrowers and Insurance Providers will cause all payments and Collections in respect of the Insurance Premium Loans to be deposited directly to the Collection Account.
               (hh) Loan Documentation Package. With respect to each Insurance Premium Loan, each of the documents that was executed and/or delivered in connection with such Insurance Premium Loan is in the same form as the corresponding document in the Loan Documentation Package.
               (ii) Prohibited Acts and Imperial Prohibited Acts. No Prohibited Acts or Imperial Prohibited Acts have been committed by Imperial PFC or any of its Affiliates.
               (jj) Prior Reporting Information. All of the information that was previously provided under the Financing Agreement to Ableco, as a lender, collateral agent or administrative agent thereunder, including but not limited to the reports that were provided pursuant to Section 7.01(a) thereof, has been provided to Lexington and, at the time of such

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delivery, was true, correct and complete in all material respects. In addition, all of the information that was required to be delivered by Imperial PFC to Ableco under the Financing Agreement was delivered.
               (kk) Records and Books of Account. The records and books of account of Imperial PFC are accurate, with complete entries made to have permitted and to permit the preparation of financial statements in accordance with GAAP. Imperial PFC has caused the Servicer to maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing the Insurance Premium Loans in the event of the destruction of the originals thereof) and to keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Insurance Premium Loans and related security (including the applicable Life Insurance Policies).
               (ll) Indebtedness. Imperial PFC has not created, incurred, assumed, guaranteed or suffered to exist, or otherwise become liable with respect to any Indebtedness other than clause (a) of the definition of “Permitted Indebtedness”.
               (mm) Loans, Advances, Investments, Etc. Imperial PFC has not made or committed or agreed to make any loan (other than an Insurance Premium Loan), advance guarantee of obligations, other extension of credit or capital contributions to, or held or invested in or committed or agreed to hold or invest in, or purchased or otherwise acquired or committed or agreed to purchase or otherwise acquire any shares of the Equity Interests, bonds, notes, debentures or other securities of, or made or committed or agreed to make any other investment in, any other Person (other than the acquisition of any Insurance Premium Loans pursuant to the Transaction Documents), or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract.
               (nn) Lease Obligations. Imperial PFC has not created, incurred or suffered to exist any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease.
               (oo) Capital Expenditures. Imperial PFC has not made or committed or agreed to make any Capital Expenditure (by purchase or Capitalized Lease).
               (pp) Third-Party Fees. Imperial PFC has caused all Servicing Fees owing to the Servicer and all fees owing to the Insurance Collateral Agent, the Cash Management Bank and all other third parties to be timely paid when due and there are no amounts that are due to any such Person that have been outstanding for more than sixty (60) days.
               (qq) Transactions with Affiliates. Imperial PFC has not entered into, renewed, extended or been a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable

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for the prudent operation of its business, for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, (ii) the transactions contemplated by the Insurance Premium Loan Sale and Assignment Agreements and (iii) the transactions contemplated by the Master Participation Agreement. In connection with the foregoing, the Effective Date Balance Sheet does not reflect any intercompany balances (e.g., intercompany accounts payable or accounts receivable balances) relating to Imperial PFC’s transactions with any Affiliate of Imperial PFC.
               (rr) Transfer of Matured Insurance Premium Loans. With respect to each Insurance Premium Loan that had an Insurance Premium Loan Maturity Date on or before the date that is ten (10) days prior to the Effective Date and where the related Premium Finance Borrower failed to pay all outstanding interest and principal due thereon on the Insurance Premium Loan Maturity Date, the related Life Insurance Policy or beneficial interest in a Premium Finance Borrower that owns a Life Insurance Policy has been foreclosed upon, or otherwise transferred, in satisfaction of such Insurance Premium Loan. With respect to each Insurance Premium Loan that had an Insurance Premium Loan Maturity Date after the date that is ten (10) days prior to the Effective Date and prior to the Effective Date and where the related Premium Finance Borrower failed to pay all outstanding interest and principal due thereon on the Insurance Premium Loan Maturity Date, in satisfaction of such Insurance Premium Loan, each of Imperial PFC and any applicable Affiliate thereof is in the process of exercising its legal remedies in connection with the foreclose upon, or transfer of, the related Life Insurance Policy or beneficial interest in the related Premium Finance Borrower.
               (ss) Unencumbered Life Insurance Policies and Beneficial Interests. With regard to any Insurance Premium Loan that had an Insurance Premium Loan Maturity Date prior to the Effective Date, in the event of any foreclosure on, or other transfer of, the related Life Insurance Policy or beneficial interest of the related Premium Finance Borrower in satisfaction of such Insurance Premium Loan, Imperial PFC has obtained rights in such Life Insurance Policy, or in the related beneficial interest (including the right to remove and transfer the related Life Insurance Policy from the related Premium Finance Borrower at any time), to the extent necessary to allow such Life Insurance Policy or such beneficial interest to be sold or otherwise disposed of free and clear of any Lien or encumbrance.
               (tt) Maintenance of Life Insurance Policies and Beneficial Interests. With respect to any foreclosure on, or other transfer of, the related Life Insurance Policy or beneficial interest of a Premium Finance Borrower in satisfaction of an Insurance Premium Loan, to the extent Imperial PFC has obtained rights in such Life Insurance Policy, or in the related beneficial interest, necessary to allow such Life Insurance Policy or such beneficial interest to be sold or otherwise disposed of free and clear of any Lien or encumbrance and such Life Insurance Policy or beneficial interest has not been sold or otherwise disposed of, Imperial PFC has maintained and currently possesses such rights in such Life Insurance Policy or in the related beneficial interest (including the right to remove and transfer the related Life Insurance Policy from the related Premium Finance Borrower at any time).
               (uu) Sufficiency of Settlement Amount. The Settlement Amount is equal to or greater than the sum of the Payoff Amount and the Reimbursement Amount.

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               (vv) Compliance. Imperial PFC has complied in all material respects with the covenants set forth in the Financing Agreement (other than those covenants or portions thereof that contain materiality or Material Adverse Effect qualifiers, which shall have been complied with in all respects).
               (ww) Remarketing. In the event of any foreclosure on, or other transfer of, a Life Insurance Policy or beneficial interest of a Premium Finance Borrower in satisfaction of an Insurance Premium Loan prior to the date of this Agreement (i) Imperial PFC shall have instructed the Remarketing Agent to sell or otherwise dispose of such Life Insurance Policy or such beneficial interest, (ii) Imperial PFC, upon request of the Remarketing Agent, shall have delivered to the Remarketing Agent or the purchaser of such Life Insurance Policy or such beneficial interest all documentation relating thereto and (iii) Imperial PFC shall not have instructed, caused or permitted any Person other than the Remarketing Agent to sell or otherwise dispose of such Life Insurance Policy or such beneficial interest.
               (xx) Organizational Chart. Schedule 6.01(ww) sets forth a complete and accurate list as of the Effective Date of the organizational chart of Imperial which shall include the holders of its Equity Interests, its Subsidiaries and its Affiliates.
               (yy) Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.
               (zz) Life Insurance Policies. With regard to each Life Insurance Policy, no policy loan nor cash withdrawal has been made and no surrender has occurred, in all cases, without the prior written consent of Lexington. With regard to each Life Insurance Policy, to the best of Imperial PFC’s Knowledge (1) no lapse has occurred and (2) no Insurance Provider has rescinded or contested such Life Insurance Policy (including, without limitation, on the basis of a lack of insurable interest), in each case, except to the extent disclosed to Lexington.
               (aaa) Insurance Premium Loans. Schedule 6.01(aaa) sets forth all Insurance Premium Loans that have been made by the Originator at any time along with whether or not each such Insurance Premium Loan is outstanding on the date hereof.
               (bbb) Rights in the Life Insurance Policy or Beneficial Interest. With regard to each Insurance Premium Loan (1) the Insurance Collateral Agent shall have received a collateral assignment of the related Life Insurance Policy (which assignment shall be made as contemplated by the Loan Documentation Package and shall be free and clear of all adverse claims), (2) the Originator shall have received a pledge of the beneficial interest of the Premium Finance Borrower for the benefit of Imperial PFC and (3) none of such Insurance Premium Loan, the related Life Insurance Policy and the related beneficial interest of the Premium Finance Borrower shall have otherwise been pledged as security to any other Person except Imperial PFC.
               (ccc) Form of Trust Agreement. Each of the Trust Agreements is substantially in the form of Exhibit O attached hereto.

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               (ddd) Release of Escrow Funds. All monies held in escrow pursuant to any Escrow Agreement have been released to the relevant Insurance Provider and the relevant institutional trustee, financial institution or Non-Corporate Trustee, as applicable, acting as a trustee or co-trustee of the relevant Premium Finance Borrower.
               (eee) Representations and Warranties in Documents; Absence of Certain Defaults. All representations and warranties set forth in this Agreement and the other applicable Settlement Documents are true and correct in all material respects (other than those representations and warranties or portions thereof that contain materiality or Material Adverse Effect qualifiers, which shall be true and correct in all respects) at the time as of which such representations were made. No Event of Default under Section 9.01(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n) (but solely with respect to any material loss or theft of any Collateral), (o), (p), (q), (r) or (s) has occurred and is continuing and no condition exists which constitutes a Default or Event of Default under Section 9.01(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n) (but solely with respect to any material loss or theft of any Collateral), (o), (p), (q), (r) or (s).
ARTICLE VII
COVENANTS OF IMPERIAL PFC
          Section 7.01 Affirmative Covenants. Except as otherwise provided in this Section 7.01, so long as any Obligation (whether or not due) shall remain unpaid or unsatisfied, Imperial PFC will, unless Lexington shall otherwise consent in writing:

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               (a) Reporting Requirements. For so long as any Insurance Premium Loans remain outstanding and for six (6) months following the maturity of the last to mature of the Insurance Premium Loans owned, actually or beneficially, by Imperial PFC and, thereafter (but only to the extent Lexington reimburses Imperial PFC for all costs and expenses incurred by or on behalf of Imperial PFC in furnishing the reports, documents and information described below), Imperial PFC shall furnish to Lexington:
                    (i) (x) as soon as available and in any event within 45 days after the end of each fiscal quarter of Imperial and its Subsidiaries and Imperial PFC, commencing with the first fiscal quarter of Imperial and its Subsidiaries and Imperial PFC ending after the Effective Date, (A) consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of Imperial and its Subsidiaries as at the end of such quarter and (B) balance sheets, statements of operations and retained earnings and cash flows of Imperial PFC as at the end of such quarter, for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in the financial statements for the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer of Imperial and Imperial PFC, as applicable, as fairly presenting, in all material respects, the financial position of Imperial and its Subsidiaries and Imperial PFC, as applicable, as of the end of such quarter and the results of operations and cash flows of Imperial and its Subsidiaries and Imperial PFC for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of Imperial and its Subsidiaries and Imperial PFC, as applicable, furnished to Lexington, subject to the absence of footnotes and (y) promptly upon request by Lexington and in connection with Lexington’s financial reporting purposes, such other information concerning any fiscal quarter of Imperial PFC as Lexington may from time to time reasonably request;
                    (ii) (x) as soon as available, and in any event within 180 days after the end of each Fiscal Year of Imperial and its Subsidiaries, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of Imperial and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in the financial statements for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by Imperial and satisfactory to Lexington (which opinion shall be without (A) a “going concern” or like qualification or exception, (B) any qualification or exception as to the scope of such audit, or (C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof and (y) promptly upon request by Lexington and in connection with

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Lexington’s financial reporting purposes, such other information concerning any Fiscal Year of Imperial PFC as Lexington may from time to time reasonably request;
                    (iii) simultaneously with the delivery of the financial statements of Imperial and its Subsidiaries and Imperial PFC required by clauses (i) and (ii) of this Section 7.01(a), a certificate of an Authorized Officer of Imperial and Imperial PFC, as applicable, stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Settlement Documents and has made or caused to be made under his or her supervision a review of the condition and operations of Imperial and its Subsidiaries and Imperial PFC during the period covered by such financial statements with a view to determining whether Imperial and its Subsidiaries and Imperial PFC were in compliance with all of the provisions of this Agreement and such other Settlement Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which Imperial and its Subsidiaries and Imperial PFC propose to take or have taken with respect thereto;
                    (iv) as soon as available and in any event within ten (10) days after the end of each fiscal month of Imperial PFC, commencing with the first fiscal month of Imperial PFC ending after the Effective Date, (A) a report, in form and detail satisfactory to Lexington, listing all of Imperial PFC’s cash flow activity during the preceding fiscal month along with each bank account reconciliation that reconciles a bank account balance to Imperial PFC’s account balance as of the end of the preceding fiscal month, (B) an updated Loan Schedule, which shall include, without limitation, with respect to each Insurance Premium Loan listed therein, the related Insurance Premium Loan Maturity Date and each related insurance premium payment date, (C) a copy of the trial balance of Imperial PFC for the preceding fiscal month, (D) copies of the minutes of meetings of the members of Imperial PFC or other governance committees or groups thereof that occurred during the preceding fiscal month and (E) an updated Loan, Collateral and Assets Schedule (such that references to “Effective Date” in the description of a “Loan, Collateral and Assets Schedule” shall be to the last day of the applicable fiscal month) reflecting any changes during the preceding fiscal month including, without limitation, the maturity of any Insurance Premium Loan and the sale of a Life Insurance Policy, in each case, during such fiscal month; and
                    (v) within ten (10) days after the end of each fiscal month of Imperial PFC, commencing with the first fiscal month of Imperial PFC ending after the Effective Date, a certificate of an Authorized Officer of Imperial PFC, certifying that (A) the trial balance delivered to Lexington pursuant to Section 7.01(a)(iv) hereof includes all assets and Liabilities that would be reflected on financial statements prepared by Imperial PFC in accordance with GAAP, (B) there are no Liabilities of Imperial PFC other than as specifically reflected in the trial balancing relating to the preceding fiscal month and (C) all information and documentation delivered to Lexington pursuant to this Section 7.01(a) is accurate and complete.
               (b) Except as otherwise provided in this Section 7.01(b), so long as any Obligation (whether or not due) shall remain unpaid or unsatisfied, Imperial PFC will, unless Lexington shall otherwise consent in writing, furnish to Lexington:

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                    (i) as soon as possible, and in any event within three (3) days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of Imperial PFC setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which Imperial PFC proposes to take with respect thereto;
                    (ii) (A) promptly after the commencement thereof but in any event not later than [*] days after service of process with respect thereto on, or the obtaining of knowledge thereof by, Imperial PFC, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect and (B) as soon as possible and in any event within [*] Business Days of Imperial PFC’s Knowledge thereof, notice of (x) material litigation, investigation or proceeding related to Imperial PFC or any Affiliate of Imperial PFC, and in connection with its insurance premium or life settlement business, the Insurance Premium Loans, the Life Insurance Policies or any of the Transaction Documents and in each case, not previously disclosed to Lexington, and (y) any material adverse development in previously disclosed litigation, investigation or proceeding relating to Imperial PFC or any of its Affiliates and in connection with its insurance premium or life settlement business, the Insurance Premium Loans, the Life Insurance Policies or any of the Transaction Documents;
                    (iii) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that Imperial PFC delivers or receives in connection with any Material Contract;
                    (iv) as soon as possible and in any event within 5 days after the delivery thereof to Imperial PFC’s Board of Directors, copies of the monthly board reports so delivered;
                    (v) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to Imperial PFC or Imperial regarding Imperial PFC by its auditors in connection with any annual or interim audit of the books thereof;
                    (vi) promptly upon receipt thereof, copies of all notices, reports and other information received from the Originator pursuant to the Master Participation Agreement;
                    (vii) promptly upon receipt thereof, copies of all notices, reports and other information from any trustee, grantor or beneficiary under each Trust Agreement or any other Person, of any such event or circumstance of which such Person has actual knowledge or notice that could reasonably be expected to materially and adversely affect the validity, collectability or enforceability of any Life Insurance Policy, including, without limitation, any notices from an Insurance Provider with respect to terminations, exclusions, default notices and cancellations of such Life Insurance Policy or any fraudulent activity or Prohibited Acts on the part of any insurance agent or broker;

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                    (viii) promptly upon receipt thereof, copies of all notices, reports and other information from the Servicer of any such event or circumstance of which such Person has actual knowledge or notice that could reasonably be expected to materially and adversely affect the financing, collectability or enforceability of any Insurance Premium Loan, including, without limitation, by any fraudulent activity or Prohibited Acts on the part of any insurance agent or broker related to the origination of the related Insurance Premium Loan;
                    (ix) promptly after becoming aware thereof, notice of any event or circumstance relating to Imperial PFC, the Originator or any of their Affiliates, and in connection with its insurance premium or life settlement business, the Insurance Premium Loans, the Life Insurance Policies or any of the Transaction Documents that could reasonably be expected to have a Material Adverse Effect (including any change in law with respect to the origination, financing, acquisition of insurance premium loans and/or life insurance policies in any Applicable Licensed State or Applicable Non-Licensed State otherwise);
                    (x) promptly upon receipt thereof, copies of all notices, reports and other information received by the Originator from the escrow agent under each Escrow Agreement;
                    (xi) as soon as available and in any event within three (3) Business Days after the end of each week commencing with the first week ending after the Effective Date, a report setting forth the details of each Eligible Insurance Premium Loan for which the related Premium Finance Borrower is a trust that does not have either (A) an institutional trustee or financial institution or (B) a Non-Corporate Trustee as trustee or co-trustee under the related Trust Agreement, including, without limitation, the issuance date, maturity date and outstanding principal amount of each such Eligible Insurance Premium Loan;
                    (xii) within three Business Days of obtaining knowledge that any Life Insurance Policy is not current with respect to the premiums, Imperial shall provide Lexington with notice thereof;
                    (xiii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of Imperial PFC as Lexington may from time to time reasonably request;
                    (xiv) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of Imperial PFC or the Originator or any of their Affiliates other than routine inquiries by such Governmental Authority;
                    (xv) promptly after receipt thereof, copies of all notices, communications, correspondence, reports and other information received from Ableco or any other Person in connection with the Financing Agreement or the other Loan Documents (as defined in the Financing Agreement);
                    (xvi) promptly after becoming aware thereof, with regard to any Premium Finance Borrower, notice of any applicable institutional trustee, financial institution or Non-Corporate Trustee no longer serving as a trustee or co-trustee thereof; and

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                    (xvii) on a quarterly basis, promptly upon Lexington’s request, commencing with the first fiscal quarter of Imperial PFC ending after the Effective Date, such other information and access to the directors, officers, managerial employees, independent accountants and other representatives of Imperial PFC, in each case, as may be reasonably required by Lexington in order to complete its consolidated financial statement reporting, including any related disclosure information.
               (c) Compliance with Laws, Etc. Comply with all Requirements of Law (including, without limitation, all those which relate to the origination, financing, acquisition and/or transfer of Insurance Premium Loans), judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP. If Imperial PFC obtains actual knowledge that any Insurance Premium Loan failed at any time to comply in any material respect with any Requirements of Law, Imperial PFC shall take all reasonable action to remedy such non-compliance and shall promptly provide Lexington with notice thereof.
               (d) Preservation of Existence, Etc. Maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.
               (e) Keeping of Records and Books of Account. Keep adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP. Cause the Servicer to maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing the Insurance Premium Loans in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Insurance Premium Loans and related security (including the applicable Life Insurance Policies).
               (f) Inspection Rights. Permit the agents and representatives of Lexington at any time and from time to time during normal business hours, at the expense of Imperial PFC, to examine or audit and make copies of and abstracts from its records and books of account (including, without limitation, to review and obtain copies of or make abstracts of the items comprising the Loan Documentation Packages, and discuss matters relating to the Insurance Premium Loans and Life Insurance Policies and the performance by such Person of its duties hereunder and under the Transaction Documents to which it is a party), to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, Imperial PFC hereby authorizes its

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independent accountants to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of Lexington in accordance with this Section 7.01(f). To the extent that any records or books of account are maintained by a third party on behalf of Imperial PFC, Imperial PFC shall ensure that any related agreement with such third party allows for Lexington to examine such records or books of account and Imperial PFC shall direct such third party to allow Lexington to examine such records or books of account in accordance with this paragraph.
               (g) Maintenance of Properties, Etc. Maintain and preserve all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.
               (h) Maintenance of Insurance. Maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to Lexington. All policies covering the Collateral are to be made payable to Lexington, as its interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Lexington may require to fully protect Lexington’s interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to Lexington and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of Lexington and such other Persons as Lexington may designate from time to time, and shall provide for not less than 30 days’ prior written notice to Lexington of the exercise of any right of cancellation. If Imperial PFC fails to maintain such insurance, Lexington may arrange for such insurance, but at Imperial PFC’s expense and without any responsibility on Lexington’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, Lexington shall have the sole right to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.
               (i) Obtaining of Permits, Etc. Obtain, maintain and preserve and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business.
               (j) Further Assurances. Take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as Lexington may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Settlement Documents, (ii) to subject to valid and perfected first

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priority Liens any of the Collateral or any other property of Imperial PFC, (iii) to establish and maintain the validity and effectiveness of any of the Settlement Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto Lexington the rights now or hereafter intended to be granted to it under this Agreement or any other Settlement Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, Imperial PFC (i) authorizes Lexington to execute any such agreements, instruments or other documents in Imperial PFC’s name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes Lexington to file any financing statement required hereunder or under any other Settlement Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of Imperial PFC, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of Imperial PFC prior to the date hereof.
               (k) Change in Collateral; Collateral Records. (i) Give Lexington not less than 30 days’ prior written notice of any change in the location of any Collateral, other than to locations set forth on Schedule 6.01(bb) and with respect to which Lexington has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise Lexington promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver to Lexington from time to time, solely for Lexington’s convenience in maintaining a record of Collateral, such written statements and schedules as Lexington may reasonably require, designating, identifying or describing the Collateral.
               (l) Subordination. Cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates to be subordinated in right of payment and security to the Obligations owing to Lexington in accordance with a subordination agreement in form and substance satisfactory to Lexington.
               (m) Fiscal Year. Cause the Fiscal Year of Imperial PFC to end on December 31st of each calendar year unless Lexington consents to a change in such Fiscal Year (and appropriate related changes to this Agreement).
               (n) Collections. On the Business Day of such receipt, remit (or cause to be remitted) to the Collection Account all Collections with respect to Insurance Premium Loans received directly by the Servicer, the Originator, Imperial PFC, the Insurance Collateral Agent, any of their Affiliates or any other Person on their behalf.
               (o) Servicer. Cause all Servicing Fees owing to the Servicer under the Servicing Agreement to be timely paid when due and payable under the Servicing Agreement. Maintain the Servicing Agreement in full force and effect.
               (p) Insurance Collateral Agent. Cause all fees owing to the Insurance Collateral Agent under the Collateral Agency Agreement to be timely paid when due and payable under the Collateral Agency Agreement. Maintain the Collateral Agency Agreement in full force and effect.

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               (q) Other Third Parties. Cause all fees owing to any third party other than the Servicer and the Insurance Collateral Agent under the relevant agreement to be timely paid when due and payable under such agreement. Maintain each such agreement in full force and effect.
               (r) Separateness. Imperial PFC shall (i) have the Servicer act as agent of Imperial PFC solely through the Servicing Agreement or express agencies created by arm’s-length agreement, as the case may be; provided, that the Servicer fully discloses to any third party the agency relationship with Imperial PFC; provided, further, that it receives fair compensation or compensation consistent with regulatory requirements, as appropriate, from Imperial PFC for the services provided;
                    (ii) allocate all overhead on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;
                    (iii) ensure that all of its actions are duly authorized by its authorized personnel, as appropriate and in accordance with its Governing Documents;
                    (iv) maintain Imperial PFC’s books and records separately from those of any other Person, use separate stationery bearing the name “Imperial PFC Financing, LLC” in all correspondence and use separate invoices and checks, as applicable;
                    (v) prepare financial statements for itself, and for itself on a consolidated basis, in each case separate from the financial statements of any other Person;
                    (vi) at all times, act solely in its own name and through its duly authorized officers or agents, in order to maintain an arm’s-length relationship with all other Persons and shall not enter into any contract, agreement or arrangement with any other Person except (A) as contemplated by or provided for under the terms of any of the Settlement Documents, or (B) on terms and conditions at least as favorable to Imperial PFC as would be obtainable by Imperial PFC at the relevant time in a comparable arm’s-length transaction or series of transactions with a Person other than an Affiliate thereof, as determined by Imperial PFC;
                    (vii) conduct its business solely in its own name so as to not mislead third parties as to the identity of the entity with which such third parties are conducting business, and shall use all reasonable efforts to avoid the appearance that it is conducting business on behalf of any other Person or that the assets of Imperial PFC are directly available to pay the creditors of any other Person;
                    (viii) maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets;
                    (ix) correct any misunderstanding known to it regarding its separate identity from any other Person;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
                    (x) as of the Effective Date, have adequate capital in light of its then contemplated business operations and for the normal obligations reasonably foreseeable in a business of its then size and character; and
                    (xi) observe strictly all organizational and procedural formalities required by this Agreement, its Governing Documents, and any Requirement of Law, as the case may be.
               (s) Unencumbered Life Insurance Policies and Beneficial Interests and Maintenance Thereof. With regard to each Insurance Premium Loan, to the extent the applicable Premium Finance Borrower fails to pay to the Originator and/or Imperial PFC all outstanding interest and principal due thereon on the Insurance Premium Loan Maturity Date, as promptly as possible thereafter, Imperial PFC shall obtain rights in the related Life Insurance Policy, or in the related beneficial interest (including the right to remove and transfer the related Life Insurance Policy from the related Premium Finance Borrower at any time), to the extent necessary to allow such Life Insurance Policy or such beneficial interest to be sold or otherwise disposed of free and clear of any Lien or encumbrance. Further, with regard to any Life Insurance Policy or beneficial interest of a Premium Finance Borrower that has been foreclosed upon, or otherwise transferred, in satisfaction of an Insurance Premium Loan, Imperial PFC shall, subject to Section 8.03(b), maintain the rights in the related Life Insurance Policy or in the related beneficial interest described in Section 6.01(rr) or this Section 7.01(s), to the extent necessary to allow such Life Insurance Policy or such beneficial interest to be sold or otherwise disposed of free and clear of any Lien or encumbrance.
               (t) Eligible Insurance Premium Loans. Each of the Insurance Premium Loans shall remain an Eligible Insurance Premium Loan, unless Lexington shall otherwise consent in writing.
               (u) Consultation with Counsel. Imperial PFC (A) has consulted and will continue to consult, until the termination of all obligations owing under the Transaction Documents and Settlement Documents, with qualified outside legal counsel with respect to applicable legal and regulatory matters (including all applicable state and federal laws, statutes, rules and regulations) relating to the services or actions that Imperial PFC will undertake in connection with the transactions contemplated by the Transaction Documents and Settlement Documents (including licensing matters), (B) has provided and will continue during such period to provide such outside counsel with materially accurate facts on which such counsel may base its advice and (C) has conformed and will continue to conform its conduct in accordance with such advice in all material respects.
               (v) Corporate Trustee. Prior to the Insurance Premium Loan Maturity Date relating to any Insurance Premium Loan and following any foreclosure on, or other transfer of, a Life Insurance Policy or beneficial interest of a related Premium Finance Borrower in satisfaction of an Insurance Premium Loan, Imperial PFC shall use commercially reasonable efforts to keep (A) the institutional trustee or financial institution or (B) the Non-Corporate Trustee, as applicable, acting as a trustee or co-trustee of the related Premium Finance Borrower, in place. Further, Imperial PFC shall (1) cause each institutional trustee, financial institution or Non-Corporate Trustee acting as a trustee or co-trustee of a Premium Finance Borrower to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
provide notice to Imperial PFC of any resignation by such Person, (2) with respect to any resignation of an institutional trustee, financial institution or Non-Corporate Trustee acting as a trustee or co-trustee of a Premium Finance Borrower, provide Lexington with notice of such resignation within one (1) Business Day of such resignation (any such notice, the “Trustee Resignation Notice”) and (3) with respect to any termination of an institutional trustee, financial institution or Non-Corporate Trustee acting as a trustee or co-trustee of a Premium Finance Borrower, obtain the prior written consent of Lexington with respect to such termination.
               (w) Replacement of Servicer. In the event the Servicer resigns or is terminated, Imperial PFC shall cooperate with Lexington and use commercially reasonable efforts to promptly engage a replacement servicer.
               (x) Enforcement of Rights. Imperial PFC shall enforce its rights and remedies and perform its obligations under the Settlement Documents and all Material Contracts. In connection therewith, with regard to any Insurance Premium Loan, Imperial PFC shall use commercially reasonable efforts to enforce all remedies available to Imperial PFC under the terms of each guaranty, if any, delivered by or on behalf of a Premium Finance Borrower pursuant to the terms of such Insurance Premium Loan. In connection with the enforcement of any such guaranty, unless otherwise directed by Lexington, Imperial PFC shall be entitled to settle any enforcement actions on terms and provisions that it considers reasonable under the circumstances and may decline to pursue enforcement actions in the event it considers enforcement imprudent under the circumstances; provided that prior to settling or declining to pursue any such enforcement action, Imperial PFC shall consult with Lexington regarding its proposed course of action.
               (y) Servicer/Insurance Collateral Agent Requests. In the event the Servicer or the Insurance Collateral Agent requests the assistance or advice of or provides a notice to Imperial PFC in connection with matters relating to or arising under the Servicing Agreement or the Collateral Agency Agreement, as applicable, Imperial PFC shall notify Lexington of such request or notice and shall comply with all requests and instructions of Lexington relating to such request or notice.
          Section 7.02 Negative Covenants. So long as any Obligation (whether or not due) shall remain unpaid hereunder, Imperial PFC shall not, unless Lexington shall otherwise consent in writing:
               (a) Liens, Etc. Create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any Requirement of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to it or assign or otherwise transfer any account or other right to receive income; other than, as to all of the above, Permitted Liens.

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               (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to any Indebtedness other than Permitted Indebtedness.
               (c) Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing); provided, however, that Imperial Life & Annuity Services, LLC may re-market and dispose of any Life Insurance Policy or beneficial interest of a Premium Finance Borrower pursuant to the Remarketing Agreement so long as Lexington otherwise directs or consents to any such re-marketing and disposition by Imperial Life & Annuity Services, LLC. Further, with regard to any Life Insurance Policy, Imperial PFC shall not permit a policy loan, cash withdrawal, surrender, lapse or sale of such Life Insurance Policy without the prior written consent of Lexington.
               (d) Change in Nature of Business. Make any change in the nature of its business as described in Section 6.01(l).
               (e) Loans, Advances, Investments, Etc. Make or commit or agree to make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Equity Interests, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person (other than the acquisition of any Insurance Premium Loans pursuant to the Transaction Documents), or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract.
               (f) Lease Obligations. Create, incur or suffer to exist any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease.
               (g) Capital Expenditures. Make or commit or agree to make any Capital Expenditure (by purchase or Capitalized Lease).
               (h) Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Equity Interests of Imperial PFC, now or hereafter outstanding, other than a single dividend payable solely from the proceeds of the portion of the Settlement Amount payable under Section 2.02(b) other than the Reimbursement Amount, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of Imperial PFC or any direct or indirect parent of Imperial PFC, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or

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other rights for the purchase or acquisition of shares of any class of Equity Interests of Imperial PFC, now or hereafter outstanding, (iv) return any Equity Interests to any shareholders or other equity holders of Imperial PFC, or make any other distribution of property, assets, shares of Equity Interests, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by Imperial PFC) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of Imperial PFC or other Affiliates or Affiliates of Imperial PFC.
               (i) Transactions with Affiliates. Enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) the transactions contemplated by this Agreement and the Settlement Documents, (ii) the transactions contemplated by the Insurance Premium Loan Sale and Assignment Agreements and (iii) the transactions contemplated by the Master Participation Agreement.
               (j) Limitation on Issuance of Equity Interests. Issue or sell or enter into any agreement or arrangement for the issuance and sale of any shares of its Equity Interests, any securities convertible into or exchangeable for its Equity Interests or any warrants.
               (k) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to Lexington or the issuer of such Indebtedness in any respect;
                    (ii) except for the Obligations, make any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of “Permitted Indebtedness”), make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto, or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing;

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                    (iii) amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN;
                    (iv) amend, modify or otherwise change any of its Governing Documents by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Equity Interests (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Equity Interests; or
                    (v) amend, modify or otherwise change any Transaction Document or Settlement Document.
               (l) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action, that would cause it to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.
               (m) Certain Agreements. Agree to any amendment or other change to or waiver of any of its rights under any Material Contract without the prior written consent of Lexington.
               (n) Anti-Terrorism Laws. Nor any of its Affiliates or agents shall:
                    (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person,
                    (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224, or
                    (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA PATRIOT Act or any other Anti-Terrorism Law.
          In connection herewith, Imperial PFC shall deliver to Lexington any certification or other evidence requested from time to time by Lexington in its sole discretion, confirming Imperial PFC’s compliance with this Section 7.02(n).
               (o) Amendments or Consents to Loan Documentation Package. (i) Amend, supplement, amend and restate, or otherwise modify, (ii) agree to any waiver of any provision contained in or (iii) to the extent provided for or required therein, consent to or otherwise authorize or acknowledge, any action or otherwise in respect of, in any such case described in clauses (i) through (iii), above, any Loan Documentation Package or any other Transaction Document with respect to any Insurance Premium Loan, except with the prior written consent of Lexington.

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               (p) Separateness. Imperial PFC shall not:
                    (i) have any employees; provided, that Imperial PFC may be party to the Servicing Agreement with the Servicer to the effect that the employees of such entity shall act on behalf of Imperial PFC; provided, that such employees shall at all times hold themselves out to third parties as representatives of Imperial PFC while performing duties under such service agreement (including, without limitation, by means of providing such persons with business or identification cards identifying such employees as agents of Imperial PFC);
                    (ii) act as an agent for any other Person;
                    (iii) commingle its funds or other assets with those of any other Person and shall not maintain bank accounts or other depository accounts to which any other Person is an account party, into which any other Person makes deposits or from which any other Person has the power to make withdrawals;
                    (iv) permit any other Person to pay any of Imperial PFC’s operating expenses unless such operating expenses are paid by such Person pursuant to an agreement between Imperial PFC and such other Person providing for the allocation of such expenses and such expenses are reimbursed by Imperial PFC out of Imperial PFC’s own funds;
                    (v) consent to be liable for, or hold itself out to be responsible for any money borrowed by, or any Indebtedness incurred by, any other Person;
                    (vi) assume, guarantee, become obligated for, pay, or hold itself out to be responsible for, the debts or obligations of any other Person;
                    (vii) acquire obligations or securities of its Affiliates other than its acquisition of participations in loans, as contemplated by this Agreement;
                    (viii) hold out its credit to any Person as available to satisfy the obligation of any other Person;
                    (ix) pledge its assets for the benefit of any other entity or make any loans or advances to any Person or entity except as provided in this Agreement and the other Settlement Documents;
                    (x) buy or hold evidence of Indebtedness issued by any of its Affiliates;
                    (xi) permit less than one member of Imperial PFC’s Board of Directors (the “Independent Manager”) to be an individual who has not been, (a) a direct or indirect legal or beneficial owner in Imperial PFC or any of its Affiliates, (b) a creditor, supplier, employee, officer, director, family member, manager or contractor of Imperial PFC or its Affiliates (other than as an independent manager for such entity), or (c) a Person who control (whether directly, indirectly, or otherwise) Imperial PFC or its Affiliates (other than as an independent manager for such entity);

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                    (xii) permit the Independent Manager at any time to serve as a trustee in bankruptcy for Imperial PFC, the Servicer, the Originator or any Affiliate thereof;
                    (xiii) identify itself as a division of any other Person; or
                    (xiv) enter into agreements with its Affiliates or agreements with third parties that in the aggregate would be material, if such agreements do not contain the provision that such Affiliates or third parties, in their respective capacities as counterparties under such agreements, will not seek to initiate bankruptcy or insolvency proceedings in respect of Imperial PFC. Imperial PFC shall include the provision described in the preceding sentence (or a substantially similar provision) in all agreements with third parties, to the extent practicable without interfering with the conduct of the business affairs of Imperial PFC, and take into consideration the willingness of third parties to enter into agreements containing such provision.
               (q) Deposits to the Collection Account. Deposit or otherwise credit, or cause or permit to be so deposited or credited by any Person, to the Collection Account cash or cash proceeds other than Collections or proceeds of the Collateral.
               (r) Change in Business Policy. Make, or permit the Originator to make, any change in the character of its business or credit and collection policy which would impair in any respect the collectability of any Insurance Premium Loan or related security (including any applicable Life Insurance Policy).
               (s) Change in Payment Instructions to the Premium Finance Borrowers. Make any change in its instructions to the Premium Finance Borrowers regarding Collections or payments to be made to the Collection Account, unless (i) Lexington and the Servicer shall have received notice of such change and (ii) Lexington previously shall have consented in writing to such change.
               (t) Prohibited Acts and Imperial Prohibited Acts. Nor any of its Affiliates or agents shall commit a Prohibited Act or Imperial Prohibited Act.

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ARTICLE VIII
MANAGEMENT, COLLECTION AND STATUS OF COLLATERAL
          Section 8.01 Collections; Management of Collateral. (a) Imperial PFC shall (i) establish and maintain cash management services of a type and on terms reasonably satisfactory to Lexington at the bank set forth on Schedule 8.01 (the “Cash Management Bank”), and shall take such reasonable steps to enforce, collect and receive all amounts owing on the Insurance Premium Loans of Imperial PFC, and (ii) deposit or cause to be deposited promptly, and in any event no later than the next Business Day after the date of receipt thereof, all proceeds in respect of any Collateral and all Collections (of a nature susceptible to a deposit in a bank account) and other amounts received by Imperial PFC (including payments made by any Premium Finance Borrower directly to Imperial PFC) into the Collection Account.
               (b) On or prior to the Effective Date, Imperial PFC shall, with respect to the Collection Account, deliver to Lexington the Cash Management Agreement with respect to the Collection Account.
               (c) All amounts received in the Collection Account shall at Lexington’s direction be wired each Business Day into Lexington’s Account to be applied pursuant to Section 3.02.
               (d) So long as no Default or Event of Default has occurred and is continuing, Imperial PFCs may amend Schedule 8.01 to add or replace the Cash Management Bank or the Collection Account; provided, however, that (i) such prospective Cash Management Bank shall be reasonably satisfactory to Lexington and Lexington shall have consented in writing in advance to the opening of such Collection Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Collection Account, Imperial PFC and such prospective Cash Management Bank shall have executed and delivered to Lexington the Cash Management Agreement. Imperial PFC shall close its Collection Account (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days of notice from Lexington that the creditworthiness of any Cash Management Bank is no longer acceptable in Lexington’s reasonable judgment, or that the operating performance, funds transfer, or availability procedures or performance of such Cash Management Bank with respect to the Collection Account or Lexington’s liability under the Cash Management Agreement with such Cash Management Bank is no longer acceptable in Lexington’s reasonable judgment.
               (e) The Collection Account shall be a cash collateral account, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Imperial PFC is hereby deemed to have granted a Lien to Lexington. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by Imperial PFC from any of the Premium Finance Borrowers or any other Person, as proceeds from the Insurance Premium Loans or as proceeds of any other Collateral or Life Insurance Policies shall be held by Imperial PFC in trust for Lexington and if of a nature susceptible to a deposit in a bank account, upon receipt be deposited by Imperial PFC in original form and no later than the next Business Day after receipt thereof into the Collection Account;

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provided, however, all Collections received directly by Imperial PFC shall be held by Imperial PFC in trust for Lexington and upon receipt be deposited by Imperial PFC in original form and no later than the next Business Day after receipt thereof into Lexington’s Account. Imperial PFC shall not commingle such collections with the proceeds of any assets not included in the Collateral. No checks, drafts or other instrument received by Lexington shall constitute final payment to Lexington unless and until such instruments have actually been collected.
               (f) After the occurrence and during the continuance of an Event of Default, Lexington may send a notice of assignment and/or notice of Lexington’s security interest to any and all Premium Finance Borrowers or third parties holding or otherwise concerned with any of the Collateral, and thereafter Lexington or its designee shall have the sole right to collect the Insurance Premium Loans and/or take possession of the Collateral and the books and records relating thereto. Imperial PFC shall not, without prior written consent of Lexington, grant any extension of time of payment of any Insurance Premium Loan, compromise or settle any Insurance Premium Loan for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon.
               (g) Imperial PFC hereby appoints Lexington or its designee on behalf of Lexington as Imperial PFC’s attorney-in-fact with power exercisable during the continuance of an Event of Default to endorse Imperial PFC’s name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Insurance Premium Loans, to sign Imperial PFC’s name on any invoice or bill of lading relating to any of the Insurance Premium Loans, drafts against Premium Finance Borrowers with respect to Insurance Premium Loans, assignments and verifications of the Insurance Premium Loans and notices to Premium Finance Borrowers with respect to Insurance Premium Loans, to send verification of Insurance Premium Loans, and to notify the Postal Service authorities to change the address for delivery of mail addressed to Imperial PFC to such address as Lexington or its designee may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Obligations under the Settlement Documents are paid in full and all of the Settlement Documents are terminated.
               (h) Nothing herein contained shall be construed to constitute Lexington as agent of Imperial PFC for any purpose whatsoever, and Lexington shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). Lexington shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Insurance Premium Loans or any instrument received in payment thereof or for any damage resulting therefrom (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). Lexington, by anything

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herein or in any assignment or otherwise, does not assume any of the obligations under any contract or agreement assigned to Lexington and shall not be responsible in any way for the performance by Imperial PFC of any of the terms and conditions thereof.
               (i) If any Insurance Premium Loan includes a charge for any tax payable to any Governmental Authority, Lexington is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for Imperial PFC’s account and to charge Imperial PFC therefor. Imperial PFC shall notify Lexington if any Insurance Premium Loan includes any taxes due to any such Governmental Authority and, in the absence of such notice, Lexington shall have the right to retain the full proceeds of such Insurance Premium Loan and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Insurance Premium Loan.
               (j) Notwithstanding any other terms set forth in the Settlement Documents, the rights and remedies of Lexington herein provided, and the obligations of Imperial PFC set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, any other rights, remedies or obligations set forth in any other Settlement Document or as provided by law.
          Section 8.02 Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, Lexington or its designee may at any time and from time to time employ and maintain on the premises of Imperial PFC a custodian selected by Lexington or its designee who shall have full authority to do all acts necessary to protect Lexington’s interests. Imperial PFC hereby agrees to cooperate with any such custodian and to do whatever Lexington or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by Lexington or its designee by reason of the employment of the custodian shall be the responsibility of Imperial PFC.
          Section 8.03 Assistance and Cooperation.
               (a) In the event of any foreclosure on, or other transfer of, a Life Insurance Policy or beneficial interest of a related Premium Finance Borrower in satisfaction of an Insurance Premium Loan, then (i) Imperial PFC shall comply with all requests of Lexington regarding the sale or disposal of such Life Insurance Policy or such beneficial interest, including to instruct the Remarketing Agent to sell or otherwise dispose of such Life Insurance Policy or such beneficial interest, (ii) Imperial PFC, upon request of the Remarketing Agent, shall deliver, or cause to be delivered, to the Remarketing Agent or the purchaser of such Life Insurance Policy or such beneficial interest all documentation relating thereto and (iii) Imperial PFC shall not instruct, cause or permit any Person other than the Remarketing Agent to sell or otherwise dispose of such Life Insurance Policy or such beneficial interest unless requested by Lexington to do so.
               (b) In the event of any foreclosure on, or other transfer of, a Life Insurance Policy or beneficial interest of a related Premium Finance Borrower in satisfaction of an Insurance Premium Loan, Imperial PFC shall (i) comply with all requests of Lexington with respect to such Life Insurance Policy or beneficial interest, including requests by Lexington of Imperial PFC to secure and maintain any rights, remedies or recoveries with regard to the

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Collateral, Life Insurance Policy or beneficial interest, including, without limitation, removing such Life Insurance Policy from the Premium Finance Borrower, re-titling such Life Insurance Policy or beneficial interest or assisting Lexington in obtaining information regarding any Life Insurance Policy, the related beneficial interest or the Underlying Life under any Life Insurance Policy and (ii) subject to clause (i), continue to hold such Life Insurance Policy or beneficial interest subject to the Liens in favor of Collateral.
               (c) Further, Imperial PFC shall comply with all requests of Lexington to assist in transferring to Lexington or its designee ownership of any Life Insurance Policy or beneficial interest in any Premium Finance Borrower that owns a Life Insurance Policy. In connection therewith, Imperial PFC shall, upon request by Lexington, take various actions including, without limitation (i) obtaining and filing change of ownership forms with the relevant Insurance Provider, (ii) obtaining assignments from secured parties and (iii) causing the relevant Insurance Provider to issue a verification of coverage indicating that ownership of such Life Insurance Policy has been changed.
               (d) Lexington shall not be called upon to assume charge of the settlement or defense of any claim made or suit brought or proceeding instituted against Imperial PFC, but Lexington shall have the right and shall be given the opportunity to associate with Imperial PFC or Imperial PFC’s underlying insurers or both in the defense and control of any such claim, suit, or proceeding, in which event Imperial PFC and Lexington shall cooperate in all things in the defense of such claim, suit, or proceeding. Imperial PFC shall furnish promptly all information reasonably requested by Lexington with respect thereto.
               (e) Following the receipt of a Trustee Resignation Notice by Lexington from Imperial PFC or in connection with any request for Lexington’s consent by Imperial PFC with regard to the termination of an institutional trustee, financial institution or Non-Corporate Trustee acting as a trustee or co-trustee of a Premium Finance Borrower, Imperial PFC shall comply with all requests of Lexington with respect to the applicable Premium Finance Borrower, trustee or co-trustee, Transaction Documents and Loan Documentation Package.
          Section 8.04 Advances.
               (a) Lexington may from time to time make such disbursements and advances (“Advances”) which Lexington, in its sole discretion, deems necessary or desirable to (i) preserve, protect, prepare for sale or lease or dispose of the Collateral, any portion thereof, Life Insurance Policies or beneficial interests in Premium Finance Borrowers that own Life Insurance Policies, (ii) enhance the likelihood or maximize the amount of repayment by Imperial PFC of the Obligations or to pay any other amount chargeable to Imperial PFC pursuant to the terms of this Agreement or any other Settlement Document and (iii) pay any fees, costs, expense reimbursements, indemnities and other amounts then due and payable to third parties including, but not limited to, the Servicer, Insurance Collateral Agent and the Cash Management Bank. Without limiting the foregoing, Lexington shall be permitted at any time to make Advances to pay insurance premiums due under the Life Insurance Policies, whether directly or, pursuant to Section 8.04(b) below, indirectly through Imperial PFC or an Affiliate thereof. The Advances shall be added to the Outstanding Reimbursement Amount, shall be secured by the Collateral and shall constitute Obligations hereunder. Lexington shall notify Imperial PFC in writing of each

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such Advance, which notice shall include a description of the purpose of such Advance; provided, that any failure to provide or delay in providing any such notice should not impair any of the obligations of Imperial PFC with respect to such Advance.
               (b) Imperial PFC will comply with all reasonable and lawful requests of Lexington at any time in connection with keeping a Life Insurance Policy in force, including without limitation, paying (or arranging for the payment of, or allowing Lexington if Lexington so chooses to pay or arrange for the payment of) additional premiums on any Life Insurance Policy; it being understood that any such requests that may be made by Lexington, including, without limitation, in connection with any payment of additional premiums that may be required to keep a Life Insurance Policy in force, shall only be undertaken by Imperial PFC at the request of (and with the proceeds of Advances provided by) Lexington, but subject to the reimbursement of Lexington pursuant to Section 3.02(d). Imperial PFC shall, if so requested by Lexington, promptly provide Lexington with evidence, in a form reasonably acceptable to Lexington, of the date and amount of any payments made pursuant to this Section 8.04(b).
          Section 8.05 Subrogation and Recovery.(a) As a result of the payment by Lexington of certain amounts under the LPIC Policy prior to the Effective Date, the Settlement Amount and any Advances, in addition to all other rights, remedies and/or recoveries available to Lexington (including those relating to any Life Insurance Policy or beneficial interest of a related Premium Finance Borrower), Lexington shall be subrogated to all Imperial PFC’s rights of recovery against any Person solely in respect of any such payments, and Imperial PFC shall execute and deliver all instruments and papers reasonably requested by Lexington and do whatever else is commercially reasonable to secure any such rights, remedies and/or recoveries. Imperial PFC shall do nothing to prejudice such rights, remedies or recoveries.
ARTICLE IX
EVENTS OF DEFAULT
          Section 9.01 Events of Default. If any of the following Events of Default shall occur and be continuing:
               (a) Imperial PFC shall fail to pay any fee, indemnity or other amount payable under this Agreement or any other Settlement Document or any Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);
               (b) any representation or warranty made or deemed made by or on behalf of any Credit Party, the Originator or the Servicer or by any officer of the foregoing under or in connection with any Settlement Document or Transaction Document or under or in connection with any report, certificate or other document delivered to Lexington pursuant to any Settlement Document or Transaction Document, which representation or warranty is subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any respect when made or deemed made; or any representation or warranty made or deemed made by or on behalf of any Credit Party, the Originator or the Servicer or by any officer of the foregoing under or in connection with any Settlement Document or Transaction Document or under or in connection with any report, certificate or other document delivered to Lexington pursuant to any Settlement

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Document or Transaction Document, which representation or warranty is not subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any material respect when made or deemed made;
               (c) any Credit Party shall fail to perform or comply with any covenant or agreement contained in paragraphs (a), (b), (c), (d), (f), (g), (h), (l), (n), (o), (p), (q), (r), (u) or (v) of Section 7.01, Section 7.02 or ARTICLE VIII, or any Credit Party shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party or any Guarantor Security Agreement to which it is a party;
               (d) any Credit Party shall fail to perform or comply with any term, covenant or agreement contained in Section 7.01 of this Agreement (to the extent not otherwise provided in paragraph (c) of this Section 9.01) and such failure, if capable of being remedied, shall remain unremedied for a period of [*] days after the earlier of the date a senior officer of any Credit Party becomes aware of such failure and the date written notice of such default shall have been given by Lexington to such Credit Party;
               (e) any Credit Party, the Originator or the Servicer shall fail to perform or comply with any other term, covenant or agreement contained in any Settlement Document or Transaction Document to be performed or observed by it and, except as set forth in subsections (a), (b), (c) and (d) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for [*] days after the earlier of the date a senior officer of any Credit Party, the Originator or the Servicer becomes aware of such failure and the date written notice of such default shall have been given by Lexington to such Credit Party, the Originator or the Servicer; provided, that, notwithstanding the foregoing, the failure of the Servicer to perform or comply with any term, covenant or agreement contained in any Transaction Document or any Settlement Document shall not constitute an Event of Default under this Section 9.01(e) so long as within [*] ([*]) days of the occurrence of any such failure, the Servicer is replaced by a replacement servicer acceptable to Lexington; provided, that Imperial PFC shall use best efforts to replace the Servicer as soon as possible after the occurrence of any such failure;
               (f) Imperial PFC or the Originator shall fail to pay any of its Indebtedness (excluding Indebtedness evidenced by this Agreement) in excess of $[*], or any payment of principal, interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;
               (g) any Credit Party, the Originator, the Servicer or Imperial (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or

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seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (g);
               (h) any proceeding shall be instituted against any Credit Party, the Originator, the Servicer or Imperial seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of [*] days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;
               (i) any provision of any Settlement Document or Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Credit Party, the Originator or the Servicer intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto (excluding any Transaction Documents evidencing Insurance Premium Loans not exceeding more than [*]% of the aggregate Maturity Principal Balance of all Eligible Insurance Premium Loans of Imperial PFC), or a proceeding shall be commenced by any Credit Party, the Originator or the Servicer or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Credit Party, the Originator or the Servicer shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document or Settlement Document;
               (j) any Security Agreement, any Guarantor Security Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of Lexington on any Collateral purported to be covered thereby;
               (k) any Cash Management Bank at which the Collection Account of Imperial PFC is maintained shall fail to comply with any of the terms of the Cash Management Agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of Imperial PFC shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party;
               (l) one or more judgments, orders or awards (or any settlement of any claim that, if breached, could result in a judgment, order or award) for the payment of money exceeding $[*] in the aggregate shall be rendered against Imperial PFC or the Originator and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by

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any creditor upon any such judgment, order, award or settlement, (ii) there shall be a period of [*] consecutive days after entry thereof during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) at any time during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, is in effect, such judgment, order, award or settlement is not bonded in the full amount of such judgment, order, award or settlement; provided, however, that any such judgment, order, award or settlement shall not give rise to an Event of Default under this subsection (l) if and for so long as (A) the amount of such judgment, order, award or settlement is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment, order, award or settlement;
               (m) Imperial PFC, the Originator or the Servicer is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than [*] ([*]) days;
               (n) any material loss or theft of any Collateral, Life Insurance Policy or beneficial interest of a Premium Finance Borrower, whether or not insured, or any act of God or public enemy, or other casualty which causes, for more than [*] ([*]) consecutive days, the cessation or substantial curtailment of revenue producing activities of Imperial PFC or the Originator, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;
               (o) any cessation of a substantial part of the business of Imperial PFC or the Originator for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis;
               (p) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by Imperial PFC, the Originator or the Servicer, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;
               (q) the indictment, or the threatened indictment of any Credit Party or the Originator under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Credit Party or the Originator pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;
               (r) a Change of Control shall have occurred;
               (s) any event or circumstance shall have occurred that may reasonably be expected to cause Imperial PFC, the Originator, the Servicer or the Insurance Collateral Agent to suffer materially adverse regulatory consequences (including as may be applicable to its insurance premium finance, life settlement or related business);
               (t) with regard to any Life Insurance Policy or beneficial interest of a Premium Finance Borrower, Imperial PFC permits a policy loan, cash withdrawal, surrender or

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sale of such Life Insurance Policy or the beneficial interest without the prior written consent of Lexington;
               (u) with regard to any Life Insurance Policy or beneficial interest of a Premium Finance Borrower that is unable to be sold or otherwise disposed of by the Remarketing Agent, Imperial PFC fails to comply with all requests of Lexington with respect to such Life Insurance Policy or beneficial interest; or
               (v) an event or development occurs which could reasonably be expected to have a Material Adverse Effect (including, without limitation, any change or proposed change in any relevant law, rule or regulation, in any Applicable Non-Licensed State or Applicable Licensed State or otherwise, which (i) makes the financing, origination or transfer of any Insurance Premium Loan or life insurance policy in accordance with the transactions contemplated by the Settlement Documents and/or the Transaction Documents unlawful or economically or procedurally disadvantageous or (ii) limits, alters or otherwise compromises, or could be reasonably expected to compromise, the insurable interest in the related Life Insurance Policy, as contemplated by the Settlement Documents, the Transaction Documents and the Loan Documentation Package);
          then, and in any such event, Lexington may, by notice to Imperial PFC, (i) declare all Obligations, fees and all other amounts payable under this Agreement and the other Settlement Documents (including the Settlement Amount) to be due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Imperial PFC and (ii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Settlement Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (g) or (h) of this Section 9.01 with respect to Imperial PFC, without any notice to Imperial PFC or any other Person or any act by Lexington, all Obligations, fees and all other amounts due under this Agreement and the other Settlement Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by Imperial PFC.
ARTICLE X
SERVICER TERMINATION EVENTS
          Section 10.01 Servicer Termination Event. If a Servicer Termination Event has occurred and is continuing, Lexington, by notice in writing to the Servicer and Imperial PFC, may terminate the Servicing Agreement pursuant to the terms set forth in the Servicing Agreement. On and after the effective time of any notice of termination, a replacement servicer approved in writing by Lexington shall be the successor Servicer, as more fully set forth in a replacement servicing agreement in form and substance satisfactory to Lexington.

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ARTICLE XI
MISCELLANEOUS
          Section 11.01 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (certified mail, postage prepaid and return receipt requested), telecopied or delivered by hand, Federal Express or other reputable overnight courier, if to Imperial PFC, at the following address:
Imperial PFC Financing, LLC
500 N. Michigan Ave., Suite 300
Chicago, Illinois 60611
Attention: Chief Financial Officer
Telephone: 312-238-7930
Telecopier: 312-396-4185
with a copy to:
Foley & Lardner, LLP
One Independent Drive
Suite 1300
Jacksonville, Florida 32202
Attention: Robert S. Bernstein, Esq.
Telephone: 904-359-2000
Telecopier: 904-359-8700
if to Lexington, at the following address:
Lexington Insurance Company
180 Maiden Lane, 19th Floor
New York, New York 10038
Attention: Surveillance Department
Telecopier: (888) 405-2117
with a copy to:
Division General Counsel
Risk Finance
180 Maiden Lane, 19th Floor
New York, New York 10038
Telecopier: (888) 405-2871
          or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 11.01. All such notices and other communications shall be effective, (i) if mailed (certified mail, postage prepaid and return receipt requested), when received or 3 days after deposited in the

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mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered by hand, Federal Express or other reputable overnight courier, upon delivery.
          Section 11.02 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Settlement Document, and no consent to any departure by Imperial PFC therefrom, shall in any event be effective unless the same shall be in writing and signed by Lexington, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
          Section 11.03 No Waiver; Remedies, Etc. No failure on the part of Lexington to exercise, and no delay in exercising, any right hereunder or under any other Settlement Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Settlement Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Lexington provided herein and in the other Settlement Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Lexington under any Settlement Document against any party thereto are not conditional or contingent on any attempt by Lexington to exercise any of their rights under any other Settlement Document against such party or against any other Person.
          Section 11.04 Expenses; Taxes.(i) Imperial PFC shall be obligated to pay on demand, all costs, fees and expenses incurred by or on behalf of Lexington (including, without limitation, fees, costs, client charges and expenses of counsel for Lexington) arising from or relating to: (a) any requested amendments, waivers or consents to this Agreement or the other Settlement Documents whether or not such documents become effective or are given, (b) the preservation and protection of Lexington’s rights under this Agreement or the other Settlement Documents, (c) the defense of any claim or action asserted or brought against Lexington by any Person that arises from or relates to this Agreement, any other Settlement Document, Lexington’s claims against Imperial PFC, or any and all matters in connection therewith, (d) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Settlement Document, (e) the filing of any petition, complaint, answer, motion or other pleading by Lexington, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Settlement Document, (f) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Settlement Document, (g) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Settlement Document, (h) any attempt to collect from Imperial PFC or (i) the receipt by Lexington of any advice from professionals with respect to any of the foregoing. Without limiting any other provision of any Settlement Document: (x) Imperial PFC agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by Lexington to be payable in connection with this Agreement or any other Settlement Document, and Imperial PFC agrees to save Lexington harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) Imperial PFC agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Settlement Documents, and (z) if Imperial PFC fails to perform any covenant or agreement contained herein or in any other Settlement Document, Lexington may itself perform or cause performance of

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such covenant or agreement, and the expenses of Lexington incurred in connection therewith shall be reimbursed on demand by Imperial PFC.
          Section 11.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Lexington may, and is hereby authorized to, at any time and from time to time, without notice to Imperial PFC (any such notice being expressly waived by Imperial PFC) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by Lexington to or for the credit or the account of Imperial PFC against any and all obligations of Imperial PFC either now or hereafter existing under any Settlement Document, irrespective of whether or not Lexington shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Lexington agrees to notify Imperial PFC promptly after any such set-off and application made by Lexington provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lexington under this Section 11.05 are in addition to the other rights and remedies (including other rights of set-off) which Lexington may have under this Agreement or any other Settlement Documents of law or otherwise.
          Section 11.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
          Section 11.07 Assignments and Participations. This Agreement and the other Settlement Documents shall be binding upon and inure to the benefit of Imperial PFC and Lexington and their respective successors and assigns. Any successor to or assignee of any party hereto shall succeed to all right, title and interest of such party hereunder (in the case of an assignment, solely to the extent assigned); provided, however, that Imperial PFC may not assign or transfer any of its rights hereunder or under the other Settlement Documents without the prior written consent of Lexington and any such assignment without Lexington’s prior written consent shall be null and void.
          Section 11.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Settlement Document mutatis mutandis.
          Section 11.09 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW

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PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
          Section 11.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SETTLEMENT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, IMPERIAL PFC HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. IMPERIAL PFC HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IMPERIAL PFC AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 11.01 AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. IMPERIAL PFC AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LEXINGTON TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST IMPERIAL PFC IN ANY OTHER JURISDICTION. IMPERIAL PFC HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT IMPERIAL PFC HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IMPERIAL PFC HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER SETTLEMENT DOCUMENTS.
          Section 11.11 WAIVER OF JURY TRIAL, ETC. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER SETTLEMENT DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR

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COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. IMPERIAL PFC CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF LEXINGTON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LEXINGTON WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. IMPERIAL PFC HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LEXINGTON ENTERING INTO THIS AGREEMENT.
          Section 11.12 Consent by Lexington. Except as otherwise expressly set forth herein to the contrary or in any other Settlement Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of Lexington shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which Imperial PFC is a party and to which Lexington has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by Lexington, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.
          Section 11.13 No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.
          Section 11.14 Reinstatement; Certain Payments. If any claim is ever made upon Lexington for repayment or recovery of any amount or amounts received by Lexington in payment or on account of any of the Obligations, Lexington shall give prompt notice of such claim to Imperial PFC, and if Lexington repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Lexington or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by Lexington with any such claimant, then and in such event Imperial PFC agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Settlement Documents or the termination of this Agreement or the other Settlement Documents, and (B) it shall be and remain liable to Lexington hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lexington.
          Section 11.15 Indemnification.
               (a) General Indemnity. In addition to Imperial PFC’s other Obligations under this Agreement, Imperial PFC agrees to defend, protect, indemnify and hold harmless Lexington and all of its respective officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other applicable Settlement Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any matter relating to the transactions contemplated by this Agreement or the other Settlement Documents or by any document executed in connection with

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
the transactions contemplated by this Agreement or the other Settlement Documents, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, (iv) any breach by Imperial PFC of any of its covenants or agreements or any failure by Imperial PFC to perform any of its obligations set forth in this Agreement or in any of the Settlement Documents or (v) any breach of any warranty or the inaccuracy of any representation of Imperial PFC contained or referred to in this Agreement (collectively, the “Indemnified Matters”); provided, however, that Imperial PFC shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.
               (b) To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 11.15 may be unenforceable because it is violative of any law or public policy, Imperial PFC shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section 11.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Settlement Documents.
          Section 11.16 Records. The unpaid Obligations (including fees and other amounts payable hereunder) shall at all times be ascertained from the records of Lexington, which shall be conclusive and binding absent manifest error.
          Section 11.17 Binding Effect. This Agreement shall become effective when it shall have been executed by Imperial PFC and Lexington and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by Lexington, and thereafter shall be binding upon and inure to the benefit of Imperial PFC and Lexington, and their respective successors and assigns, except that Imperial PFC shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lexington.
          Section 11.18 Interest. It is the intention of the parties hereto that Lexington shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Settlement Document would be usurious as to Lexington under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to Lexington notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Settlement Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to Lexington that is contracted for, taken, reserved, charged or received by Lexington under this Agreement or any other Settlement Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by Lexington on any other amount of the Obligations (or, to the extent that the other amount of the Obligations shall have been or would thereby be paid in full, refunded by Lexington to Imperial PFC); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Lexington

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by Lexington as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by Lexington on any other amount of the Obligations (or, to the extent that the other amount of the Obligations shall have been or would thereby be paid in full, refunded by Lexington to Imperial PFC). If at any time and from time to time (x) the amount of interest payable to Lexington on any date shall be computed at the Highest Lawful Rate applicable to Lexington pursuant to this Section 11.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to Lexington would be less than the amount of interest payable to Lexington computed at the Highest Lawful Rate applicable to Lexington, then the amount of interest payable to Lexington in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to Lexington until the total amount of interest payable to Lexington shall equal the total amount of interest which would have been payable Lexington if the total amount of interest had been computed without giving effect to this Section 11.18.
          For purposes of this Section 11.18, the term “applicable law” shall mean that law in effect from time to time and applicable to the transaction between Imperial PFC, on the one hand, and Lexington, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.
          The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.
          Section 11.19 Confidentiality. Each of Lexington and Imperial PFC agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies the following (the “Confidential Information”): (i) this Agreement, the other Settlement Documents, the LPIC Policy and all terms and conditions hereunder and thereunder, (ii) all medical and personal information concerning any Underlying Life and, if applicable any Premium Finance Borrower, and (iii) all confidential or non-public information and data in whatever form, whether written, oral, electronic or otherwise furnished to it by the other party, in each case, to the extent it is (A) not already in the receiving party’s possession, (B) not available to the receiving party prior to its disclosure under this Agreement, the other Settlement Documents and/or the LPIC Policy, as applicable, (C) not in the public domain when transmitted by one party to another, (D) not published or otherwise becoming part of the public domain (through no fault of the receiving party) prior to or after transmission, (E) not known to the receiving party through disclosure by a third party (and not to the knowledge of the recipient of such information bound by any duty to the transmitting party to keep such information confidential) and (F) not independently developed by the receiving party; provided, that nothing herein shall limit the disclosure of any such Confidential Information: (1) to such party’s own, and its Affiliates’, officers, directors, employees, agents, service providers, auditors, advisors, financing parties or other representatives who need to know such information in connection with such party’s performance of its obligations or exercise of its rights under the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Settlement Documents or for purposes of managing such party’s, or its Affiliates’, respective business relationships with other parties involved in the transactions contemplated by the Settlement Documents or Transaction Documents or in connection with the remarketing or potential sale, transfer or other disposition of any Life Insurance Policy or beneficial interest in any Premium Finance Borrower that owns a Life Insurance Policy (provided, that, in each such case, they shall have been informed of the confidential nature of such information and directed to treat such information confidentially in accordance with the terms of this Section 11.19); (2) to regulatory authorities or other Governmental Authorities having or claiming jurisdiction or review or oversight authority with respect to such party or its Affiliates; (3) other than in connection with disclosures to regulatory authorities or other Governmental Authorities in accordance with the foregoing clause (4), as required by Requirements of Law, subpoena, discovery request, search warrant, court order or other legal or arbitral process; (4) in connection with any legal proceeding whose subject matter is related to the transactions contemplated hereby in which it is involved; (5) upon receipt of the written consent of the other party with respect to the disclosure of such information or (6) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 11.19.
          Section 11.20 Public Disclosure. Lexington’s identity shall not be disclosed by Imperial PFC in any press release or other public disclosure or in any offering materials or discussions with rating agencies or any life insurance company without the prior written consent of Lexington (which consent Lexington can withhold in its sole and absolute discretion) and (ii) the LPIC Policy, this Agreement and any other Settlement Document shall not be referenced by Imperial PFC in any press release or other public disclosure or in any offering materials or discussions with rating agencies or any life insurance company without the prior written consent of Lexington (which consent Lexington can withhold in its sole and absolute discretion).
          Section 11.21 Integration. This Agreement, together with the other Settlement Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
          Section 11.22 USA PATRIOT Act. Lexington hereby notifies Imperial PFC that pursuant to the requirements of the USA PATRIOT Act (Title 111 of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, the “USA PATRIOT Act”), it is required to obtain, verify and record information that identifies the entities composing Imperial PFC, which information includes the name and address of each such entity and other information that will allow Lexington to identify the entities composing Imperial PFC in accordance with the USA PATRIOT Act. Imperial PFC agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as Lexington may reasonably require from time to time in order to enable Lexington to comply with the USA PATRIOT Act.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

IMPERIAL PFC FINANCING, LLC
By:
Name:
Title:

LEXINGTON INSURANCE COMPANY
By:
Name:
Title:

Omnibus Claims Settlement Agreement

Schedule 1.01(A)
Applicable Non-Licensed States
1.	Georgia

2.	Pennsylvania

3.	Massachusetts

Schedule 1.01(B)
Applicable Licensed States
1.	Mississippi

2.	New Jersey

3.	Rhode Island

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Schedule 1.01(C)
Loan Schedule
See attached

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2006-2841-01	[*]	[*]	03/26/2009	Alternate Loan ID SLPO-2006-2841-01	4800033
2006-3950	[*]	[*]	06/08/2009	Alternate Loan ID 2008-977	4800104
2007-160	[*]	[*]	06/16/2009		4800114
2007-192	[*]	[*]	08/11/2009		4800078
2007-241	[*]	[*]	06/13/2009		4800325
2007-247	[*]	[*]	09/27/2009		4800041
2007-261	[*]	[*]	09/06/2009		4800354
2007-285	[*]	[*]	12/01/2009		4800393
2007-307	[*]	[*]	10/17/2009		4800331
2007-312	[*]	[*]	10/02/2009		4800291
2007-313	[*]	[*]	09/09/2009		4800333
2007-317	[*]	[*]	11/06/2009		4800298
2007-327	[*]	[*]	10/19/2009		4800370
2007-334	[*]	[*]	12/19/2009		4800199
2007-355	[*]	[*]	12/22/2009		4800255
2007-356	[*]	[*]	12/15/2009		4800369
2007-364	[*]	[*]	12/22/2009		4800235
2007-377	[*]	[*]	12/16/2009		4800326
2007-379	[*]	[*]	12/26/2009		4800261
2007-380	[*]	[*]	11/27/2009		4800371
2007-387	[*]	[*]	02/28/2010		4800273
2007-404	[*]	[*]	02/07/2010		4800233
2007-405	[*]	[*]	01/28/2010		4800231
2007-407	[*]	[*]	01/16/2010		4800258
2007-408	[*]	[*]	02/21/2010		4800192
2007-412	[*]	[*]	01/21/2010		4800232
2007-418	[*]	[*]	02/14/2010		4800194
2007-421	[*]	[*]	12/28/2009		4800410
2007-428	[*]	[*]	12/08/2009		4800287
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2007-429	[*]	[*]	02/28/2010		4800189
2007-444	[*]	[*]	11/20/2009		4800251
2007-450	[*]	[*]	06/11/2010		4800257
2008-1000	[*]	[*]	11/29/2010		4800106
2008-1002	[*]	[*]	11/10/2010		4800175
2008-1003	[*]	[*]	07/08/2009		4800092
2008-1005	[*]	[*]	09/23/2010		4800206
2008-1006	[*]	[*]	07/23/2009		4800101
2008-1007	[*]	[*]	12/24/2009		4800345
2008-1008	[*]	[*]	12/24/2009		4800311
2008-1009	[*]	[*]	08/02/2009		4800306
2008-1012	[*]	[*]	07/12/2009		4800128
2008-1013	[*]	[*]	07/22/2009		4800126
2008-1014	[*]	[*]	07/14/2009		4800119
2008-1015	[*]	[*]	06/15/2009		4800344
2008-1018	[*]	[*]	07/20/2009		4800191
2008-1019	[*]	[*]	07/01/2009		4800132
2008-1020	[*]	[*]	03/17/2010		4800141
2008-1025	[*]	[*]	01/07/2011		4800285
2008-1026	[*]	[*]	08/28/2010		4800137
2008-1027	[*]	[*]	12/06/2010		4800184
2008-1030	[*]	[*]	05/24/2009		4800091
2008-1031	[*]	[*]	12/10/2010		4800204
2008-1032	[*]	[*]	11/19/2010		4800240
2008-1033	[*]	[*]	07/26/2009		4800124
2008-1034	[*]	[*]	07/15/2009		4800197
2008-1035	[*]	[*]	09/21/2010		4800138
2008-1036	[*]	[*]	09/21/2010		4800139
2008-1037	[*]	[*]	07/11/2009		4800125
2008-1040	[*]	[*]	01/26/2011		4800227
2008-1041	[*]	[*]	02/03/2011		4800214
2008-1043	[*]	[*]	12/27/2010		4800196
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-1044	[*]	[*]	07/10/2011		4800163
2008-1047	[*]	[*]	12/27/2010		4800239
2008-1048	[*]	[*]	10/24/2010		4800165
2008-1051	[*]	[*]	12/28/2010		4800223
2008-1053	[*]	[*]	10/27/2010		4800212
2008-1054	[*]	[*]	11/23/2010		4800281
2008-1056	[*]	[*]	10/12/2010		4800225
2008-1063	[*]	[*]	01/25/2011		4800283
2008-1064	[*]	[*]	01/06/2011		4800220
2008-1065	[*]	[*]	08/16/2009		4800201
2008-1066	[*]	[*]	05/28/2010		4800243
2008-1067	[*]	[*]	01/05/2011		4800218
2008-1068	[*]	[*]	01/07/2011		4800377
2008-1069	[*]	[*]	11/28/2010		4800280
2008-1070	[*]	[*]	10/13/2010		4800314
2008-1071	[*]	[*]	09/17/2010		4800242
2008-1072	[*]	[*]	11/11/2011		4800217
2008-1073	[*]	[*]	07/01/2010		4800250
2008-1075	[*]	[*]	01/05/2011		4800406
2008-1076	[*]	[*]	01/17/2011		4800315
2008-1078	[*]	[*]	11/02/2010		4800322
2008-1079	[*]	[*]	12/29/2009		4800312
2008-1081	[*]	[*]	09/20/2010		4800241
2008-1084	[*]	[*]	07/29/2010		4800367
2008-1085	[*]	[*]	01/19/2011		4800226
2008-1086	[*]	[*]	10/01/2010		4800238
2008-1091	[*]	[*]	05/10/2011		4800378
2008-1092	[*]	[*]	02/26/2011		4800307
2008-1093	[*]	[*]	01/15/2011		4800282
2008-1094	[*]	[*]	01/26/2011		4800244
2008-1095	[*]	[*]	01/24/2011		4800278
2008-1096	[*]	[*]	01/24/2011		4800276
2008-1097	[*]	[*]	01/20/2011		4800256
2008-1101	[*]	[*]	01/20/2011		4800249
2008-1102	[*]	[*]	01/26/2011		4800279
2008-1103	[*]	[*]	11/09/2010		4800253
2008-1105	[*]	[*]	09/09/2010		4800290
2008-1106	[*]	[*]	03/03/2011		4800409
2008-1110	[*]	[*]	10/20/2010		4800288
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-1111	[*]	[*]	02/28/2011		4800286
2008-1112	[*]	[*]	01/07/2011		4800305
2008-1115	[*]	[*]	11/18/2010		4800321
2008-1117	[*]	[*]	01/06/2011		4800263
2008-1119	[*]	[*]	09/15/2010		4800405
2008-1120	[*]	[*]	01/26/2011		4800310
2008-1122	[*]	[*]	02/02/2011		4800284
2008-1125	[*]	[*]	02/04/2011		4800318
2008-1128	[*]	[*]	01/19/2011		4800320
2008-1129	[*]	[*]	02/04/2010		4800292
2008-1131	[*]	[*]	01/17/2011		4800316
2008-1132	[*]	[*]	10/08/2010		4800376
2008-1133	[*]	[*]	02/11/2011		4800319
2008-1136	[*]	[*]	02/03/2011		4800362
2008-1137	[*]	[*]	11/02/2010		4800375
2008-1138	[*]	[*]	01/13/2011		4800397
2008-1139	[*]	[*]	02/10/2011		4800323
2008-1142	[*]	[*]	02/04/2011		4800346
2008-1143	[*]	[*]	05/19/2011		4800324
2008-1146	[*]	[*]	02/17/2011		4800309
2008-1147	[*]	[*]	02/22/2011		4800308
2008-1148	[*]	[*]	02/19/2011		4800340
2008-1150	[*]	[*]	02/19/2011		4800386
2008-1151	[*]	[*]	02/19/2011		4800365
2008-1156	[*]	[*]	12/30/2010		4800317
2008-1157	[*]	[*]	02/19/2011		4800342
2008-1159	[*]	[*]	02/11/2011		4800349
2008-1160	[*]	[*]	10/26/2010		4800388
2008-2011	[*]	[*]	07/05/2009		4800113
2008-458	[*]	[*]	02/13/2010		4800264
2008-462	[*]	[*]	03/17/2010		4800181
2008-471	[*]	[*]	02/06/2010		4800391
2008-472	[*]	[*]	02/06/2010		4800392
2008-488	[*]	[*]	03/07/2010		4800353
2008-492	[*]	[*]	07/28/2010		4800229
2008-506	[*]	[*]	02/27/2010		4800347
2008-507	[*]	[*]	09/27/2009		4800348
2008-519	[*]	[*]	03/18/2010		4800230
2008-521	[*]	[*]	04/22/2010		4800156
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-527	[*]	[*]	04/14/2010		4800268
2008-528	[*]	[*]	07/05/2010		4800300
2008-532	[*]	[*]	01/10/2010		4800394
2008-537	[*]	[*]	02/12/2010		4800328
2008-543	[*]	[*]	03/17/2010		4800289
2008-545	[*]	[*]	07/11/2010		4800356
2008-546	[*]	[*]	08/27/2009		4800368
2008-547	[*]	[*]	12/01/2009		4800046
2008-550	[*]	[*]	08/29/2010		4800176
2008-552	[*]	[*]	04/06/2010		4800237
2008-560	[*]	[*]	03/26/2011		4800236
2008-571	[*]	[*]	07/11/2010		4800390
2008-572	[*]	[*]	05/05/2010		4800158
2008-575	[*]	[*]	04/19/2010		4800271
2008-579	[*]	[*]	04/13/2010		4800296
2008-581	[*]	[*]	03/28/2010		4800097
2008-582	[*]	[*]	04/21/2010		4800254
2008-583	[*]	[*]	04/21/2010		4800411
2008-584	[*]	[*]	04/26/2010		4800336
2008-588	[*]	[*]	05/12/2010		4800151
2008-592	[*]	[*]	03/03/2011		4800335
2008-593	[*]	[*]	04/28/2010		4800294
2008-595	[*]	[*]	05/14/2010		4800234
2008-601	[*]	[*]	05/04/2010		4800203
2008-602	[*]	[*]	04/28/2010		4800301
2008-605	[*]	[*]	10/30/2009		4800395
2008-606	[*]	[*]	05/28/2010		4800146
2008-608	[*]	[*]	05/05/2010		4800260
2008-614	[*]	[*]	09/05/2010		4800329
2008-618	[*]	[*]	05/24/2010		4800152
2008-620	[*]	[*]	05/05/2010		4800327
2008-627	[*]	[*]	05/19/2010		4800252
2008-628	[*]	[*]	11/26/2010		4800045
2008-629	[*]	[*]	05/06/2010		4800337
2008-632	[*]	[*]	09/18/2010		4800265
2008-633	[*]	[*]	10/10/2010		4800193
2008-634	[*]	[*]	06/10/2010		4800372
2008-635	[*]	[*]	04/22/2010		4800338
2008-636	[*]	[*]	05/20/2010		4800267
2008-637	[*]	[*]	06/02/2010		4800157
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-640	[*]	[*]	05/20/2010		4800304
2008-643	[*]	[*]	10/02/2010		4800182
2008-644	[*]	[*]	05/09/2010		4800150
2008-646	[*]	[*]	05/11/2010		4800373
2008-659	[*]	[*]	05/11/2010		4800020
2008-668	[*]	[*]	06/11/2010		4800200
2008-669	[*]	[*]	06/14/2010		4800183
2008-673	[*]	[*]	04/01/2010		4800027
2008-676	[*]	[*]	03/06/2010		4800037
2008-678	[*]	[*]	06/22/2010		4800034
2008-679	[*]	[*]	12/02/2010		4800295
2008-682	[*]	[*]	10/02/2010		4800272
2008-683	[*]	[*]	10/11/2010		4800186
2008-684	[*]	[*]	05/28/2010		4800010
2008-685	[*]	[*]	03/31/2011		4800352
2008-688	[*]	[*]	09/20/2010		4800269
2008-689	[*]	[*]	05/14/2010		4800355
2008-691	[*]	[*]	09/27/2010		4800031
2008-693	[*]	[*]	07/05/2010		4800012
2008-695	[*]	[*]	05/24/2010		4800051
2008-699	[*]	[*]	06/25/2010		4800187
2008-706	[*]	[*]	05/28/2010		4800008
2008-707	[*]	[*]	06/09/2010		4800293
2008-708	[*]	[*]	06/01/2010		4800038
2008-710	[*]	[*]	04/16/2011		4800013
2008-711	[*]	[*]	07/12/2010		4800274
2008-712	[*]	[*]	06/08/2010		4800118
2008-713	[*]	[*]	06/03/2010		4800246
2008-714	[*]	[*]	08/27/2010		4800071
2008-717	[*]	[*]	06/16/2010		4800262
2008-718	[*]	[*]	10/08/2009		4800061
2008-720	[*]	[*]	06/09/2010		4800006
2008-722	[*]	[*]	10/16/2010		4800052
2008-724	[*]	[*]	06/21/2010		4800275
2008-727	[*]	[*]	11/20/2009		4800074
2008-731	[*]	[*]	07/08/2010		4800161
2008-732	[*]	[*]	06/24/2010		4800330
2008-737	[*]	[*]	10/04/2010		4800103
2008-739	[*]	[*]	07/09/2010		4800102
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-740	[*]	[*]	10/23/2010		4800332
2008-743	[*]	[*]	07/12/2010		4800149
2008-745	[*]	[*]	10/23/2010		4800259
2008-747	[*]	[*]	07/01/2010		4800049
2008-749	[*]	[*]	07/14/2010		4800202
2008-750	[*]	[*]	07/28/2010		4800040
2008-754	[*]	[*]	07/02/2010		4800017
2008-755	[*]	[*]	07/01/2010		4800334
2008-756	[*]	[*]	07/02/2010		4800023
2008-758	[*]	[*]	05/28/2010		4800076
2008-761	[*]	[*]	07/16/2010		4800168
2008-762	[*]	[*]	07/28/2010		4800035
2008-764	[*]	[*]	07/06/2010		4800014
2008-765	[*]	[*]	07/07/2010		4800026
2008-767	[*]	[*]	11/05/2010		4800005
2008-768	[*]	[*]	11/14/2010		4800270
2008-770	[*]	[*]	11/07/2010		4800039
2008-771	[*]	[*]	07/19/2010		4800166
2008-773	[*]	[*]	07/07/2010		4800015
2008-774	[*]	[*]	07/20/2010		4800153
2008-775	[*]	[*]	07/07/2010		4800021
2008-777	[*]	[*]	11/07/2010		4800299
2008-778	[*]	[*]	11/06/2010		4800277
2008-779	[*]	[*]	07/01/2010		4800018
2008-781	[*]	[*]	07/21/2010		4800155
2008-782	[*]	[*]	05/12/2010		4800303
2008-783	[*]	[*]	11/07/2010		4800297
2008-788	[*]	[*]	07/21/2010		4800159
2008-789	[*]	[*]	07/16/2010		4800042
2008-793	[*]	[*]	07/23/2010		4800148
2008-795	[*]	[*]	07/09/2010		4800032
2008-796	[*]	[*]	07/23/2010		4800195
2008-797	[*]	[*]	07/21/2010		4800143
2008-799	[*]	[*]	04/13/2010		4800030
2008-800	[*]	[*]	04/13/2010		4800029
2008-802	[*]	[*]	07/15/2010		4800028
2008-803	[*]	[*]	11/12/2010		4800004
2008-804	[*]	[*]	07/23/2010		4800147
2008-807	[*]	[*]	04/22/2010		4800024
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-809	[*]	[*]	05/23/2011		4800022
2008-810	[*]	[*]	11/10/2010		4800007
2008-811	[*]	[*]	07/02/2010		4800019
2008-813	[*]	[*]	04/26/2010		4800065
2008-816	[*]	[*]	08/24/2010		4800121
2008-821	[*]	[*]	09/16/2010		4800016
2008-823	[*]	[*]	06/03/2011		4800063
2008-824	[*]	[*]	06/28/2010		4800044
2008-825	[*]	[*]	07/13/2010		4800043
2008-828	[*]	[*]	07/30/2010		4800084
2008-829	[*]	[*]	06/25/2010		4800247
2008-831	[*]	[*]	08/03/2010		4800130
2008-833	[*]	[*]	07/28/2010		4800011
2008-834	[*]	[*]	08/06/2010		4800025
2008-835	[*]	[*]	11/27/2010		4800064
2008-836	[*]	[*]	08/23/2010		4800216
2008-837	[*]	[*]	08/20/2010		4800047
2008-838	[*]	[*]	08/05/2010		4800072
2008-840	[*]	[*]	08/09/2010		4800009
2008-847	[*]	[*]	08/12/2010		4800133
2008-849	[*]	[*]	09/28/2010		4800059
2008-851	[*]	[*]	08/13/2010		4800081
2008-853	[*]	[*]	07/27/2010		4800207
2008-854	[*]	[*]	08/19/2010		4800115
2008-855	[*]	[*]	10/23/2010		4800089
2008-857	[*]	[*]	08/25/2010		4800108
2008-859	[*]	[*]	09/01/2010		4800066
2008-860	[*]	[*]	08/06/2010		4800127
2008-861	[*]	[*]	09/15/2010		4800173
2008-862	[*]	[*]	08/26/2010		4800123
2008-864	[*]	[*]	08/26/2010		4800134
2008-865	[*]	[*]	06/23/2013	Alternate Loan ID 2008-856	4800062
2008-865-A	[*]	[*]	10/08/2010	Alternate Loan ID 2008-865	4800302
2008-869	[*]	[*]	07/13/2010		4800170
2008-872	[*]	[*]	09/08/2010		4800172
2008-873	[*]	[*]	08/27/2010		4800221
2008-877	[*]	[*]	01/02/2011		4800198
2008-878	[*]	[*]	09/01/2010		4800116
2008-879	[*]	[*]	08/03/2010		4800110
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-880	[*]	[*]	09/25/2010		4800093
2008-881	[*]	[*]	01/20/2011		4800095
2008-885	[*]	[*]	09/15/2010		4800145
2008-886	[*]	[*]	09/30/2010		4800067
2008-891	[*]	[*]	08/19/2012		4800213
2008-892	[*]	[*]	09/09/2010		4800079
2008-893	[*]	[*]	09/28/2010		4800174
2008-896	[*]	[*]	09/30/2010		4800111
2008-897	[*]	[*]	11/03/2010		4800364
2008-899	[*]	[*]	08/05/2011		4800177
2008-901	[*]	[*]	10/08/2010		4800164
2008-902	[*]	[*]	10/11/2010		4800090
2008-903	[*]	[*]	08/19/2010		4800179
2008-904	[*]	[*]	08/03/2010		4800099
2008-905	[*]	[*]	09/17/2010		4800210
2008-906	[*]	[*]	01/18/2011		4800053
2008-907	[*]	[*]	08/10/2010		4800120
2008-908	[*]	[*]	09/02/2010		4800048
2008-910	[*]	[*]	09/14/2009		4800360
2008-911	[*]	[*]	09/24/2010		4800122
2008-912	[*]	[*]	08/08/2010		4800169
2008-914	[*]	[*]	08/26/2010		4800096
2008-916	[*]	[*]	12/06/2010		4800077
2008-917	[*]	[*]	10/15/2010		4800208
2008-920	[*]	[*]	12/18/2010		4800068
2008-926	[*]	[*]	10/05/2010		4800100
2008-927	[*]	[*]	09/23/2010		4800205
2008-932	[*]	[*]	10/16/2010		4800088
2008-933	[*]	[*]	08/30/2010		4800209
2008-937	[*]	[*]	07/20/2010		4800245
2008-938	[*]	[*]	11/18/2010		4800094
2008-939	[*]	[*]	10/26/2010		4800154
2008-940	[*]	[*]	09/09/2010		4800224
2008-941	[*]	[*]	08/09/2010		4800105
2008-942	[*]	[*]	10/04/2010		4800109
2008-945	[*]	[*]	09/30/2010		4800075
2008-947	[*]	[*]	11/11/2010		4800098
2008-948	[*]	[*]	08/05/2010		4800144
2008-951	[*]	[*]	09/07/2010		4800069
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2008-952	[*]	[*]	10/15/2010		4800248
2008-953	[*]	[*]	08/02/2010		4800341
2008-954	[*]	[*]	05/27/2009		4800058
2008-955	[*]	[*]	08/23/2009		4800083
2008-956	[*]	[*]	05/19/2009		4800054
2008-958	[*]	[*]	06/04/2009		4800162
2008-959	[*]	[*]	06/01/2009		4800056
2008-964	[*]	[*]	06/15/2009		4800070
2008-966	[*]	[*]	06/22/2009		4800117
2008-968	[*]	[*]	06/20/2009		4800055
2008-971	[*]	[*]	10/15/2010		4800171
2008-972	[*]	[*]	06/12/2009	Alternate Loan ID 2008-972 (SLPO-2006-0169-01)	4800073
2008-974	[*]	[*]	06/18/2010		4800082
2008-975	[*]	[*]	10/26/2010		4800178
2008-976	[*]	[*]	07/03/2009		4800080
2008-978	[*]	[*]	10/07/2010		4800060
2008-981	[*]	[*]	07/05/2009		4800129
2008-982	[*]	[*]	05/14/2009	Alternate Loan ID 2008-982 (SLPO-2006-4520-01)	4800057
2008-983	[*]	[*]	09/10/2010		4800266
2008-986	[*]	[*]	09/09/2010		4800085
2008-987	[*]	[*]	10/19/2010		4800222
2008-990	[*]	[*]	11/05/2010		4800136
2008-992	[*]	[*]	02/14/2011		4800215
2008-993	[*]	[*]	10/29/2010		4800228
2008-994	[*]	[*]	10/05/2010		4800140
2008-995	[*]	[*]	12/22/2010		4800211
2008-997	[*]	[*]	11/18/2010		4800135
2008-998	[*]	[*]	11/15/2010		4800086
2008-999	[*]	[*]	10/11/2010		4800219
2009-100	[*]	[*]	05/03/2011		4800339
2009-101	[*]	[*]	04/23/2011		4800396
2009-103	[*]	[*]	12/29/2010		4800363
2009-104	[*]	[*]	02/09/2011		4800382
2009-106	[*]	[*]	02/12/2011		4800366
2009-109	[*]	[*]	06/22/2011		4800351
2009-110	[*]	[*]	05/23/2011		4800380
2009-113	[*]	[*]	03/02/2011		4800359
2009-115	[*]	[*]	02/26/2011		4800357
2009-117	[*]	[*]	03/06/2011		4800385
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

			MATURITY
LOAN ID	ORIG PRINCIPAL	RATE	DATE	COMMENT	LPIC Cert
2009-118	[*]	[*]	08/18/2010		4800350
2009-120	[*]	[*]	02/09/2011		4800408
2009-122	[*]	[*]	02/24/2011		4800343
2009-123	[*]	[*]	03/08/2011		4800374
2009-125	[*]	[*]	02/16/2011		4800399
2009-126	[*]	[*]	02/17/2011		4800387
2009-128	[*]	[*]	02/09/2011		4800379
2009-129	[*]	[*]	02/28/2011		4800389
2009-131	[*]	[*]	02/26/2011		4800398
2009-132	[*]	[*]	03/14/2011		4800412
2009-134	[*]	[*]	02/22/2011		4800402
2009-135	[*]	[*]	02/11/2011		4800384
2009-138	[*]	[*]	02/28/2011		4800383
2009-140	[*]	[*]	03/14/2011		4800407
2009-146	[*]	[*]	03/09/2011		4800381
2009-158	[*]	[*]	05/23/2011		4800400
2009-160	[*]	[*]	03/23/2011		4800401
2009-166	[*]	[*]	04/23/2011		4800413
2009-172	[*]	[*]	03/28/2011		4800403
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 6.01(e)
Capitalization
100% of the issued and outstanding Equity Interests are owned by
Imperial Premium Finance, LLC

Schedule 6.01(r)
Insurance

Insurance
Company	Type	Policy Period	Limit of Liability	Policy #
American Intl. Specialty Lines Ins. Co.	Professional Liability E&O	12/19/09 - 12/18/10	10,000,000.00	996-65-19

Schedule 6.01(t)
Bank Accounts

Bank
Account Number
Account Name	Imperial PFC Financing, LLC
Type of Account	Collection
Bank
Account Number
Account Name	Imperial PFC Financing, LLC
Type of Account	Collection

Schedule 6.01(u)
Intellectual Property
None

Schedule 6.01(v)
Material Contracts
Transaction Documents
1.	Master Participation Agreement

2.	Each Insurance Premium Loan Sale and Assignment Agreement

3.	Any Servicing Agreement

4.	Any Escrow Agreement

5.	The Trust Agreements

6.	Such other instruments, certificates, agreements, reports and documents executed and delivered under and or in connection with the Insurance Premium Loans (including each applicable Loan Documentation Package)
as any of the foregoing may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Omnibus Claims Settlement Agreement
Settlement Documents
7.	Amended and Restated Limited Liability Company Agreement of Imperial PFC Financing, LLC, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Donald J. Puglisi.

8.	Payoff Letter, dated as of September 8, 2010, by and between Ableco Finance LLC and Imperial PFC Financing, LLC.

9.	Omnibus Claims Settlement Agreement, dated as of September 8, 2010, by and between Imperial PFC Financing, LLC and Lexington Insurance Company.

10.	Pledge and Security Agreement, dated as of September 8, 2010, by Imperial PFC Financing, LLC in favor of Lexington Insurance Company.

11.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Master Participation Agreement.

12.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Insurance Premium Loan Sale and Assignment Agreements.

13.	Amended and Restated Servicing Agreement, dated as of September 8, 2010, by and among Portfolio Financial Servicing Company, Imperial PFC Financing, LLC and Lexington Insurance Company.

14.	Acknowledgement Letter, dated as of September 8, 2010, by and among Wells Fargo Bank, National Association, Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Backup Servicing Agreement.

15.	Acknowledgment Letter, dated as of September 8, 2010, by and between SunTrust Bank and Imperial PFC Financing, LLC, relating to the Restricted (Blocked) Account Agreement.

16.	Release and Reimbursement Letter Agreement, dated as of September 8, 2010, by and among Imperial Premium Finance, LLC, Imperial PFC Financing, LLC and Lexington Insurance Company.

17.	UCC-1 Financing Statements.

18.	UCC-3 Termination Statements.

19.	Collateral Agency Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Imperial Premium Finance, LLC, Lexington Insurance Company and Portfolio Financial Servicing Company.

20.	Deposit Account Control Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Wells Fargo Bank, N.A. and Lexington Insurance Company.

Schedule 6.01(aa)
Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of
Business; Chief Executive Office; FEIN

Name	Imperial PFC Financing, LLC
Jurisdiction of Organization	Illinois
Organizational Identification Number	IL 0255957-9
Chief Place of Business	701 Park of Commerce Blvd., Suite 301 Boca Raton, FL 33487
Chief Executive Office	500 N. Michigan Ave., Suite 300 Chicago, IL 60611
FEIN

Schedule 6.01(bb)
Collateral Locations
701 Park of Commerce Blvd., Suite 301, Boca Raton FL 33487

Schedule 6.01(xx)
Organizational Chart
See attached

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Schedule 6.01(aaa)
Insurance Premium Loans
See attached

Schedule 6.01(aaa) to Omnibus Agreement

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800033	166	[*]	Closed	Sale	[*]	39898
4800057	119	[*]	Closed	Sale	[*]	39947
4800054	70	[*]	Closed	Sale	[*]	39952
4800058	137	[*]	Closed	Sale	[*]	39960
4800056	105	[*]	Closed	Sale	[*]	39965
4800162	113	[*]	Closed	Sale	[*]	39968
4800104	92 & 93	[*]	Closed	Sale	[*]	39972
4800073	122	[*]	Closed	Sale	[*]	39976
4800325	13779	[*]	Closed	Sale	[*]	39977
4800070	11246	[*]	Closed	Sale	[*]	39979
4800055	108	[*]	Closed	Sale	[*]	39984
4800117	152	[*]	Closed	Sale	[*]	39986
4800132	11253	[*]	Closed	Sale	[*]	39995
4800080	11346	[*]	Closed	Sale	[*]	39997
4800114	11237	[*]	Closed	Participation	[*]	39997
4800129	173	[*]	Closed	Sale	[*]	39999
4800113	143	[*]	Closed	Sale	[*]	39999
4800092	11343	[*]	Closed	Sale	[*]	40002
4800091	96	[*]	Closed	Sale	[*]	40005
4800128	177	[*]	Closed	Sale	[*]	40006
4800119	10329	[*]	Closed	Sale	[*]	40008
4800197	141	[*]	Closed	Sale	[*]	40009
4800191	471	[*]	Closed	Sale	[*]	40014
4800126	138	[*]	Closed	Sale	[*]	40016
4800124	12261	[*]	Closed	Sale	[*]	40020
4800306	69	[*]	Closed	Sale	[*]	40027
4800078	4756	[*]	Closed	Participation	[*]	40036
4800344	55	[*]	Closed	Sale	[*]	40040
4800201	11264	[*]	Closed	Sale	[*]	40041
4800083	98	[*]	Closed	Sale	[*]	40048
4800101	91	[*]	Closed	Sale	[*]	40051
4800368	13208	[*]	Closed	Sale	[*]	40052
4800354	12824	[*]	Closed	Sale	[*]	40062
4800333	12913	[*]	Closed	Sale	[*]	40065
4800041	4538	[*]	Closed	Sale	[*]	40083
4800348	1066	[*]	Closed	Sale	[*]	40083
4800291	12915	[*]	Closed	Sale	[*]	40088
4800061	4473	[*]	Closed	Sale	[*]	40094
4800393	12874	[*]	Closed	Sale	[*]	40102
4800331	12875	[*]	Closed	Sale	[*]	40103
4800370	13142	[*]	Closed	Sale	[*]	40105
4800395	13150 & 13151	[*]	Closed	Sale	[*]	40116
4800298	13624	[*]	Closed	Sale	[*]	40123
4800074	5728	[*]	Closed	Sale	[*]	40137
4800251	13671	[*]	Closed	Sale	[*]	40137
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800371	12917	[*]	Closed	Sale	[*]	40144
4800046	3460	[*]	Closed	Sale	[*]	40148
4800287	13623	[*]	Closed	Sale	[*]	40155
4800369	13128	[*]	Closed	Sale	[*]	40162
4800326	13780	[*]	Closed	Sale	[*]	40163
4800199	12918	[*]	Closed	Sale	[*]	40166
4800255	13641	[*]	Closed	Participation	[*]	40169
4800235	13385	[*]	Closed	Sale	[*]	40169
4800311	11788	[*]	Closed	Sale	[*]	40171
4800312	12951	[*]	Closed	Sale	[*]	40171
4800345	11786 & 12952	[*]	Closed	Sale	[*]	40171
4800261	12923	[*]	Closed	Sale	[*]	40173
4800410	13734	[*]	Closed	Participation	[*]	40175
4800394	14147	[*]	Closed	Sale	[*]	40192
4800258	12873	[*]	Closed	Sale	[*]	40194
4800233	12926	[*]	Closed	Sale	[*]	40194
4800232	12927	[*]	Closed	Sale	[*]	40199
4800231	12871	[*]	Closed	Sale	[*]	40206
4800234	12826	[*]	Closed	Sale	[*]	40210
4800391	13158	[*]	Closed	Sale	[*]	40215
4800392	13159	[*]	Closed	Sale	[*]	40215
4800328	13146	[*]	Closed	Sale	[*]	40221
4800264	13140	[*]	Closed	Sale	[*]	40222
4800194	12924	[*]	Closed	Sale	[*]	40223
4800192	12925	[*]	Closed	Sale	[*]	40230
4800045	7320	[*]	Closed	Sale	[*]	40234
4800347	3022	[*]	Closed	Sale	[*]	40236
4800189	13180	[*]	Closed	Sale	[*]	40237
4800273	13661	[*]	Closed	Participation	[*]	40237
4800037	3951	[*]	Closed	Sale	[*]	40243
4800353	14093	[*]	Closed	Sale	[*]	40244
4800289	13729	[*]	Closed	Sale	[*]	40254
4800181	12706	[*]	Closed	Participation	[*]	40254
4800141	11324	[*]	Closed	Sale	[*]	40254
4800230	12922	[*]	Closed	Sale	[*]	40255
4800097	2428	[*]	Closed	Sale	[*]	40265
4800027	3948	[*]	Closed	Sale	[*]	40269
4800237	13420	[*]	Closed	Sale	[*]	40274
4800029	6363	[*]	Closed	Sale	[*]	40281
4800030	6414	[*]	Closed	Sale	[*]	40281
4800296	13739	[*]	Closed	Sale	[*]	40281
4800268	13662	[*]	Closed	Participation	[*]	40282
4800271	13642	[*]	Closed	Participation	[*]	40287
4800411	13894	[*]	Closed	Participation	[*]	40289
4800254	13653	[*]	Closed	Participation	[*]	40289
4800024	3011	[*]	Closed	Sale	[*]	40290
4800156	12689	[*]	Closed	Participation	[*]	40290
4800338	13959	[*]	Closed	Sale	[*]	40290
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800372	13960	[*]	Closed	Sale	[*]	40294
4800336	13737	[*]	Closed	Sale	[*]	40294
4800065	4988	[*]	Closed	Sale	[*]	40294
4800301	13183	[*]	Closed	Sale	[*]	40296
4800294	13646	[*]	Closed	Participation	[*]	40296
4800260	13645	[*]	Closed	Participation	[*]	40303
4800158	12684	[*]	Closed	Participation	[*]	40303
4800327	13738	[*]	Closed	Sale	[*]	40303
4800337	13742	[*]	Closed	Sale	[*]	40304
4800373	13131	[*]	Closed	Sale	[*]	40309
4800151	12690	[*]	Closed	Participation	[*]	40310
4800303	2260	[*]	Closed	Sale	[*]	40310
4800355	13733	[*]	Closed	Participation	[*]	40312
4800252	13657	[*]	Closed	Participation	[*]	40317
4800267	13649	[*]	Closed	Participation	[*]	40318
4800304	13781	[*]	Closed	Sale	[*]	40318
4800020	4662	[*]	Closed	Sale	[*]	40322
4800051	2291	[*]	Closed	Sale	[*]	40322
4800152	12688	[*]	Closed	Participation	[*]	40322
4800203	13058	[*]	Closed	Sale	[*]	40323
4800076	5093	[*]	Closed	Sale	[*]	40326
4800010	3738	[*]	Closed	Sale	[*]	40326
4800146	12694	[*]	Closed	Participation	[*]	40326
4800243	12548	[*]	Closed	Sale	[*]	40326
4800008	3138	[*]	Closed	Sale	[*]	40326
4800038	2336	[*]	Closed	Sale	[*]	40330
4800157	12683	[*]	Closed	Sale	[*]	40331
4800246	3126	[*]	Closed	Sale	[*]	40332
4800118	4830	[*]	Closed	Sale	[*]	40337
4800293	13730	[*]	Closed	Sale	[*]	40338
4800006	1908	[*]	Closed	Participation	[*]	40338
4800150	12685	[*]	Closed	Participation	[*]	40338
4800200	13182	[*]	Closed	Participation	[*]	40340
4800257	12931	[*]	Closed	Sale	[*]	40340
4800125	12288	[*]	Closed	Sale	[*]	40340
4800183	12681	[*]	Closed	Participation	[*]	40343
4800262	13655	[*]	Closed	Participation	[*]	40345
4800082	5631	[*]	Closed	Sale	[*]	40347
4800275	13644	[*]	Closed	Participation	[*]	40350
4800034	5011	[*]	Closed	Participation	[*]	40351
4800102	5293	[*]	Closed	Sale	[*]	40352
4800330	13745	[*]	Closed	Sale	[*]	40353
4800247	3170	[*]	Closed	Sale	[*]	40354
4800187	13018	[*]	Closed	Sale	[*]	40354
4800044	4110	[*]	Closed	Sale	[*]	40357
4800018	6149	[*]	Closed	Sale	[*]	40360
4800250	5371	[*]	Closed	Sale	[*]	40360
4800049	6036	[*]	Open	Sale	[*]	40360
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800334	13945	[*]	Closed	Sale	[*]	40360
4800019	5666	[*]	Closed	Sale	[*]	40361
4800023	4226	[*]	Closed	Participation	[*]	40361
4800017	4247	[*]	Closed	Participation	[*]	40361
4800012	6400	[*]	Closed	Participation	[*]	40364
4800300	13184	[*]	Closed	Sale	[*]	40364
4800014	5025	[*]	Closed	Participation	[*]	40365
4800021	6046	[*]	Open	Sale	[*]	40366
4800026	6237	[*]	Open	Participation	[*]	40366
4800015	4225	[*]	Open	Participation	[*]	40366
4800161	12707	[*]	Open	Participation	[*]	40367
4800032	6228	[*]	Open	Participation	[*]	40368
4800390	12827	[*]	Open	Sale	[*]	40370
4800356	13209	[*]	Open	Sale	[*]	40370
4800149	12704	[*]	Open	Sale	[*]	40371
4800274	13654	[*]	Open	Participation	[*]	40371
4800043	6734	[*]	Open	Sale	[*]	40372
4800170	3234	[*]	Open	Sale	[*]	40372
4800202	13017	[*]	Open	Sale	[*]	40373
4800216	6762	[*]	Open	Sale	[*]	40373
4800028	5329	[*]	Open	Participation	[*]	40374
4800042	6406	[*]	Open	Sale	[*]	40375
4800168	12705	[*]	Open	Sale	[*]	40375
4800166	12682	[*]	Open	Participation	[*]	40378
4800153	12686	[*]	Open	Participation	[*]	40379
4800245	1934	[*]	Open	Sale	[*]	40379
4800159	12698	[*]	Open	Participation	[*]	40380
4800143	5648	[*]	Open	Sale	[*]	40380
4800155	12697	[*]	Open	Participation	[*]	40380
4800147	12695	[*]	Open	Participation	[*]	40382
4800148	12696	[*]	Open	Participation	[*]	40382
4800195	13020	[*]	Open	Participation	[*]	40382
4800207	4492	[*]	Open	Sale	[*]	40386
4800035	1295	[*]	Open	Participation	[*]	40387
4800229	12920	[*]	Open	Sale	[*]	40387
4800011	6447	[*]	Open	Sale	[*]	40387
4800040	4396	[*]	Open	Participation	[*]	40387
4800367	11563	[*]	Open	Sale	[*]	40388
4800084	2852	[*]	Open	Sale	[*]	40389
4800341	10769	[*]	Open	Sale	[*]	40392
4800110	7571	[*]	Open	Sale	[*]	40393
4800099	8383	[*]	Open	Sale	[*]	40393
4800144	8986	[*]	Open	Sale	[*]	40395
4800072	7179	[*]	Open	Sale	[*]	40395
4800127	8129	[*]	Open	Sale	[*]	40396
4800025	6372	[*]	Open	Participation	[*]	40396
4800169	9642	[*]	Open	Sale	[*]	40398
4800105	7399	[*]	Open	Sale	[*]	40399
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800009	6638	[*]	Open	Participation	[*]	40399
4800120	7115	[*]	Open	Sale	[*]	40400
4800133	4196	[*]	Open	Sale	[*]	40402
4800350	12265	[*]	Open	Sale	[*]	40408
4800179	8592	[*]	Open	Sale	[*]	40409
4800115	3543	[*]	Open	Sale	[*]	40409
4800047	4881	[*]	Open	Sale	[*]	40410
4800089	4061	[*]	Open	Sale	[*]	40413
4800121	6761	[*]	Open	Sale	[*]	40414
4800108	6439	[*]	Open	Sale	[*]	40415
4800123	8380	[*]	Open	Sale	[*]	40416
4800134	6312	[*]	Open	Sale	[*]	40416
4800096	4068	[*]	Open	Sale	[*]	40416
4800221	9044	[*]	Open	Sale	[*]	40417
4800071	5533	[*]	Open	Participation	[*]	40417
4800224	5927	[*]	Open	Sale	[*]	40417
4800137	11457	[*]	Open	Sale	[*]	40418
4800176	12687	[*]	Open	Participation	[*]	40419
4800209	7666	[*]	Open	Sale	[*]	40420
4800066	8527	[*]	Open	Sale	[*]	40422
4800048	8990	[*]	Open	Participation	[*]	40423
4800329	13731	[*]	Open	Sale	[*]	40426
4800069	6484	[*]	Closed	Sale	[*]	40428
4800172	2400	[*]	Open	Sale	[*]	40429
4800290	12888	[*]	Open	Sale	[*]	40430
4800085	8098	[*]	Open	Sale	[*]	40430
4800266	8223	[*]	Open	Sale	[*]	40431
4800360	4549	[*]	Open	Sale	[*]	40435
4800145	8442	[*]	Open	Sale	[*]	40436
4800173	7946	[*]	Open	Sale	[*]	40436
4800405	11274	[*]	Open	Sale	[*]	40436
4800016	5281	[*]	Open	Sale	[*]	40437
4800242	11735	[*]	Open	Sale	[*]	40438
4800116	8722	[*]	Open	Sale	[*]	40438
4800210	7806	[*]	Open	Sale	[*]	40438
4800265	13658	[*]	Open	Participation	[*]	40439
4800241	11497	[*]	Open	Sale	[*]	40441
4800138	5754	[*]	Open	Sale	[*]	40442
4800139	5755	[*]	Open	Sale	[*]	40442
4800205	9549	[*]	Open	Sale	[*]	40444
4800206	3959	[*]	Open	Sale	[*]	40444
4800122	9763	[*]	Open	Sale	[*]	40445
4800093	8263	[*]	Open	Sale	[*]	40446
4800031	5121	[*]	Open	Sale	[*]	40448
4800174	3900	[*]	Open	Sale	[*]	40449
4800130	7050	[*]	Open	Sale	[*]	40449
4800059	7756	[*]	Open	Sale	[*]	40449
4800111	7412	[*]	Open	Sale	[*]	40451
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800075	4279	[*]	Open	Sale	[*]	40451
4800067	9758	[*]	Open	Sale	[*]	40451
4800238	12882	[*]	Open	Sale	[*]	40452
4800364	3859	[*]	Open	Sale	[*]	40452
4800272	13659	[*]	Open	Participation	[*]	40453
4800182	12692	[*]	Open	Participation	[*]	40453
4800109	5705	[*]	Open	Sale	[*]	40455
4800103	5685 & 8818	[*]	Open	Sale	[*]	40455
4800140	10624	[*]	Open	Sale	[*]	40456
4800100	1427	[*]	Open	Sale	[*]	40456
4800060	6937	[*]	Open	Sale	[*]	40458
4800079	4525	[*]	Open	Sale	[*]	40459
4800164	10313	[*]	Open	Sale	[*]	40459
4800302	4461	[*]	Open	Sale	[*]	40459
4800376	13585	[*]	Open	Sale	[*]	40459
4800219	9795	[*]	Open	Sale	[*]	40462
4800090	10430	[*]	Open	Sale	[*]	40462
4800186	13059	[*]	Open	Sale	[*]	40462
4800225	6027	[*]	Open	Sale	[*]	40463
4800314	7319	[*]	Open	Sale	[*]	40464
4800248	9506	[*]	Open	Sale	[*]	40466
4800171	5725	[*]	Open	Sale	[*]	40466
4800208	9064	[*]	Open	Sale	[*]	40466
4800052	4719	[*]	Open	Sale	[*]	40467
4800088	3321	[*]	Open	Sale	[*]	40471
4800288	12778	[*]	Open	Sale	[*]	40471
4800193	12828	[*]	Open	Sale	[*]	40472
4800081	4056	[*]	Open	Sale	[*]	40472
4800332	13958	[*]	Open	Sale	[*]	40474
4800259	13643	[*]	Open	Participation	[*]	40474
4800165	5507	[*]	Open	Sale	[*]	40475
4800154	8194	[*]	Open	Sale	[*]	40477
4800388	13807	[*]	Open	Sale	[*]	40477
4800178	10668	[*]	Open	Sale	[*]	40477
4800212	11731	[*]	Open	Sale	[*]	40478
4800222	10563	[*]	Open	Sale	[*]	40479
4800375	1428	[*]	Open	Sale	[*]	40484
4800322	12775	[*]	Open	Sale	[*]	40484
4800005	5503	[*]	Open	Participation	[*]	40487
4800136	6035	[*]	Open	Sale	[*]	40487
4800277	13660	[*]	Open	Participation	[*]	40488
4800039	2744	[*]	Open	Participation	[*]	40489
4800297	13651	[*]	Open	Participation	[*]	40489
4800299	13647	[*]	Open	Participation	[*]	40489
4800253	9683	[*]	Open	Sale	[*]	40491
4800007	6273	[*]	Open	Sale	[*]	40492
4800098	7363	[*]	Open	Sale	[*]	40493
4800004	6268	[*]	Open	Participation	[*]	40494
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800270	13656	[*]	Open	Participation	[*]	40496
4800086	10739	[*]	Open	Sale	[*]	40497
4800269	13650	[*]	Open	Participation	[*]	40497
4800094	10700	[*]	Open	Sale	[*]	40500
4800135	6912	[*]	Open	Sale	[*]	40500
4800321	12099	[*]	Open	Sale	[*]	40500
4800240	11111	[*]	Open	Sale	[*]	40501
4800316	12912	[*]	Open	Sale	[*]	40502
4800281	11655	[*]	Open	Sale	[*]	40505
4800064	6207	[*]	Open	Sale	[*]	40509
4800280	11719	[*]	Open	Sale	[*]	40510
4800106	11437 & 11440	[*]	Open	Sale	[*]	40511
4800295	13778	[*]	Open	Participation	[*]	40514
4800228	9198	[*]	Open	Sale	[*]	40515
4800184	6351	[*]	Open	Sale	[*]	40518
4800077	3006	[*]	Open	Sale	[*]	40518
4800175	5474	[*]	Open	Sale	[*]	40522
4800204	10941	[*]	Open	Sale	[*]	40522
4800068	7592	[*]	Open	Sale	[*]	40530
4800211	10704	[*]	Open	Sale	[*]	40534
4800062	3684	[*]	Open	Sale	[*]	40535
4800196	11258	[*]	Open	Sale	[*]	40539
4800239	4109	[*]	Open	Sale	[*]	40539
4800223	8522	[*]	Open	Sale	[*]	40540
4800363	4783	[*]	Open	Sale	[*]	40541
4800317	12735	[*]	Open	Sale	[*]	40542
4800198	8863	[*]	Open	Sale	[*]	40545
4800218	11239	[*]	Open	Sale	[*]	40548
4800406	12221	[*]	Open	Sale	[*]	40548
4800220	6875	[*]	Open	Sale	[*]	40549
4800263	13398	[*]	Open	Sale	[*]	40549
4800285	11453	[*]	Open	Sale	[*]	40550
4800305	2420	[*]	Open	Sale	[*]	40550
4800377	12675	[*]	Open	Sale	[*]	40550
4800217	2269	[*]	Open	Sale	[*]	40554
4800397	13603	[*]	Open	Sale	[*]	40556
4800282	12486	[*]	Open	Sale	[*]	40557
4800315	7688	[*]	Open	Sale	[*]	40560
4800053	5901	[*]	Open	Participation	[*]	40561
4800320	10987	[*]	Open	Sale	[*]	40562
4800226	11681	[*]	Open	Sale	[*]	40562
4800095	11603	[*]	Open	Sale	[*]	40563
4800256	8114	[*]	Open	Sale	[*]	40563
4800249	12792	[*]	Open	Sale	[*]	40563
4800286	12038	[*]	Open	Sale	[*]	40564
4800276	12862	[*]	Open	Sale	[*]	40567
4800278	13230	[*]	Open	Sale	[*]	40567
4800283	12588	[*]	Open	Sale	[*]	40568
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800244	10864 & 11718	[*]	Open	Sale	[*]	40569
4800310	13988	[*]	Open	Sale	[*]	40569
4800227	12774	[*]	Open	Sale	[*]	40569
4800279	12901	[*]	Open	Sale	[*]	40569
4800236	13002	[*]	Open	Sale	[*]	40570
4800284	12506	[*]	Open	Sale	[*]	40576
4800362	4459	[*]	Open	Sale	[*]	40577
4800346	8834	[*]	Open	Sale	[*]	40578
4800292	12950	[*]	Open	Sale	[*]	40578
4800318	13022	[*]	Open	Sale	[*]	40578
4800408	11644	[*]	Open	Sale	[*]	40583
4800382	10745	[*]	Open	Sale	[*]	40583
4800379	13515	[*]	Open	Sale	[*]	40583
4800323	12793	[*]	Open	Sale	[*]	40584
4800319	12167	[*]	Open	Sale	[*]	40585
4800384	12358	[*]	Open	Sale	[*]	40585
4800349	5362	[*]	Open	Sale	[*]	40585
4800366	13751	[*]	Open	Sale	[*]	40586
4800215	5540	[*]	Open	Sale	[*]	40588
4800399	12713	[*]	Open	Sale	[*]	40590
4800309	7605	[*]	Open	Sale	[*]	40591
4800396	13836	[*]	Open	Sale	[*]	40591
4800387	13541	[*]	Open	Sale	[*]	40591
4800365	13459	[*]	Open	Sale	[*]	40593
4800340	11782	[*]	Open	Sale	[*]	40593
4800386	14319	[*]	Open	Sale	[*]	40593
4800308	13652	[*]	Open	Sale	[*]	40593
4800342	13687	[*]	Open	Sale	[*]	40593
4800402	11086	[*]	Open	Sale	[*]	40596
4800343	13989	[*]	Open	Sale	[*]	40598
4800214	2019	[*]	Open	Sale	[*]	40598
4800398	14090	[*]	Open	Sale	[*]	40600
4800307	4803	[*]	Open	Sale	[*]	40600
4800357	9237	[*]	Open	Sale	[*]	40600
4800389	14027	[*]	Open	Sale	[*]	40602
4800383	10972	[*]	Open	Sale	[*]	40602
4800359	13930	[*]	Open	Sale	[*]	40604
4800409	12359	[*]	Open	Sale	[*]	40605
4800335	13942	[*]	Open	Sale	[*]	40605
4800385	12163	[*]	Open	Sale	[*]	40608
4800374	13612	[*]	Open	Sale	[*]	40610
4800381	13072	[*]	Open	Sale	[*]	40611
4800412	10985	[*]	Open	Sale	[*]	40616
4800407	10611	[*]	Open	Sale	[*]	40616
4800413	13629	[*]	Open	Sale	[*]	40624
4800401	9419	[*]	Open	Sale	[*]	40625
4800403	14240	[*]	Open	Sale	[*]	40630
4800352	13975	[*]	Open	Sale	[*]	40633
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Imp ID	Loan	Status	Part	Rate	Mat
4800013	5131	[*]	Open	Participation	[*]	40649
4800339	12368	[*]	Open	Sale	[*]	40666
4800378	7550	[*]	Open	Sale	[*]	40673
4800324	8687	[*]	Open	Sale	[*]	40682
4800380	13976	[*]	Open	Sale	[*]	40686
4800022	6271	[*]	Open	Sale	[*]	40686
4800400	9693	[*]	Open	Sale	[*]	40686
4800063	6944	[*]	Open	Sale	[*]	40697
4800351	5887	[*]	Open	Sale	[*]	40716
4800163	10464	[*]	Open	Sale	[*]	40734
4800213	10103	[*]	Open	Sale	[*]	40743
4800177	11608	[*]	Open	Sale	[*]	40760

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 8.01
Cash Management Bank and Collection Account

Bank
Account Number
Account Name	Imperial PFC Financing, LLC
Type of Account	Collection
Bank
Account Number
Account Name	Imperial PFC Financing, LLC
Type of Account	Collection

EXHIBIT A
Form of Security Agreement
[see attached]

Execution copy
PLEDGE AND SECURITY AGREEMENT
     PLEDGE AND SECURITY AGREEMENT, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Agreement”), made by Imperial PFC Financing, LLC, an Illinois limited liability company (the “Grantor”), in favor of Lexington Insurance Company, a Delaware property and casualty insurance company (the “Secured Party”).
WITNESSETH:
     WHEREAS, the Grantor, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Lenders (“Ableco”), entered into a Financing Agreement, dated as of August 7, 2008 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”), under which the Lenders agreed to extend credit to the Grantor on the terms specified therein;
     WHEREAS, the Grantor and the Secured Party are parties to an Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Settlement Agreement”);
     WHEREAS, pursuant to the Settlement Agreement, the Secured Party has agreed to pay, at the direction and for the benefit of the Grantor, the “Settlement Amount” (as defined in the Settlement Agreement) to Ableco in full satisfaction of all amounts owed by the Grantor to Ableco under the Financing Agreement and all other “Loan Documents” (as defined in the Financing Agreement);
     WHEREAS, pursuant to the Settlement Agreement, the Grantor has agreed to reimburse the Secured Party for the payment of such Settlement Amount plus accrued interest thereon, all on the terms set forth in the Settlement Agreement;
     WHEREAS, it is a condition precedent to the Secured Party paying the Settlement Amount to Ableco pursuant to the Settlement Agreement that the Grantor shall have executed and delivered to the Secured Party a pledge to the Secured Party and a grant to the Secured Party of (a) a security interest in and Lien on the outstanding shares of “Equity Interests” (as defined in the Settlement Agreement”) and indebtedness from time to time owned by the Grantor of each Person now or hereafter existing and in which the Grantor has any interest at any time, and (b) a security interest in all other personal property and fixtures of the Grantor; and
     WHEREAS, the Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, the Grantor.
     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Party to pay the Settlement Amount to Ableco pursuant to the Settlement Agreement, the Grantor agrees with the Secured Party, as follows:
     SECTION 1. Definitions.
          (a) Reference is hereby made to the Settlement Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement and the recitals hereto which are defined in the Settlement Agreement or in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as provided herein or as the Secured Party may otherwise determine.
          (b) The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Security Account”, “Software” and “Supporting Obligations”.
          (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:
          “Additional Collateral” has the meaning specified therefor in Section 4(a)(i) hereof.
          “Certificated Entities” has the meaning specified therefor in Section 5(m) hereof.
          “Existing Issuer” has the meaning specified therefor in the definition of the term “Pledged Shares”.
          “Intellectual Property” means all U.S. and non-U.S. (i) published and unpublished works of authorship (including, without limitation, computer software), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof, including, without limitation, all copyright registrations and applications listed in Schedule II hereto (collectively, “Copyrights”); (ii) inventions, discoveries, ideas and all patents, registrations, and applications therefor, including, without limitation, divisions, continuations, continuations-in-part and renewal applications, and all renewals, extensions and reissues, including, without limitation, all patents and patent applications listed in Schedule II hereto (collectively, “Patents”); (iii) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for all of the foregoing, and all goodwill associated therewith and symbolized thereby, and all extensions, modifications and renewals of the same, including, without limitation, all trademark registrations and applications listed in Schedule II hereto (collectively, “Trademarks”); (iv) confidential and proprietary information, trade secrets and know-how, including, without limitation, processes, schematics, databases, formulae, drawings, prototypes, models, designs and customer lists; and (v) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including, without limitation, rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).
          “Pledged Debt” means the indebtedness described in Schedule VII hereto and all indebtedness from time to time owned or acquired by the Grantor, the promissory notes and other Instruments evidencing any or all of such indebtedness, and all interest, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, other equity interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

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          “Pledged Interests” means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.
          “Pledged Issuer” has the meaning specified therefor in the definition of the term “Pledged Shares”.
          “Pledged Shares” means (a) the shares of Equity Interests described in Schedule VIII hereto, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, issued by the Persons described in such Schedule VIII (the “Existing Issuers”), (b) the shares of Equity Interests at any time and from time to time acquired by the Grantor of any and all Persons now or hereafter existing (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the “Pledged Issuers” and each individually as a “Pledged Issuer”), whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, and (c) the certificates representing such shares of Equity Interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, other equity interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of indebtedness and all other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
          “Secured Obligations” has the meaning specified therefor in Section 3 hereof.
     SECTION 2. Grant of Security Interest. As collateral security for the payment, performance and observance of all of the Secured Obligations, the Grantor hereby pledges and assigns to the Secured Party (and its agents and designees), and grants to the Secured Party (and its agents and designees) a continuing security interest in, all personal property and Fixtures of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the “Collateral”):
          (a) all Accounts;
          (b) all Chattel Paper (whether tangible or electronic);
          (c) the Commercial Tort Claims specified on Schedule VI hereto;
          (d) all Deposit Accounts, all cash, and all other property from time to me deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of the Grantor or any affiliate, representative, agent or correspondent of the Grantor;
          (e) all Documents;
          (f) all General Intangibles (including, without limitation, all Payment Intangibles and Intellectual Property);
          (g) all Goods, including, without limitation, all Equipment, Fixtures and Inventory;
          (h) all Instruments (including, without limitation, Promissory Notes);
          (i) all Investment Property;

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          (j) all Letter-of-Credit Rights;
          (k) all Pledged Interests;
          (l) all Supporting Obligations;
          (m) all Insurance Premium Loans;
          (n) all other tangible and intangible personal property of the Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Grantor described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of the Grantor or any other Person from time to time acting for the Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and
          (o) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;
in each case, whether now owned or hereafter acquired by the Grantor and howsoever the Grantor’s interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).
Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and the Grantor is not pledging, nor granting a security interest hereunder in, any of the Grantor’s right, title or interest in any license, contract or agreement to which the Grantor is a party as of the date hereof or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement on the date hereof result in a breach of the terms of, or constitute a default under, such license, contract or agreement (other than to the extent that any such term (i) has been waived or (ii) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and the Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Secured Party’s unconditional continuing security interest in and liens upon any rights or interests of the Grantor in or to the proceeds of, or any monies due or to become due under, any such license, contract or agreement.
     SECTION 3. Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Secured Obligations”):
          (a) the prompt payment by the Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Settlement Agreement and/or the other Settlement Documents, including, without limitation, (i) all Obligations and (ii) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Settlement

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Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Credit Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and
          (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Settlement Documents.
     SECTION 4. Delivery of the Pledged Interests.
          (a) (i) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Secured Party on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Secured Party pursuant to the terms of this Agreement or the Settlement Agreement (the “Additional Collateral”) shall be delivered to the Secured Party promptly upon, but in any event within five (5) days of, receipt thereof by or on behalf of the Grantor. All such promissory notes, certificates and Instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Secured Party. If any Pledged Interests consists of uncertificated securities, unless the immediately following sentence is applicable thereto, the Grantor shall cause the Secured Party (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Secured Party with respect to such securities without further consent by the Grantor. If any Pledged Interests consists of security entitlements, the Grantor shall transfer such security entitlements to the Secured Party (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Secured Party without further consent by the Grantor.
               (ii) Within five (5) days of the receipt by the Grantor of any Additional Collateral, a Pledge Amendment, duly executed by the Grantor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”), shall be delivered to the Secured Party, in respect of the Additional Collateral that must be pledged pursuant to this Agreement and the Settlement Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VII and VIII hereto. The Grantor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or Instruments listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Interests and the Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.
          (b) If the Grantor shall receive, by virtue of the Grantor’s being or having been an owner of any Pledged Interests, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Grantor shall receive such stock certificate, promissory note,

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Instrument, option, right, payment or distribution in trust for the benefit of the Secured Party, shall segregate it from the Grantor’s other property and shall deliver it forthwith to the Secured Party, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Secured Party as Pledged Interests and as further collateral security for the Secured Obligations.
     SECTION 5. Representations and Warranties. The Grantor represents and warrants as follows:
          (a) Schedule I hereto sets forth (i) the exact legal name of the Grantor, (ii) the state or jurisdiction of organization of the Grantor, (iii) the type of organization of the Grantor and (iv) the organizational identification number of the Grantor or states that no such organizational identification number exists.
          (b) This Agreement is, and each other Settlement Document to which the Grantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity.
          (c) There is no pending or, to the knowledge of the Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or any arbitrator, that, if adversely determined, may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Secured Party of any of its rights or remedies hereunder.
          (d) All Collateral now existing is, and all Collateral hereafter existing will be, located at the addresses specified therefor in Schedule III hereto. The Grantor’s chief place of business and chief executive office, the place where the Grantor keeps its Records concerning Accounts, Insurance Premium Loans and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of the Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by the Grantor and (ii) the name of, and each trade name used by, each Person from which the Grantor has acquired any substantial part of the Collateral within five (5) years of the date hereof.
          (e) (i) The Grantor owns and controls, or otherwise possesses adequate rights to use, all Intellectual Property necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all issued, registered, renewed, applied-for or otherwise material Intellectual Property owned or used by the Grantor as of the date hereof. All such Intellectual Property is valid, subsisting and enforceable, and none of such Intellectual Property has been abandoned in whole or in part and is not subject to any outstanding order, judgment or decree restricting its use in any material respect or adversely affecting the Grantor’s rights thereto in any material respect. Except as set forth in Schedule II hereto, no such Intellectual Property is the subject of any licensing or franchising agreement.

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               (ii) The Grantor is not violating and the Grantor has not received a written notice that it has violated any Intellectual Property rights. There are no suits, actions, reissues, reexaminations, public protests, interferences, arbitrations, mediations, oppositions, cancellations, Internet domain name dispute resolutions or other proceedings (collectively, “Suits”) pending, decided, or, to the Grantor’s knowledge, threatened or asserted, concerning any claim or position that the Grantor or any of its indemnitees have violated any Intellectual Property rights. There are no Suits or claims pending, decided, threatened or asserted concerning the Intellectual Property owned or controlled by the Grantor, and, to the Grantor’s knowledge, no valid basis for any such Suits or claims exists.
          (f) The Existing Issuers set forth in Schedule VIII identified as a Subsidiary of the Grantor are the Grantor’s only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VIII hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of Equity Interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.
          (g) The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity.
          (h) The Grantor is and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed to perfect or protect any Permitted Lien.
          (i) The exercise by the Secured Party of any of its rights and remedies hereunder will not contravene any Requirement of Law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.
          (j) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the due execution, delivery and performance by the Grantor of this Agreement, (ii) the grant by the Grantor of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Secured Party of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (C) the Secured Party’s having possession of all Documents, Chattel Paper, Instruments and cash constituting

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Collateral (subclauses (A), (B) and (C), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).
          (k) This Agreement creates a legal, valid and enforceable security interest in favor of the Secured Party in the Collateral, as security for the Secured Obligations. The Perfection Requirements result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject in priority only to the Permitted Liens that, pursuant to the definition of the term “Permitted Liens”, are not prohibited from being prior to the Liens in favor of the Secured Party. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the Secured Party’s having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral after the date hereof, (ii) the Secured Party’s having control of all Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights constituting Collateral after the date hereof, and (iii) the other filings and recordations and actions described in Section 5(j) hereof.
          (l) As of the date hereof, the Grantor does not hold any Commercial Tort Claims or is not aware of any such pending claims, except for such claims described in Schedule VI.
          (m) The Grantor has irrevocably opted into Article 8 of the Uniform Commercial Code (collectively, the “Certificated Entities”). Such interests are securities for purposes of Article 8 of any relevant Uniform Commercial Code.
     SECTION 6. Covenants as to the Collateral. So long as any of the Secured Obligations (whether or not due) shall remain unpaid, unless the Secured Party shall otherwise consent in writing:
          (a) Further Assurances. The Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or reasonably desirable or that the Secured Party may request in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and Instruments and, at the request of the Secured Party, all of its Records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Chattel Paper, Instrument or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Secured Party such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party, (C) executing and filing (to the extent, if any, that the Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to Intellectual Property hereafter existing and not covered by an appropriate security interest grant, executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Secured Party may request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Secured Party irrevocable proxies in respect of the Pledged Interests, (F) furnishing to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail, (G) if any Collateral shall be in the possession of a third party, notifying such Person of the Secured Party’s security interest created hereby and obtaining a written agreement, in form and substance reasonably satisfactory to the Secured Party, providing access to such Collateral in order to remove such

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Collateral from such premises during an Event of Default and acknowledging that such Person holds possession of the Collateral for the benefit of the Secured Party, (H) if at any time after the date hereof, the Grantor acquires or holds any Commercial Tort Claim, immediately notifying the Secured Party in a writing signed by the Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Secured Party a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance reasonably satisfactory to the Secured Party, and (I) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. The Grantor shall not take or fail to take any action which would in any manner impair the validity or enforceability of the Secured Party’s security interest in and Lien on any Collateral.
          (b) Taxes, Etc. The Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent otherwise provided in the Settlement Agreement.
          (c) Insurance. The Grantor will, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms of the Settlement Agreement. The Grantor will, if so requested by the Secured Party, deliver to the Secured Party original or duplicate insurance policies and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Secured Party, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.
          (d) Provisions Concerning the Insurance Premium Loans. The Grantor will, except as otherwise provided in this subsection (d), continue to collect, at its own expense, all amounts due or to become due under the Insurance Premium Loans. In connection with such collections, the Grantor may (and, at the Secured Party’s direction, will) take such action as the Grantor (or, if applicable, the Secured Party) may reasonably deem necessary or advisable to enforce collection or performance of the Insurance Premium Loans; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Premium Finance Borrower or obligors under any Insurance Premium Loans of the assignment of such Insurance Premium Loans to the Secured Party and to direct such Premium Finance Borrower or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party or its designated agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Insurance Premium Loans and to adjust, settle or compromise the amount or payment thereof, in the same trimmer and to the same extent as the Grantor might have done. After receipt by the Grantor of a notice from the Secured Party that the Secured Party has notified, intends to notify, or has enforced or intends to enforce the Grantor’s rights against the Premium Finance Borrower or obligors under any Insurance Premium Loans as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by the Grantor in respect of the Insurance Premium Loans shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (x) credited to the Collection Account so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as specified in Section 9(d) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Insurance Premium Loan or release wholly or partly any Premium Finance Borrower or obligor thereof or allow any credit or discount thereon. The Secured Party may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which the Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Insurance Premium Loan to send

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immediately to the Secured Party or its designated agent by wire transfer (to such account as the Secured Party shall specify, or in such other manner as the Secured Party shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Secured Party or its designated agent shall (in the sole and absolute discretion of the Secured Party) be held as additional Collateral for the Secured Obligations or distributed in accordance with Section 9 hereof.
          (e) Provisions Concerning the Pledged Interests. The Grantor will:
               (i) at the Grantor’s expense, promptly deliver to the Secured Party a copy of each notice or other communication received by it in respect of the Pledged Interests;
               (ii) at the Grantor’s expense, defend the Secured Party’s right, title and security interest in and to the Pledged Interests against the claims of any Person;
               (iii) not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Settlement Documents; and
               (iv) not permit the issuance of (A) any additional shares of any class of Equity Interests of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests.
          (f) Transfers and Other Liens.
               (i) Except to the extent expressly permitted by Section 7.02(c) of the Settlement Agreement, the Grantor will not sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.
               (ii) Except to the extent expressly permitted by Section 7.02(a) of the Settlement Agreement, the Grantor will not create, suffer to exist or grant any Lien upon or with respect to any Collateral.
          (g) Intellectual Property.
               (i) The Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark used in the conduct of the Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of U.S. or non-U.S. registration to the extent necessary to establish and preserve its rights under applicable law, and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.
               (ii) The Grantor shall notify the Secured Party promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any final materially adverse determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding the Grantor’s ownership of any Intellectual Property, its right to register the same, or its right to keep and maintain the same.

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               (iii) In the event that the Grantor (A) files an application or registration for any Intellectual Property with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, either itself or through any agent, employee, licensee or designee or (B) obtains rights to or develops any new Intellectual Property or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing Intellectual Property, whether pursuant to any license or otherwise, the provisions of Section 2 hereof shall automatically apply thereto, and the Grantor shall give to the Secured Party prompt notice thereof, and, upon request of the Secured Party, execute and deliver any and all agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party’s security interest in such Intellectual Property, and Grantor hereby appoints the Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.
               (iv) The Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to the Intellectual Property of the Grantor (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is used in the conduct of the Grantor’s business as conducted or proposed to be conducted, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
               (v) In the event that the Grantor has reason to believe that any Collateral consisting of Intellectual Property used in the conduct of the Grantor’s business has been infringed, misappropriated or diluted by a third party, the Grantor shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral and promptly shall notify the Secured Party of the initiation of such suit.
               (vi) Upon and during the continuance of an Event of Default, (A) the Grantor shall not abandon or otherwise permit any Intellectual Property to become invalid and (B) the Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each license that constitutes Collateral owned by the Grantor to effect the assignment of all the Grantor’s right, title and interest thereunder to the Secured Party or its designee.
               (vii) The Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party’s security interest hereunder in such Intellectual Property and the General Intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby appoints the Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.
          (h) Deposit, Commodities and Securities Accounts. On or prior to the date hereof, the Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Secured Party (or its designee) a control agreement, in form and substance satisfactory to the Secured Party, duly executed by the Grantor and such bank or financial

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institution, or enter into other arrangements in form and substance satisfactory to the Secured Party, pursuant to which such institution shall irrevocably agree, among other things, that (i) it will comply at any time with the instructions originated by the Secured Party (or its designee) to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of the Grantor, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of the Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Secured Party (or its designee), (iii) any right of set off, banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Secured Party (or its designee) and (iv) upon receipt of written notice from the Secured Party during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Secured Party (or its designee) by wire transfer (to such account as the Secured Party (or its designee) shall specify, or in such other manner as the Secured Party shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Without the prior written consent of the Secured Party, the Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto.
          (i) Control. The Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Secured Party may request in order for the Secured Party to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper and (iii) Investment Property. The Grantor hereby acknowledges and agrees that any agent or designee of the Secured Party shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.
          (j) Records; Inspection and Reporting.
               (i) The Grantor shall keep reasonably adequate records concerning the Accounts, Insurance Premium Loans, Chattel Paper and Pledged Interests. The Grantor shall permit the Secured Party or any representatives or agents of the Secured Party or such professionals or other Persons as the Secured Party may designate (A) to examine and make copies of and abstracts from the Grantor’s books and records during normal business hours, and, unless an Event of Default has occurred and is continuing, upon reasonable prior notice, (B) to visit and inspect its properties during normal business hours, and, unless an Event of Default has occurred and is continuing, upon reasonable prior notice, (C) to verify materials, leases, notes, Accounts, Insurance Premium Loans and other assets of the Grantor from time to time, (D) to conduct audits, physical counts, appraisals and/or valuations or examinations at the locations of the Grantor and (E) to discuss the Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case, as provided in the Settlement Agreement.
               (ii) Except as otherwise expressly permitted by Section 7.02(k)(iii) of the Settlement Agreement, the Grantor shall not, without the prior written consent of the Secured Party, change (A) its name, identity or organizational structure, (B) its jurisdiction of incorporation or organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto. The Grantor shall immediately notify the Secured Party upon obtaining an organizational identification number, if on the date hereof the Grantor did not have such identification number.
          (k) Partnership and Limited Liability Company Interest. Each interest in any limited liability company or partnership controlled by the Grantor and pledged hereunder shall be (i) represented by a certificate, (ii) deemed a “security” within the meaning of Article 8 of the UCC and (iii) governed by Article 8 of the UCC.

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     SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.
          (a) So long as no Event of Default shall have occurred and be continuing:
               (i) the Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement, the Settlement Agreement or the other Settlement Documents; provided, however, that (A) the Grantor will give the Secured Party at least five (5) Business Days written notice of the trimmer in which it intends to exercise, or the reasons for refraining from exercising, any such right that could reasonably be expected to adversely affect in any material respect the value, liquidity or marketability of any Collateral or the creation, perfection and priority of the Secured Party’s Lien; and (B) the Grantor will not exercise or refrain from exercising any such right, as the case may be, if the Secured Party gives the Grantor written notice that, in the Secured Party’s reasonable business judgment, such action (or inaction) could reasonably be expected to adversely affect in any material respect the value, liquidity or marketability of any Collateral or the creation, perfection and priority of the Secured Party’s Lien; and
               (ii) the Grantor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Settlement Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Settlement Agreement, shall be, and shall forthwith be delivered to the Secured Party to hold as Pledged Interests and shall, if received by the Grantor, be received in trust for the benefit of the Secured Party, shall be segregated from the other property or funds of the Grantor, and shall be forthwith delivered to the Secured Party in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Secured Party as Pledged Interests and as further collateral security for the Secured Obligations; and
               (iii) the Secured Party will execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.
          (b) Upon the occurrence and during the continuance of an Event of Default:
               (i) all rights of the Gran or to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments;
               (ii) the Secured Party is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Secured Party (or its designee) and may collect any and all moneys due or to become due to the Grantor in respect of the Pledged Debt, and the Grantor hereby

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authorizes each such debtor to make such payment directly to the Secured Party (or its designee) without any duty of inquiry;
               (iii) without limiting the generality of the foregoing, the Secured Party may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may reasonably determine; and
               (iv) all dividends, distributions, interest and other payments that are received by the Grantor contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Grantor, and shall be forthwith paid over to the Secured Party as Pledged Interests in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Secured Party as Pledged Interests and as further collateral security for the Secured Obligations.
     SECTION 8. Additional Provisions Concerning the Collateral.
          (a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, the Grantor hereby (i) authorizes the Secured Party to execute any such agreements, instruments or other documents in the Grantor’s name and to file such agreements, instruments or other documents in the Grantor’s name and in any appropriate filing office, (ii) authorizes the Secured Party, at any time and from time to time, to file one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Secured Party may determine, regardless of whether any particular asset of the Grantor falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of the Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor) and (iii) ratifies such authorization to the extent that the Secured Party has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
          (b) The Grantor hereby irrevocably appoints the Secured Party as its attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party’s discretion after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to the Settlement Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse,

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and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Secured Party with respect to any Collateral, (vi) to execute assignments, licenses and other documents to enforce the rights of the Secured Party with respect to any Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, and such payments made by the Secured Party to become Obligations of the Grantor to the Secured Party, due and payable immediately without demand, and (viii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral. This power is coupled with an interest and is irrevocable until the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each of the Settlement Documents.
          (c) For the purpose of enabling the Secured Party to exercise rights and remedies hereunder, at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantor hereby (i) grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; and (ii) assigns to the Secured Party, to the extent assignable, all of its rights to any Intellectual Property now or hereafter licensed or used by the Grantor. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Settlement Agreement that limit the right of the Grantor to dispose of its property and Section 6(g) hereof, so long as no Event of Default shall have occurred and be continuing, the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Secured Party shall from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in the Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this subsection (c) as to any Intellectual Property). Further, upon the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each of the Settlement Documents, the Secured Party (subject to Section 13(e) hereof) shall release and reassign to the Grantor all of the Secured Party’s right, title and interest in and to the Intellectual Property, all without recourse, representation or warranty whatsoever and at the Grantor’s sole expense. The exercise of rights and remedies hereunder by the Secured Party shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the second sentence of this subsection (c). The Grantor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein other than actions taken or omitted to be taken through the Secured Party’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.
          (d) If the Grantor fails to perform any agreement or obligation contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Secured Party, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor pursuant to Section 10 hereof and shall be secured by the Collateral.

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          (e) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to the Grantor (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters. The Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.
          (f) The Secured Party may at any time in its discretion (i) without notice to the Grantor, transfer or register in the name of the Secured Party or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of the Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.
     SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:
          (a) The Secured Party may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is reasonably convenient to both parties, and the Secured Party may enter into and occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices, at any exchange or broker’s board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) Business Days’ prior written notice to the Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale or other

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disposition of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that the Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. The Grantor hereby acknowledges that (i) any such sale of the Collateral by the Secured Party shall be made without warranty, (ii) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) the Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Secured Party and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon written notice to the Grantor from the Secured Party, the Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Secured Party may, at any time and from time to time, upon five (5) Business Days’ prior written notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (iii) the Secured Party may, at any time, pursuant to the authority granted in Section 8 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of the Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.
          (b) In the event that the Secured Party determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, the Grantor will, at the Grantor’s expense and upon request by the Secured Party: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Secured Party, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Secured Party, (iii) cause each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law. The Grantor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of the failure by the Grantor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if the Grantor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Interests on the date the Secured Party demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release the Grantor from any of its obligations under any of the other Settlement Documents.

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          (c) Notwithstanding the provisions of Section 9(b) hereof, the Grantor recognizes that the Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Secured Party may, in such event, bid for the purchase of such securities.
          (d) Any cash held by the Secured Party (or its agent or designee) as Collateral and all Cash Proceeds received by the Secured Party (or its agent or designee) in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 10 hereof) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in such order as the Secured Party shall elect, consistent with the provisions of the Settlement Agreement. Any surplus of such cash or Cash Proceeds held by the Secured Party (or its agent or designee) and remaining after the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each of the Settlement Documents, shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.
          (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Settlement Document for interest on the Outstanding Reimbursement Amount or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency.
          (f) The Grantor hereby acknowledges that if the Secured Party complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.
          (g) The Secured Party shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Grantor lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause

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delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.
     SECTION 10. Indemnity and Expenses.
          (a) The Grantor agrees to defend, protect, indemnify and hold harmless the Secured Party (and all of its officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) to the extent that they arise out of or otherwise result from or relate to or are in connection with this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified Person, claims, losses or liabilities resulting solely and directly from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.
          (b) The Grantor agrees to pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Secured Party and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Secured Party), which the Secured Party may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.
     SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Settlement Agreement.
     SECTION 12. Security Interest Absolute; Joint and Several Obligations.
          (a) All rights of the Secured Party, all Liens and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Settlement Agreement or any other Settlement Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Settlement Agreement or any other Settlement Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.
          (b) The Grantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by the Grantor, (iii) notice of any actions taken by the Secured Party, any Individual Guarantor or any other Person under any Settlement Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving the Grantor of any of the Grantor’s obligations hereunder and (v) any requirement that the Secured Party

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protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against the Grantor or any other Person or any collateral.
     SECTION 13. Miscellaneous.
          (a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by the Grantor and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
          (b) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Settlement Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein and in the other Settlement Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Party under any Settlement Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Settlement Document against such party or against any other Person, including but not limited to, the Grantor.
          (c) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each of the Settlement Documents and (ii) be binding on the Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Secured Party may assign or otherwise transfer its rights and obligations under this Agreement and any other Settlement Document to any other Person pursuant to the terms of the Settlement Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party and herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Secured Party shall mean or include, as the case may be, the assignee of the Secured Party. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party, and any such assignment or transfer without such consent shall be null and void.
          (d) Upon the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each of the Settlement Documents, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Secured Party will, upon the Grantor’s request and at the Grantor’s expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantor (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.
          (e) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor’s assets, and shall continue to be

20

effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
          (g) In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Settlement Document and shall otherwise be subject to all of terms and conditions contained in Sections 11.10 and 11.11 of the Settlement Agreement, mutatis rnutandi.
          (h) The Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.
          (i) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
          (j) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
          (k) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date rust above written.

GRANTOR: IMPERIAL PFC FINANCING, LLC
By:	Imperial Premium Finance, LLC, its sole member
By:	Imperial Holdings, LLC, its managing member
By
	Name:	Jonathan Neuman
	Title:	President

Pledge and Security Agreement

SCHEDULE I
LEGAL NAME; ORGANIZATIONAL IDENTIFICATION NUMBER; STATE OR
JURISDICTION OF ORGANIZATION

Legal Name	Imperial PFC Financing, LLC
State of Organization	Illinois
Type of Organization	Limited Liability Company
Organizational Identification Number	02559579
Sched. I-1

SCHEDULE II
INTELLECTUAL PROPERTY; TRADE NAMES

A.	COPYRIGHTS	None

1. Registered Copyrights

2. Copyright Applications

B.	PATENTS	None

1. Patents

2. Patent Applications

C.	TRADEMARKS	None

1. Registered Trademarks

2. Trademark Applications

D.	OTHER PROPRIETARY RIGHTS	None

E.	TRADE NAMES	None

F.	NAME OF, AND EACH TRADE NAME USED BY, EACH PERSON FROM WHICH THE GRANTOR HAS ACQUIRED ANY SUBSTANTIAL PART OF THE COLLATERAL WITHIN THE PRECEDING FIVE (5) YEARS	None
Sched. II-1

SCHEDULE III
LOCATIONS OF GRANTOR

LOCATION	Description of Location (state if Location
(i) contains Collateral
(ii) is chief place of business and chief executive office, or
(iii) contains Records concerning Accounts, Insurance Premium Loans and originals of Chattel Paper)

Chief Place of Business	701 Park of Commerce Blvd., Suite 301 Boca Raton, FL 33487
Chief Executive Office	500 N. Michigan Avenue, Suite 300 Chicago, IL 60611
Location of Records concerning Accounts, Insurance Premium Loans and originals of Chattel Paper	701 Park of Commerce Blvd., Suite 301 Boca Raton, FL 33487
Location of Collateral	701 Park of Commerce Blvd., Suite 301 Boca Raton, FL 33487
Sched. III-1

SCHEDULE IV
DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Name and Address of Institution
Maintaining Account

Account Number
Related Lockbox Number
Account Name	Imperial PFC Financing, LLC
State in Which Account Is Located	Illinois
Type of Account	Collection
Sched. IV-1

SCHEDULE V
UCC FINANCING STATEMENTS
UCC Financing Statements have been filed in the jurisdictions below against the Grantor:

Name of Grantor	Secretary of State

Imperial PFC Financing, LLC	Illinois
Sched. V-1

SCHEDULE VI
COMMERCIAL TORT CLAIMS
None
Sched. VI-1

SCHEDULE VII
PLEDGED DEBT

Principal Amount
Grantor	Name of Maker	Description	Outstanding as of

None
Sched. VII-1

SCHEDULE VIII
PLEDGED SHARES

Percentage of
	Name of Pledged	Number of	Outstanding		Certificate
Grantor	Issuer	Shares	Shares	Class	Number
None

Sched. VIII-1

EXHIBIT A
PLEDGE AMENDMENT
     This Pledge Amendment, dated as of _______________, ________, is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement by and between Imperial PFC Financing, LLC and Lexington Insurance Company, dated as of September 8, 2010, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Security Agreement”) and that the promissory notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Secured Party and become part of the Pledged Interests referred to in such Security Agreement and shall secure all of the Secured Obligations referred to in such Security Agreement.
Pledged Debt

Principal Amount
Grantor	Name of Maker	Description	Outstanding as of

Pledged Shares

Percentage of
	Name of	Number of	Outstanding		Certificate
Grantor	Pledged Issuer	Shares	Shares	Class	Number

[GRANTOR]
By:
Name:
Title:

LEXINGTON INSURANCE COMPANY, as the Secured Party
By:
Name:
Title:

Exh. A-1

EXHIBIT B
Form of Individual Guaranty
[see attached]

Execution Copy
INDIVIDUAL GUARANTY
     INDIVIDUAL GUARANTY, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Guaranty”), made by ________________________________ an individual with a principal address at ______________________ (the “Guarantor”), in favor of Lexington Insurance Company, a Delaware property and casualty insurance company (“Lexington”).
WITNESSETH:
     WHEREAS, Imperial PFC Financing, LLC, an Illinois limited liability company (“Imperial PFC”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Lenders (“Ableco”), entered into a Financing Agreement, dated as of August 7, 2008 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Financing Agreement”), under which the Lenders agreed to extend credit to Imperial PFC on the terms specified therein;
     WHEREAS, Imperial PFC and Lexington are parties to an Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Settlement Agreement”);
     WHEREAS, pursuant to the Settlement Agreement, Lexington has paid, at the direction and for the benefit of Imperial PFC, a portion of the “Settlement Amount” (as defined in the Settlement Agreement) to Ableco in full satisfaction of all amounts owed by Imperial PFC to Ableco under the Financing Agreement and all other “Loan Documents” (as defined in the Financing Agreement);
     WHEREAS, pursuant to Section 5.01(b) of the Settlement Agreement, the Guarantor is required to execute and deliver to Lexington a guaranty guaranteeing all “Obligations” (as defined in the Settlement Agreement) under the Settlement Agreement under certain limited circumstances set forth in this Guaranty; and
     WHEREAS, the Guarantor has determined that his execution, delivery and performance of this Guaranty directly benefit, and are within the purposes and in the best interests of, the Guarantor.
     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Lexington to enter into the Settlement Agreement and to pay the Settlement Amount pursuant thereto, the Guarantor hereby agrees with Lexington as follows:
     SECTION 1. Definitions. Reference is hereby made to the Settlement Agreement for a statement of the terms thereof. All terms used in this Guaranty and the recitals hereto which are defined in the Settlement Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein.

     SECTION 2. Guaranty.
          (a) The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees (A) the prompt payment by Imperial PFC, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all Obligations from time to time owing in respect of the Settlement Agreement or any other Settlement Document, whether for payment of the Outstanding Reimbursement Amount, interest thereon (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding with respect to Imperial PFC, whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding with respect to Imperial PFC (notwithstanding the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), and (B) the due performance and observance by Imperial PFC of its other obligations now or hereafter existing in respect of the Settlement Documents (the obligations under the preceding clauses (A) and (B), collectively, the “Guaranteed Obligations”), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Lexington in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Imperial PFC to Lexington under any Settlement Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any. Credit Party.
          (b) Notwithstanding anything contained in this Guaranty, except as provided in clause (ii) of this Section 2(b) and Section 2(c), (x) the Guarantor shall not have any liability under this Guaranty for the payment or performance of the Guaranteed Obligations, (y) the Guarantor shall not have any obligation to expend its own funds in the performance of any provision of any Settlement Document, and (z) Lexington shall not obtain any deficiency judgment against the Guarantor with respect to any of the foregoing; provided, however, that:
               (i) nothing contained herein shall limit or otherwise restrict (A) Lexington’s rights and remedies against any of the Collateral under any other Settlement Document, either at law or equity, including, without limitation, any rights or remedies with respect to the Equity Interests of Imperial PFC, (B) Lexington from bringing any action, suit or proceeding for specific performance against the Guarantor to perform any obligation imposed on the Guarantor hereunder, (C) recourse to or liability of the Guarantor for any fraud committed by the Guarantor or material misrepresentation by the Guarantor in any Settlement Document to which the Guarantor is a party, or (D) the obligations of the Guarantor under any Settlement Document, which obligations are either directly in favor of Lexington or have been assigned to Lexington, each of which may be enforced by and for the benefit of Lexington; and
               (ii) the Guarantor shall have (A) full liability and responsibility for the Guaranteed Obligations and other obligations hereunder if (x) any act (or omission to act) constituting fraud or willful misconduct on the part of the Guarantor or any Non-Corporate Trustee that impairs Lexington’s ability to be repaid under the Settlement Documents occurs or (y) the Guarantor or any Non-Corporate Trustee authorizes, approves, participates in or assists Imperial PFC or the Originator in commencing a voluntary or involuntary case under the

2

Bankruptcy Code or any other Insolvency Proceeding, and (B) liability and responsibility for the Guaranteed Obligations and other obligations hereunder if (x) any Collections are not promptly deposited directly into the Collection Account (other than Collections (i) delivered to the Servicer pursuant to the Servicing Agreement or (ii) inadvertently deposited into an account of the Originator or any Affiliate and promptly removed from such account and deposited into the Collection Account); provided, that in the case of this clause (B)(x), such liability and responsibility of the Guarantor shall not exceed the aggregate amount of the Collections not promptly deposited directly into the Collection Account or (y) the applicable Premium Finance Borrower, the Originator or Imperial PFC ceases to be the legal owner of a Life Insurance Policy in violation of the terms of the Settlement Agreement and any Non-Corporate Trustee, the Guarantor and/or an employee of Imperial and/or its Subsidiaries, directly or indirectly, caused, or assisted another Person in, the transfer of legal title of such Life Insurance Policy from the applicable Premium Finance Borrower, the Originator or Imperial PFC to another Person; provided, that in the case of this clause (B)(y), such liability and responsibility of the Guarantor shall not exceed the limit of liability under the related coverage certificate issued under the LPIC Policy.
          (c) Nothing in subsection (b) of this Section 2 shall limit or otherwise restrict in any manner the rights, powers and privileges of Lexington against the Guarantor under any other Settlement Document to which the Guarantor is a party.
     SECTION 3. Guaranty Absolute; Continuing Guaranty; Assignments.
          (a) Subject to Sections 2(b) and 2(c) of this Guaranty, the Guarantor hereby guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Settlement Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lexington with respect thereto. The Guarantor agrees that, subject to Sections 2(b) and 2(c) of this Guaranty, his guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by Lexington to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Settlement Agreement and the other Settlement Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Credit Party or whether any Credit Party is joined in any such action or actions. Subject to Sections 2(b) and 2(c) of this Guaranty, the liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:
               (i) any lack of validity or enforceability of any Settlement Document or any agreement or instrument relating thereto;
               (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Settlement Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Credit Party or otherwise;

3

               (iii) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;
               (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, Lexington;
               (v) any change, restructuring or termination of the limited liability company structure or existence of Imperial PFC; or
               (vi) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by Lexington that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Lexington or any other Person upon the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made.
          (b) This Guaranty is a continuing guaranty and shall:
               (i) remain in full force and effect until the earliest of (x) if a servicing agreement, in form and substance satisfactory to Lexington in its sole and absolute discretion, has been executed and delivered by all parties thereto prior to the date that is six (6) months following the maturity of the last Insurance Premium Loan to mature (the “Six-Month Anniversary Date”), the Six-Month Anniversary Date, (y) if the servicing agreement described in clause (i)(x) of this Section 3(b) has not been executed and delivered by all parties thereto prior to the Six-Month Anniversary Date, but the Guarantor, Imperial PFC and the relevant affiliates of Imperial PFC, as applicable, (1) have continued to perform any applicable servicing obligations relating to the Insurance Premium Loans and Life Insurance Policies and (2) have used their commercially reasonable efforts to locate a replacement servicer to perform such obligations, nine (9) months following the maturity of the last Insurance Premium Loan to mature, and (z) the later of (1) the final payment in cash and performance in full of all of the Guaranteed Obligations and all other amounts payable under this Guaranty and (2) the date on which Imperial PFC has no Obligations existing in respect of the Settlement Documents (the earliest of (x), (y) or (z) to be satisfied, the “Termination Date”);
               (ii) be binding upon the Guarantor, his heirs, executors, administrators, legal representatives, successors and assigns; and
               (iii) inure to the benefit of and be enforceable by Lexington and its successors, pledgees, transferees and assigns.
Without limiting the generality of the foregoing clause (iii), Lexington may pledge, assign or otherwise transfer all or any portion of its rights and obligations under any Settlement Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lexington herein or otherwise, in each case as provided in the Settlement Agreement.

4

     SECTION 4. Waivers. The Guarantor hereby waives, to the full extent permitted by applicable law, (1) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by Imperial PFC; (iii) notice of any actions taken by Lexington, Imperial PFC or any Credit Party under any Settlement Document or any other agreement or instrument related thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of his obligations hereunder; (v) any right to compel or direct Lexington to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that Lexington protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against Imperial PFC, any other Credit Party or any other Person or any Collateral; and (vii) any other defense available to the Guarantor. The Guarantor acknowledges that it will receive direct and indirect benefits from the payment of the Settlement Amount contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
     SECTION 5. Subrogation.
          (a) From the date hereof and continuing through the Termination Date, the Guarantor shall not exercise any rights against Imperial PFC or any other guarantor arising as a result of payment for the benefit or on behalf of Imperial PFC or such guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with Lexington in respect of any payment hereunder in any Insolvency Proceedings; the Guarantor will not claim any set-off, recoupment or counterclaim against Imperial PFC or any other guarantor in respect of any liability of the Guarantor hereunder or to Imperial PFC or any such other guarantor; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by Lexington. Anything to the contrary contained in the foregoing notwithstanding, the Guarantor shall not exercise any such rights against Imperial PFC (including after payment in full of the Obligations) if all or any portion of the Obligations shall have been satisfied in connection with an exercise of remedies by Lexington in respect of the Equity Interests of Imperial PFC whether pursuant to the Guarantor Security Agreement or otherwise.
          (b) The payment of any amounts due with respect to any Indebtedness of Imperial PFC or any guarantor for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such Indebtedness of Imperial PFC or any other guarantor to the Guarantor until all of the Obligations shall have been paid in full. lf, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such Indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for Lexington and be paid over to Lexington on account of the

5

Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.
     SECTION 6. Representations, Warranties. The Guarantor hereby represents and warrants as follows:
          (a) The Guarantor has the legal capacity and right to execute, deliver and perform this Guaranty and each other Settlement Document to which the Guarantor is a party.
          (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Settlement Document to which the Guarantor is a party (i) do not and will not contravene any Requirements of Law or any contractual restriction binding on or otherwise affecting the Guarantor or his properties, (ii) do not and will not result in or require the creation of any Lien (other than pursuant to any Settlement Document) upon or with respect to any of his properties, and (iii) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to any of his properties.
          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Settlement Documents to which the Guarantor is a party, except for the filing of any UCC financing statement or such other registrations, filings or recordings as may be necessary to perfect the Lien purported to be created by any Settlement Documents to which the Guarantor is a party.
          (d) Each of this Guaranty and the other Settlement Documents to which the Guarantor is or will be a party, when delivered, will be a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.
          (e) There are no pending or written notices threatening any action, suit or proceeding affecting the Guarantor before any court or other Governmental Authority or any arbitrator that (i) if adversely determined could reasonably be expected to have a material adverse effect to the Guarantor’s financial condition or (ii) relates to this Guaranty or any of the other Settlement Documents to which the Guarantor is a party or any transaction contemplated hereby. or thereby.
          (f) The Guarantor is not in violation of any Requirements of Law or any material term of any agreement or instrument (including, without limitation, any contract) binding on or otherwise affecting him or any of his properties.
          (g) The Guarantor is not a party to any agreement or instrument, or subject to any restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could have, a material adverse effect to the Guarantor’s financial condition.
          (h) The Guarantor has filed or caused to be filed all tax returns which he is required to file and has paid all taxes shown to be due and payable on such returns or on any

6

assessments made against the Guarantor or any of his property by any Governmental Authority except to the extent any such taxes are being contested in good faith. No tax Lien has been filed with respect to any material tax liability against the Guarantor, and, to the knowledge of the Guarantor, no tax assessment is pending against the Guarantor.
          (i) The Guarantor (i) has read and understands the terms and conditions of the Settlement Agreement and the other Settlement Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of Imperial PFC and the other Credit Parties, and has no need of, or right to obtain from Lexington, any credit or other information concerning the affairs, financial condition or business of Imperial PFC or the other Credit Parties that may come under the control of Lexington.
          (j) All representations and warranties set forth in this Guaranty are true and correct in all respects at the time as of which such representations were made and on the Effective Date.
     SECTION 7. Covenants. The Guarantor hereby covenants and agrees that, from the date hereof and continuing through the Termination Date, the Guarantor will:
          (a) Not accept or retain any distribution or other payment from Imperial PFC, if the making of such distribution or other payment by Imperial PFC violates, or may reasonably be expected to result in a violation of, the Settlement Agreement or any other Settlement Document.
          (b) Comply in all material respects with all Requirements of Law (including any settlement of any claim that, if breached, could give rise to any of the foregoing).
          (c) Promptly notify Lexington of:
               (i) (A) any breach or non-performance of, or any default under, any Contractual Obligation of the Guarantor which could reasonably be expected to have a material adverse effect to the Guarantor’s financial condition, and (B) any action, suit, litigation or proceeding which may exist at any time which could reasonably be expected to have a material adverse effect to the Guarantor’s financial condition; and
               (ii) the occurrence of any event or development that could have a material adverse effect to the Guarantor’s financial condition;
provided, that (A) each notice pursuant to this Section 7(c) shall be accompanied by a written statement signed by the Guarantor, setting forth details of the occurrence referred to therein, and stating what action the Guarantor proposes to take with respect thereto and at what time. Each notice under Section 7(c)(i)(A) shall describe with particularity the provisions of the applicable Contractual Obligation that have been breached.
          (d) Pay all taxes, assessments, governmental charges and other obligations when due, except as may be contested in good faith or those as to which a bona fide dispute may exist.

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          (e) Execute and deliver to Lexington such further instruments and do such other further acts as Lexington may reasonably request to carry out more effectively the purposes of this Guaranty, the other Settlement Documents and any agreements and instruments referred to herein.
          (f) At Lexington’s request, deliver to Lexington a personal financial statement of the Guarantor, in form and substance reasonably satisfactory to Lexington, accompanied by a signed representation by the Guarantor that such personal financial statement is complete and accurate in all material respects and fairly presents the financial condition of the Guarantor as of the Effective Date and that the Guarantor has no contingent obligations or liabilities (for taxes or otherwise) or any unusual long-term commitment except as set forth in such financial statement or the notes thereto.
     SECTION 8. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, and subject to Sections 2(b) and 2(c) of this Guaranty, Lexington may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lexington to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor either now or hereafter existing under this Guaranty or any other Settlement Document, irrespective of whether or not Lexington shall have made any demand under this Guaranty or any other Settlement Document and although such obligations may be contingent or unmatured. Lexington agrees to notify the Guarantor promptly after any such set-off and application made by Lexington, provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lexington under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lexington may have under this Guaranty or any other Settlement Document in law or otherwise.
     SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to him at his address set forth on the signature page hereto, or if to Lexington, to it at its address set forth in the Settlement Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed (certified mail, postage prepaid and return receipt requested), when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered by hand, Federal Express or other reputable overnight courier, upon delivery.
     SECTION 10. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER SETTLEMENT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR

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HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF HIS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY APPOINTS FOLEY & LARDNER LLP AS HIS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, CARE OF IMPERIAL PFC AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE SETTLEMENT AGREEMENT AND TO FOLEY & LARDNER, 90 PARK AVENUE, NEW YORK, NEW YORK 10016, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LEXINGTON TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO HIM OR HIS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF HIS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER SETTLEMENT DOCUMENTS.
     SECTION 11. WAIVER OF JURY TRIAL, ETC. THE GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER SETTLEMENT DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER SETTLEMENT DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF LEXINGTON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LEXINGTON WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LEXINGTON ENTERING INTO THIS GUARANTY.

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     SECTION 12. Miscellaneous.
          (a) Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to Lexington at such address specified by Lexington from time to time by notice to the Guarantor.
          (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and Lexington, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and Lexington, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
          (c) No failure on the part of Lexington to exercise, and no delay in exercising, any right hereunder or under any other Settlement Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other Settlement Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Lexington provided herein and in the other Settlement Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Lexington under any Settlement Document against any party thereto are not conditional or contingent on any attempt by Lexington to exercise any of its rights under any other Settlement Document against such party or against any other Person.
          (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
          (e) This Guaranty shall (i) be binding on the Guarantor and his heirs, executors, administrators, legal representatives, successors and assigns, and (ii) inure, together with all rights and remedies of Lexington hereunder, to the benefit of Lexington and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 11.07 of the Settlement Agreement, Lexington may assign or otherwise transfer its rights under the Settlement Agreement or any other Settlement Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Lexington herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Lexington.
          (f) This Guaranty and the other Settlement Documents reflect the entire understanding of the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
          (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
          (h) Delivery of an executed counterpart of this Guaranty by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this

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Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.
          (i) This Guaranty and the other Settlement Documents (unless expressly provided to the contrary in another Settlement Document in respect of such other Settlement Document) shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York.
[signature page follows]

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

[GUARANTOR]

Address:

STATE OF
SS.:
COUNTY OF
     On this ________ day of ___________________, 2010, before me personally came ____________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say to me that s/he executed the foregoing instrument.

Individual Guaranty

EXHIBIT C
Form of Guarantor Security Agreement
[see attached]

Execution Copy
PLEDGE AND SECURITY AGREEMENT
          PLEDGE AND SECURITY AGREEMENT, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Agreement”), made by Imperial Premium Finance, LLC, a Florida limited liability company (the “Pledgor”), in favor of Lexington Insurance Company, a Delaware property and casualty insurance company (the “Pledgee”).
WITNESSETH:
          WHEREAS, Imperial PFC Financing, LLC, an Illinois limited liability company (“Imperial PFC”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Lenders (“Ableco”), entered into a Financing Agreement, dated as of August 7, 2008 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”), under which the Lenders agreed to extend credit to Imperial PFC on the terms specified therein;
          WHEREAS, Imperial PFC and the Pledgee are parties to an Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Settlement Agreement”);
          WHEREAS, pursuant to the Settlement Agreement, the Pledgee has agreed to pay, at the direction and for the benefit of Imperial PFC, the “Settlement Amount” (as defined in the Settlement Agreement) to Ableco in full satisfaction of all amounts owed by Imperial PFC to Ableco under the Financing Agreement and all other “Loan Documents” (as defined in the Financing Agreement);
          WHEREAS, pursuant to the Settlement Agreement, Imperial PFC has agreed to reimburse the Pledgee for the payment of such Settlement Amount plus accrued interest thereon, all on the terms set forth in the Settlement Agreement;
          WHEREAS, the Pledgor owns one hundred percent (100%) of the “Equity Interests” as defined in the Settlement Agreement) of Imperial PFC, as set forth in Schedule I hereto;
          WHEREAS, it is a condition precedent to the Pledgee paying the Settlement Amount to Ableco pursuant to the Settlement Agreement that the Pledgor shall have executed and delivered to the Pledgee a pledge to the Pledgee and a grant to the Pledgee of a security interest in and Lien on the outstanding shares of the Equity Interests of Imperial PFC owned by the Pledgor and in which the Pledgor has any interest at any time; and
          WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Pledgor.

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          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Pledgee to pay the Settlement Amount to Ableco pursuant to the Settlement Agreement, the Pledgor agrees with the Pledgee, as follows:
          SECTION 1. Definitions. Reference is hereby made to the Settlement Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement and the recitals hereto which are defined in the Settlement Agreement or in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as provided herein or as the Pledgee may otherwise determine.
          SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to the Pledgee, and grants to the Pledgee a continuing security interest in and Lien on the Pledgor’s right, title and interest in and to the following (collectively, the “Pledged Collateral”):
               (a) the shares of stock, partnership interests, member interests and other equity interests described in Schedule I hereto (the “Pledged Shares”), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule I (the “Pledged Issuers”), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;
               (b) all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by the Pledgor, of the Pledged Issuers, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity;
               (c) all security entitlements of the Pledgor in any and all of the foregoing; and
               (d) all proceeds (including proceeds of proceeds) of any and all of the foregoing;
in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).
          SECTION 3. Obligations. (a) The Pledgor hereby (i) irrevocably, absolutely and unconditionally guarantees (A) the prompt payment by Imperial PFC, as and when due and

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payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing in respect of the Settlement Agreement or any other Settlement Document, whether for payment of the Outstanding Reimbursement Amount, interest thereon (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding with respect to Imperial PFC, whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, charges, expense reimbursements, indemnifications or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding with respect to Imperial PFC (notwithstanding the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), and (B) the due performance and observance by Imperial PFC of its other obligations now or hereafter existing in respect of the Settlement Documents (the obligations under the preceding clauses (A) and (B), collectively, the “Obligations”), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Pledgee in enforcing any rights under this Agreement.
          (b) The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for (x) the Obligations and (y) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Settlement Documents.
          (c) Notwithstanding anything to the contrary contained in this Agreement, the recourse of the Pledgee with respect to the liability of the Pledgor under this Agreement solely with respect to the Obligations shall be limited to the Pledged Collateral.
          SECTION 4. Delivery of the Pledged Collateral.
               (a) (i) All certificates currently representing the Pledged Shares shall be delivered to the Pledgee contemporaneously with or prior to the execution and delivery of this Agreement. All other certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Pledgee, pursuant to the terms of this Agreement or the Settlement Agreement (the “Additional Collateral”), shall be delivered to the Pledgee promptly upon, but in any event within five (5) days of, receipt thereof by or on behalf of the Pledgor. All such certificates and instruments shall be held by or on behalf of the Pledgee pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Pledgee. If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, the Pledgor shall cause the Pledgee (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Pledgee with respect to such securities without further consent by the Pledgor. If any Pledged Collateral consists of security entitlements, the Pledgor shall transfer such security entitlements to the Pledgee (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Pledgee without further consent by the Pledgor.
                    (ii) Within five (5) days of the receipt by the Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the

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form of Annex I hereto (a “Pledge Amendment”), shall be delivered to the Pledgee in respect of the Additional Collateral that must be pledged pursuant to this Agreement and the Settlement Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedule I hereto. The Pledgor hereby authorizes the Pledgee to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to the Pledgee shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.
               (b) If the Pledgor shall receive, by virtue of the Pledgor’s being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-oft) or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, instrument, option, right, payment or distribution constituting certificated Pledged Collateral in trust for the benefit of the Pledgee, shall segregate it from the Pledgor’s other property and shall deliver it forthwith to the Pledgee, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.
          SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:
               (a) The Pledgor is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization as set forth on the first page hereof, and has all the requisite limited liability company power and authority to execute, deliver and perform this Agreement.
               (b) The execution, delivery and performance by the Pledgor of this Agreement (i) have been duly authorized by all necessary limited liability company power and authority, (ii) do not and will not contravene its certificate of formation, operating agreement, any Requirements of Law or any contractual restriction binding on or affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to any of its properties.
               (c) Schedule II hereto sets forth (i) the exact legal name of the Pledgor and all other names used by the Pledgor at any time during the five (5) years preceding the Effective Date. and (ii) the Pledgor’s chief executive office and principal place of business and each place of business of the Pledgor during the five (5) years preceding the Effective Date.

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               (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights (other than pursuant to a stock transfer agreement entered into with the prior written consent of the Pledgee). Except as noted in Schedule I hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.
               (e) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of all Liens except for the Lien created by this Agreement.
               (0 The exercise by the Pledgee of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Pledgor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties, other than pursuant to this Agreement or the other Settlement Documents.
               (g) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral, except for the filing in the office described in Schedule III hereto of a UCC financing statement naming the Pledgor as debtor, the Pledgee as secured party and describing the Pledged Collateral, to perfect the Pledgee’s security interests in items of the Pledged Collateral in which such security interests are not susceptible to perfection by possession of certificates or instruments, which financing statement has been duly filed or (iii) the exercise by the Pledgee of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.
               (h) This Agreement is a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.
               (i) This Agreement creates a legal, valid and enforceable Lien in favor of the Pledgee in the Pledged Collateral, as security for the Obligations. The Pledgee’s having possession of the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority Lien. All action necessary or desirable to perfect and protect such Lien has been duly made or taken, except for (i) the filings and recordations described in Section 5(g) hereof and (ii) the Pledgee’s having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.
               (j) The partnership interests or membership interests of each Pledged Issuer are (i) securities for purposes of Article 8 of the UCC, (ii) investment company securities within the meaning of Section 8-103 of the UCC and (iii) evidenced by a certificate.

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               (k) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
          SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations (whether or not due) shall remain outstanding or prior to the termination of all Settlement Documents, the Pledgor will, unless the Pledgee shall otherwise consent in writing:
               (a) keep adequate records concerning the Pledged Collateral and permit the Pledgee or any agents, designees or representatives thereof at any time, or from time to time, to examine and make copies of and abstracts from such records consistent with the terms of the Settlement Agreement;
               (b) at the Pledgor’s expense, promptly deliver to the Pledgee a copy of each notice or other communication received by it in respect of the Pledged Collateral;
               (c) at the Pledgor’s expense, defend the Pledgee’s right, title and security interest in and to the Pledged Collateral against the claims of any Person;
               (d) at the Pledgor’s expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Pledgee may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) enable the Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee irrevocable proxies in respect of the Pledged Collateral;
               (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by Section 7.02(c) of the Settlement Agreement;
               (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the Lien created hereby;
               (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Settlement Documents;
               (h) not vote in favor of the issuance of (i) any additional shares of any class of Equity Interests of each Pledged Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests, except in the case of clauses (i), (ii) and (iii), to the extent any such issuance is expressly permitted by the Settlement Agreement;

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               (i) not take or fail to take any action which would in any manner impair the value of or the enforceability of the Pledgee’s security interest in and Lien on any Pledged Collateral; and
               (j) cause each interest in each Pledged Issuer controlled by the Pledgor and pledged hereunder to be (i) represented by a certificate, (ii) deemed a “security” within the meaning of Article 8 of the UCC and (iii) governed by Article 8 of the UCC.
          SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.
               (a) So long as no Event of Default shall have occurred and be continuing:
                    (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Settlement Agreement or the other Settlement Documents; provided, however, that (A) the Pledgor will not exercise or will refrain from exercising any such right, as the case may be, if the Pledgee gives the Pledgor notice that, in the Pledgee’s judgment, such action (or inaction) is reasonably likely to have a material adverse effect to the Pledgor’s financial condition and (B) the Pledgor will give the Pledgee at least five (5) Business Days’ written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a material adverse effect to the Pledgor’s financial condition;
                    (ii) the Pledgor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Settlement Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Settlement Agreement, shall be, and shall forthwith be delivered to the Pledgee, if such Collateral constitutes certificated Pledged Collateral, to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Pledgee in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations; and
                    (iii) the Pledgee will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends,

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interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.
               (b) Upon the occurrence and during the continuance of an Event of Default:
                    (i) all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, distributions and interest payments;
                    (ii) without limiting the generality of the foregoing, the Pledgee may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and
                    (iii) all dividends, distributions, interest and other payments that are received by the Pledgor contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Pledgee as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.
          SECTION 8. Additional Provisions Concerning the Pledged Collateral.
               (a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, the Pledgor (i) authorizes the Pledgee to execute any such agreements, instruments or other documents in the Pledgor’s name and to file such agreements, instruments or other documents in the Pledgor’s name and in any appropriate filing office, (ii) authorizes the Pledgee to file any financing statements required hereunder or under any other Settlement Document, and any continuation statements or amendments with respect thereto, in any appropriate filing office without the signature of the Pledgor and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of the Pledgor prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

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               (b) The Pledgor hereby irrevocably appoints the Pledgee as the Pledgor’s attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee’s discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment, distribution or other payment in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until the date on which all of the Obligations are indefeasibly paid in full after the termination of each of the Settlement Documents.
               (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Pledgee may itself perform, or cause performance of, such agreement or obligation, in the name of the Pledgor or the Pledgee, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.
               (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. The Pledgee shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Pledgee in good faith.
               (e) The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon the Pledgee to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Pledgee shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.
               (f) The Pledgee may at any time in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

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          SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:
               (a) The Pledgee may exercise in respect of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale or any other disposition of the Pledged Collateral shall be required by law, at least five (5) Business Days’ prior written notice to the Pledgor of the time and place of any public sale of Pledged Collateral owned by the Pledgor or the time after which any private sale or other disposition of the Pledged Collateral is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale or other disposition of Pledged Collateral regardless of whether or not notice of sale has been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
               (b) In the event that the Pledgee determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 9(a) hereof, the Pledgor will, at the Pledgor’s expense and upon request by the Pledgee: (i) execute and deliver, and vote in favor of causing the issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) vote in favor of causing the issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Pledgee, (iii) vote in favor of causing each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things within its power as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with any applicable law.
               (c) Notwithstanding the provisions of Section 9(b) hereof, the Pledgor recognizes that the Pledgee may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less

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favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Pledgee may, in such event, bid for the purchase of such securities.
               (d) Any cash held by the Pledgee (or its agent or designee) as Pledged Collateral and all cash proceeds received by the Pledgee (or its agent or designee) in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 10 hereof) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect, consistent with the provisions of the Settlement Agreement. Any surplus of such cash or cash proceeds held by the Pledgee (or its agent or designee) and remaining after indefeasible payment in full of all of the Obligations after all of the Settlement Documents have been terminated shall be paid over to the Pledgor or to such Person as may be lawfully entitled to receive such surplus.
               (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Settlement Agreement for interest on the Outstanding Reimbursement Amount or such other rate as shall be fixed by applicable law, together with the costs of collection and the fees, costs and expenses and other client charges of any attorneys employed by the Pledgee to collect such deficiency.
          SECTION 10. Indemnity and Expenses.
               (a) The Pledgor agrees to defend, protect, indemnify and hold harmless the Pledgee (and all of its officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, legal fees, costs and expenses of counsel) to the extent that they arise out of or otherwise result from or relate to or are in connection with this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified Person, claims, losses or liabilities resulting solely and directly from such Person’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

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               (b) The Pledgor agrees to pay to the Pledgee upon demand the amount of any and all costs and expenses, including the fees, costs, expenses and disbursements of the Pledgee’s counsel and of any experts and agents, which the Pledgee may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.
          SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to the Pledgor as specified next to such Pledgor’s signature below; if to Imperial PFC, at its address specified in Section 11.01 of the Settlement Agreement; or if to the Pledgee, to it at its address specified in Section 11.01 of the Settlement Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed (certified mail, postage prepaid and return receipt requested), when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered by hand, Federal Express or other reputable overnight courier, upon delivery.
          SECTION 12. Security Interest Absolute. All rights of the Pledgee, all Liens and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Settlement Agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Settlement Agreement or any other Settlement Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.
          SECTION 13. Miscellaneous.
               (a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by the Pledgee, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
               (b) No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder or under any Settlement Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further

12

exercise thereof or the exercise of any other right. The rights and remedies of the Pledgee provided herein and in the other Settlement Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgee under any Settlement Document against any party thereto are not conditional or contingent on any attempt by the Pledgee to exercise any of its rights under any other document against such party or against any other Person, including but not limited to, the Pledgor.
               (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
               (d) This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment in full or release of the Obligations after the termination of all of the Settlement Documents and (ii) be binding on each Pledgor and, by its acceptance hereof, the Pledgee, and its successors and assigns, and shall inure to the benefit of the Pledgee and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Pledgor, the Pledgee may assign or otherwise transfer its rights and obligations under this Agreement and any other Settlement Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Pledgee herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Pledgee shall mean or include, as the case may be, the assignee of the Pledgee. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Pledgee, and any such assignment or transfer without such consent shall be null and void.
               (e) Upon the satisfaction in full of the Obligations after the termination of each of the Settlement Documents, (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Pledgee will, upon the Pledgor’s request and at the Pledgor’s expense, without any recourse, representation or warranty whatsoever, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
               (f) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

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               (g) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.
               (h) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.
               (i) THE PLEDGOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE PLEDGEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SETTLEMENT DOCUMENT, OR ANA’ COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.
[signature page follows]

14

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered on the date first above written.

PLEDGOR: IMPERIAL PREMIUM FINANCE, LLC
By:	Imperial Holdings, LLC, its managing member
By:
	Name:	Jonathan Neuman
	Title:	President

Address: 701 Park of Commerce Blvd., Suite 301 Boca Raton, Florida 33487 Telecopy No.: (561) 995-4203
Pledge and Security Agreement

15

SCHEDULE I
Pledged Shares

Pledgor	Name of Issuer	Number of Shares	Class	Certificate Number
Imperial Premium Finance, LLC	Imperial PFC Financing, LLC	100	Common	1
Sched. I-1

SCHEDULE II
Part A
Current Names and Addresses of Pledgor

Exact Name	Address	City	State	Zip Code
Imperial Premium Finance, LLC	701 Park of Commerce Blvd., Suite 301	Boca Raton	Florida	33487
Part B
Names and Addresses of Pledgor Used During Last Five Years

Exact Name	Address	City	State	Zip Code
Imperial Premium Finance, LLC	701 Park of Commerce Blvd., Suite 301	Boca Raton	Florida	33487
Sched. II-1

SCHEDULE III
Filing Offices

Name	Filing Office
Imperial Premium Finance, LLC	Florida Secured Transaction Registry
Sched. III-1

ANNEX I
PLEDGE AMENDMENT
          This Pledge Amendment, dated as of                                         , is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement by and between Imperial Premium Finance, LLC and Lexington Insurance Company, dated as of September 8, 2010, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Pledge and Security Agreement”) and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Pledgee and become part of the Pledged Collateral referred to in such Pledge and Security Agreement and shall secure all of the Obligations referred to in such Pledge and Security Agreement.
Pledged Shares

		Number		Certificate
Pledgor	Name of Issuer	of Shares	Class	Number(s)

[PLEDGOR]
By:
Name:
Title:

LEXINGTON INSURANCE COMPANY, as Pledgee
By:
Name:
Title:

Annex I-1

EXHIBIT D
Loan Documentation Package
On file with Lexington.

EXHIBIT E
Form of Acknowledgement Letter — Restricted (Blocked) Account Agreement
[see attached]

Execution Copy
Imperial PFC Financing, LLC
500 North Michigan Avenue, Suite 300
Chicago, Illinois 60611
September 8, 2010
SunTrust Bank
501 South Flagler Drive
West Palm Beach, Florida 33401
Attention: Juan Carlos Tagle, Vice President
With a copy to:
SunTrust Bank
7818 Parham Road, Mail Code CS-RIC-4219
Richmond, Virginia 23261
Attention: Jody Trice
Re: Restricted (Blocked) Account Agreement
Ladies and Gentlemen:
     Reference is hereby made to the Restricted (Blocked) Account Agreement, dated as of August 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “SunTrust Account Agreement”), by and among Ableco Finance, LLC, a Delaware limited liability company, as the secured party, Imperial PFC Financing, LLC (the “Borrower”) and SunTrust Bank (“SunTrust”).
     Each of the parties hereto (i) acknowledges receipt of the Termination Direction Letter, dated as of September 8, 2010, attached as Exhibit A hereto (the “Termination Direction Letter”), pursuant to which Ableco Finance LLC, a Delaware limited liability company (“Ableco”), notified each of the Borrower and SunTrust that Ableco consents to and acknowledges the termination of the SunTrust Account Agreement and (ii) acknowledges and agrees that pursuant to the Termination Direction Letter, the SunTrust Account Agreement has terminated.
     THIS LETTER AGREEMENT FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. A facsimile or PDF copy of any signature hereto shall be deemed the original thereof and shall be effective as delivery of a manually executed counterpart of this letter agreement.

Very truly yours, IMPERIAL PFC FINANCING, LLC, as the Borrower
By:
Name:
Title:

ACKNOWLEDGED AND AGREED: SUNTRUST BANK
By:
Name:
Title:

cc:	Foley & Lardner LLP One Independent Drive, Suite 1300 Jacksonville, Florida 32202 Attention: Robert S. Bernstein, Esq.

Lexington Insurance Company 180 Maiden Lane, 19th Floor New York, New York 10038 Attn: Surveillance Department

Risk Finance 180 Maiden Lane, 19th Floor New York, New York 10038 Attn: Division General Counsel
SunTrust Account Agreement Acknowledgement Letter

EXHIBIT A
TERMINATION DIRECTION LETTER
[SEE EXHIBIT M]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EXHIBIT F
Form of Release and Reimbursement Letter Agreement
[see attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Execution Copy
IMPERIAL PREMIUM FINANCE, LLC
701 Park of Commerce Blvd., Ste. 301
Boca Raton, FL 33487
September 8, 2010
Imperial PFC Financing, LLC
500 N. Michigan Ave., Suite 300
Chicago, IL 60611
Lexington Insurance Company
180 Maiden Lane, 19th Floor
New York, New York 10038
          Re: Ableco Financing Agreement; Omnibus Claims Settlement Agreement
Ladies and Gentlemen:
     This Release and Reimbursement Letter Agreement (the “Letter Agreement”) is entered into as of September 8, 2010 (the “Reimbursement Date”), by and among Imperial PFC Financing, LLC, an Illinois limited liability company (including its successors and permitted assigns hereunder, “Imperial PFC”), Lexington Insurance Company, a Delaware property and casualty insurance company (including its successors and permitted assigns hereunder, “Lexington”) and Imperial Premium Finance, LLC, a Florida limited liability company (including its successors and permitted assigns hereunder, “Imperial Premium Finance”).
     Reference is made to that certain Financing Agreement dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Financing Agreement”), that was entered into by and between Imperial PFC, as borrower, the lenders from time to time party thereto, including Ableco Finance LLC, a Delaware limited liability company (each, a “Lender” and collectively, the “Lenders”), Ableco Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), and Ableco Finance LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with its capacities as Lender and Collateral Agent, collectively, “Ableco”). Under the terms of the Financing Agreement and the Loan Documents, various third party fees and expenses, including Servicing Fees and bank charges (“Financing Agreement Fees”), were permitted and required to be paid out of Collections in the order and priority set forth in Section 2.05(d) of the Financing Agreement or otherwise by Imperial PFC out of its own resources. In addition, in connection with the Payoff Letter, dated as of the date hereof, from Ableco and acknowledged and agreed to by Imperial PFC, certain legal fees and expenses were required to be paid by Imperial PFC to Schulte Roth & Zabel LLP on or before September 8, 2010 (the “Legal Fees” and together with the Financing Agreement Fees, the “Third Party Fees”).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
     Imperial Premium Finance, the sole member of Imperial PFC, paid the Third Party Fees on behalf of Imperial PFC prior to the date of this Letter Agreement (the “Advances”). Imperial PFC hereby agrees to reimburse Imperial Premium Finance for all Third Party Fees paid by Imperial Premium Finance through the Effective Date, as such term is defined in the Omnibus Claims Settlement Agreement between Imperial PFC and Lexington, dated as of September 8, 2010 (the “Settlement Agreement”). Such reimbursement, together with interest at the rate of [*] percent ([*]%) per annum from the date of each Advance, shall be made on the Effective Date.
     The parties hereto further agree and acknowledge that the making of the Advances shall not constitute a default, event of default or Event of Default under the Settlement Agreement, the Financing Agreement or any other agreement, instrument, and other document executed and delivered pursuant thereto and the parties waive, to the fullest extent possible any claim or assertion that the making of the Advances constitutes a breach of a representation, warranty or covenant under the Settlement Agreement, the Financing Agreement or any other agreement, instrument, and other document executed and delivered pursuant thereto.
     Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Financing Agreement.
     THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING GENERAL OBLIGATIONS LAW SECTION 5-1401, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.
     This Letter Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by all parties hereto.
[SIGNATURES FOLLOW ON NEXT PAGE]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to us.

Very truly yours, IMPERIAL PREMIUM FINANCE, LLC
By:
Name:
Title:

AGREED AND ACCEPTED

IMPERIAL PFC FINANCING, LLC

By:
Name:
Title:

LEXINGTON INSURANCE COMPANY
By:
Name:
Title:

Release and Reimbursement Letter Agreement

EXHIBIT G
Form of Payoff Letter
[see attached]

EXECUTION COPY
September 8, 2010

Imperial PFC Financing, LLC	Lexington Insurance Company
500 North Michigan Avenue, Suite 300	180 Maiden Lane, 19th Floor
Chicago, Illinois 60611	New York, New York 10038
Attention: Surveillance Department

With a copy to:	With a copy to:

Foley & Larder LLP	Risk Finance
One Independent Drive, Suite 1300	180 Maiden Lane, 19th Floor
Jacksonville, Florida 32202	New York, New York 10038
Attention: Robert S. Bernstein, Esq.	Attention: Division General Counsel
Re: Financing Agreement
Ladies and Gentlemen:
     Reference is hereby made to the Financing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Agreement”), among Imperial PFC Financing, LLC, an Illinois limited liability company (the “Borrower”), the lenders from time to time party thereto, including Ableco Finance LLC, a Delaware limited liability company (each, a “Lender” and collectively, the “Lenders”), Ableco Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), and Ableco Finance LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with its capacities as Lender and Collateral Agent, collectively, “Ableco”). All terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Agreement.
     Ableco has been advised that the Borrower wishes to (x) repay in full and completely discharge the Obligations under the Agreement and the other Loan Documents and (y) terminate the Agreement. By its acknowledgment below, the Borrower (i) confirms that no Notice of Borrowing is outstanding as of the date of this letter agreement, and (ii) agrees that it shall not request, and Ableco shall have no obligation to fund, any Loan from and after the date of this letter agreement.
     The amount required to repay in full and completely discharge the Obligations under the Agreement and the other Loan Documents at or before 12:00 noon (New York City time) on September 8, 2010 is $63,976,942.31 (the “Expected Payoff Amount”) in immediately available funds, which, if not paid by such day and time, shall be increased by an amount equal to $29,224.90 per day in respect of accrued interest in accordance with the terms of the Agreement (such amount, after giving effect to any such adjustment, the “Payoff Amount”). The components of the Payoff Amount are described on Schedule I attached hereto. The entire Payoff

Amount shall be remitted by wire transfer to the applicable accounts designated on Schedule II attached hereto.
     Upon its receipt of the Payoff Amount, Ableco agrees:
     (a) to disburse such funds to the appropriate parties for immediate application to the Obligations in accordance with the terms of the Agreement; and
     (b) if, at any time on or after the date the Payoff Amount is received by Ableco, Ableco receives from any Person any amounts relating to the Agreement or any other Loan Document or the transactions contemplated thereby, it will promptly, but in any event not later than three (3) Business Days after receipt thereof, remit such amounts to the Borrower.
     Such day on which the Payoff Amount is received in the applicable accounts on Schedule II attached hereto on or before 12:00 noon (New York City time) shall be the Final Maturity Date under the Agreement.
     Upon receipt of the Payoff Amount in full as provided above:
     (i) the Obligations shall be repaid in full and completely discharged;
     (ii) the Agreement and each other Loan Document (including, without limitation, the Collateral Agency Agreement, the Cash Management Agreement (as defined below), the Backup Servicing Agreement (as defined below), the Landlord’s Waiver (as defined below) and the SunTrust Account Agreement (as defined below)) other than the Initial Servicing Agreement shall be terminated;
     (iii) the Borrower shall have no further obligations or liabilities to Ableco under the Agreement or any other Loan Document; provided, that obligations of the Borrower to Ableco that expressly survive termination of the Agreement or any other Loan Document shall survive termination of the Agreement and the other Loan Documents terminated in accordance with clause (ii) of this paragraph;
     (iv) Ableco shall automatically relinquish any and all of its rights with respect to the Master Participation Agreement, any Insurance Premium Loan Sale and Assignment Agreement, the Initial Servicing Agreement and the Borrower Operating Agreement (as defined below);
     (v) all Liens of Ableco in the Collateral and any other property granted to or for the benefit of Ableco to secure the Obligations of the Borrower pursuant to the Agreement and the other Loan Documents shall automatically terminate and be released;
     (vi) Ableco shall promptly thereafter return to the Equity Guarantor all materials (other than the Guarantor Security Agreement) delivered to Ableco pursuant to Section 5.01(d)(ii) of the Agreement, including, without limitation, the original membership interest certificates representing all of the membership interests of the Borrower owned by the Equity Guarantor and any accompanying undated transfer powers executed in blank and other proper instruments of transfer previously delivered to Ableco pursuant to Section 5.01(d)(ii) of the Agreement, in each case without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrower;
     (vii) Ableco shall promptly thereafter deliver to the Borrower an executed Termination Direction Letter, substantially in the form of Exhibit A attached hereto, without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrower;
     (viii) Ableco or its legal counsel or other representative shall, at the sole cost and expense of the Borrower, promptly thereafter deliver and, where applicable, execute and endorse such agreements, documents and instruments evidencing or effecting the release of the security interests and Liens in the Collateral and any other property granted to or for the benefit of Ableco to secure the Obligations of the Borrower pursuant to the Agreement and the other Loan Documents as may be reasonably requested and prepared from time to time by the Borrower and reasonably acceptable to Ableco as to form and to substance, in each case without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied;
     (ix) Ableco irrevocably authorizes the Borrower and its agents, representatives and designees to prepare and execute on Ableco’s behalf or to request or file UCC-3 termination statements (without Ableco’s signature to the extent authorized under applicable law) for each UCC or other filing relating to security interests and Liens in the Collateral and any other property granted to or for the benefit of Ableco to secure the Obligations of the Borrower pursuant to the Agreement and the other Loan Documents, in each case without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrower; and
     (x) Ableco irrevocably authorizes the Borrower and its agents, representatives and designees to deliver a copy of this letter agreement to any person to notify such person of the foregoing, in each case without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrower.
     As used above, the following terms have the meaning ascribed to them below:
     (1) “Backup Servicing Agreement” means the Backup Servicing Agreement, dated as of August 18, 2008 (as amended, supplemented or otherwise modified prior to the date hereof), by and among the Borrower, the Originator and Wells Fargo Bank, National Association, a national banking association;
     (2) “Borrower Operating Agreement” means the Limited Liability Company Agreement of Imperial PFC Financing, LLC, dated as of July 22, 2008 (as amended, supplemented or otherwise modified prior to the date hereof), by and between Imperial Premium Finance, LLC, a Florida limited liability company, and Donald J. Puglisi;
     (3) “Cash Management Agreement” means the Deposit Account Control Agreement, dated as of September 11, 2008 (as amended, supplemented or otherwise modified prior to the date hereof), by and among Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), the Borrower and Ableco Finance LLC, a Delaware limited liability company, as agent for certain lenders;
     (4) “Landlord” means Commerce Realty;
     (5) “Landlord’s Waiver” means the Landlord’s Waiver and Consent, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof), by and between the Landlord and Ableco Finance LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent; and
     (6) “SunTrust Account Agreement” means the Restricted (Blocked) Account Agreement, dated as of August 2008 (as amended, supplemented or otherwise modified prior to the date hereof), by and among Ableco Finance, LLC, a Delaware limited liability company, as the secured party, the Borrower and SunTrust Bank.
     By executing and delivering this letter agreement, Ableco makes no representation or warranty and assumes no responsibility with respect to the Collateral or any other property granted to or for the benefit of Ableco to secure the Obligations of the Borrower pursuant to the Loan Documents. The Borrower hereby agrees that the Borrower shall have no recourse against Ableco or any of its Affiliates with respect to the Collateral or any other property granted to or for the benefit of Ableco to secure the Obligations of the Borrower pursuant to the Loan Documents or any portion thereof sold, assigned, transferred and reconveyed pursuant hereto.
     The Borrower hereby releases and discharges the Agents, the Lenders and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, damages, costs and expenses, obligations, claims, demands, accounts, actions, causes of actions, suits, and counterclaims, at law or in equity, that it at any time had or has or that its successors and assigns hereafter may have against any Releasee that arises under, or in connection with, or that otherwise relates, directly or indirectly, to the Agreement, any other Loan Document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, the Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of any rule or law which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR”.
     The Borrower hereby waives, as to each and every claim released hereunder, the benefit of each other similar provision of applicable federal or state law (including, without limitation, the laws of the State of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

     The Borrower hereby agrees that upon receipt of the Payoff Amount, the Agents, the Lenders and their respective participants, if any, shall have no further (A) commitment to provide loans or other financial accommodations under the Agreement or the other Loan Documents and (B) obligation, duty or responsibility under the Agreement, any other Loan Document or any other document or agreement executed and/or delivered in connection therewith, except as expressly set forth in this letter agreement.
     Notwithstanding anything to the contrary contained herein, nothing in this letter agreement shall terminate or otherwise impair the Obligations with respect to the indemnification and expense reimbursement provisions of the Loan Documents and the payment of all amounts owing thereunder (including, without limitation, Sections 12.04 and 12.15 of the Agreement).
     The Borrower shall pay on demand all of the fees, costs and expenses incurred by the Agents and the Lenders (including, without limitation, the fees, costs and expenses of counsel to the Agents and the Lenders) in connection with the preparation, execution, delivery and performance of this letter agreement, provided that all such fees, costs and expenses incurred on or before the date hereof are included in, and shall be satisfied by the payment of, the Payoff Amount as of September 8, 2010.
     If any payment or transfer (or any portion thereof) to any Agent, any Lender or any of their respective participants shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be returned or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Borrower or otherwise, then such payment or transfer shall immediately be reinstated, without need for any action by any Person, and shall be enforceable against the Borrower and its successors and assigns as if such payment had never been made (in which case this letter agreement shall in no way impair the claims of the Agents, the Lenders and their respective participants with respect to such payment or transfer).
     THIS LETTER AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. A facsimile or PDF copy of any signature hereto shall be deemed the original thereof and shall be effective as delivery of a manually executed counterpart of this letter agreement. The Borrower confirms its agreement to the terms and provisions of this letter agreement by returning to Ableco a signed counterpart of this letter agreement. This letter agreement may be amended, modified or waived only in a writing signed by Ableco and the Borrower.

     If the Payoff Amount is not received on or before 5:00 pm (New York City time) on September 10, 2010, this letter agreement shall automatically terminate and shall have no further force or effect.
[Signature page follows]

     This letter agreement shall become effective on and as of the Final Maturity Date when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns and no other Person shall have any rights herein as a third party beneficiary or otherwise.

Very truly yours, ABLECO FINANCE LLC, as Lender, Collateral Agent and Administrative Agent
By:
Name:
Title:

ACKNOWLEDGED AND AGREED: IMPERIAL PFC FINANCING, LLC, as Borrower
By:
Name:
Title:

Payoff Letter

SCHEDULE 1
PAYOFF AMOUNT

Aggregate principal amount of the outstanding Revolving Loans as of September 8, 2010	$971,797.54
Accrued and unpaid interest on such aggregate principal amount of the outstanding Revolving Loans as of September 8, 2010	$3,117.85
Aggregate principal amount of the outstanding Term Loans as of September 8, 2010	$62,791,611.00
Accrued and unpaid interest on such aggregate principal amount of the outstanding Term Loans as of September 8, 2010	$201,456.42
Legal fees and expenses through September 8, 2010 (To be wired to Schulte Roth & Zabel LLP)	$8,959.50
Total	$63,976,942.31	[1]

[1]	Subject to a per diem amount of $29,224.90 for each day after 12:00 noon (New York City time) on September 8, 2010 until the adjusted Payoff Amount is received in respect of daily accruals of interest and fees

SCHEDULE II
ABLECO DESIGNATED ACCOUNT FOR PRINCIPAL AND INTEREST ON
THE TERM LOANS AND REVOLVING LOANS

Name of the bank:
ABA# of the bank:
Name of the account:	CDO Wire
Account #:
Payee’s Federal tax ID:
Sub-Account Name:	Ableco Finance LLC Collection
Sub-Account Number:
Reference Data:	Imperial PFC Financing, LLC
Bank contact name and phone number:
Payee contact name and phone number:
SCHULTE ROTH & ZABLE LLP DESIGNATED ACCOUNT FOR LEGAL
FEES AND EXPENSES

Name of the bank:

ABA# of the bank:

Name of the account:	Schulte Roth & Zabel LLP
Attorney Business Account
Account #:
Reference Data:

EXHIBIT A
TERMINATION DIRECTION LETTER
[SEE ATTACHED]

Ableco Finance LLC
299 Park Avenue, 23rd Floor
New York, New York 10171
September 8, 2010

Imperial PFC Financing, LLC	Wells Fargo Bank, N.A.
500 North Michigan Avenue, Suite 300	c/o Wachovia Bank
Chicago, Illinois 60611	Mail Code D 1129-072
301 South Tryon Street—Floor M7
Charlotte, North Carolina 28282
Attention: Commercial DDA—Legal Risk
Mgmt DACA Team, Designated Office

With a copy to:	With a copy to:

Foley & Larder LLP	Wells Fargo Bank, N.A.
One Independent Drive, Suite 1300	c/o Wachovia Bank
Jacksonville, Florida 32202	350 East Las Olas Boulevard, Suite 1800
Attention: Robert S. Bernstein, Esq.	Fort Lauderdale, Florida 33301
MAC Z6074-011
Attention: Douglas E. Roberts, Senior Vice
President, Senior Relationship Manager,
Commercial Banking

Imperial Premium Finance, LLC	SunTrust Bank
701 Park of Commerce Boulevard, Suite 301	501 South Flagler Drive
Boca Raton, Florida 33487	West Palm Beach, Florida 33401
Attention: Juan Carlos Tagle, Vice President

Portfolio Financial Servicing Company 2121 S.W. Broadway, Suite 200 Portland, Oregon 97201	With a copy to: SunTrust Bank 7818 Parham Road, Mail Code CS-RIC-4219
Richmond, Virginia 23261
Attention: Jody Trice

Wells Fargo Bank, N.A.
6th & Marquette, MAC N9311-161
Minneapolis, Minnesota 55479

Commerce Realty
10957-A North Military Trail
Palm Beach Gardens, Florida 33410
Attention: Gale Jackson, Property Manager

Re: Financing Agreement
Ladies and Gentlemen:
     Reference is hereby made to the following agreements:
1.	the Financing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Agreement”), among Imperial PFC Financing, LLC, an Illinois limited liability company (the “Borrower”), the lenders from time to time party thereto, including Ableco Finance LLC, a Delaware limited liability company (each, a “Lender” and collectively, the “Lenders”), Ableco Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), and Ableco Finance LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with its capacities as Lender and Collateral Agent, collectively, “Ableco”);

2.	the Master Participation Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Master Participation Agreement”) by and between Imperial Premium Finance, LLC a Florida limited liability company (the “Originator”), and the Borrower;

3.	each Insurance Premium Loan Sale and Assignment Agreement by and between the Originator and the Borrower (each, as amended, supplemented or otherwise modified prior to the date hereof, a “Loan Sale and Assignment Agreement”);

4.	the Servicing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Initial Servicing Agreement”), by and between Portfolio Financial Servicing Company, a Delaware corporation (in such capacity, the “Initial Servicer”) and the Borrower;

5.	the Backup Servicing Agreement, dated as of August 18, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Backup Servicing Agreement”), by and among the Borrower, the Originator and Wells Fargo Bank, National Association, a national banking association (the “Backup Servicer”);

6.	the Collateral Agency Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Collateral Agency Agreement”), by and among the Borrower, the Originator, Portfolio Financial Servicing Company, a Delaware corporation (in such capacity, the “Insurance Collateral Agent”), and Ableco Finance LLC, a Delaware limited liability company, as Collateral Agent;

7.	the Deposit Account Control Agreement, dated as of September 11, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Cash

Management Agreement”) by and among Wells Fargo Bank, N.A., as successor by merger to Wachovia Bank, National Association (the “Cash Management Bank”), the Borrower and Ableco Finance LLC, a Delaware limited liability company, as agent for certain lenders;

8.	the Landlord’s Waiver and Consent, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Landlord’s Waiver”), by and between Commerce Realty (the “Landlord”) and Ableco Finance LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent;

9.	the Limited Liability Company Agreement of Imperial PFC Financing, LLC, dated as of July 22, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Borrower Operating Agreement”), by and between Imperial Premium Finance, LLC, a Florida limited liability company (the “Member”), and Donald J. Puglisi (the “Independent Director”); and

10.	the Restricted (Blocked) Account Agreement, dated as of August 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “SunTrust Account Agreement”), by and among Ableco Finance, LLC, a Delaware limited liability company, as the secured party, the Borrower and SunTrust Bank (“SunTrust”).
     Ableco hereby notifies each of the Borrower, the Originator, the Initial Servicer, the Backup Servicer, the Insurance Collateral Agent, the Cash Management Bank, the Landlord, the Member, the Independent Director and SunTrust that Ableco has received, on the date hereof, an amount sufficient to repay in full and completely discharge all amounts owing to Ableco under the Agreement and the other “Loan Documents” (as defined in the Agreement) (such amounts owing to Ableco, the “Ableco Obligations”), and accordingly, the Agreement is terminated, effective as of the date hereof (the “Termination Date”).
     In connection with the satisfaction in full and complete discharge of the Ableco Obligations and the termination of the Agreement, Ableco is delivering this letter to you, in each case, without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and this letter shall constitute full notification to:
1.	the Borrower that as of the Termination Date, (A) Ableco relinquishes any and all of its rights and obligations under (i) the Master Participation Agreement, (ii) each Loan Sale and Assignment Agreement, (iii) the Initial Servicing Agreement and (iv) the Borrower Operating Agreement, (B) with respect to the Backup Servicing Agreement, (i) Ableco consents to and acknowledges the termination of the Backup Servicing Agreement, subject to those undertakings that shall survive termination of such agreement, and (ii) such termination shall be effective notwithstanding the fact that none of the duties and obligations of the Backup Servicer shall be assumed by an “Approved Back-Up Servicer” (as defined in the Backup Servicing Agreement) in connection with such termination, (C) pursuant to Ableco’s rights under Section 8(a) of the Cash Management Agreement, such agreement shall terminate, subject to those undertakings that shall survive termination of such agreement, (D) with respect to the Collateral Agency Agreement, (i) the Ableco Obligations have been satisfied in full and completely discharged, (ii) pursuant to Section 2(b) of the Collateral Agency Agreement, the Insurance Collateral Agent has no further obligation to perform its duties under the Collateral Agency Agreement and the “Pledge Agreements” (as defined in the Collateral Agency Agreement), (iii) Ableco consents to and acknowledges the termination of the Collateral Agency Agreement, subject to those undertakings that shall survive termination of such agreement, and (iv) such termination shall be effective notwithstanding the fact that the Insurance Collateral Agent will not assign to a party designated by Ableco the Insurance Collateral Agent’s rights and obligations under the “Pledge Agreements” (as defined in the Collateral Agency Agreement), and (E) with respect to the SunTrust Account Agreement, pursuant to Ableco’s rights under Section 6 of the SunTrust Account Agreement, Ableco consents to and acknowledges the termination of the SunTrust Account Agreement, subject to those undertakings that shall survive termination of such agreement;

2.	the Originator that as of the Termination Date, (A) Ableco relinquishes any and all of its rights and obligations under (i) the Master Participation Agreement and (ii) each Loan Sale and Assignment Agreement, (B) with respect to the Backup Servicing Agreement, (i) Ableco consents to and acknowledges the termination of the Backup Servicing Agreement, subject to those undertakings that shall survive termination of such agreement, and (ii) such termination shall be effective notwithstanding the fact that none of the duties and obligations of the Backup Servicer shall be assumed by an “Approved Back-Up Servicer” (as defined in the Backup Servicing Agreement) in connection with such termination and (C) with respect to the Collateral Agency Agreement, (i) the Ableco Obligations have been satisfied in full and completely discharged, (ii) pursuant to Section 2(b) of the Collateral Agency Agreement, the Insurance Collateral Agent has no further obligation to perform its duties under the Collateral Agency Agreement and the “Pledge Agreements” (as defined in the Collateral Agency Agreement), (iii) Ableco consents to and acknowledges the termination of the Collateral Agency Agreement, subject to those undertakings that shall survive termination of such agreement, and (iv) such termination shall be effective notwithstanding the fact that the Insurance Collateral Agent will not assign to a party designated by Ableco the Insurance Collateral Agent’s rights and obligations under the “Pledge Agreements” (as defined in the Collateral Agency Agreement);

3.	the Initial Servicer that as of the Termination Date, Ableco relinquishes any and all of its rights and obligations under the Initial Servicing Agreement;

4.	the Backup Servicer that as of the Termination Date, (i) Ableco consents to and acknowledges the termination of the Backup Servicing Agreement, subject to those undertakings that shall survive termination of such agreement, and (ii) such termination shall be effective notwithstanding the fact that none of the duties and obligations of the Backup Servicer shall be assumed by an “Approved Back-Up Servicer” (as defined in the Backup Servicing Agreement) in connection with such termination;

5.	the Insurance Collateral Agent that as of the Termination Date, (i) the Ableco Obligations have been satisfied in full and completely discharged, (ii) pursuant to Section 2(b) of the Collateral Agency Agreement, the Insurance Collateral Agent has no further obligation to perform its duties under the Collateral Agency Agreement and the “Pledge Agreements” (as defined in the Collateral Agency Agreement), (iii) Ableco consents to and acknowledges the termination of the Collateral Agency Agreement, subject to those undertakings that shall survive termination of such agreement, and (iv) such termination shall be effective notwithstanding the fact that the Insurance Collateral Agent will not assign to a party designated by Ableco the Insurance Collateral Agent’s rights and obligations under the “Pledge Agreements” (as defined in the Collateral Agency Agreement);

6.	the Cash Management Bank that as of the Termination Date, pursuant to Ableco’s rights under Section 8(a) of the Cash Management Agreement, such agreement shall terminate, subject to those undertakings that shall survive termination of such agreement;

7.	the Landlord that as of the Termination Date, (i) the Ableco Obligations have been satisfied in full and completely discharged and (ii) Ableco consents to and acknowledges the termination of the Landlord’s Waiver, subject to those undertakings that shall survive termination of such agreement;

8.	the Member that as of the Termination Date, Ableco relinquishes any and all of its rights and obligations under the Borrower Operating Agreement;

9.	the Independent Director that as of the Termination Date, Ableco relinquishes any and all of its rights and obligations under the Borrower Operating Agreement; and

10.	SunTrust that as of the Termination Date, pursuant to Ableco’s rights under Section 6 of the SunTrust Account Agreement, Ableco consents to and acknowledges the termination of the SunTrust Account Agreement, subject to those undertakings that shall survive termination of such agreement.
     THIS LETTER FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This letter shall become effective on and as of the Termination Date when it shall have been executed and delivered by Ableco and thereafter shall be binding upon and inure to the benefit of each of Ableco, the Borrower, the Originator, the Initial Servicer, the Backup Servicer, the Insurance Collateral Agent, the Cash Management Bank, the Landlord, the Member, the

Independent Director, SunTrust and their respective successors and permitted assigns and no other Person shall have any rights herein as a third party beneficiary or otherwise.
[signature page follows]

Very truly yours, ABLECO FINANCE LLC, as Lender, Collateral Agent and Administrative Agent
By:
Name:
Title:

Termination Direction Letter

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EXHIBIT H
Form of Amended and Restated Servicing Agreement
[see attached]

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Execution Copy
AMENDED AND RESTATED SERVICING AGREEMENT
     This AMENDED AND RESTATED SERVICING AGREEMENT (including all amendments, modifications and supplements and any exhibits or schedules, this “Agreement”) is entered into by and between PORTFOLIO FINANCIAL SERVICING COMPANY, a Delaware corporation (“PFSC”), and IMPERIAL PFC FINANCING, LLC, an Illinois limited liability company (“CLIENT” and “Borrower”), as of September 8, 2010 (the “Effective Date”). This Agreement amends and entirely restates that certain Servicing Agreement, dated as of August 7, 2008, by and between PFSC and CLIENT (including any exhibits or schedules thereto, the “Original Servicing Agreement”). Each of PFSC and CLIENT is referred to herein as a “Party” and collectively as the “Parties.” Each of the Parties hereto acknowledges that the Original Servicing Agreement governed the obligations of the Parties prior to the Effective Date.
     WHEREAS, Imperial Premium Finance, LLC, a Florida limited liability company, and an affiliate of CLIENT (“Originator”) from time to time made insurance premium loans to third parties in amounts sufficient to fund premiums payable by such third parties on life insurance policies and certain other amounts (the “Insurance Premium Loans”);
     WHEREAS, Originator sold and assigned certain Insurance Premium Loans to Borrower pursuant to the terms and conditions of Insurance Premium Loan Sale and Assignment Agreements entered into by and between Originator and Borrower from time to time (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Purchase Agreements”);
     WHEREAS, Originator sold 100% participations (the “Participations”) in certain Insurance Premium Loans to Borrower pursuant to the terms and conditions of that certain Master Participation Agreement, dated as of August 7, 2008, by and between Originator and Borrower (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Master Participation Agreement”);
     WHEREAS, Borrower financed the purchase of such Participations and Insurance Premium Loans in part by obtaining loans pursuant to that certain Financing Agreement, dated as of August 7, 2008 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Financing Agreement”), among Borrower, the lenders from time to time party thereto, including Ableco Finance LLC, a Delaware limited liability company (each, a “Lender” and collectively, together with their successors and assigns, the “Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Lenders (together with its successors and assigns, the “Agents” and together with its capacity as a Lender, “Ableco”);
     WHEREAS, Borrower and Lexington Insurance Company, a Delaware property and casualty insurance company (“Lexington”), are parties to an Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Settlement Agreement”);

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     WHEREAS, pursuant to the Settlement Agreement, Lexington has paid, at the direction and for the benefit of Borrower, a portion of the “Settlement Amount” (as defined in the Settlement Agreement) to Ableco in full satisfaction of all amounts owed by Borrower to Ableco under the Financing Agreement and all other “Loan Documents” (as defined in the Financing Agreement), whereupon the Financing Agreement terminated;
     WHEREAS, pursuant to the Termination Direction Letter, dated as of September 8, 2010, attached as Exhibit A hereto (the “Termination Direction Letter”), Ableco has notified each of Borrower and PFSC that as of the “Termination Date” (as defined in the Termination Direction Letter), Ableco relinquishes any and all of its rights and obligations under the Original Servicing Agreement;
     WHEREAS, PFSC has been performing servicing and monitoring functions relating to the Insurance Premium Loans acquired under the Master Participation Agreement and Purchase Agreement (the “Client Portfolio”) on the terms and conditions specified in the Original Servicing Agreement;
     WHEREAS, CLIENT desires for PFSC to continue performing such servicing and monitoring functions relating to the Client Portfolio on the terms and conditions specified herein; and
     WHEREAS, PFSC desires to perform such servicing and monitoring functions on the terms and conditions specified herein.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, the Parties hereby agree as follows:
     1. Client Portfolio Servicing. For the term of this Agreement, PFSC shall provide the services described in Schedule 1 attached hereto (collectively, the “Services”) with respect to the Client Portfolio. PFSC hereby agrees to faithfully and diligently perform the Services in accordance with customary industry standards for servicing financial transactions of the type which comprise the portfolio.
     2. Compensation.
          2.1 Servicing Fees. From and after the Effective Date of this Agreement for the Services provided hereunder, CLIENT shall pay to PFSC, within ten (10) calendar days of invoice receipt (whether paper or electronic), and in readily collectible U.S. Dollars, the amounts set forth in Schedule 1 attached hereto (collectively, the “Servicing Fees”).
          2.2 Reimbursement of Expenses. CLIENT may request PFSC to advance the fees and costs associated with the Client Portfolio, as set forth in Schedule 1 attached hereto, and CLIENT will reimburse PFSC for such fees and costs upon proper receipt by CLIENT of evidence that such fees and costs have been incurred, subject to the payment provisions of Section 2.1.

2

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Notwithstanding the foregoing, no provision of this Agreement shall require PFSC to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole reasonable judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.
     3. Effective Date. PFSC shall promptly commence providing the Services on the terms and conditions specified herein on the Effective Date.
     4. Power of Attorney. CLIENT hereby irrevocably appoints PFSC as CLIENT’s attorney-in-fact and proxy, with full authority in the place and stead of CLIENT and in the name of CLIENT or otherwise, from time to time in PFSC’s discretion, to take any action and to execute any instrument that PFSC may deem necessary or advisable to accomplish the purposes of this Agreement. This power is coupled with an interest and is irrevocable until the date on which all of the Obligations are indefeasibly paid in full after the termination of each of the Settlement Documents.
     5. Term of Agreement.
          5.1 Initial Term and Renewals. This Agreement shall commence on the Effective Date of this Agreement and shall continue through August 7, 2011 (the “Initial Term”). This Agreement shall automatically renew for consecutive one (1) year periods (the “Renewal Term”) unless either Party provides written notice of their intent not to renew at least one-hundred twenty (120) calendar days’ prior to expiration of the Initial Term or any Renewal Term.
          5.2 Early Termination.
               5.2.1. Early Termination by CLIENT for Cause. CLIENT may terminate this Agreement for cause by giving at least thirty (30) calendar days’ prior written notice to PFSC and Lexington, upon the occurrence of any of the following:
                    (a) PFSC’s failure to substantially provide the Services described in Schedule 1, which failure of performance is not cured within ten (10) Business Days of PFSC’s receipt of written notice of such failure from CLIENT;
                    (b) any gross or willful misconduct of PFSC resulting in a material loss to CLIENT;
                    (c) PFSC shall become insolvent, shall admit in writing its inability to pay its debts generally, or a voluntary or involuntary petition under the Federal bankruptcy laws shall be filed by or against PFSC and, in the case of an involuntary filing, the petition is not dismissed prior to entry of an order for relief; or
                    (d) PFSC’s breach of any of its representations and warranties included in this Agreement, which breach is not cured within ten (10) Business Days of PFSC’s receipt of written notice of such breach from CLIENT.

3

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               5.2.2. Early Termination by PFSC for Cause. PFSC may terminate this Agreement for cause by giving at least thirty (30) calendar days’ prior written notice to CLIENT and Lexington, upon the occurrence of any of the following:
                    (a) CLIENT’s failure to pay to PFSC any payment when due hereunder, which delinquency is not cured within ten (10) Business Days of CLIENT’s receipt of written notice of such delinquency from PFSC;
                    (b) any gross or willful misconduct of CLIENT resulting in a material loss to PFSC;
                    (c) CLIENT shall become insolvent, shall admit in writing its inability to pay its debts generally, or a voluntary or involuntary petition under the Federal bankruptcy laws shall be filed by or against CLIENT and, in the case of an involuntary filing, the petition is not dismissed prior to entry of an order for relief; or
                    (d) CLIENT’s breach of any of its representations and warranties included in this Agreement, which breach is not cured within ten (10) Business Days of CLIENT’s receipt of written notice of such breach from PFSC.
               5.2.3. Early Termination by CLIENT for Other than Cause. CLIENT may terminate this Agreement for other than cause by:
                    (a) providing PFSC and Lexington with one-hundred twenty (120) calendar days’ prior written notice (the “Early Termination Notice”) of its intention to terminate the Agreement prior to its stated Initial Term or any Renewal Term; and
                    (b) paying to PFSC a fee equivalent to four (4) months’ revenue calculated as follows: the sum of all invoices PFSC billed CLIENT in the preceding four (4) month period immediately prior to delivery of the Early Termination Notice (the “Early Termination Fee”). The Early Termination Fee is due and payable at such time as the Early Termination Notice is delivered to PSFC, and the one-hundred twenty (120) calendar day notice period shall not commence until such Early Termination Fee has been received by PFSC in readily collectible U.S. Dollars.
               5.2.4. Early Termination by PFSC for Other than Cause. PFSC may not terminate this Agreement for other than cause except upon determination that the performance of its duties hereunder shall no longer be permissible under any laws, rules or regulations applicable to it or if such resignation is required by governmental or regulatory authorities.
               5.2.5. Early Termination by Lexington. Upon the occurrence and during the continuance of a Servicer Termination Event, Lexington may immediately terminate this Agreement, in its sole discretion, by delivery of written notice of such termination to each of CLIENT and PFSC. In connection with such termination, no Early Termination Fee shall be due or be required to be paid.
     6. Termination. The termination of this Agreement for any reason, including expiration of the Initial Term or any Renewal Term, shall not be effective prior to the assumption

4

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of all duties and obligations of PFSC hereunder by a successor servicer who is approved in writing by Lexington (the “Approved Successor Servicer”). Upon any such termination of this Agreement, PFSC shall (i) cooperate with any Approved Successor Servicer in effecting the termination of the responsibilities and rights of PFSC under this Agreement and (ii) release to the Approved Successor Servicer the files, books and records (including computer records) relating to the Client Portfolio, including, without limitation, (x) originals or copies of any Loan Documentation Packages and all correspondence relating to each Insurance Premium Loan in the possession of PFSC at the date of termination of this Agreement and (y) any data maintained by PFSC that is in the possession of PFSC at the date of termination of this Agreement and that is necessary to the servicing and monitoring of the Insurance Premium Loans and the related Life Insurance Policies; provided, however, that CLIENT is not in default of Section 2.1 of this Agreement. CLIENT shall reimburse PFSC for all out-of-pocket costs and expenses incurred by PFSC and pay PFSC’s hourly rate of $150.00 per hour for any programming or information technology support and $105.00 per hour for all other administrative support services requested by CLIENT in connection with CLIENT’s request for the return of documents or files and transition assistance in connection with the transfer of servicing obligations to the Approved Successor Servicer. Such termination or “de-conversion” charges will be billed by PFSC to CLIENT monthly, will be assessed in a commercially reasonable manner and supported by employee time cards, and will be subject to the provisions of Section 2.1 of this Agreement.
Prior to PFSC’s delivery of final Client Portfolio data in either electronic or hard copy form, CLIENT shall pre-pay to PFSC the expected Servicing Fees and reimbursement of expenses for the final month that PFSC provides the Services. Within thirty (30) calendar days after the termination date, PFSC shall provide CLIENT with a final accounting of Servicing Fees and reimbursable expenses and shall either invoice CLIENT for any remaining charges or refund the necessary amount to CLIENT, as appropriate.
     7. Representations and Warranties of PFSC. PFSC represents and warrants the following:
          (a) Business Entity; Authority. PFSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is authorized to conduct business in the State of Oregon. PFSC has obtained all necessary licenses and approvals in all jurisdictions where failure to be so qualified and in good standing would have a material adverse effect on PFSC’s business and operations.
          (b) Authorization; Binding Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action by PFSC. This Agreement has been duly and validly executed and delivered on behalf of PFSC and is binding upon and enforceable against PFSC in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors, and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other applicable remedies.
          (c) No Adverse Consequences. Neither the execution and delivery of this Agreement by PFSC nor the consummation of the transactions contemplated hereby will (i)

5

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violate any applicable law, judgment, order, decree, regulation or ruling of any governmental authority or violate any provision of the articles of incorporation of PFSC, or (ii) either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, or result in the breach of the terms, conditions, or provisions of or constitute a default under any agreement, instrument, license or permit to which PFSC is a party or by which it is bound.
          (d) Compliance with Laws. PFSC has operated its business in accordance with all applicable laws and regulations, and PFSC is not in violation of any such laws or regulations other than such violations which singly or in the aggregate do not, and, with the passage of time will not, have a material adverse affect on its business or assets, or its ability to perform its obligations under this Agreement. All Services shall be performed and provided in compliance with all applicable Federal, state, and local laws, regulations, and rules.
          (e) FCPA. PFSC is aware of and familiar with the provisions of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) and will act in compliance with and take no action and make no payment in violation of or which might cause it or CLIENT and each of their respective directors, officers, employees or agents to be in violation of the FCPA.
          (f) No Ownership Interest by PFSC. PFSC does not have any ownership interest in the underlying assets, payment streams, equipment, legal documents, or other tangible or intangible assets of the Client Portfolio. All materials delivered by CLIENT to PFSC in connection with the Services shall be the property of CLIENT, and CLIENT shall have good and clear title to all such materials.
     8. Representations and Warranties of CLIENT. CLIENT represents and warrants the following:
          (a) Business Entity; Authority. CLIENT is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Illinois and has obtained all necessary licenses and approvals in all jurisdictions where failure to be so qualified and in good standing would have a material adverse effect on CLIENT’ s business and operations or on PFSC’s ability to provide the Services contemplated by this Agreement.
          (b) Authorization; Binding Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action by CLIENT, its directors and shareholders. This Agreement has been duly and validly executed and delivered on behalf of CLIENT and is binding upon and enforceable against CLIENT in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors, and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other applicable remedies.
          (c) No Adverse Consequences. Neither the execution and delivery of this Agreement by CLIENT nor the consummation of the transactions contemplated hereby will (i) violate any applicable law, judgment, order, decree, regulation or ruling of any governmental authority or violate any provision of the articles of organization of CLIENT, or (ii) either alone

6

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or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, or result in the breach of the terms, conditions, or provisions of or constitute a default under any agreement, instrument, license or permit to which CL ENT is a party or by which it is bound.
          (d) Compliance with Laws. CLIENT has operated its business in accordance with all applicable laws and regulations, and CLIENT is not in violation of any such laws or regulations other than such violations which singly or in the aggregate do not, and, with the passage of time will not, have a material adverse affect on its business or assets, or its ability to perform its obligations under this Agreement.
          (e) FCPA. CLIENT is aware of and familiar with the provisions of the FCPA and will act in compliance with and take no action and make no payment in violation of or which might cause it or PFSC and each of their respective directors, officers, employees or agents to be in violation of the FCPA.
          (f) No Ownership Interest by CLIENT. CLIENT does not have any ownership interest or any other rights whatsoever in PFSC’s computer systems (hardware and software), electronic and written reports or other data, web sites or URLs, telecommunications systems, toll-free phone numbers, policies, procedures, process and flow charts, business practices, trade names, trademarks, or any other tangible or intangible asset of PFSC. Any computer programming, reporting customization, or other business practices adopted for the benefit of CLIENT shall at all times remain the exclusive property of PFSC, to which CLIENT will assert no rights, regardless of whether CLIENT compensated PFSC for such work.
     9. Independent Contractor. PFSC is an independent contractor and shall perform the Services hereunder as such, and not as the agent, employee, or servant of CLIENT. PFSC and CLIENT shall remain fully responsible for their respective employees’ actions, salaries, benefits, taxes, worker’s compensation, unemployment insurance and any other employee costs or benefits.
     10. Insurance. PFSC at its sole expense agrees to maintain the following insurance coverage during the Initial Term and each Renewal Term of this Agreement:
          (a) all insurance coverage required by Federal, state or local law and statute, including worker’s compensation insurance;
          (b) employer’s general liability insurance of $[*] per claim and in the aggregate; and
          (c) errors and omissions insurance of $[*] per claim and in the aggregate.
     11. Employee Non-Solicitation. During the Initial Term and each Renewal Term of this Agreement and for a period of twelve (12) months after termination of this Agreement, each Party shall not directly, or indirectly through the use of third parties, solicit the other Party’s employees for purposes of employment.

7

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     12. Collections. PFSC shall, on the Business Day of receipt, remit (or cause to be remitted) to the Collection Account any Collections received directly by PFSC with respect to Insurance Premium Loans owned by CLIENT (through participations or assignments) PFSC shall instruct each Premium Finance Borrower to make all payments to the Collection Account.
     13. Service Level Agreement. During the Initial Term and each Renewal Term of this Agreement, PFSC shall provide the following service level commitments to CLIENT:
          (a) PFSC’s offices shall remain open for business Monday through Friday from 8:00 a.m. to 5:00 p.m. Pacific Time, excluding nationally recognized holidays or other PFSC-designated holidays. PFSC’s collections and customer service departments shall be staffed to handle incoming and outgoing calls from 6:00 a.m. to 4:30 p.m. Pacific Time;
          (b) PFSC shall make available to CLIENT its various servicing systems via a secure Internet portal twenty-four (24) hours per day, three-hundred sixty-five (365) or three hundred sixty-six (366) days per year, excluding scheduled maintenance; and
          (c) PFSC shall respond, via telephone, facsimile, or email as appropriate, to all customer inquiries within twenty-four (24) hours of receipt thereof.
     14. Access to Information. Upon PFSC’s receipt of at least two (2) Business Days’ prior written notice from Lexington or CLIENT, PFSC shall give Lexington, CLIENT and their respective counsel, accountants and other representatives reasonable access, during normal business hours, to all of PFSC’s files, books and records (including computer records) relating to the Client Portfolio.
     15. Confidentiality. Each Party agrees that it shall not disclose to any third party (other than Lexington) any information concerning the customers, trade secrets, methods, processes or procedures or any other confidential, financial or business information of the other Party which it learns during the course of its performance of this Agreement, without the prior written consent of such other Party. Notwithstanding the foregoing, PFSC and CLIENT may disclose each other’s confidential and proprietary information without obtaining prior written consent in the following circumstances only: (a) to employees of the disclosing Party, who require such information in order to assist the disclosing Party in performing this Agreement; (b) as required in order to comply with any subpoena, audit request, court order or applicable law, provided, that the disclosing Party gives the other Party prior written notice of such disclosure, if possible; and (c) if such services have been requested by CLIENT hereunder, any disclosures in connection with any sales, use or property tax filings and filings under the Uniform Commercial Code. Notwithstanding anything to the contrary in this Agreement, neither PFSC nor CLIENT shall have any obligation to keep secret any confidential or proprietary information which is in or becomes part of the public domain not due to the fault of any such Party. The Parties’ obligations under this Section 15 shall survive the expiration, cancellation or other termination of this Agreement.
     16. Ad Hoc Requests. During the Initial Term and each Renewal Term of this Agreement, CLIENT may make requests of PFSC that are not included in the scope of services included in Schedule 1 of this Agreement. In such instances, all requests must be made by

8

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CLIENT in writing, and PFSC shall, within five (5) Business Days of PFSC’s receipt of such written request, respond to such requests in writing with a time and cost estimate to fulfill CLIENT’s request. Only after obtaining CLIENT’s written approval to the time and cost estimate will PFSC fulfill CLIENT’s request and invoice CLIENT for the agreed-upon amount. Invoices for such ad hoc requests shall be subject to the provisions of Section 2.1 of this Agreement.
     17. Third-Party Beneficiary. This Agreement will inure to the benefit of and be binding upon the Parties signatory hereto. Both of the Parties hereto agree that Lexington and its successors and assigns are third-party beneficiaries of this Agreement.
     18. Liability and Indemnification of PFSC. Neither PFSC nor any of its directors, officers, members, partners, employees, auditors, accountants, or agents shall be liable for any action taken, suffered, or omitted by it in good faith and believed to be authorized or within the discretion, rights or powers conferred upon it by this Agreement, or for errors in judgment; provided, however, that this Section 18 shall not protect any such person against liability which would otherwise be imposed on such person by reason of such person’s gross negligence or willful misconduct. No liability shall accrue to PFSC when:
          (a) PFSC takes any action or refrains from the taking of any action in accordance with customary industry standards for servicing loans of the type which comprise the Client Portfolio pursuant to this Agreement;
          (b) CLIENT fails to provide necessary, timely, or accurate information in order for PFSC to fulfill the Services described in this Agreement; or
          (c) PFSC relies, in good faith, on any document of any kind which, prima facie, is properly provided by an appropriate person respecting any matters arising hereunder.
EXCEPT FOR PFSC’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN A BREACH OF THIS AGREEMENT, PFSC SHALL NOT BE LIABLE FOR SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF DATA, USE, REVENUE OR PROFITS).
No Party to this agreement shall be liable for any failure to perform its obligations where such failure is as a result of acts of nature (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, acts of foreign enemies, hostilities (whether war is declared or not), civil war, rebellion, revolution, insurrection, military or usurped power of confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or breakdown of public or private or common carrier communications or transmission facilities or equipment failure, or the failure of any unrelated party upon whom PFSC relies to perform the Services described in this Agreement.
CLIENT shall indemnify and hold harmless PFSC against any loss, liability or expense incurred, including reasonable attorney’s fees, in connection with any claim, legal action, investigation or proceeding relating to this Agreement or PFSC’s performance hereunder, except for any loss, liability or expense incurred by reason of PFSC’s gross negligence or willful misconduct.

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     19. Late Charge. If CLIENT fails to pay any amounts when due, CLIENT also agrees to pay to PFSC a service charge equal to the greater of one and one-half percent (1.5%) per month (or the daily prorated amount thereof) on any past-due amounts, or $150.00.
     20. Amendment. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by authorized officers of the Parties hereto and consented to in writing by Lexington. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.
     21. Succession. Neither Party may assign this Agreement or its rights hereunder, or delegate its obligations hereunder without the prior written consent of the other Party and Lexington. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.
     22. Waiver. No delay or omission on the part of any Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. All waivers must be in writing.
     23. Severability. If any provisions of this Agreement are found to be unenforceable as to any person or circumstance, such finding shall not render such a provision invalid or unenforceable as to any other person or circumstance and shall not invalidate any other provision or provisions of this Agreement. If feasible, the term or provision which is found to be invalid or unenforceable shall be deemed to be modified to be within the limits of validity or enforceability.
     24. Law of Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Oregon.
     25. Notices. All notices, requests, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by telecopy, by electronic mail, by Federal Express or other reputable overnight courier or when deposited in the United States mail, postage prepaid, as registered or certified mail, to (i) PFSC at 2121 S.W. Broadway, Suite 200, Portland, Oregon 97201, e-mail: rmaddox@pfsc.com or kworthington@pfsc.com, facsimile: 866-679-7976, (ii) CLIENT at 500 North Michigan Avenue, Suite 300, Chicago, Illinois 60611, e-mail: jneuman@imprl.com, facsimile: 561-995-4202, with a copy to Foley & Larder LLP, One Independent Drive, Suite 1300, Jacksonville, Florida 32202, Attention: Robert S. Bernstein, Esq., e-mail: rbernstein@foley.com, facsimile- 904-359-8700, (iii) Lexington at 180 Maiden Lane, 19th Floor, New York, New York 10038, Attention: Surveillance Department, facsimile: 888-405-2117, with a copy to Division General Counsel, Risk Finance, 180 Maiden Lane, 19th Floor, New York, New York 10038, e-mail: matthew.unterlack@chartisinsurance.com, facsimile: 888-405- 2871 or (iii) as to any of such persons, at such other address, electronic mail address or facsimile number as shall be designated by such person in a written notice to the other persons in accordance with this Section 25. If such notice, demand or other communication is served personally, it shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is telecopied or delivered by electronic mail, it shall be conclusively deemed made when transmitted and confirmation received. If such notice, demand, or other communication is given

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
by mail as aforesaid, it shall be conclusively deemed given seventy-two (72) hours after the deposit thereof in the United States mail addressed to the person to whom such notice, demand or other communication is to be given. If such notice, demand or other communication is delivered by Federal Express or other reputable overnight courier, it shall be conclusively deemed made upon delivery.
     26. Further Assurances. Each of the Parties hereto shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their duties and obligations hereunder and to carry out the intent of the Parties hereto.
     27. Entire Agreement. This Agreement contains the entire understanding of, and supersedes all prior or contemporaneous agreements not specifically referred to herein between the Parties hereto with respect to the subject matter hereof.
     28. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic transmission shall be equally effective as delivery of an original executed counterpart of this Agreement.
     29. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Settlement Agreement.
[remainder of page intentionally left blank]

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

CLIENT: IMPERIAL PFC FINANCING, LLC By: Imperial Premium Finance, LLC, its sole member By: Imperial Holdings, LLC, its managing member
By:
Jonathan Neuman, President

PFSC: PORTFOLIO FINANCIAL SERVICING COMPANY
By:
Print Name:
Title:

ACKNOWLEDGED AND CONSENTED TO: LEXINGTON INSURANCE COMPANY
By:
Print Name:
Title:

Amended and Restated Servicing Agreement

EXHIBIT A
TERMINATION DIRECTION LETTER
[SEE EXHIBIT M]

SCHEDULE 1
SERVICES AND FEE SCHEDULE1

Services	Fee Schedule

Servicing Fee	Ten (10) basis points annually, multiplied by the ending principal balance of the Client Portfolio, assessed monthly

One-Time Set-Up Fee	Waived

Monthly Mini um Servicing Fee	$4,000

Computer Operations
• Dedicated, Secure Portfolio.	Included in servicing fee
• Computer operations and maintenance required to manage the Client Portfolio(s).	Included in servicing fee
• System administration of User Ids for access to the Client Portfolio(s).	Included in servicing fee
• Nightly back-ups of the Client Portfolio data and back-up media off-site.	Included in servicing fee

Contract Set up
• Contract boarding from electronic booking template mutually agreed upon, within three (3) Business Days of receipt.	Included in servicing fee
• Rebook Contracts from commencement should the terms be adjusted by CLIENT post booking, within three (3) Business Days of receipt.	$20.00 re-booking/re-write fee per occurrence
• Maintain CLIENT specs on new bookings (i.e. IDC, income, etc).	Included in servicing fee
• Audit new bookings.	Included in servicing fee

Billing
• Invoice customers per contract terms in the name of CLIENT or lender, as specified by CLIENT. PFSC shall instruct each Premium Finance Borrower to make all payments to the Collection Account.	Included in servicing fee
• Assess and bill fees and assessments in accordance with contract terms.	Included in servicing fee

[1]	Capitalized terms used in this Schedule 1 and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Servicing Agreement to which this Schedule 1 is attached.
Initial      Initial

Payment Posting
• Receive remittance information from CLIENT Lockbox or other collection devices.	Included in servicing fee
• Post payments on same day (or next day) based on receipt of remittance information or other payment notifications.	Included in servicing fee
• Reconcile payments posted on system to deposit totals daily.	Included in servicing fee
• Remit correspondence, notices, or other documents to CLIENT upon receipt.	Included in servicing fee

Customer Service
• Maintain customer service hours 6:00 a.m. Pacific Time to 4:30 p.m. Pacific Time to service CLIENT customers on East and West Coasts.	Included in servicing fee
• Provide toll-free customer service number and print on invoices.	Included in servicing fee
• Answer customer service phones in the name of CLIENT.	Included in servicing fee
• Respond to all inquiries regarding billing, fees, and contract terms within twenty-four (24) hours of	Included in servicing fee
• Make system notes and/or e-mail record of customer inquiries.	Included in servicing fee
• Update system records as appropriate (e.g., billing address and customer service follow-ups).	Included in servicing fee
•    Provide pay-off quotes and letters to Premium Finance Borrowers per contract terms upon request (CLIENT shall be responsible for computing the pay-off per contract terms and providing to PFSC for quote).
Included in servicing fee
• Identify the contact information of PFSC as the information to be used by the Premium Finance Borrowers, underlying lives and others to deliver all notices on the related Insurance Premium Loans.	Included in servicing fee

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Contract Terminations
• Provide maturing loan notice to each Premium Finance Borrower within sixty (60) to seventy-five (75) calendar days of loan maturity, per CLIENT specifications.	Included in servicing fee
• Provide final invoice and matured loan notice to each Premium Finance Borrower at loan maturity, per CLIENT specifications.	Included in servicing fee
• Provide default notice to each Premium Finance Borrower whose Insurance Premium Loan has matured and not been paid within five (5) calendar days of loan maturity, per CLIENT specifications.	Included in servicing fee
• After two (2) calendar days from delivery of default notice, initiate foreclosure proceedings by notifying the applicable liquidation agent to sell or otherwise dispose of the collateral.	Included in servicing fee
•    Following a (voluntary or involuntary) foreclosure event, PFSC shall comply with the instructions of CLIENT or its designee regarding actions to be taken by PFSC with regard to the collateral, which instructions may result in, among other things, PFSC (i) notifying the designated liquidation agent(s) (initially Imperial Life & Annuity Services, LLC, an affiliate of CLIENT) that the collateral has been transferred to CLIENT and that they should, as required or as appropriate, proceed to sell or otherwise dispose of such collateral in a commercially reasonable manner; (ii) directing that ownership of the collateral be transferred to Lexington or its third-party designee and providing any related documentation that it receives from third parties that evidences that ownership of the collateral has been transferred to Lexington or its third-party designee; or (iii) maintaining (in the name of CLIENT or its affiliates) full rights in such collateral and taking all commercially reasonable and lawful actions as requested by CLIENT related thereto.
Included in servicing fee
•    If, and as instructed to do so by CLIENT or its designee, in connection with a bankruptcy, insolvency or similar proceeding involving either the Premium Finance Borrower or any person related to the Premium Finance Borrower, PFSC will identify (and retain at CLIENT’s expense and on CLIENT’s behalf) appropriate local counsel to assist with the preparation for execution and
Included in servicing fee (except as noted otherwise)

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      delivery by (and will submit the same along with appropriate delivery instructions to) CLIENT or its designee, such filings, petitions, proofs of claim or other agreements, documents, forms, instructions, pleadings or other items as may be necessary or appropriate to secure the rights of CLIENT in and to the related collateral as against the estate or other creditors of such Premium Finance Borrower or any related person.

Default Support
•    Assist CLIENT, as necessary, with any default support to include, but not be limited to, providing contract information, copies of correspondence, payment histories, collection notes and other documents to facilitate enforcement of CLIENT’s rights to the loan agreement and collateral.
Included in servicing fee
•    Promptly upon receipt thereof, deliver to CLIENT, and use best efforts to deliver to Lexington, copies of all notices, reports and other information received by PFSC of any event or circumstance to which PFSC has actual knowledge or notice that could reasonably be expected to materially and adversely affect the financing, collectability or enforceability of any Insurance Premium Loan, including without limitation, by any fraudulent activity or Prohibited Act on the part of any Person.
Included in servicing fee

Collateral Services
• Maintain shadow files containing copies of original docs and all correspondence received from the customer via a scanned file.	Included in servicing fee
• Provide collateral custodianship for all original documents via off-site storage at Iron Mountain.	Third-party pass-through storage fee
• Provide for the release of collateral assignments and other security interests upon receipt of all amounts due and payable under the loan agreement.	Included in servicing fee
• Scan and index each file document and correspondence per CLIENT specs.	$0.15 per page
• Act as Collateral Agent pursuant to the Collateral Agency Agreement between PFSC, CLIENT, Originator and Lexington.	Included in servicing fee
• Foreclosure pursuant to a collateral assignment, security agreement or other similar document.	$1,000 per foreclosure

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Financial Reporting
• Provide financial reporting information to CLIENT as of each month end (balance sheet and income statement accounts), within three (3) Business Days of month end.	Included in servicing fee
• Provide delinquent loan report to CLIENT as of each month end, within three (3) Business Days of month end.	Included in servicing fee
• Provide maturing loan report to CLIENT as of each month end, within three (3) Business Days of month end.	Included in servicing fee
• Provide cash receipts report to CLIENT as of each month end, within three (3) Business Days of month end.	Included in servicing fee

Audit Support
• Make systems documentation and security procedures available to external auditors.	Included in servicing fee
• Provide system data on tape or diskette as required for audit tests and contract confirmations.	Included in servicing fee
• Assist external auditors as required.	Included in servicing fee
• Audit support includes forty (40) hours annually.	Included in servicing fee

General (Upon Request)
Cashier’s check processing.	$20.00 per check
Pass-Through / Reimbursable Costs

1.	Costs paid to third parties, including repossession costs, lockbox fees, attorney fees, file storage fees and court costs.

2.	Printing expenses associated with private label program (i.e. letterhead, stationary, envelopes, etc.).

3.	Overnight carrier charges and postage.

4.	Title, UCC, and registration fees.

5.	Credit bureau and credit scoring fees.

6.	Leased phone and data lines or telecommunications charges for access to PFSC’s system and for Client Portfolio administration.

7.	Reimbursement for requested/approved travel expenses of PFSC staff.

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EXHIBIT I
Form of Amended and Restated Limited Liability Company Agreement
[see attached]

Execution Copy
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
IMPERIAL PFC FINANCING, LLC
an Illinois limited liability company
Dated as of September 8, 2010

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
IMPERIAL PFC FINANCING, LLC
     This Amended and Restated Limited Liability Company Agreement (as amended, restated, supplemented, modified or otherwise changed from time to time, this “Agreement”) of Imperial PFC Financing, LLC, an Illinois limited liability company (the “Company”), is made as of this 8th day of September, 2010 (the “Effective Date”), by Imperial Premium Finance, LLC, a Florida limited liability company (“Imperial Premium Finance”), with an office located at 701 Park of Commerce Blvd., Suite 301, Boca Raton, Florida 33487 (Imperial Premium Finance and any other Person admitted as a member of the Company pursuant to Section 8.2 hereof are hereinafter referred to as the “Member”), and Donald J. Puglisi, as the Independent Director (as defined herein). This Agreement amends and restates in its entirety that certain Limited Liability Company Agreement of the Company, dated as of July 22, 2008, by and between Imperial Premium Finance and the Independent Director (the “Original Operating Agreement”). Each of the parties hereto acknowledges that the Original Operating Agreement governed matters related to the Company prior to the Effective Date.
Preliminary Statement
     The Company was formed under the Limited Liability Company Act of the State of Illinois on July 22, 2008 (the “Formation Date”), pursuant to Articles of Organization filed with the Secretary of State of the State of Illinois, a copy of which is attached hereto as Exhibit A (the “Articles of Organization”). Pursuant to the Action by Unanimous Written Consent of the Board of Directors of Imperial PFC Financing, LLC in Lieu of Special Meeting, dated’ as of September 8, 2010, a copy of which is attached hereto as Exhibit B, and the Written Consent of the Sole Member of Imperial PFC Financing, LLC, dated as of September 8, 2010, a copy of which is attached hereto as Exhibit C, one hundred percent (100%) of the Members (as defined herein) of the Board of Directors (as defined herein), including the Independent Director(s) (as defined herein) and one hundred percent (100%) of the holders of issued and outstanding membership interests of the Company approve this Agreement as the amendment and restatement of the Original Operating Agreement in its entirety.
ARTICLE I
DEFINITIONS AND TERMS
     1.1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for the purposes of this Agreement:
          “Affiliate” has the meaning specified in Section 3.1(b) hereof.
          “Agent” has the meaning specified in Section 3.1(a) hereof.

          “Agreement” has the meaning specified in the introductory paragraph of this Agreement.
          “Applicable Non-Licensed States” has the meaning set forth in the Financing Agreement.
          “Articles of Organization” has the meaning specified in the Preliminary Statement paragraph of this Agreement.
          “Board of Directors” has the meaning specified in Section 3.1(a) hereof.
          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.
          “Capital Account” means, for each Member, the sum of (a) such Member’s Capital Contributions, if any, plus (b) the Net Profits and other items of Company income and gain allocated to such Member pursuant to this Agreement, minus (c) the aggregate amount of distributions of cash made to such Member, minus (d) the Net Losses and other items of Company loss and deduction allocated to such Member pursuant to this Agreement, and (e) otherwise adjusted in accordance with Treas. Reg. § 1.704-1(b)(2)(iv). All such contributions, allocations and distributions shall be credited or charged, as the case may be, to the appropriate Capital Account of the respective Members to whom they apply, as of the time the contributions, allocations or distributions are made.
          “Capital Contribution” means, for each Member, such Member’s contribution to the capital of the Company (i) as set forth on Schedule I hereto as of the Effective Date and (ii) on any date after the Effective Date.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          “Company” has the meaning specified in the introductory paragraph of this Agreement.
          “Company Act” means the Investment Company Act of 1940, as amended, and the rules thereunder.
          “Director” has the meaning specified in Section 3.1(a) hereof.
          “Effective Date” has the meaning specified in the introductory paragraph of this Agreement.
          “Eligible Insurance Premium Loan” has the meaning set forth in the Financing Agreement.
          “Financing Agreement” means the Financing Agreement, dated as of August 7, 2008 (as amended, restated, supplemented, modified or otherwise changed from time to time), by and among the Company, the lenders from time to time party thereto and Ableco Finance LLC, as administrative agent and collateral agent.

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          “Fiscal Year” means the taxable year of the Company, which shall be the calendar year or such other taxable year as required by Section 706(b) of the Code.
          “Formation Date” has the meaning specified in the Preliminary Statement paragraph of this Agreement.
          “Imperial” has the meaning specified in Section 3.1(b) hereof.
          “Imperial Premium Finance” has the meaning specified in the introductory paragraph of this Agreement.
          “Independent Director” has the meaning specified in Section 3.1(b) hereof.
          “Initial Servicer” means Portfolio Financial Servicing Company, a Delaware corporation.
          “Initial Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of the date hereof (as amended, restated, supplemented, modified or otherwise changed from time to time in accordance with the Settlement Agreement), by and between the Initial Servicer and the Company, in form and substance satisfactory to Lexington.
          “Insurance Premium Loan Assignment Agreement” means each sale and assignment agreement by and between the Originator and the Company, pursuant to which the Company purchased Eligible Insurance Premium Loans originated by the Originator in the Applicable Non-Licensed States as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
          “Interest” means the interest of a Member (which shall be considered personal property for all purposes) in the capital, Net Profits, Net Losses and distributions of the Company and other rights granted to a Member pursuant to this Agreement.
          “Interest Certificate” has the meaning specified in Section 11.7(c)(i) hereof.
          “Lexington” means Lexington Insurance Company, a Delaware property and casualty insurance company.
          “Limited Liability Company Act” means the Illinois Limited Liability Company Act.
          “Master Participation Agreement” means the Master Participation Agreement, dated as of August 7, 2008, by and between the Originator and the Company, pursuant to which the Company purchased 100% participations in the Eligible Insurance Premium Loans originated by the Originator in the Applicable Licensed States as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
          “Member” has the meaning specified in the introductory paragraph of this Agreement.

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          “Net Profits” and “Net Losses” mean, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such Fiscal Year or period, determined in accordance with generally accepted accounting principles, subject to the requirements of Section 703(a) of the Code, which for this purpose shall include all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code, with the following adjustments:
          (a) any income of the Company that is exempt from Federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this definition shall be added to such taxable income or loss; and
          (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Treas. Reg. § 1.704-1(b)(2)(iv)(i) (other than expenses in respect of which an election is properly made under Section 709 of the Code), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this definition shall be subtracted from such taxable income or loss.
          “Obligations” has the meaning set forth in the Settlement Agreement. “Originator” means Imperial Premium Finance.
          “Percentage Interest” of a Member means, as of the Effective Date, the Percentage Interest set forth opposite such Member’s name on Schedule I hereto, and thereafter, as determined by the Members upon the additional Capital Contribution, if any, or withdrawal of capital, if any, of such Member or the admission of a new Member pursuant to Section 8.2 hereof.
          “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.
          “Primary Affiliate” has the meaning specified in Section 3.1(b) hereof.
          “Original Operating Agreement” has the meaning specified in the introductory paragraph of this Agreement.
          “Servicer” means (i) prior to the termination of the Initial Servicing Agreement, the Initial Servicer and (ii) anytime thereafter, any other servicer approved in writing by Lexington.
          “Servicing Agreement” means (i) prior to the termination of the Initial Servicing Agreement, the Initial Servicing Agreement and (ii) anytime thereafter, any other servicing agreement in form and substance satisfactory to Lexington.
          “Settlement Agreement” means the Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time), by and between the Company and Lexington.
          “Settlement Document” has the meaning set forth in the Settlement Agreement.

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          “Special Member” has the meaning set forth in Section 8.3 hereof.
          “Special Purpose Provisions” has the meaning set forth in Section 9.3 hereof.
          “Transfer” means an assignment, sale, mortgage, pledge, hypothecation, distribution or other disposition of all or any part of an Interest in the Company (including any beneficial interest therein).
          “Transferee” has the meaning specified in Section 11.7(c)(iii) hereof.
          “Transferor” has the meaning specified in Section 11.7(c)(iii) hereof.
          “UCC” has the meaning specified in Section 11.7(b) hereof.
ARTICLE II
GENERAL
     2.1. Registered Office and Agent. The registered office of the Company in the State of Illinois is at 118 West Edwards Street, Suite 200, Springfield, Illinois 62704 and the registered agent for the service of process on the Company in the State of Illinois at such address is Capitol Corporate Services, Inc.
     2.2. Business and Purpose. The purposes and business of the Company are to engage exclusively in the following activities: (a) to be a party to and perform its obligations and enforce its rights and remedies under the Master Participation Agreement and each Insurance Premium Loan Assignment Agreement, (b) to own, sell, transfer and otherwise deal with the purchased Eligible Insurance Premium Loans, (c) to enter into, and perform its obligations under, any Servicing Agreement, (d) to open accounts and maintain funds of the Company, (e) to maintain records and accounts applicable to the operations of the Company, (1) to bring and defend legal actions, (g) to execute, deliver and perform its obligations under the Settlement Agreement and the Settlement Documents, (h) to take all steps that are necessary and/or requested by Lexington to ensure that the security interest in the collateral contemplated by the Settlement Documents is perfected and continues to be perfected and to otherwise take all steps required by the Settlement Documents, (i) engaging in acts permitted under the Original Operating Agreement, and (j) engaging in any activities reasonably related to the foregoing, but in each case in compliance with the Settlement Documents so long as the Settlement Documents, or any of them, remain in effect. The Company shall not, in furtherance of its limited purpose, incur indebtedness for money borrowed, except as expressly permitted by the Settlement Agreement. In no event shall the Company acquire any real property or other material assets, except as expressly set forth herein.
     2.3. Term. The term of the Company commenced on the Formation Date and will be perpetual unless dissolved and terminated under Article IX.

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ARTICLE III
MEMBERS; MANAGEMENT OF COMPANY
     3.1. Management of the Company; Board of Directors.
          (a) The business and affairs of the Company shall be managed by or under the direction of a board of directors (the “Board of Directors”) established hereby. The Board of Directors shall have the exclusive power and authority, which it may undertake and be discharged from by delegation to officers of the Company or third parties (each, an “Agent”) which have entered into one or more agreements with the Company to take any action on behalf of the Company, to take any action of any kind not inconsistent with the provisions of this Agreement and to do anything and everything it deems necessary or appropriate to carry on the business and purposes of the Company. The members of the Board of Directors (each a “Director”) shall constitute “managers” (within the meaning of Section 805 ILCS 180/15-1 of the Illinois Limited Liability Company Act) of the Company. The Board of Directors is, to the extent of its right and powers set forth in this Agreement, an agent of the Company for the purpose of conducting the Company’s business, and the actions of the Company by and through the Board of Directors taken in accordance with such rights and powers shall bind the Company; provided, however, only an Agent or, pursuant to Section 3.2(b)(i) hereof, the President or other authorized officers of the Company may sign any contract or other agreement on behalf of the Company, including, without limitation, the documents described on Exhibit D attached hereto and all other Settlement Documents contemplated by the Settlement Agreement. Except as provided below, no Member shall participate in the management and control of the business of the Company. The Company will keep minutes of the meetings of its members and Board of Directors, as appropriate.
          (b) The Board of Directors shall consist of at least three (3) Directors. At all times at least one member of the Board of Directors shall be an Independent Director. “Independent Director” means a natural person who at no time, prior to his or her appointment as Independent Director has been, and during the continuation of his or her service as Independent Director is not: (i) an employee, member, manager, stockholder, partner, officer or holder of any direct or indirect economic interest of the Company or any of its Affiliates (other than his or her service as an Independent Director or similar capacity of the Company or any of its Affiliates); (ii) a customer, supplier, advisor, creditor, agent or consultant of the Company or any of its Affiliates (other than an Independent Director provided by a corporate services company that provides independent directors in the ordinary course of its business); or (iii) any immediate family member of a person described in (i) or (ii). “Affiliate” means (A) the Originator and any member of the Originator (any of the foregoing, a “Primary Affiliate”), (B) any corporation, partnership, company, person or entity (i) which owns beneficially, directly or indirectly, ten percent (10%) or more of the outstanding shares of stock (or ten percent (10%) or more of its partnership or membership interests or its other capital interests) of a Primary Affiliate, or (ii) of which ten percent (10%) or more of the outstanding shares of its stock (or ten percent (10%) or more of its partnership or membership interests or its other capital interests) is owned beneficially, directly or indirectly, by an entity described in clause (i) above, or (iii) which is controlled by an entity described in clause (i) or (ii) above, as the term “control” is defined under Section 230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17

6

C.F.R. Section 230.405, (C) any Member or (D) Imperial Holdings, LLC (“Imperial”) and any other entity that is controlled by Imperial or under common control with Imperial, as the term “control” is defined under Section 230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17 C.F.R. Section 230.405.
          (c) he members of the Board of Directors as of the Effective Date are identified on Schedule II hereto.
          (d) Any Director may be removed at any time with or without cause by the Members; provided, however, that if the sole Independent Director is so removed, such removal shall take effect only after not less than three (3) Business Days’ prior written notice thereof to Lexington and only upon the designation by the Members of a successor Independent Director and such Independent Director’s execution of a counterpart to this agreement.
          (e) If any Director shall cease to be a Director, other than by removal, then the remaining Directors on the Board of Directors may designate a replacement by a majority of such remaining Directors. If only one Independent Director shall be a member of the Board of Directors, the resignation of such Independent Director shall take effect only after not less than three (3) Business Days’ prior written notice thereof to Lexington and only at the time a successor Independent Director is so designated by the remaining Directors on the Board of Directors and such Independent Director’s execution of a counterpart to this agreement. Vacancies may be filled either by the Members or by the remaining Directors on the Board of Directors. If an Independent Director resigns, dies or becomes incapacitated, or such position is otherwise vacant, no action requiring the unanimous affirmative vote of the Board of Directors shall be taken until a successor Independent Director is elected and qualified and approves such action and such Independent Director’s execution of a counterpart to this agreement.
          (f) The Directors on the Board of Directors need not be Members of the Company.
          (g) Except as expressly provided herein, the Board of Directors shall have the same authority to act, either by meetings or written consent, as it would be authorized if the Company were a corporation under the Illinois Business Corporation Act of 1983.
          (h) Notwithstanding any other provisions of this Agreement (including any amendments thereto) or any provision of law that otherwise so empowers the Company, the Company shall not, without (i) the affirmative vote of 100% of the members of the Board of Directors of the Company, including the Independent Director(s), (ii) the affirmative vote of the holders of 100% of the issued and outstanding membership interests of the Company, and (iii) so long as the Settlement Agreement remains in full force and effect and until payment in full of the Obligations (as defined in the Settlement Agreement) as to (i), (ii), (iii), (v) and (vii) below, the prior written consent of Lexington, do any of the following:
               (i) engage in any business or activity other than as set forth in Article II;
               (ii) dissolve or liquidate, in whole or in part;

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               (iii) (x) be a party to a merger or consolidation with any other entity, or (y) convey, lease, sell or transfer all or substantially all of its assets to any entity, or permit any entity to convey, lease, sell or transfer its assets as an entirety to the Company;
               (iv) institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or consent to a petition seeking reorganization or relief under any applicable federal or state law relating to bankruptcy seeking the Company’s liquidation or reorganization or any other relief as a debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or, to the fullest extent of the law, take any corporate action in furtherance of any such action;
               (v) take title to any personal or real property other than in the name of the Company;
               (vi) engage in any transaction or joint activity of any kind with an Affiliate or with any other Person (except as permitted under Article II and under the Settlement Documents); or
               (vii) amend, alter, change or repeal in any manner whatsoever this Agreement.
     3.2. Officers.
          (a) The Board of Directors shall from time to time appoint such officers of the Company as it may deem necessary or desirable. The Company shall have a President and may have one or more Vice Presidents, a Secretary and a Treasurer, if appointed from time to time by the Board of Directors. Other officers of the Company may be appointed from time to time by the Board of Directors. Each officer shall serve such term and may be removed (with or without cause) at any time by the Board of Directors. If an officer is employed by the Company, such designation shall terminate automatically upon the termination of his employment with the Company.
          (b) The officers of the Company shall have such responsibilities, duties and powers as set forth below:
               (i) President. The President shall, subject to the control of the Board of Directors, have general charge and control of the business and affairs of the Company and the overall implementation of the Company’s business objectives. He shall be the Chief Executive Officer of the Company. He shall execute all contracts and other instruments of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by the Board of Directors or the President. The President shall preside at all meetings of the Members (if any) and the Board of Directors. The President may also exercise such other powers as from time to time may be assigned to him by the Board of Directors.

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               (ii) Vice Presidents. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.
               (iii) Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of Members and record all the proceedings thereof in a book or books to be kept for the purpose. The Secretary shall give, or cause to be given, notice of all meetings of the Members (if any) and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable to cause to be given notice of all meetings of the Members (if any) and special meetings of the Board of Directors, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.
               (iv) Treasurer. The Treasurer shall have the custody of the corporate funds and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.
               (v) Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Company the power to choose such other officers and to prescribe their respective duties and powers.
          (c) Upon the resignation, removal, death, permanent disability or inability to serve of an officer, his replacement shall be appointed by an affirmative majority vote of the Directors.
     3.3. Maintenance of Separateness. The Company shall at all times be obligated to:
          (a) maintain all of its business records and books of account separate from those of the Originator or any other Person;
          (b) ensure that its assets are not commingled with the assets of the Originator or any other Person;
          (c) conduct its business solely in its own name so as not to mislead third parties as to the identity of the entity with which such third parties are dealing, and maintain and

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utilize separate stationary, invoices and checks, and make no oral or written communications in the Company name if they relate to the Originator;
          (d) obtain, whenever necessary, proper authorization from its Directors or Members, as appropriate, for any action taken or to be taken by the Company;
          (e) maintain financial statements separate from those of the Originator and any other Person, which financial statements will indicate the separate existence of the Company and its assets and liabilities;
          (f) provide for its operating expenses and liabilities, including its organizational expenses and the salaries of its own employees, from its own funds and not from the funds of any other Person;
          (g) observe all procedures and formalities required by this Agreement and the laws of the State of Illinois and preserve its existence;
          (h) ensure that all transactions between the Company and any Affiliate will be at arm’s length and on terms no less favorable than available to either party in a similar transaction with a non-affiliate;
          (i) maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify such assets from those of each of its Members or any other Person;
          (j) ensure that its initial capitalization is sufficient, and maintain adequate capital, in light of its limited purpose and business;
          (k) ensure that it does not make any advance to or guarantee or become obligated for the debts of the Originator or any other Person or hold itself out to be responsible for the debts of the Originator or any other Person;
          (l) maintain and conduct its business from an office separate from that of any Affiliate and sublease office space at a rent representing its pro rata share based upon an existing lease, of sufficient space which is separately allocated and identifiable to conduct its business;
          (m) ensure that it does not pledge its assets for the benefit of any other Person (other than in favor of Lexington pursuant to the Settlement Documents);
          (n) ensure that it does not enter into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any other Person;
          (o) ensure that it will not conceal from creditors any of its assets or participate in concealing the assets of any other Person;
          (p) avoid acquiring any obligations or securities of any Affiliate;

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          (q) ensure that it does not become involved in the day-to-day management of any other Person;
          (r) ensure that it does not act as an agent of any other Person in any capacity;
          (s) ensure that it holds itself out as a separate entity and use reasonable efforts to correct any known misunderstanding regarding separateness; and
          (t) ensure that it does not take any action or conduct its affairs in a manner that could result in its separate existence being ignored, or its assets and liabilities being substantively consolidated with those of any Person in a bankruptcy, reorganization or other insolvency proceeding.
     3.4. Liability to Third Parties. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member or any officer of the Company shall be obligated personally for any such debt, obligation or liability by reason of his or her acting as a Member or officer of the Company.
ARTICLE IV
CAPITAL
     4.1. Capital Contributions. As of the Effective Date, each Member has made a Capital Contribution to the Company in the amount set forth opposite such Member’s name on the attached Schedule I. No Member shall be required to make any additional Capital Contribution to the Company. Each Member shall have an Interest equal to its Percentage Interest as shown on Schedule I.
     4.2. Interest on and Return of Capital. No Member shall be entitled to interest on its Capital Account, nor have the right to demand or to receive the return of all or any part of its Capital Account, except as otherwise provided in Article VI or IX of this Agreement.
ARTICLE V
ALLOCATION OF PROFITS AND LOSSES
     5.1. Net Profits and Net Losses. Net Profits and Net Losses shall be a located among the Members in accordance with their respective Percentage Interests.
ARTICLE VI
DISTRIBUTIONS
     6.1. Distributions of Cash. Subject to the terms of the Settlement Agreement, at the times determined by the unanimous agreement of the Members, the Company shall distribute any cash held by it which is not reasonably necessary for the operation of the Company to the Members in accordance with their respective Percentage Interests.

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     6.2. Withholding. If the Company is required to withhold any tax with respect to a distributive share of Company income, gain, loss, deduction or credit, the Members shall cause the Company to withhold and pay the tax.
ARTICLE VII
ADMISSION AND RESIGNATION OF MEMBERS
     7.1. Admission of Members. No Person may be admitted to the Company as a Member except in accordance with Article VIII. Interests in the Company shall be held only by Members that are “Qualified Purchasers” within the meaning of the Company Act, or by a “Knowledgeable Employee” within the meaning of Rule 3c-5 of the Company Act.
     7.2. Resignation by Member. Each Member covenants that it will not voluntarily resign from the Company.
ARTICLE VIII
TRANSFER OF MEMBER INTERESTS
     8.1. Transfer of Member Interests. The Interest of any Member may not be Transferred. Any Transfer by a Member of all or any part of its Interest in the Company shall be null and void and without any legal effect. Notwithstanding the foregoing, any Transfer by a Member of all or part of its Interest in the Company to Lexington pursuant to the Settlement Documents is permitted as a Transfer hereunder.
     8.2. Admission of Additional Members. Additional Members may only be admitted with the written consent of all of the then-existing Members. Notwithstanding the foregoing, upon a foreclosure, sale or other transfer of any Interests in the Company pursuant to the Settlement Documents, the transferee of such Interests in the Company shall automatically be admitted as member of the Company upon such foreclosure, sale or other transfer, with all of the rights and obligations of the Member hereunder. The Company acknowledges that the pledge of the Interests in the Company made by each Member in connection with the Settlement Documents shall be a pledge not only of profits and losses of the Company, but also a pledge of all rights and obligations of the Member. Upon a foreclosure, sale or other transfer of the Interests in the Company pursuant to the Settlement Documents, the successor Member may transfer its Interests in the Company.
     8.3. Special Members. Upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon (i) an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Section 8.1, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 8.2 and 8.3), each Person acting as an Independent Director pursuant to Section 3.1(b) shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. No Special Member may resign from the

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Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement and (ii) such successor has also accepted its appointment as Independent Director pursuant to Section 3.1(b); provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member. Each “Special Member” shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. A Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each Person acting as an Independent Director pursuant to Section 3.1(b) shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director pursuant to Section 3.1(b) shall not be a member of the Company.
ARTICLE IX
DISSOLUTION, BANKRUPTCY AND CONSOLIDATION OF THE COMPANY
     9.1. Events of Dissolution. Following the date on which the Obligations have been paid in full and the Settlement Agreement has been terminated, the Company shall be dissolved and terminated upon the earliest to occur of the following events of dissolution:
     9.1.1. Written Notice. Written notice of the Board of Directors to the Members.
     9.1.2. Court Dissolution. The entry of a decree of judicial dissolution under Section 805 ILCS 180/35-1 of the Illinois Limited Liability Company Act.
Notwithstanding Sections 805 ILCS 180/35-1 and 805 ILCS 180/35-45 of the Illinois Limited Liability Company Act, the bankruptcy or any other event listed under Sections 805 ILCS 180/35-1, 805 ILCS 180/35-45, 805 ILCS 180/50 and 805 ILCS 180/55 of the Illinois Limited Liability Company Act relating to a Member shall not result in (i) such Member ceasing to be a Member of the Company or (ii) the dissolution of the Company.
     9.2. Winding Up. Upon the dissolution of the Company, a Member or other Person selected by the holders of all of the Percentage Interests shall immediately commence to wind up the Company’s affairs. The proceeds from liquidation of the Company assets shall be applied in the following order of priority:
     9.2.1. Debts to Third Parties. To payment of the debts and liabilities of the Company (other than to Members) in the order of priority provided by law.
     9.2.2. Reserves. To the establishment of reserves which are reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company.

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     9.2.3. Debts to Members. To the payment of debts and liabilities of the Company to Members; and
     9.2.4. Distribution to Members. The remaining assets shall be distributed to the Members in proportion to their respective Capital Account balances at the time of distribution.
     9.3. Bankruptcy Limitation. Notwithstanding any provision to the contrary in this Agreement or applicable law, without the written approval of all Members and all Directors on the Board of Directors (including the Independent Director(s)), neither any Member nor the Company shall have the right to (i) institute proceedings to have the Company adjudicated as bankrupt or insolvent; (ii) consent to the institution of bankruptcy or insolvency proceedings against the Company; (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Company under any applicable state or Federal law relating to bankruptcy or insolvency; (iv) consent to the appointment of a receiver, conservator, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property; (v) make or consent to the making of any assignment for the benefit of the Company’s creditors; (vi) cause the Company to admit in writing its inability to pay its debts generally as they become due or admit that it is otherwise insolvent; (vii) take any action or cause the Company to take any action, in furtherance of the foregoing; or (viii) amend, alter, change or repeal (or adopt any amendment inconsistent with) any of the following Sections of this Agreement: Sections 2.2, 3.1, 3.3, 8.1, 8.2, 8.3, 9.1, 9.4, 11.7 and this Section 9.3 (collectively, the -Special Purpose Provisions”). So long as any Obligations are outstanding, no amendment may be made to any of the Special Purpose Provisions or to the Articles of Organization of the Company unless, prior thereto, Lexington shall have been given written notice thereof and shall have consented in writing to such amendment. When acting on matters subject to the vote of the Directors on the Board of Directors, notwithstanding that the Company may not be insolvent, the Directors (including the Independent Directors)) shall take into account the interests of the Company’s creditors.
     9.4. No Merger or Consolidation. The Company shall not, without the written approval of Lexington and all Members and Directors on the Board of Directors (including the Independent Director(s)), consolidate or merge with, or sell all or substantially all of the assets of the Company to any other Person (including, without limitation, any of its Members or Affiliates).
ARTICLE X
NOTICES AND ADDRESSES
     10.1. Manner of Notices for Members. All notices or other communications given or made under this Agreement shall be in writing, and shall be addressed to the Member to whom it is directed at the address listed for such Member as set forth on Schedule I to this agreement or to such other address as the Member may subsequently submit to the Company in writing, and to the Company at the following address:

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701 Park of Commerce Blvd., Suite 301
Boca Raton, Florida 33487
Attn.: President
     10.2. Manner of Notices for Board of Directors. Notice of each special meeting of the Board of Directors (and of each annual meeting which is not held immediately after, and in the same place as, a meeting of the Members) shall be given, not later than twenty-four (24) hours before the meeting is scheduled to commence, by the President or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a Director orally (either by telephone or in person) or mailed, telegraphed or sent by facsimile transmission to a Director at his residence or usual place of business; provided, however, that if notice of less than seventy-two (72) hours is given it may not be mailed If mailed, the notice shall be deemed given when deposited in the United States mail, postage prepaid; if telegraphed, the notice shall be deemed given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched; and if sent by facsimile transmission, the notice shall be deemed given when transmitted with transmission confirmed. Notice of any meeting need not be given to any Director who shall submit, either before or after the time stated therein, a signed waiver of notice or who shall attend the meeting, other than for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of an adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjournment, and also to the other Directors unless the place, date and time of the new meeting are announced at the meeting at the time at which the adjournment is taken.
ARTICLE XI
MISCELLANEOUS
     11.1. Counterparts. This Agreement may be executed in counterparts which, when taken together, shall constitute one Agreement, binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.
     11.2. Amendments. Except as otherwise provided in Section 9.3, this Agreement and the Articles of Organization of the Company may be amended, in whole or in part, only with the prior written approval of all Members.
     11.3. Severability. If any portion of this Agreement is declared by a court of competent jurisdiction to be void or unenforceable, such portion shall be deemed severed from this Agreement and the balance of this Agreement shall remain in effect.
     11.4. Construction. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Illinois.
     11.5. Waiver. Failure by a Member to complain of or to continue to complain of any act or failure to act of any other Member regardless of how long such failure continues, shall not constitute a waiver by such failing Member.

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     11.6. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No covenant, representation or condition not expressed in this Agreement shall affect, or be effective to interpret, change or restrict, the express opinion of this Agreement. The titles to Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.
     11.7. Opt-in to Article 8.
          (a) Interests. A Member’s interests in the Company shall be represented by the Interests issued to such Member by the Company. All of a Member’s Interests, in the aggregate, represent such Member’s entire limited liability company interest in the Company. The Member hereby agrees that its Interests shall for all purposes be personal property. A Member has no interest in specific property of the Company.
          (b) Article 8 Opt-In. Each Interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the States of Illinois and New York, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each limited liability company interest in the Company shall be treated as such a “security” for all such purposes, including, without limitation perfection of the security interest therein under Articles 8 and 9 of each applicable Uniform Commercial Code as the Company has “opted-in” to such provisions). The Company shall maintain books for the purpose of registering the transfer of the Interests. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Illinois (810 ILCS 5/8-101, et seq.) (the “UCC”), such provision of Article 8 of the UCC shall control.
          (c) Interest Certificates.
               (i) Upon the issuance of Interests to any Member in accordance with the provisions of this Agreement, the Company shall issue one or more Interest Certificates (as defined herein) in the name of such Member. Each such Interest Certificate shall be denominated in terms of the percentage of Interests evidenced by such Interest Certificate and shall be signed by the Company. “Interest Certificate” means a certificate issued by the Company which evidences the ownership of one or more Interests. Each Interest Certificate shall bear, in effect, the following legend: “Each limited liability company interest in the Company represented by this certificate evidences an interest in the Company and shall constitute a ‘security’ within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the States of Illinois and New York and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the

16

American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each limited liability company interest in the Company shall be treated as such a ‘security’ for all such purposes, including, without limitation perfection of the security interest therein under Articles 8 and 9 of each applicable Uniform Commercial Code as the Company has ‘opted-in’ to such provisions).” This provision shall not be amended, and no such purported amendment to this provision shall be effective until all outstanding certificates have been surrendered for cancellation.
               (ii) The Company shall issue a new Interest Certificate in place of any Interest Certificate previously issued if the holder of the Interests represented by such Interest Certificate, as reflected on the books and records of the Company:
                    (1) makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Interest Certificate has been lost, stolen or destroyed;
                    (2) requests the issuance of a new Interest Certificate before the Company has notice that such previously issued Interest Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;
                    (3) if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with such surety or sureties as the Company may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Interest Certificate; and
                    (4) satisfies any other reasonable requirements imposed by the Company.
               (iii) Subject to the restrictions set forth in the Settlement Documents, upon a Member’s Transfer in accordance with the provisions of this Agreement of any or all Interests represented by a Interest Certificate, the Transferee of such Interests shall deliver such endorsed Interest Certificate to the Company for cancellation, and the Company shall thereupon issue a new Interest Certificate to such Transferee for the percentage of Interests being transferred and, if applicable, cause to be issued to such Transferor a new Interest Certificate for that percentage of Interests that were represented by the canceled Interest Certificate and that are not being Transferred. “Transferee” means an assignee or transferee. “Transferor” means an assignor or transferor.
     11.8. Indemnification. The Company shall indemnify any Person who is or was a Director or officer of the Company, with respect to action taken or omitted by such Person in any capacity in which such Person serves the Company, to the full extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a Person who has ceased to be a Director or officer, as the case may be, and shall inure to the benefit of such Person’s heirs, executors and personal and legal representatives. These rights of indemnification shall not exclude any other right that any Person may have or hereafter acquire under this Agreement, any statute, agreements, vote of stockholders or disinterested Directors or otherwise. Any repeal or modification of these indemnification provisions shall not adversely

17

affect any rights to indemnification any Person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modifications. Notwithstanding anything to the contrary herein, any rights to indemnification shall be subordinate to any and all security interests and other rights (including the payment of the Obligations) in favor of Lexington pursuant to or in connection with the Settlement Documents.
     11.9. Third-Party Beneficiary. This Agreement will inure to the benefit of and be binding upon the parties signatory hereto. Both of the parties hereto agree that Lexington is a third-party beneficiary with respect to the Special Purpose Provisions hereof.
[Signatures on following page]

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     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute this Amended and Restated Limited Liability Company Agreement as of the date first written above.

IMPERIAL PREMIUM FINANCE, LLC, a Florida limited liability company, its sole Member
By:	IMPERIAL HOLDINGS, LLC, a Florida limited liability company, its Managing Member
By:
Jonathan Neuman, President

Donald J. Puglisi, Independent Director

Amended and Restated Limited Liability Company Agreement of Imperial PFC Financing, LLC

EXHIBIT A
ARTICLES OF ORGANIZATION
[SEE ATTACHED]
Amended and Restated Limited Liability Company Agreement of Imperial PFC Financing, LLC

EXHIBIT A File Number 0255957-9 To all to whom these Presents’ Shall Come, Greeting: I, Jesse White, Secretary of State of the State of Illinois, do hereby certify that I am the keeper of the records of the Department of Business Services. I certify that ATTACHED HERETO IS A TRUE AND CORRECT COPY, CONSISTING OF 4 PAGE(S), AS TAKEN FROM ME ORIGINAL ON FILE IN THIS OFFICE FOR IMPERIAL PFC FINANCING, LLC. In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, this 26TH day of AUGUSTA.D. 2010 Authentication #: 1023801189 Resse White Authenticate at: http://www.cyberdriveillinois.com SECRETARY OF STATE

Illinois Form: LLC-5.5 Limited Liability Company Act FILE: 0255-9579 April 2007 Articles of Organization Secretary of State Jesse White SUBMIT IN DUPLICATE This space for use by Secretary of State Department of Business Services Must be typewritten. Limited Liability Division 401 S. Second St., Rm. 351 This space for use by Secretary of State Springfield, IL 62758 217.524-8008 www.cyberdriveillinois.com Payment must be made by certified check, Filing Fee: $500 cashier’s check, Illinois attorney’s Approved: check, C.P.A.’s check or money order payable to Secretary of State. 1. Limited Liability Company Name:IMPERIAL PFC FINANCING, LLC The LLC name must contain the words Limited Liability Company, L.L.C. or LLC and cannot contain the terms Corporation, Corp., Incorporated, Inc., Ltd., Co., Limited Partnership or L.P. 2. Address of Principal Place of Business where records of the company will be kept: (P.O. Box alone or c/o is unacceptable.) 701 Park of Commerce Blvd., Suite 301Boca RatonFL33487 3. Articles of Organization effective on: (check one) ☒ the filing date ☐ a later date (not to exceed 60 days after the filing date): Month, Day, Year 4. Registered Agent’s Name and Registered Office Address: Registered Agent: Capitol Corporate Serices, Inc. —— First Name Middle Initial Last Name Registered Office: 118 West Edwards Street, Suite 200 —— (P.O. Box alone or Number Street Suite # c/o is unacceptable.) Springfield, Illinois 62704 Sangamon County —— City ZIP Code County 5. Purpose(s) for which the Limited Liability Company is organized: (If more space is needed, attach additional sheets of this size.) “The transaction of any or all lawful business for which Limited Liability Companies may be organized under this Act.” 6. Latest date, if any, upon which the company is to dissolve: (Leave blank if duration is perpetual.)Month, Day, Year Printed by authority of the State of Illinois, April 2007 — 4M — LLC-4.11

L.L.C-5.5 7. (OPTIONAL) Other provisions for the regulation of the internal affairs of the Company: (If more space is needed, attach additional sheets of this size.) 8. The Limited Liability Company: (Check either a or b below.) a. ☒ is managed by the manager(s) (List names and business addresses.) Beverly F. Gross 6615 West Boynton Beach Blvd., #394 Boynton Beach            FL 33437 Shelly A. Swetnam 6615 West Boynton Beach Blvd., #394 Boynton Beach            FL 33437 Donald J. Puglisi 850 Liberty Avenue, Suite 204 Newark            DE 19711 b. ☐ has management vested in the member(s) (List names and addresses.) 9. Names and Address of Organizer(s)
I affirm, under penalties of perjury, having authority to sign hereto, that these Articles of Organization are to the best of my knowledge and belief, true, correct and complete. Dated July 22 , 2008 —— — Month & Day Year 1. ☒Beverly F. Gross 1. 6615 West Boynton Beach Blvd., #394 —— — Signature NumberStreet Beverly F. Gross Boynton Each —— — Name (type or print) City/Town FL 33437 —— — Name if a Corporation or other Entity, and Title of Signer StateZIP Code 2. 2. —— — Signature NumberStreet —— — Name (type or print) City/Town —— — Name if a Corporation or other Entity, and Title of Signer StateZIP Code Signatures must be in black ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies. Printed by authority of the State of Illinois, April 2007 — 4M — LLC-4.11

Form: LLC-5.25 Illinois FILE: 0255-9579 April 2007 Limited Liability Company Act Articles of Amendment Secretary of State Jesse White SUBMIT IN DUPLICATE This space for use by Secretary of State Department of Business Services Must be typewritten. Limited Liability Division 401 S. Second St., Rm. 351 This space for use by Secretary of State Springfield, IL 62758 Filing Fee: $150 217.524-8008 Approved: www.cyberdriveillinois.com Payment must be made by business firm check payable to Secretary of State. If check is returned for any reason this filing will be void. 1. Limited Liability Company Name: IMPERIAL PFC FINANCING, LLC 2. Articles of Amendment effective on: ☑ the file date ☐ a later date (not to exceed 30 days after the file date) Month, Day, Year 3. Articles of Organization are amended as follows (check applicable item(s) below): ☐ a) Admission of a new member (give name and address below)* ☐ b) Admission of a new manager (give name and address below)* ☐ c) Withdrawal of a member (give name below)* ☐ d) Withdrawal of a manager (give name below)* ☑ e) Change in address of the office at which the records required by Section 1-40 of the Act are kept (give new address, including county below) ☐ f) Change of registered agent and/or registered agent’s office (give new name and address, including county below) (Address change of P.O. Box alone or c/o is unacceptable.) ☐ g) Change in the Limited Liability Company’s name (give new name below) ☐ h) Change in date of dissolution or other events of dissolution enumerated in Item 6 of the Articles of Organization ☐ i) Other (give information in space below) * Changes in members/managers may, but are not required to, be reported in an amendment to the Articles of Organization. Additional Information: 3(e) Address of Principal Place of Business where records of the company will be kept: 500 N. Michigan Avenue Suite 300 Chicago, IL y60611 County — Cook (continued on back) Printed by authority of the State of Illinois, April 2007 — 2M — LLC-11.10

4. This amendment was approved in accordance with Section 5025 of the Illinois Limited Liability Company Act, and, if adopted by the managers, was approved by not less than the minimum number of managers necessary to approve the amendment, member action not being required; or, if adopted by the members, was approved by not less than the minimum number of members necessary to approve the amendment. 5. I affirm, under penalties of perjury, having authority to sign hereto, that these Articles of Amendment are to the best of my knowledge and belief, true, correct and complete. Dated August 5 , 2008 Month & Day Year Beverly F. Gross Signature (Must comply with Section 5-45 of ILLCA) Beverly F. Gross, Manager Name and Title (type or print) If the member or manager signing this document is a company or other entity, state Name of Company and indicate whether it is a member or manager of the Limited Liability Company. Printed by authority of the State of Illinois, April 2007 — 2M — LLC-11.10

EXHIBIT B
ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS
OF IMPERIAL PFC FINANCING, LLC, IN LIEU OF SPECIAL MEETING
[SEE EXHIBIT N]

EXHIBIT C
WRITTEN CONSENT OF THE SOLE MEMBER OF
IMPERIAL PFC FINANCING, LLC
[SEE EXHIBIT P]

EXHIBIT D
SETTLEMENT AGREEMENTS
1.	Payoff Letter, dated as of September 8, 2010, by and between Ableco Finance LLC and Imperial PFC Financing, LLC.

2.	Omnibus Claims Settlement Agreement, dated as of September 8, 2010, by and between Imperial PFC Financing, LLC and Lexington Insurance Company.

3.	Pledge and Security Agreement, dated as of September 8, 2010, by Imperial PFC Financing, LLC in favor of Lexington Insurance Company.

4.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Master Participation Agreement.

5.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Insurance Premium Loan Sale and Assignment Agreements.

6.	Amended and Restated Servicing Agreement, dated as of September 8, 2010, by and among Portfolio Financial Servicing Company, Imperial PFC Financing, LLC and Lexington Insurance Company.

7.	Acknowledgement Letter, dated as of September 8, 2010, by and between Wells Fargo Bank, National Association, Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Backup Servicing Agreement.

8.	Acknowledgment Letter, dated as of September 8, 2010, by and between SunTrust Bank and Imperial PFC Financing, LLC, relating to the Restricted (Blocked) Account Agreement.

9.	Release and Reimbursement Letter Agreement, dated as of September 8, 2010, by and among Imperial Premium Finance, LLC, Imperial PFC Financing, LLC and Lexington Insurance Company.

10.	UCC-1 Financing Statements.

11.	UCC-3 Termination Statements.

12.	Collateral Agency Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Imperial Premium Finance, LLC, Lexington Insurance Company and Portfolio Financial Servicing Company.

13.	Deposit Account Control Agreement, dated as of September 8, 2010, by and between Imperial PFC Financing, LLC, Wells Fargo Bank, N.A. and Lexington Insurance Company.

SCHEDULE I

	Capital	Percentage
Name and Address of Member	Contribution	Interest
Imperial Premium Finance, LLC	$1,000	100%
701 Park of Commerce Blvd., suite 301 Boca Raton, Florida 33487

SCHEDULE II
Board of Directors
1.	Beverly F. Gross

2.	Shelly A. Swetnam

3.	Donald J. Puglisi[1]

[1]	Independent Director

EXHIBIT J
Form of Master Participation Agreement Letter Amendment
[see attached]

Execution Copy
Imperial Premium Finance, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida 33487
September 8, 2010
Imperial PFC Financing, LLC
500 North Michigan Avenue, Suite 300
Chicago, Illinois 60611
With a copy to:
Foley & Larder LLP
One Independent Drive, Suite 1300
Jacksonville, Florida 32202
Attention: Robert S. Bernstein, Esq.
          Re: Amendment of Master Participation Agreement
Ladies and Gentlemen:
     Reference is hereby made to the Master Participation Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Master Participation Agreement”), by and between Imperial Premium Finance, LLC, a Florida limited liability company (the “Originator”), and Imperial PFC Financing, LLC, an Illinois limited liability company (the “Participant”). Any capitalized term used in this letter agreement (this “Amendment Letter”) but not defined herein shall have the meaning set forth in the Master Participation Agreement.
     Each of the parties hereto (i) acknowledges receipt of the Termination Direction Letter, dated as of September 8, 2010, attached as Exhibit A hereto (the “Termination Direction Letter”), pursuant to which Ableco Finance LLC, a Delaware limited liability company (“Ableco”), notified each of the Originator and the Participant that Ableco relinquishes any and all of its rights and obligations under the Master Participation Agreement, (ii) acknowledges and agrees that pursuant to the Termination Direction Letter any and all of Ableco’s rights and obligations under the Master Participation Agreement have terminated and (iii) desires to amend the Master Participation Agreement.
     It is understood and agreed that the Master Participation Agreement is amended as follows:
1.	Clause (ii) of Section 3.01 shall be deleted in its entirety and replaced with the following:

“(ii) all (x) Collections thereon received by the Originator on or after the Transfer Effective Date and prior to the date of the Amendment Letter and (y) Collections

(as defined in the Settlement Agreement) thereon received by the Originator on or after the date of the Amendment Letter, in each case, including all cash proceeds received with respect to such Insurance Premium Loans and all related security (including “proceeds” as defined in the UCC of the jurisdiction whose law governs the perfection of an interest in such Insurance Premium Loans).”
2.	The references in Sections 5.03, 5.04(e), 5.04(g), 7.01(e), 8.01(c) and 8.01(e) to “Collections” shall be deleted and replaced with the following: “Collections (as defined in the Settlement Agreement)”.

3.	Section 5.03(a) shall be deleted in its entirety and replaced with the following:

“Repurchase of Participations for Certain Breaches. In the event of a breach of any representations and warranties set forth in Sections 5.01(e), (f), (g), (h), (1), (p) or (x), which breach has a material adverse effect on the value, enforceability or collectability of any Insurance Premium Loan that is outstanding or the collateral (including any life insurance policy or beneficial interest in a trust) underlying such Insurance Premium Loan, upon the earlier to occur of the discovery of such breach by the Originator or receipt by the Originator of written notice of such breach given by or on behalf of the Participant, the Participant’s Participation in each such Insurance Premium Loan shall be repurchased by the Originator from the Participant and upon such repurchase shall terminate and be extinguished.”

4.	The references in Sections 5.03(b) and 5.04(g) to “Collection Account” shall be deleted and replaced with the following: “Collection Account (as defined in the Settlement Agreement)”.

5.	Immediately following Section 5.03(b), new Section 5.03(c) shall be added to read as follows:

“Repurchase of Participations as Exclusive Remedy. If, under the circumstances contemplated under Section 5.03(a) hereof, the Originator completes a repurchase of any Insurance Premium Loan in accordance with the terms of Section 5.03(b) hereof, such repurchase shall be the sole and exclusive remedy for the applicable breach.”

6.	The references in Sections 5.04(a), 5.04(b), 6.01, 6.02, 9.02(c) and 9.08 to “Transaction Documents” shall be deleted and replaced with the following: “Transaction Documents (as defined in the Settlement Agreement)”.

7.	The references in Sections 5.04(a), 5.04(b) and 9.08 to “Loan Documents” shall be deleted and replaced with the following: “Settlement Documents”.

8.	The reference in Section 5.04(b) to “Servicing Agreement” shall be deleted and replaced with the following: “Servicing Agreement (as defined in the Settlement Agreement)”.

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9.	The reference in Section 5.04(e) to “Servicer” shall be deleted and replaced with the following: “Servicer (as defined in the Settlement Agreement)”.

10.	The references in Sections 5.04(e), 5.04(1), 6.01 and clause (1) of Section 7.01 to “Loan Documentation Package” shall be deleted and replaced with the following: “Loan Documentation Package (as defined in the Settlement Agreement)”.

11.	The following sentence shall be added to the end of Section 5.04(f):

“The Originator shall comply with all instructions from the Participant with respect to any Insurance Premium Loan.”

12.	Subclauses (D) and (E) of clause (ii) of Section 5.04(h) shall be deleted in their entirety and replaced with the following:

“(D) of the occurrence of a Prohibited Act (as defined in the Settlement Agreement) or an Imperial Prohibited Act (as defined in the Settlement Agreement) by the Originator or knowledge of the commission of a Prohibited Act or an Imperial Prohibited Act by any Person with respect to an Insurance Premium Loan in which a Participation is granted or sold by the Originator, (E) [intentionally omitted], and”

13.	Section 5.04(q) shall be deleted in its entirety.

14.	The reference in Section 7.01(h) to “Servicer Default” shall be deleted and replaced with the following: “Servicer Termination Event (as defined in the Settlement Agreement)”.

15.	The references in Sections 7.01(i) and 9.03 to “Financing Agreement” shall be deleted and replaced with the following: “Settlement Agreement”.

16.	The language in Section 7.01 immediately following Section 7.01(i), beginning “then” and ending “an ‘Early Termination’)” shall be deleted in its entirety and replaced with the following:

“then, (x) if the event set forth in paragraph (d) above shall have occurred, (i) an Event of Termination shall occur without any notice, demand, protest or other requirement of any kind immediately upon the occurrence of such event and (ii) the Effective Period shall automatically terminate, and (y) if any Event of Termination other than the event set forth in paragraph (d) above shall have occurred, (i) the Participant may, by notice to the Originator, declare that an Event of Termination shall occur as of the date set forth in such notice and (ii) the Effective Period shall terminate as of the date set forth in such notice. Any termination of the Effective Period pursuant to clause (x)(ii) or (y)(ii) of the immediately preceding sentence shall constitute an “Early Termination”.

17.	The reference in Section 8.01 to “Indemnitees” shall be deleted and replaced with the following: “Indemnitees (as defined in the Settlement Agreement)”.

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18.	Section 8.01(a) shall be deleted in its entirety and replaced with the following:

“any representation, warranty or covenant made by the Originator under this Agreement, or any other document, certificate or report delivered by the Originator hereunder that was incorrect in any material respect when made or deemed made or that the Originator failed to perform, provided, that (A) with regard to any representation or warranty set forth in Sections 5.01(e), (f), (g), (h), (1), (p) or (x) that was incorrect in any respect when made or deemed made and that has a material adverse effect on the value, enforceability or collectability of the collateral (including any life insurance policy or beneficial interest in a trust) underlying an Insurance Premium Loan that (1) is no longer outstanding and (2) has not been repurchased by the Originator pursuant to Section 5.03 hereof, then the indemnification obligation arising under this Section 8.01(a) shall be for an amount equal to the Purchase Price the Participant paid for the Participant’s Participation in such Insurance Premium Loan, plus any increases in the related outstanding principal balance of such Insurance Premium Loan after the relevant Transfer Effective Date and (B) to the extent the Originator fails to comply with its obligations under Section 5.03 hereof with respect to any Insurance Premium Loan that is outstanding, then the indemnification obligation arising under this Section 8.01(a) shall be for an amount equal to the outstanding principal balance of such Insurance Premium Loan on the day of payment of such indemnification obligation, together with accrued and unpaid interest thereon through such date;”

19.	Section 8.01(b) shall be deleted in its entirety and replaced with the following:

“the failure by the Originator to comply with this Agreement, the Transaction Documents (as defined in the Settlement Agreement), the Loan Documents, the Settlement Documents or any Requirement of Law with respect to any Insurance Premium Loan or Life Insurance Policy;”

20.	Section 9.01 shall be deleted in its entirety and replaced with the following:

“Amendment. This Agreement may be amended from time to time by the Participant and the Originator in writing with the prior written consent of Lexington. Each of the parties hereto agrees that Lexington is a third-party beneficiary with respect to this Agreement.”

21.	In Exhibit A of the Master Participation Agreement, the following new definitions are added alphabetically:

‘“Amendment Letter’ means the letter agreement, dated as of September 8, 2010, by and between the Originator and the Participant, pursuant to which the Master Participation Agreement was amended.”

‘“Lexington’ means Lexington Insurance Company, a Delaware property and casualty insurance company.”

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‘“Settlement Agreement’ means the Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as such agreement may be amended, supplemented or otherwise modified from time to time), by and between the Participant and Lexington.”

“Settlement Document’ has the meaning set forth in the Settlement Agreement.”
22.	In Exhibit A of the Master Participation Agreement, the definition of “Transfer Effective Date” is deleted in its entirety and replaced with the following:

‘“Transfer Effective Date’ means, with respect to any Insurance Premium Loan in which a Participation has been transferred, the related Funding Date; provided, that no Transfer Effective Date shall occur after the date of the Amendment Letter.”

23.	In Exhibit A of the Master Participation Agreement, the definition of “Event of Bankruptcy” is deleted in its entirety and replaced with the following:

‘“Event of Bankruptcy’ means an Event of Default under Sections 9.01(g) or (h) of the Financing Agreement.”

24.	In Exhibit A of the Master Participation Agreement, the definition of “Lenders” shall be deleted in its entirety.
     Except as expressly amended hereby, the Master Participation Agreement, as amended by this Amendment Letter, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment Letter shall not constitute an amendment o waiver of any provision of the Master Participation Agreement except as expressly set forth herein. With respect to the Master Participation Agreement, (i) the amendments described in Paragraphs 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 17, 18, 19, 20, 21, 22 and 24 of this Amendment Letter shall be effective on and after the date of this Amendment Letter and (ii) the amendments described in Paragraphs 16 and 23 of this Amendment Letter shall be effective on and after the Effective Date of the Master Participation Agreement.
     THIS AMENDMENT LETTER FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This Amendment Letter is the result of negotiations between the parties hereto, each of whom has participated equally in the preparation of this Amendment Letter, and each of the parties hereto agree that this Amendment Letter shall not be construed against any particular party on the basis that an ambiguity is construed against the drafter.
     This Amendment Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the

5

same instrument. A facsimile or PDF copy of any signature hereto shall be deemed the original thereof and shall be effective as delivery of a manually executed counterpart of this Amendment Letter.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6

     Please confirm your agreement with, and acceptance of, the foregoing by signing this Amendment Letter below where indicated and returning a copy to me.

Very truly yours, IMPERIAL PREMIUM FINANCE, LLC, as the Originator
By:
Name:
Title:

AGREED AND ACCEPTED:

IMPERIAL PFC FINANCING, LLC, as the Participant
By:
Name:
Title:

cc:	Lexington Insurance Company
180 Maiden Lane, 19th Floor
New York, New York 10038
Attn: Surveillance Department

Risk Finance
180 Maiden Lane, 19th Floor
New York, New York 10038
Attn: Division General Counsel
Amendment Letter — Master Participation Agreement

EXHIBIT A
TERMINATION DIRECTION LETTER
[SEE EXHIBIT M]
Amendment Letter — Master Participation Agreement

EXHIBIT K
Form of Insurance Premium Loan Sale and Assignment Agreements Letter Amendment
[see attached]

Execution Copy
Imperial Premium Finance, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida 33487
September 8, 2010
Imperial PFC Financing, LLC
500 North Michigan Avenue, Suite 300
Chicago, Illinois 60611
With a copy to:
Foley & Larder LLP
One Independent Drive, Suite 1300
Jacksonville, Florida 32202
Attention: Robert S. Bernstein, Esq.
Re:	Amendment of Insurance Premium Loan Sale and Assignment Agreements
Ladies and Gentlemen:
     Reference is hereby made to each Insurance Premium Loan Sale and Assignment Agreement (each, as amended, supplemented or otherwise modified prior to the date hereof, a “Loan Sale and Assignment Agreement”) by and between Imperial Premium Finance, LLC, a Florida limited liability company (the “Assignor”), and Imperial PFC Financing, LLC, an Illinois limited liability company (the “Assignee”). Schedule I attached hereto sets forth each Loan Sale and Assignment Agreement entered into by and between the Assignor and the Assignee; provided, that to the extent that the Assignor or the Assignee later discovers that any Loan Sale and Assignment Agreement entered into by and between the Assignor and the Assignee was inadvertently or otherwise omitted from Schedule I attached hereto, the Assignor and the Assignee hereby agree that (i) Schedule I attached hereto shall, promptly upon such discovery, be amended to include such Loan Sale and Assignment Agreement and (ii) this letter agreement (this “Amendment Letter”) shall apply with full force and effect with respect to such Loan Sale and Assignment Agreement as though such Loan Sale and Assignment Agreement were included on Schedule I attached hereto as of the date of this Amendment Letter. Any capitalized term used in this Amendment Letter but not defined herein shall have the meaning set forth in the Loan Sale and Assignment Agreement.
     Each of the parties hereto (i) acknowledges receipt of the Termination Direction Letter, dated as of September 8, 2010, attached as Exhibit A hereto (the “Termination Direction Letter”), pursuant to which Ableco Finance LLC, a Delaware limited liability company (“Ableco”), notified each of the Assignor and the Assignee that Ableco relinquishes any and all of its rights and obligations under each Loan Sale and Assignment Agreement; (ii) acknowledges and agrees that pursuant to the Termination Direction Letter any and all of Ableco’s rights and obligations under each such Loan Sale and Assignment Agreement have terminated; and (iii) desires to amend each Loan Sale and Assignment Agreement.
     It is understood and agreed that each Loan Sale and Assignment Agreement is amended as follows:
1.	The second sentence of Section 2(m) shall be deleted in its entirety and replaced with the following:

“An ‘Event of Bankruptcy’ means an Event of Default under Sections 9.01(g) or (h) of the Financing Agreement.”

2.	Section 4(a) shall be deleted in its entirety and replaced with the following:

“Repurchase of interests for Certain Breaches. In the event of a breach of any representations and warranties set forth in Section 2(e), (f), (g), (h), (k), (o) or (v), which breach has a material adverse effect on the value, enforceability or collectability of any Insurance Premium Loan that is outstanding or the collateral (including any life insurance policy or beneficial interest in a trust) underlying any such Insurance Premium Loan, upon the earlier to occur of the discovery of such breach by the Assignor or receipt by the Assignor of written notice of such breach given by or on behalf of the Assignee, the Assignee’s interest in each such Insurance Premium Loan shall be repurchased by the Assignor from the Assignee and upon such repurchase shall terminate and be extinguished.”

3.	The reference in the first sentence of Section 4(b) to “Collection Account” shall be deleted and replaced with the following: “Collection Account (as defined in the Onm bus Claims Settlement Agreement, dated as of September 8, 2010 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Settlement Agreement”), by and between the Assignee and Lexington Insurance Company, a Delaware property and casualty insurance company (“Lexington”))”.

4.	Immediately following Section 4(b), new Section 4(c) shall be added to read as follows:

“Repurchase of interests as Exclusive Remedy. lf, under the circumstances contemplated under Section 4(a) hereof, the Assignor completes a repurchase of any Insur nce Premium Loan in accordance with the terms of Section 4(b) hereof, such repurchase shall be the sole and exclusive remedy for the applicable breach.”

5.	The references in Sections 4, 5(e) and 13 to “Collections” shall be deleted and replaced with the following: “Collections (as defined in the Settlement Agreement)”.

6.	The reference in Section 5(a) to “the Loan Documents and the Transaction Documents” shall be deleted and replaced with the following: “the Settlement

3

Documents (as defined in the Settlement Agreement) and the Transaction Documents (as defined in the Settlement Agreement)”.

7.	The reference in Section 5(e) to “Collection Account” shall be deleted and replaced with the following: “Collection Account (as defined in the Settlement Agreement)”.

8.	Section 5(j) shall be deleted in its entirety.

9.	The reference in Section 8 to “Servicing Agreement” shall be deleted and replaced with the following: “Servicing Agreement (as defined in the Settlement Agreement)”.

10.	The reference in Section 13 to “Indemnitees” shall be deleted and replaced with the following: “Indemnitees (as defined in the Settlement Agreement)”.

11.	Clause (i) of Section 13 shall be deleted in its entirety and replaced with the following:

“any representation, warranty or covenant made by the Assignor under this Assignment Agreement, or any other document, certificate or report delivered by the Assignor hereunder that was incorrect in any material respect when made or deemed made or that the Assignor failed to perform, provided, that (A) with regard to any representation or warranty set forth in Sections 2(e), (0, (g), (h), (k), (o) or (v) that was incorrect in any respect when made or deemed made and that has a material adverse effect on the value, enforceability or collectability of the collateral (including any life insurance policy or beneficial interest in a trust) underlying an Insurance Premium Loan that (1) is no longer outstanding and (2) has not been repurchased by the Assignor pursuant to Section 4 hereof, then the indemnification obligation arising under this clause (i) of this Section 13 shall be for an amount equal to the Purchase Price set forth on Annex I to the related Assignment Agreement, plus any increases in the related outstanding principal balance of such Insurance Premium Loan after the Settlement Date and (B) to the extent the Assignor fails to comply with its obligations under Section 4 hereof with respect to any Insurance Premium Loan that is outstanding, then the indemnification obligation arising under this clause (i) of this Section 13 shall be for an amount equal to the outstanding principal balance of such Insurance Premium Loan on the date of payment of such indemnification obligation, together with accrued and unpaid interest thereon through such date:”

12.	Clause (ii) of Section 13 shall be deleted in its entirety and replaced with the following:

“the failure by the Assignor to comply with this Assignment Agreement, the Transaction Documents (as defined in the Settlement Agreement), the Loan Documents, the Settlement Documents (as defined in the Settlement Agreement) or any Requirement of Law with respect to any Insurance Premium Loan or Life Insurance Policy:”

4

13.	Section 14 shall be deleted in its entirety and replaced with the following:

“Amendment. This Assignment Agreement may be amended from time to time by the Assignor and the Assignee in writing with the prior written consent of Lexington. Each of the parties hereto agrees that Lexington is a third-party beneficiary with respect to this Assignment Agreement.”
     Except as expressly amended hereby, each Loan Sale and Assignment Agreement, as amended by this Amendment Letter, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment Letter shall not constitute an amendment or waiver of any provision of any Loan Sale and Assignment Agreement except as expressly set forth herein. With respect to each Loan Sale and Assignment Agreement, (i) the amendments described in Paragraphs 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 of this Amendment Letter shall be effective on and after the date of this Amendment Letter and (ii) the amendment described in Paragraph 1 of this Amendment Letter shall be effective on and after the Settlement Date of each such Loan Sale and Assignment Agreement.
     THIS AMENDMENT LETTER FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This Amendment Letter is the result of negotiations between the parties hereto, each of whom has participated equally in the preparation of this Amendment Letter, and each of the parties hereto agree that this Amendment Letter shall not be construed against any particular party on the basis that an ambiguity is construed against the drafter.
     This Amendment Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. A facsimile or PDF copy of any signature hereto shall be deemed the original thereof and shall be effective as delivery of a manually executed counterpart of this Amendment Letter.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

Execution Copy
     Please confirm your agreement with, and acceptance of, the foregoing by signing this Amendment Letter below where indicated and returning a copy to me.

Very truly yours, IMPERIAL PREMIUM FINANCE, LLC, as the Assignor
By:
Name:
Title:

AGREED AND ACCEPTED: IMPERIAL PFC FINANCING, LLC, as the Assignee
By:
Name:
Title:

cc:	Lexington Insurance Company 180 Maiden Lane, 19th Floor New York, New York 10038 Attn: Surveillance Department

Risk Finance 180 Maiden Lane, 19th Floor New York, New York 10038 Attn: Division General Counsel
Amendment Letter — Loan Sale & Assignment Agreements

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
SCHEDULE I
LOAN SALE AND ASSIGNMENT AGREEMENTS
[SEE ATTACHED]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Schedule I to the Amendment Letter — Ableco Loan Sale & Assignment Agreements

LPIC Cert	Loan Number	Amount of Loan	Status	Type of Agmt	Rate	Maturity Date
4800007	2008-810	[*]	Open	Loan Sale & Assign	[*]	11/10/2010
4800048	2008-706	[*]	Closed	Loan Sale & Assign	[*]	5/28/2010
4800010	2008-684	[*]	Closed	Loan Sale & Assign	[*]	5/28/2010
4800011	2008-833	[*]	Open	Loan Sale & Assign	[*]	7/28/2010
4800016	2008-821	[*]	Open	Loan Sale & Assign	[*]	9/16/2010
4800018	2008-774	[*]	Closed	Loan Sale & Assign	[*]	7/1/2010
4800019	2008-811	[*]	Closed	Loan Sale & Assign	[*]	7/2/2010
4800020	2008-659	[*]	Closed	Loan Sale & Assign	[*]	5/24/2010
4800021	2008-775	[*]	Open	Loan Sale & Assign	[*]	7/7/2010
4800022	2008-809	[*]	Open	Loan Sale & Assign	[*]	5/23/2011
4800024	2008-807	[*]	Closed	Loan Sale & Assign	[*]	4/22/2010
4800027	2008-673	[*]	Closed	Loan Sale & Assign	[*]	4/1/2010
4800029	2008-800	[*]	Closed	Loan Sale & Assign	[*]	4/13/2010
4800030	2008-799	[*]	Closed	Loan Sale & Assign	[*]	4/13/2010
4800031	2008-691	[*]	Open	Loan Sale & Assign	[*]	9/27/2010
4800033	SLPO-2006-2841-01	[*]	Closed	Loan Sale & Assign	[*]	3/26/2010
4800037	2008-676	[*]	Closed	Loan Sale & Assign	[*]	3/6/2010
4800038	2008-708	[*]	Closed	Loan Sale & Assign	[*]	6/1/2010
4800041	2007-247	[*]	Closed	Loan Sale & Assign	[*]	9/27/2009
4800042	2008-789	[*]	Open	Loan Sale & Assign	[*]	7/16/2010
4800043	2008-825	[*]	Open	Loan Sale & Assign	[*]	7/13/2010
4800044	2008-824	[*]	Closed	Loan Sale & Assign	[*]	6/28/2010
4800045	2008-628	[*]	Closed	Loan Sale & Assign	[*]	2/25/2010
4800046	2008-547	[*]	Closed	Loan Sale & Assign	[*]	12/1/2009
4800047	2008-837	[*]	Open	Loan Sale & Assign	[*]	8/20/2010
4800049	2008-747	[*]	Open	Loan Sale & Assign	[*]	7/1/2010
4800051	2008-695	[*]	Closed	Loan Sale & Assign	[*]	5/24/2010
4800052	2008-722	[*]	Open	Loan Sale & Assign	[*]	10/16/2010
4800054	2008-956	[*]	Closed	Loan Sale & Assign	[*]	5/19/2009
4800055	2008-968	[*]	Closed	Loan Sale & Assign	[*]	6/20/2009
4800056	2008-959	[*]	Closed	Loan Sale & Assign	[*]	6/1/2009
4800057	2008-982 (SLPO-2006-4520-01)	[*]	Closed	Loan Sale & Assign	[*]	5/14/2009
4800058	2008-954	[*]	Closed	Loan Sale & Assign	[*]	5/27/2009
4800059	2008-849	[*]	Open	Loan Sale & Assign	[*]	9/28/2010
4800060	2008-978	[*]	Open	Loan Sale & Assign	[*]	10/7/2010
4800061	2008-718	[*]	Closed	Loan Sale & Assign	[*]	10/8/2009
4800062	2008-856	[*]	Open	Loan Sale & Assign	[*]	12/23/2010
4800063	2008-823	[*]	Open	Loan Sale & Assign	[*]	6/3/2011
4800064	2008-835	[*]	Open	Loan Sale & Assign	[*]	11/27/2010
4800065	2008-813	[*]	Closed	Loan Sale & Assign	[*]	4/26/2010
4800066	2008-859	[*]	Open	Loan Sale & Assign	[*]	9/1/2010
4800067	2008-886	[*]	Open	Loan Sale & Assign	[*]	9/30/2010
4800068	2008-920	[*]	Open	Loan Sale & Assign	[*]	12/18/2010
4800069	2008-051	[*]	Closed	Loan Sale & Assign	[*]	9/7/2010
4800070	2008-064	[*]	Closed	Loan Sale & Assign	[*]	6/15/2009
4800072	2008-838	[*]	Open	Loan Sale & Assign	[*]	8/5/2010
4800073	2008-972 (SLPO-2006-0169-01)	[*]	Closed	Loan Sale & Assign	[*]	6/12/2009
4800074	2008-727	[*]	Closed	Loan Sale & Assign	[*]	11/20/2009
4800075	2008-945	[*]	Open	Loan Sale & Assign	[*]	9/30/2010
4800076	2008-758	[*]	Closed	Loan Sale & Assign	[*]	5/28/2010
4800077	2008-016	[*]	Open	Loan Sale & Assign	[*]	12/6/2010
4800079	2008-892	[*]	Open	Loan Sale & Assign	[*]	1018/2010
4800080	2008-976	[*]	Closed	Loan Sale & Assign	[*]	7/3/2009
4800081	2008-851	[*]	Open	Loan Sale & Assign	[*]	10/21/2010
4800082	2008-974	[*]	Closed	loan Sale & Assign	[*]	6/18/2010
4800083	2008-955	[*]	Closed	Loan Sale & Assign	[*]	8/23/2009
4800084	2008-828	[*]	Open	Loan Sale & Assign	[*]	7/30/2010
4800085	2008-986	[*]	Open	Loan Sale & Assign	[*]	9/9/2010
4800086	2008-998	[*]	Open	Loan Sale & Assign	[*]	11/15/2010
4800088	2008-932	[*]	Open	Loan Sale & Assign	[*]	10/20/2010
4800089	2008-855	[*]	Open	Loan Sale & Assign	[*]	8/23/2010
4800090	2008-902	[*]	Open	Loan Sale & Assign	[*]	10/11/2009
4800091	2008-1030	[*]	Closed	Loan Sale & Assign	[*]	7/11/2009
4800092	2008-1003	[*]	Closed	Loan Sale & Assign	[*]	7/8/2009
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Loan Number	Amount of Loan	Status	Type of Agmt	Rate	Maturity Date
4800093	2008-880	[*]	Open	Loan Sale & Assign	[*]	9/25/2010
4800094	2008-938	[*]	Open	Loan Sale & Assign	[*]	11/18/2010
4800095	2008-881	[*]	Open	Loan Sale & Assign	[*]	1/20/2010
4800096	2008-914	[*]	Open	Loan Sale & Assign	[*]	8/26/2010
4800097	2008-581	[*]	Closed	Loan Sale & Assign	[*]	3/28/2010
4800098	2008-947	[*]	Open	Loan Sale & Assign	[*]	11/11/2010
4800099	2008-904	[*]	Open	Loan Sale & Assign	[*]	8/3/2010
4800100	2008-926	[*]	Open	Loan Sale & Assign	[*]	10/512010
4800101	2008-1006	[*]	Closed	Loan Sale & Assign	[*]	8/26/2009
4800102	2008-739	[*]	Closed	Loan Sale & Assign	[*]	6/23/2010
4800103	2008-737	[*]	Open	Loan Sale & Assign	[*]	10/4/2010
4800104	2008-977	[*]	Closed	Loan Sale & Assign	[*]	6/5/2009
4800105	2008-941	[*]	Open	Loan Sale & Assign	[*]	8/912010
4800106	2008-1000	[*]	Open	Loan Sale & Assign	[*]	11/29/2010
4800108	2008-857	[*]	Open	Loan Sale & Assign	[*]	8/25/2010
4800109	2008-942	[*]	Open	Loan Sale & Assign	[*]	10/4/2010
4800110	2008-879	[*]	Open	Loan Sale & Assign	[*]	8/3/2010
4800111	2008-896	[*]	Open	Loan Sale & Assign	[*]	9/30/2010
4800113	2008-2011	[*]	Closed	Loan Sale & Assign	[*]	7/5/2009
4800115	2008-854	[*]	Open	Loan Sale & Assign	[*]	8/19/2009
4800116	2008-878	[*]	Open	Loan Sale & Assign	[*]	9/17/2010
4800117	2008-966	[*]	Closed	Loan Sale & Assign	[*]	6/22/2010
4800118	2008-712	[*]	Closed	Loan Sale & Assign	[*]	6/8/2010
4800119	2008-1011	[*]	Closed	Loan Sale & Assign	[*]	7/14/2009
4800120	2008-907	[*]	Open	Loan Sale & Assign	[*]	8/10/2010
4800121	2008-816	[*]	Open	Loan Sale & Assign	[*]	8/24/2010
4800122	2008-91 1	[*]	Open	Loan Sale & Assign	[*]	9/24/2010
4800123	2008-802	[*]	Open	Loan Sale & Assign	[*]	8/26/2010
4800124	2008-1033	[*]	Closed	Loan Sale & Assign	[*]	7/20/20119
4800125	2008-1037	[*]	Closed	Loan Sale & Assign	[*]	6/11/2010
4800126	2008-1013	[*]	Closed	Loan Sale & Assign	[*]	7/22/2009
4800127	2008-860	[*]	Open	Loan Sale & Assign	[*]	8/6/2010
4800128	2008-1012	[*]	Closed	Loan Sale & Assign	[*]	7/12/2009
4800129	2008-981	[*]	Closed	Loan Sale & Assign	[*]	7/5/2009
4800130	2008-831	[*]	Open	Loan Sale & Assign	[*]	9/28/2010
4800132	2008-1019	[*]	Closed	Loan Sale & Assign	[*]	7/1/2009
4800133	2008-847	[*]	Open	Loan Sale & Assign	[*]	8/12/2010
4800134	2008-864	[*]	()pen	Loan Sale & Assign	[*]	8/26/2010
4800135	2008-997	[*]	Open	Loan Sale & Assign	[*]	11/18/2010
4800136	2008-990	[*]	Open	Loan Sale & Assign	[*]	11/5/2010
4800137	2008-1026	[*]	Open	Loan Sale & Assign	[*]	5/28/2010
4800138	2008-1035	[*]	Open	Loan Sale & Assign	[*]	9/21/2010
4800139	2008-1036	[*]	Open	Loan Sale & Assign	[*]	9/21/2010
4800140	2008-994	[*]	Open	Loan Sale & Assign	[*]	10/5/2010
4800141	2008-1020	[*]	Closed	Loan Sale & Assign	[*]	3/17/2010
4800143	2008-797	[*]	Open	Loan Sale & Assign	[*]	7/21/2010
4800144	2008-948	[*]	Open	Loan Sale & Assign	[*]	8/5/2010
4800145	2008-885	[*]	Open	Loan Sale & Assign	[*]	9/15/2010
4800149	2008-743	[*]	Open	Loan Sale & Assign	[*]	7/12/2010
4800154	2008-939	[*]	Open	Loan Sale & Assign	[*]	10/26/2010
4800157	2008-637	[*]	Closed	Loan Sale & Assign	[*]	6/2/2010
4800162	2008-958	[*]	Closed	Loan Sale & Assign	[*]	6/4/2009
4800163	2008-1044	[*]	Open	Loan Sale & Assign	[*]	7/01/2011
4800164	2008-901	[*]	Open	Loan Sale & Assign	[*]	10/8/2010
4800165	2008-1048	[*]	Open	Loan Sale & Assign	[*]	10/24/2010
4800168	2008-761	[*]	Open	Loan Sale & Assign	[*]	7/16/2010
4800169	2008-912	[*]	Open	Loan Sale & Assign	[*]	8/8/2010
4800170	2008-869	[*]	Open	Loan Sale & Assign	[*]	7/13/2010
4800171	2008-971	[*]	Open	Loan Sale & Assign	[*]	10/15/2010
4800172	2008-872	[*]	Open	Loan Sale & Assign	[*]	9/8/2010
4800173	2008-861	[*]	Open	Loan Sale & Assign	[*]	9/15/2010
4800174	2008-893	[*]	Open	Loan Sale & Assign	[*]	9/28/2010
4800175	2008-1002	[*]	Open	Loan Sale & Assign	[*]	12/10/21110
4800177	2008-899	[*]	Open	Loan Sale & Assign	[*]	8/5/2011
4800178	2008-975	[*]	Open	Loan Sale & Assign	[*]	10/26/2010
4800179	2008-903	[*]	Open	Loan Sale & Assign	[*]	8/19/2010
4800184	2008-1027	[*]	Open	Loan Sale & Assign	[*]	12/6/2010
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Loan Number	Amount of Loan	Status	Type of Agmt	Rate	Maturity Date
4800186	2008-683	[*]	Open	Loan Sale & Assign	[*]	10/11/2010
4800187	2008-699	[*]	Closed	Loan Sale & Assign	[*]	6/25/2010
4800189	2007-429	[*]	Closed	Loan Sale & Assign	[*]	2/28/2010
4800191	2008-1018	[*]	Closed	Loan Sale & Assign	[*]	7/20/2009
4800192	2007-408	[*]	Closed	Loan Sale & Assign	[*]	2/21/2010
4800193	2008-633	[*]	Open	Loan Sale & Assign	[*]	10/21/2010
4800194	2007-418	[*]	Closed	Loan Sale & Assign	[*]	2/14/2010
4800196	2008-1043	[*]	Open	Loan Sale & Assign	[*]	12/27/2010
4800197	2008-1034	[*]	Closed	Loan Sale & Assign	[*]	7/15/2009
4800198	2008-872	[*]	Open	Loan Sale & Assign	[*]	1/2/2011
4800199	2007-334	[*]	Closed	Loan Sale & Assign	[*]	12/19/2009
4800201	2008-1065	[*]	Closed	Loan Sale & Assign	[*]	8/10/2009
4800202	2008-749	[*]	Open	Loan Sale & Assign	[*]	7/14/2010
4800203	2008-601	[*]	Closed	Loan Sale & Assign	[*]	5/25/2010
4800204	2008-1031	[*]	Open	Loan Sale & Assign	[*]	12/10/2010
4800205	2008-927	[*]	Open	Loan Sale & Assign	[*]	9/23/2010
4800206	2008-110	[*]	Open	Loan Sale & Assign	[*]	9/23/2010
4800207	2008-853	[*]	Open	Loan Sale & Assign	[*]	7/27/2010
4800208	2008-917	[*]	Open	Loan Sale & Assign	[*]	10/15/2010
4800509	2008-933	[*]	Open	Loan Sale & Assign	[*]	8/30/2010
4800210	2008-905	[*]	Open	Loan Sale & Assign	[*]	9/17/2010
4800211	2008-995	[*]	Open	Loan Sale & Assign	[*]	12/22/2010
000212	2008-1053	[*]	Open	Loan Sale & Assign	[*]	10/27/2010
4800213	2008-891	[*]	Open	Loan Sale & Assign	[*]	7/19/2011
4800214	1008-1041	[*]	Open	Loan Sale & Assign	[*]	2/21/2011
4800215	2008-992	[*]	Open	Loan Sale & Assign	[*]	2/11/2011
4800216	2008-836	[*]	Open	Loan Sale & Assign	[*]	7/14/2010
4800217	2008-1072	[*]	Open	Loan Sale & Assign	[*]	1/11/2011
4800218	2008-1067	[*]	Open	Loan Sale & Assign	[*]	1/5/2011
4800219	2(008-999	[*]	Open	Loan Sale & Assign	[*]	10/11/2010
4800220	2008-1064	[*]	Open	Loan Sale & Assign	[*]	1/6/2011
4800221	2008-873	[*]	Open	Loan Sale & Assign	[*]	8/27/2010
4800222	2008-987	[*]	Open	Loan Sale & Assign	[*]	10/28/2010
4800223	2008-1051	[*]	Open	Loan Sale & Assign	[*]	12/28/2010
4800224	2008-940	[*]	Open	Loan Sale & Assign	[*]	8/27/2010
4800225	2008-1056	[*]	Open	Loan Sale & Assign	[*]	10/12/2010
4800226	2008-1085	[*]	Open	Loan Sale & Assign	[*]	1/19/2011
4800227	2008-1040	[*]	Open	Loan Sale & Assign	[*]	1/26/2011
4800228	2008-993	[*]	Open	Loan Sale & Assign	[*]	12/3/2010
4800229	2008-492	[*]	Open	Loan Sale & Assign	[*]	7/28/2010
4800230	2008-519	[*]	Closed	Loan Sale & Assign	[*]	3/18/2010
4800231	2007-405	[*]	Closed	Loan Sale & Assign	[*]	1/28/2010
4800232	2007-412	[*]	Closed	Loan Sale & Assign	[*]	1/21/2010
4800233	2007-404	[*]	Closed	Loan Sale & Assign	[*]	1/16/2010
4800234	2008-595	[*]	Closed	Loan Sale & Assign	[*]	2/1/2010
4800235	2007-364	[*]	Closed	Loan Sale & Assign	[*]	12/22/2009
4800236	2008-560	[*]	Open	Loan Sale & Assign	[*]	1/27/2011
4800237	2008-552	[*]	Closed	Loan Sale & Assign	[*]	4/6/2010
4800238	2008-1086	[*]	Open	Loan Sale & Assign	[*]	10/1/2010
4800239	2008-1047	[*]	Open	Loan Sale & Assign	[*]	12/27/2010
4800240	2008-1042	[*]	Open	Loan Sale & Assign	[*]	11/19/2010
4800241	2008-1081	[*]	Open	Loan Sale & Assign	[*]	9/20/2010
4800242	2008-1071	[*]	Open	Loan Sale & Assign	[*]	9/17/2010
4800243	20081066	[*]	Closed	Loan Sale & Assign	[*]	5/28/2010
4800244	2008-1094	[*]	Open	Loan Sale & Assign	[*]	1/16/2011
4800245	2008-937	[*]	Open	Loan Sale& Assign	[*]	7/20/2010
4800246	2008-713	[*]	Closed	Loan Sale & Assign	[*]	6/3/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Loan Number	Amount of Loan	Status	Type of Agmt	Rate	Maturity Date
4800247	2008-819	[*]	Closed	Loan Sale & Assign	[*]	6/25/2010
4800248	2008-952	[*]	Open	Loan Sale & Assign	[*]	10/15/2010
4800249	2008-1101	[*]	Open	Loan Sale & Assign	[*]	1/202011
4800250	2008-1073	[*]	Closed	Loan Sale & Assign	[*]	7/1/2010
4800251	2007-444	[*]	Closed	Loan Sale & Assign	[*]	11/20/2009
4800253	2008-1103	[*]	Open	Loan Sale & Assign	[*]	11/9/2010
4800256	2008-1097	[*]	Open	Loan Sale & Assign	[*]	1/20/2011
4800257	2007-150	[*]	Closed	Loan Sale & Assign	[*]	6/11/2010
4800258	2007-407	[*]	Closed	Loan Sale & Assign	[*]	1/16/2010
4800261	2007-170	[*]	Closed	Loan Sale & Assign	[*]	12/26/2009
4800263	2008-1117	[*]	Open	Loan Sale & Assign	[*]	1/6/2011
4800264	2008-458	[*]	Closed	Loan Sale & Assign	[*]	2/13/2010
4800266	2008-985	[*]	Open	Loan Sale & Assign	[*]	9/10/2011
4800276	2008-1096	[*]	Open	Loan Sale & Assign	[*]	1/24/2011
4800278	2008-1095	[*]	Open	Loan Sale & Assign	[*]	1/14/2011
4800279	2008-1102	[*]	Open	Loan Sale & Assign	[*]	1/26/2011
4800280	2008-1069	[*]	Open	Loan Sale & Assign	[*]	11/28/2010
4800281	2008-1054	[*]	Open	Loan Sale & Assign	[*]	11/23/2010
4S00282	2008-1093	[*]	Open	Loan Sale & Assign	[*]	1/14/2011
4800283	2008-1061	[*]	Open	Loan Sale & Assign	[*]	1/25/2011
4800284	2008-1122	[*]	Open	loan Sale & Assign	[*]	2/2/2011
4800285	2008-1025	[*]	Open	Loan Sale & Assign	[*]	1/7/2011
4800286	2008-1111	[*]	Open	Loan Sale & Assign	[*]	1/21/2011
4800287	2007-428	[*]	Closed	Loan Sale & Assign	[*]	12/8/2009
4800288	2008-1110	[*]	Open	Loan Sale & Assign	[*]	10/20/2009
4800289	2008-543	[*]	Closed	Loan Sale & Assign	[*]	3/17/2010
4800290	2008-1105	[*]	Open	Loan Sale & Assign	[*]	1/30/2010
4800291	2007-311	[*]	Closed	Loan Sale & Assign	[*]	10/2/2009
4800292	2008-1179	[*]	Open	Loan Sale & Assign	[*]	2/4/2011
4800293	2008-707	[*]	Closed	Loan Sale & Assign	[*]	619/2010
4800296	2008-579	[*]	Closed	Loan Sale & Assign	[*]	4/13/2010
4800298)	2007-317	[*]	Closed	Loan Sale & Assign	[*]	11/6/2009
4800300	2008-528	[*]	Closed	Loan Sale & Assign	[*]	7/5/2010
4800301	2008-602	[*]	Closed	Loan Sale & Assign	[*]	4/28/2010
4800302	2008-865	[*]	Open	Loan Sale & Assign	[*]	10/8/2010
4800303	2008-782	[*]	Closed	Loan Sale & Assign	[*]	5/12/2010
4800304	2008-640	[*]	Closed	Loan Sale & Assign	[*]	5/20/1010
4800305	2008-1112	[*]	Open	Loan Sale & Assign	[*]	1/7/2011
4800306	2008-1009	[*]	Closed	Loan Sale & Assign	[*]	8/2/2009
4800307	2008-1092	[*]	Open	Loan Sale & Assign	[*]	2/26/2011
4800308	2008-1147	[*]	Open	Loan Sale & Assign	[*]	2/19/2011
4800309	2008-1146	[*]	Open	Loan Sale & Assign	[*]	2/17/2011
4800310	2008-1120	[*]	Open	Loan Sale & Assign	[*]	1/26/2011
4800311	2008-2008	[*]	Closed	Loan Sale & Assign	[*]	12/24/2009
4800312	2008-1079	[*]	Closed	Loan Sale & Assign	[*]	12/24/2009
4800314	2008-1070	[*]	Open	Loan Sale & Assign	[*]	10/13/2010
4800315	2008-1076	[*]	Open	Loan Sale & Assign	[*]	1/17/2011
4800316	2008-1131	[*]	Open	Loan Sale & Assign	[*]	11/20/2010
4800317	2008-1156	[*]	Open	Loan Sale & Assign	[*]	12/30/2010
4800318	2008-1125	[*]	Open	Loan Sale & Assign	[*]	2/4/2011
4800319	2008-1135	[*]	Open	Loan Sale & Assign	[*]	2/11/2011
4800320	2008-1128	[*]	Open	Loan Sale & Assign	[*]	1/19/2011
4800321	2008-1115	[*]	Open	Loan Sale & Assign	[*]	11/18/2010
4800322	2008-1078	[*]	Open	Loan Sale & Assign	[*]	11/2/2010
4800323	2008-1139	[*]	Open	Loan Sale & Assign	[*]	2/10/2011
4800324	2008-1143	[*]	Open	Loan Sale & Assign	[*]	5/19/2011
4800325	2007-241	[*]	Closed	Loan Sale & Assign	[*]	6/13/2009

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LPIC Cert	Loan Number	Amount of Loan	Status	Type of Agmt	Rate	Maturity Date
4800326	2007-177	[*]	Closed	Loan Sale & Assign	[*]	12/16/2009
4800327	2008-620	[*]	Closed	Loan Sale & Assign	[*]	5/5/2010
4800328	2008-537	[*]	Closed	Loan Sale & Assign	[*]	2/12/2010
4800329	2008-014	[*]	Open	Loan Sale & Assign	[*]	9/5/2010
4800330	2008-732	[*]	Closed	Loan Sale & Assign	[*]	6/24/2010
4800331	2007-307	[*]	Closed	Loan Sale & Assign	[*]	10/17/2009
4800332	2008-740	[*]	Open	Loan Sale & Assign .	[*]	10/23/2010
4800333	2007-313	[*]	Closed	Loan Sale & Assign	[*]	9/9/2009
4800334	2008-755	[*]	Closed	Loan Sale & Assign	[*]	7/1/2010
4800335	2008-597	[*]	Open	Loan Sale & Assign	[*]	3/3/2011
4800336	2008-584	[*]	Closed	Loan Sale & Assign	[*]	4/26/2010
4800337	2008-629	[*]	Closed	Loan Sale & Assign	[*]	5/6/2010
4800338	2008-635	[*]	Closed	Loan Sale & Assign	[*]	4/22/2010
4800339	2009-100	[*]	Open	Loan Sale & Assign	[*]	5/3/2011
4800340	2008-1148	[*]	Open	Loan Sale & Assign	[*]	2/19/2011
4800341	2008-953	[*]	Open	Loan Sale & Assign	[*]	8/2/2010
4800342	2008-1157	[*]	Open	Loan Sale & Assign	[*]	2/19/2011
4800343	2009-122	[*]	Open	Loan Sale & Assign	[*]	2/24/2011
4800344	2008-1015	[*]	Closed	Loan Sale & Assign	[*]	8/15/2009
4800345	2008-1007	[*]	Closed	Loan Sale & Assign	[*]	12/24/2009
4800346	2008-1142	[*]	Open	Loan Sale & Assign	[*]	2/4/2011
4800347	2008-506	[*]	Closed	Loan Sale & Assign	[*]	2/27/2010
4800348	20088-507	[*]	Closed	Loan Sale & Assign	[*]	9/27/2009
4800349	2008-1159	[*]	Open	Loan Sale & Assign	[*]	2/11/2011
4800350	2009-118	[*]	Open	Loan Sale & Assign	[*]	8/18/2010
4800351	2009-109	[*]	Open	Loan Sale & Assign	[*]	6/22/2011
4800352	2008-685	[*]	Open	Loan Sale & Assign	[*]	3/31/2011
4800353	2008-488	[*]	Closed	Loan Sale & Assign	[*]	3/7/2010
4800354	2007-261	[*]	Closed	Loan Sale & Assign	[*]	9/6/2009
4800356	2008-545	[*]	Open	Loan Sale & Assign	[*]	7/11/2010
4800357	2009-115	[*]	Open	Loan Sale & Assign	[*]	2/26/2011
4800359	2009-113	[*]	Open	Loan Sale & Assign	[*]	3/2/2011
4800360	2008-910	[*]	Open	Loan Sale & Assign	[*]	9/14/2010
4800362	2008-1136	[*]	Open	Loan Sale & Assign	[*]	2/3/2011
4800363	2009-103	[*]	Open	Loan Sale & Assign	[*]	12/25/2010
4800364	2008-897	[*]	Open	Loan Sale & Assign	[*]	10/1/2010
4800365	2008-1151	[*]	Open	Loan Sale & Assign	[*]	2/19/2011
4800366	2009-106	[*]	Open	Loan Sale & Assign	[*]	2/12/2011
4800367	2008-1084	[*]	Open	Loan Sale & Assign	[*]	7/29/20l0
4800368	2008-546	[*]	Closed	Loan Sale & Assign	[*]	8/27/2009
4800369	2007-356	[*]	Closed	Loan Sale & Assign	[*]	12/15/2009
4800370	2007-327	[*]	Closed	Loan Sale & Assign	[*]	10/19/2009
4800371	2007-380	[*]	Closed	Loan Sale & Assign	[*]	11/27/2009
4800372	2008-634	[*]	Closed	Loan Sale & Assign	[*]	4/26/2010
4800373	2008-646	[*]	Closed	Loan Sale & Assign	[*]	5/11/2010
4800374	2009-123	[*]	Open	Loan Sale & Assign	[*]	3/8/2011
4800375	2008-1137	[*]	Open	Loan Sale & Assign	[*]	11/2/2010
4800376	2008-1132	[*]	Open	Loan Sale & Assign	[*]	10/8/2010
4800377	2008-1068	[*]	Open	Loan Sale & Assign	[*]	1/7/2011
4800378	2008-1091	[*]	Open	Loan Sale& Assign	[*]	5/10/2011
4800379	2009-128	[*]	Open	Loan Sale & Assign	[*]	2/9/2011
4800380	2009-110	[*]	Open	Loan Sale & Assign	[*]	5/23/2011
4800381	2009-146	[*]	Open	Loan Sale & Assign	[*]	3/9/2011
4800382	2009-104	[*]	Open	Loan Sale & Assign	[*]	2/9/2011
4800383	20119-138	[*]	Open	Loan Sale & Assign	[*]	2/28/2011
4800384	2009-135	[*]	Open	Loan Sale& Assign	[*]	2/11/2011
4800385	2009-117	[*]	Open	Loan Sale & Assign	[*]	3/6/2011

LPIC Cert	Loan Number	Amount of Loan	Status	Type of Agmt	Rate	Maturity Date
4800386	2008-1150	[*]	Open	Loan Sale & Assign	[*]	2/19/2011
4800387	2009-126	[*]	Open	Loan Sale & Assign	[*]	2/17/2011
4800388	2008-1160	[*]	Open	Loan Sale & Assign	[*]	10/26/2010
4800389	2009-129	[*]	Open	Loan Sale & Assign	[*]	2/28/2011
4800390	2008-571	[*]	Open	Loan Sale & Assign	[*]	7/112010
4800391	2008-471	[*]	Closed	Loan Sale & Assign	[*]	2/6/2010
4800392	2008-472	[*]	Closed	Loan Sale & Assign	[*]	2/6/2010
4800392	2007-285	[*]	Closed	Loan Sale & Assign	[*]	10/16/2011
4800394	2008-532	[*]	Closed	Loan Sale & Assign	[*]	1/14/2010
4800395	2008-605	[*]	Closed	Loan Sale & Assign	[*]	10/30/2009
4800396	2009-101	[*]	Open	Loan Sale & Assign	[*]	2/17/2011
4800397	2008-1138	[*]	Open	Loan Sale & Assign	[*]	1/13/2011
4800398	2009-131	[*]	Open	Loan Sale & Assign	[*]	2/26/2011
4800399	2009-125	[*]	Open	Loan Sale & Assign	[*]	2/16/2011
4800400	2009-15S	[*]	Open	Loan Sale & Assign	[*]	5/23/2011
4800401	2009-160	[*]	Open	Loan Sale & Assign	[*]	3/23/2011
4800402	2009-134	[*]	Open	Loan Sale & Assign	[*]	2/22/2011
4800403	2009-172	[*]	Open	Loan Sale & Assign	[*]	3/28/2011
4800405	2008-1119	[*]	Open	Loan Sale & Assign	[*]	9/15/2010
4800406	2008-1075	[*]	Open	Loan Sale & Assign	[*]	1/5/2011
4800407	2009-140	[*]	Open	Loan Sale & Assign	[*]	3/14/2011
4800408	2009-120	[*]	Open	Loan Sale & Assign	[*]	2/9/2011
4800409	2008-1106	[*]	Open	Loan Sale & Assign	[*]	3/3/2011
4800412	2009-132	[*]	Open	Loan Sale & Assign	[*]	3/14/2011
4800413	2009-166	[*]	Open	Loan Sale & Assign	[*]	3/22/2011

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A
TERMINATION DIRECTION LETTER
[SEE EXHIBIT M]

EXHIBIT L
Form of Acknowledgement Letter — Backup Servicing Agreement
[see attached]

Execution Copy
Imperial Premium Finance, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida 33487
September 8, 2010

Imperial PFC Financing, LLC 500 North Michigan Avenue, Suite 300 Chicago, Illinois 60611	Wells Fargo Bank, N.A. 6th & Marquette, MAC N9311-161 Minneapolis, Minnesota 55479
With a copy to:
Foley & Larder LLP
One Independent Drive, Suite 1300
Jacksonville, Florida 32202
Attention: Robert S. Bernstein, Esq.
     Re: Backup Servicing Agreement
Ladies and Gentlemen:
     Reference is hereby made to the Backup Servicing Agreement, dated as of August 18, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Backup Servicing Agreement”), by and among Imperial PFC Financing, LLC, an Illinois limited liability company (the “Borrower”), Imperial Premium Finance, LLC, a Florida limited liability company (the “Originator”) and Wells Fargo Bank, National Association, a national banking association (the “Backup Servicer”).
     Each of the parties hereto (i) acknowledges receipt of the Termination Direction Letter, dated as of September 8, 2010, attached as Exhibit A hereto (the “Termination Direction Letter”), pursuant to which Ableco Finance LLC, a Delaware limited liability company (“Ableco”), notified each of the Borrower, the Originator and the Backup Servicer that Ableco consents to and acknowledges the termination of the Backup Servicing Agreement and (ii) acknowledges and agrees that pursuant to the Termination Direction Letter, the Backup Servicing Agreement has terminated.
     THIS LETTER AGREEMENT FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. A facsimile or PDF copy of any signature hereto shall be deemed the original thereof and shall be effective as delivery of a manually executed counterpart of this letter agreement.

Very truly yours, IMPERIAL PREMIUM FINANCE, LLC, as the Originator
By:
Name:
Title:

ACKNOWLEDGED AND AGREED: WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer
By:
Name:
Title:

IMPERIAL PFC FINANCING, LLC, as the Borrower
By:
Name:
Title:

cc:	Lexington Insurance Company 180 Maiden Lane, 19th Floor New York, New York 10038 Attn: Surveillance Department

Risk Finance 180 Maiden Lane, 19th Floor New York, New York 10038 Attn: Division General Counsel
Backup Servicing Agreement Acknowledgement Letter

EXHIBIT A
TERMINATION DIRECTION LETTER
[SEE EXHIBIT M]

EXHIBIT M
Form of Termination Direction Letter
[see attached]

Ableco Finance LLC
299 Park Avenue, 23rd Floor
New York, New York 10171
September 8, 2010

Imperial PFC Financing, LLC	Wells Fargo Bank, N.A.
500 North Michigan Avenue, Suite 300	c/o Wachovia Bank
Chicago, Illinois 60611	Mail Code D 1129-072
301 South Tryon Street—Floor M7
With a copy to:	Charlotte, North Carolina 28282
Attention: Commercial DDA—Legal Risk
Foley & Larder LLP	Mgmt DACA Team, Designated Office
One Independent Drive, Suite 1300
Jacksonville, Florida 32202	With a copy to:
Attention: Robert S. Bernstein, Esq.
Imperial Premium Finance, LLC	Wells Fargo Bank, N.A. c/o Wachovia Bank
701 Park of Commerce Boulevard, Suite 301	350 East Las Olas Boulevard, Suite 1800
Boca Raton, Florida 33487	Fort Lauderdale, Florida 33301
MAC Z6074-011
Portfolio Financial Servicing Company	Attention: Douglas E. Roberts, Senior Vice
2121 S.W. Broadway, Suite 200	President, Senior Relationship Manager,
Portland, Oregon 97201	Commercial Banking

Wells Fargo Bank, N.A.	SunTrust Bank
6th & Marquette, MAC N9311-161	501 South Flagler Drive
Minneapolis, Minnesota 55479	West Palm Beach, Florida 33401
Attention: Juan Carlos Tagle, Vice President
Commerce Realty
10957-A North Military Trail	With a copy to
Palm Beach Gardens, Florida 33410
Attention: Gale Jackson, Property Manager	SunTrust Bank
7818 Parham Road, Mail Code CS-RIC-4219
Richmond, Virginia 23261
Attention: Jody Trice
Re:   Financing Agreement
Ladies and Gentlemen:
     Reference is hereby made to the following agreements:
1.	the Financing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Agreement”), among Imperial PFC Financing, LLC, an Illinois limited liability company (the “Borrower”), the lenders from time to time party thereto, including Ableco Finance LLC, a Delaware limited liability company (each, a “Lender” and collectively, the “Lenders”), Ableco Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, the -Collateral Agent”), and Ableco Finance LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with its capacities as Lender and Collateral Agent, collectively, “Ableco”);

2.	the Master Participation Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Master Participation Agreement”) by and between Imperial Premium Finance, LLC, a Florida limited liability company (the “Originator”), and the Borrower;

3.	each Insurance Premium Loan Sale and Assignment Agreement by and between the Originator and the Borrower (each, as amended, supplemented or otherwise modified prior to the date hereof, a “Loan Sale and Assignment Agreement”);

4.	the Servicing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Initial Servicing Agreement”), by and between Portfolio Financial Servicing Company, a Delaware corporation (in such capacity, the “Initial Servicer”) and the Borrower;

5.	the Backup Servicing Agreement, dated as of August 18, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Backup Servicing Agreement”), by and among the Borrower, the Originator and Wells Fargo Bank, National Association, a national banking association (the “Backup Servicer”);

6.	the Collateral Agency Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Collateral Agency Agreement”), by and among the Borrower, the Originator, Portfolio Financial Servicing Company, a Delaware corporation (in such capacity, the “Insurance Collateral Agent”), and Ableco Finance LLC, a Delaware limited liability company, as Collateral Agent;

7.	the Deposit Account Control Agreement, dated as of September 11, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Cash Management Agreement”) by and among Wells Fargo Bank, N.A., as successor by merger to Wachovia Bank, National Association (the “Cash Management Bank”), the Borrower and Ableco Finance LLC, a Delaware limited liability company, as agent for certain lenders;

8.	the Landlord’s Waiver and Consent, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Landlord’s Waiver”), by and between Commerce Realty (the “Landlord”) and Ableco Finance LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent;

2

9.	the Limited Liability Company Agreement of Imperial PFC Financing, LLC, dated as of July 22, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Borrower Operating Agreement”), by and between Imperial Premium Finance, LLC, a Florida limited liability company (the “Member”), and Donald J. Puglisi (the “Independent Director”); and

10.	the Restricted (Blocked) Account Agreement, dated as of August 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “SunTrust Account Agreement”), by and among Ableco Finance, LLC, a Delaware limited liability company, as the secured party, the Borrower and SunTrust Bank (“SunTrust”).
     Ableco hereby notifies each of the Borrower, the Originator, the Initial Servicer, the Backup Servicer, the Insurance Collateral Agent, the Cash Management Bank, the Landlord, the Member, the Independent Director and SunTrust that Ableco has received, on the date hereof, an amount sufficient to repay in full and completely discharge all amounts owing to Ableco under the Agreement and the other “Loan Documents” (as defined in the Agreement) (such amounts owing to Ableco, the “Ableco Obligations”), and accordingly, the Agreement is terminated, effective as of the date hereof (the “Termination Date”).
     In connection with the satisfaction in full and complete discharge of the Ableco Obligations and the termination of the Agreement, Ableco is delivering this letter to you, in each case, without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and this letter shall constitute full notification to:
1.	the Borrower that as of the Termination Date, (A) Ableco relinquishes any and all of its rights and obligations under (i) the Master Participation Agreement, (ii) each Loan Sale and Assignment Agreement, (iii) the Initial Servicing Agreement and (iv) the Borrower Operating Agreement, (B) with respect to the Backup Servicing Agreement, (i) Ableco consents to and acknowledges the termination of the Backup Servicing Agreement, subject to those undertakings that shall survive termination of such agreement, and (ii) such termination shall be effective notwithstanding the fact that none of the duties and obligations of the Backup Servicer shall be assumed by an “Approved Back-Up Servicer” (as defined in the Backup Servicing Agreement) in connection with such termination, (C) pursuant to Ableco’s rights under Section 8(a) of the Cash Management Agreement, such agreement shall terminate, subject to those undertakings that shall survive termination of such agreement, (D) with respect to the Collateral Agency Agreement, (i) the Ableco Obligations have been satisfied in full and completely discharged, (ii) pursuant to Section 2(b) of the Collateral Agency Agreement, the Insurance Collateral Agent has no further obligation to perform its duties under the Collateral Agency Agreement and the “Pledge Agreements” (as defined in the Collateral Agency Agreement), (iii) Ableco consents to and acknowledges the termination of the Collateral Agency Agreement, subject to those undertakings that shall survive termination of such agreement, and (iv) such termination shall be effective notwithstanding the fact that the Insurance Collateral Agent will not

3

assign to a party designated by Ableco the Insurance Collateral Agent’s rights and obligations under the “Pledge Agreements” (as defined in the Collateral Agency Agreement), and (E) with respect to the SunTrust Account Agreement, pursuant to Ableco’s rights under Section 6 of the SunTrust Account Agreement, Ableco consents to and acknowledges the termination of the SunTrust Account Agreement, subject to those undertakings that shall survive termination of such agreement;

2.	the Originator that as of the Termination Date, (A) Ableco relinquishes any and all of its rights and obligations under (i) the Master Participation Agreement and (ii) each Loan Sale and Assignment Agreement, (B) with respect to the Backup Servicing Agreement, (i) Ableco consents to and acknowledges the termination of the Backup Servicing Agreement, subject to those undertakings that shall survive termination of such agreement, and (ii) such termination shall be effective notwithstanding the fact that none of the duties and obligations of the Backup Servicer shall be assumed by an “Approved Back-Up Servicer” (as defined in the Backup Servicing Agreement) in connection with such termination and (C) with respect to the Collateral Agency Agreement, (i) the Ableco Obligations have been satisfied in full and completely discharged, (ii) pursuant to Section 2(b) of the Collateral Agency Agreement, the Insurance Collateral Agent has no further obligation to perform its duties under the Collateral Agency Agreement and the “Pledge Agreements” (as defined in the Collateral Agency Agreement), (iii) Ableco consents to and acknowledges the termination of the Collateral Agency Agreement, subject to those undertakings that shall survive termination of such agreement, and (iv) such termination shall be effective notwithstanding the fact that the Insurance Collateral Agent will not assign to a party designated by Ableco the Insurance Collateral Agent’s rights and obligations under the -Pledge Agreements” (as defined in the Collateral Agency Agreement);

3.	the Initial Servicer that as of the Termination Date, Ableco relinquishes any and all of its rights and obligations under the Initial Servicing Agreement;

4.	the Backup Servicer that as of the Termination Date, (i) Ableco consents to and acknowledges the termination of the Backup Servicing Agreement, subject to those undertakings that shall survive termination of such agreement, and (ii) such termination shall be effective notwithstanding the fact that none of the duties and obligations of the Backup Servicer shall be assumed by an “Approved Back-Up Servicer” (as defined in the Backup Servicing Agreement) in connection with such termination;

5.	the Insurance Collateral Agent that as of the Termination Date, (i) the Ableco Obligations have been satisfied in full and completely discharged, (ii) pursuant to Section 2(b) of the Collateral Agency Agreement, the Insurance Collateral Agent has no further obligation to perform its duties under the Collateral Agency Agreement and the “Pledge Agreements” (as defined in the Collateral Agency Agreement), (iii) Ableco consents to and acknowledges the termination of the Collateral Agency Agreement, subject to those undertakings that shall survive

4

termination of such agreement, and (iv) such termination shall be effective notwithstanding the fact that the Insurance Collateral Agent will not assign to a party designated by Ableco the Insurance Collateral Agent’s rights and obligations under the “Pledge Agreements” (as defined in the Collateral Agency Agreement);

6.	the Cash Management Bank that as of the Termination Date, pursuant to Ableco’s rights under Section 8(a) of the Cash Management Agreement, such agreement shall terminate, subject to those undertakings that shall survive termination of such agreement;

7.	the Landlord that as of the Termination Date, (i) the Ableco Obligations have been satisfied in full and completely discharged and (ii) Ableco consents to and acknowledges the termination of the Landlord’s Waiver, subject to those undertakings that shall survive termination of such agreement;

8.	the Member that as of the Termination Date, Ableco relinquishes any and all of its rights and obligations under the Borrower Operating Agreement;

9.	the Independent Director that as of the Termination Date, Ableco relinquishes any and all of its rights and obligations under the Borrower Operating Agreement; and

10.	SunTrust that as of the Termination Date, pursuant to Ableco’s rights under Section 6 of the SunTrust Account Agreement, Ableco consents to and acknowledges the termination of the SunTrust Account Agreement, subject to those undertakings that shall survive termination of such agreement.
     THIS LETTER FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This letter shall become effective on and as of the Termination Date when it shall have been executed and delivered by Ableco and thereafter shall be binding upon and inure to the benefit of each of Ableco, the Borrower, the Originator, the Initial Servicer, the Backup Servicer, the Insurance Collateral Agent, the Cash Management Bank, the Landlord, the Member, the Independent Director, SunTrust and their respective successors and permitted assigns and no other Person shall have any rights herein as a third party beneficiary or otherwise.
[signature page follows]

5

Very truly yours, ABLECO FINANCE LLC, as Lender, Collateral Agent and Administrative Agent
By:
Name:
Title:

Termination Direction Letter

EXHIBIT N
Form of Action by Unanimous Written Consent of the Board of Directors of Imperial PFC
[see attached]

Execution Copy
ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS
OF IMPERIAL PFC FINANCING, LLC, IN LIEU OF SPECIAL MEETING
     The undersigned members of the board of directors (collectively, the “Board of Directors”) of Imperial PFC Financing, LLC, an Illinois limited liability company (“Company”), acting pursuant to authority set forth in the Illinois Limited Liability Company Act, do hereby adopt the following resolutions by unanimous written consent:
WHEREAS, Company desires to enter into the Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (the “Omnibus Agreement”; initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Omnibus Agreement) with Lexington Insurance Company, a Delaware property and casualty insurance company (“Lexington”) to enable Company to pay to Ableco Finance LLC, a Delaware limited liability company (“Ableco”) all amounts due and owning by Company to Ableco pursuant to that certain Financing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified from time to time), by and between Company and Ableco;
WHEREAS, Company has reviewed the documents described on Exhibit “A” attached hereto (collectively, the “Company Agreements”) and all other Settlement Documents and Transaction Documents contemplated thereby and has determined that it is in the best interests of Company to enter into the Company Agreements and to consummate such transactions as are contemplated thereby; and
WHEREAS, as a condition precedent to Lexington’s obligation to pay the Settlement Amount to or for the benefit of Company, Lexington has required Company (i) to execute and deliver to Lexington the Company Agreements.
NOW, THEREFORE, BE IT RESOLVED, that by affirmative vote of one hundred percent (100%) of the members of the Board of Directors of Company, the follii, terms and provisions of each of the Company Agreements, including all of the exhibits thereto and related agreements referred to therein, are hereby ratified and approved, and Company is authorized and directed to enter into such agreements, and in connection therewith, the President, any Vice President, any other authorized officer of Company or any officer of Company or other third party to which the Board of Directors has delegated appropriate power and authority (each, an “Agent”) hereby is authorized and directed in the name of Company, to take all such actions and to execute and deliver such documents for and on behalf of Company, with such modifications and amendments as such Person may, in his, her or its discretion, deem to be necessary or desirable;
RESOLVED FURTHER, that the incurrence of the Obligations in accordance with the Omnibus Agreement be, and hereby is, authorized and approved in all respects and that the officers of Company are hereby authorized and directed to use the Settlement Amount solely in the manner contemplated by and described in the Omnibus Agreement;
RESOLVED FURTHER, that, as collateral security for its obligations arising under, out of or in connection with the Company Agreements, Company be, and it hereby is, authorized to (i) grant to Lexington a security interest in the Collateral, whether now owned or existing or hereafter acquired pursuant to the terms and conditions set forth in the Omnibus Agreement and (ii) execute and deliver to Lexington any UCC financing statements, instruments and other documents required or desirable in relation to the transactions contemplated by the Omnibus Agreement, the Company Agreements or any other Settlement Document or related document;
RESOLVED FURTHER, that any and all actions taken by the President, any Vice President, any other authorized officer of Company or any Agent in connection with the transactions contemplated by the Omnibus Agreement, the Company Agreements or any other Settlement Document or related document are hereby ratified, confirmed and approved as the valid and binding acts and obligations of Company;
RESOLVED FURTHER, that the President, any Vice President, any other authorized officer of Company or any Agent is authorized to take such other actions and sign such other documents as may be necessary or advisable to carry out the intent of the foregoing resolutions; and
RESOLVED FURTHER, that Lexington is authorized to act upon the foregoing resolutions until written notice of their revocation is delivered to Lexington, and that the authority herein granted shall apply with equal force and effect to the successors of the President, any Vice President, any other officer or any Agent herein authorized.
This Written Consent shall be filed with the minutes of meeting of Company.
[Signature page follows.]

2

     Dated to be effective as of September 8, 2010.

Name	Office	Signature

Beverly F. Gross	President, Secretary

Shelly A. Swetnam	N/A

Donald J. Puglisi	Independent Director
Action by Unanimous Written Consent of the Board of Directors
of Imperial PFC Financing, LLC, in Lieu of Special Meeting

EXHIBIT “A”
COMPANY AGREEMENTS
1.	Amended and Restated Limited Liability Company Agreement of Imperial PFC Financing, LLC, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Donald J. Puglisi.
2.	Payoff Letter, dated as of September 8, 2010, by and between Ableco Finance LLC and Imperial PFC Financing, LLC.
3.	Omnibus Claims Settlement Agreement, dated as of September 8, 2010, by and between Imperial PFC Financing, LLC and Lexington Insurance Company.
4.	Pledge and Security Agreement, dated as of September 8, 2010, by Imperial PFC Financing, LLC in favor of Lexington Insurance Company.
5.	Amendment Letter, dated as of September 8, 2010, by and be ween Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Master Participation Agreement.
6.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Insurance Premium Loan Sale and Assignment Agreements.
7.	Amended and Restated Servicing Agreement, dated as of September 8, 2010, by and among Portfolio Financial Servicing Company, Imperial PFC Financing, LLC and Lexington Insurance Company.
8.	Acknowledgement Letter, dated as of September 8, 2010, by and among Wells Fargo Bank, National Association, Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Backup Servicing Agreement.
9.	Acknowledgment Letter, dated as of September 8, 2010, by and between SunTrust Bank and Imperial PFC Financing, LLC, relating to the Restricted (Blocked) Account Agreement.
10.	Release and Reimbursement Letter Agreement, dated as of September 8, 2010, by and among Imperial Premium Finance, LLC, Imperial PFC Financing, LLC and Lexington Insurance Company.
11.	UCC-1 Financing Statements.
12.	UCC-3 Termination Statements.
13.	Collateral Agency Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Imperial Premium Finance, LLC, Lexington Insurance Company and Portfolio Financial Servicing Company.

14.	Deposit Account Control Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Wells Fargo Bank, N.A. and Lexington Insurance Company.

A-2

EXHIBIT O
Form of Trust Agreement
[see attached]

STATE OF UTAH:
COUNTY OF SALT LAKE:
AMENDED AND RESTATED [INSERT TRUST NAME]
     This Amended and Restated Trust Agreement of the [Insert Trust Name] (the -Trust Agreement”), dated as of [Insert Date], 2010, between [GRANTOR’S NAME] (the -Grantor”), [TRUSTEE’S NAME] (the -Trustee”), Bank of Utah (the -Independent Professional Trustee”) and [NAMES OF BENEFICIARY OR BENEFICIARIES], as beneficiary(ies) (the “Beneficiary(ies)”), amends and restates in its entirety that certain Trust Agreement of the Trust, dated as of [Insert Date of Original Trust Agreement], between the Grantor and the Trustee [, as amended by                     ] (as so amended, the “Original Trust Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Loan Application and Agreement (as defined herein).
WITNESSETH:
     WHEREAS, the Grantor and the Trustee duly declared and established the [Insert Trust Name] (the “Trust”) pursuant to the Original Trust Agreement.
     [Insert recitals relating to any prior trustee resignations or removals and/or appointments of co-Trustee.]
     WHEREAS, the Grantor, the Trustee and the Beneficiary desire to amend and restate in its entirety the Original Trust Agreement by entering into this Trust Agreement to set forth the terms of the Trust and the respective rights and obligations of the Trustee, the Grantor and the Beneficiary hereunder.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and it being the intention of the parties hereto that this Trust Agreement constitute the governing instrument of such trust, the parties hereto agree as follows:
ARTICLE I
IRREVOCABILITY
     The Trust hereby continued shall be irrevocable, and the Grantor hereby expressly waives all rights and powers, whether alone or in conjunction with others, and regardless of when or from what source the Grantor may heretofore or hereafter have acquired such rights or powers, to alter, amend, revoke, or terminate the Trust, or any of the terms of this Trust, in whole or in part.

ARTICLE II
TRUST DISTRIBUTIONS
          2.1. As of the date hereof, the Beneficiaries(ies) is(are)                                         . [Insert any other provisions from client’s existing documents regarding identity of beneficiaries in the future].
          2.2. During the term of any Policy Loan, the Trustee shall accumulate all of the net income of the Trust with respect to any asset of the Trust in its possession, if any, and add it to the principal of the Trust. At any time when there is no Policy Loan outstanding, [Insert other dispositive provisions, if any]. Notwithstanding anything in this Trust Agreement to the contrary, when referring to any power, right or duty of the Trustee, references to “net income,” “income,” or “principal” of the Trust shall only mean net income, income or principal of the Trust with respect to any asset of the Trust in the Trustee’s possession.
          2.3. Upon the Grantor’s death, the Trustee shall first pay all outstanding debts and obligations of the Trust, including the Policy Loan, in full from trust property in its possession and thereafter distribute any remaining trust property, together with any property received from the Independent Professional Trustee pursuant to Sections 6.4 or 10.1(b) hereof to [insert dispositive provisions].
ARTICLE III
PURPOSE
     The exclusive purposes and functions of the Trust are to purchase, obtain and maintain any policy or policies of insurance on the Grantor’s life (the “Policy”), to enter into and perform its obligations under the Policy Loan Documents, [, and — insert any other purposes that may be relevant to the actions permitted to be undertaken by the Trustee, if any].
ARTICLE IV
TRUSTEE
          4.1. Appointment of Trustee. The Grantor hereby confirms the appointment of [Insert Trustee Name] as Trustee of the Trust, and [Insert Trustee Name] hereby confirms its acceptance of such appointment.
          4.2. Compensation of Trustee. [Insert provisions governing Trustee’s compensation for its services hereunder].
          4.3. Duties of Trustee. The Trustee shall have the following obligations with respect to administration of the Trust:
     (a) [List specific duties of Trustee].

2

          4.4. Resignation and Appointment of Trustee.
     (a) The Trustee may resign upon [Insert Trustee resignation provisions]. No resignation of the Trustee shall become effective until the appointment of a successor Trustee in accordance with the terms of Section 4.4(b).
     (b) [Insert appointment of successor Trustee provisions].
     (c) To the extent a Independent Professional Trustee is serving hereunder pursuant to Section 5.1 hereof, the Trustee and any successor Trustee shall provide written notice to the Independent Professional Trustee of the resignation of the Trustee and the appointment of a successor Trustee within five (5) Business Days of any such resignation and appointment.
          4.5. Other. [Insert other provisions applicable to Trustee/other Independent Professional Trustee].
          4.6. Limited Applicability. Notwithstanding anything to the contrary contained in this Trust Agreement, any powers, rights or duties of the Trustee set forth in the provisions of this Article IV shall only apply to the extent of Trust assets held by or under the administration of the Trustee.
ARTICLE V
INDEPENDENT PROFESSIONAL TRUSTEE
          5.1. Appointment of Independent Professional Trustee. At all times while a Policy Loan is outstanding, there shall be a separate trustee, serving pursuant to this Section 5.1, or a successor thereto appointed in accordance with Section 5.2, to carry out the express duties and obligations of the Independent Professional Trustee set forth herein (such separate trustee appointed in accordance herewith, the “Independent Professional Trustee”). As of the date hereof, [Insert Name of Independent Professional Trustee] is appointed to serve as Independent Professional Trustee hereunder until its resignation in accordance with Section 5.2. For the avoidance of any doubt all references to the “Trustee” herein shall not be deemed to include any Independent Professional Trustee, and the Independent Professional Trustee shall not have any of the duties or obligations of any Trustee hereunder. No bond or other security shall be required of any person or institution named in this Trust Agreement as Independent Professional Trustee.
          5.2. Resignation of Independent Professional Trustee; Successor Independent Professional Trustee. An Independent Professional Trustee may resign by giving written notice to the Grantor and the Trustee, and such resignation shall be effective upon its delivery of such written notice. Should a Independent Professional Trustee resign or otherwise cease to serve as Independent Professional Trustee hereunder, the Trustee shall appoint a successor Independent Professional Trustee and provide notice of such appointment to the resigning or removed Independent Professional Trustee. Any successor Independent Professional Trustee appointed after the date hereof in accordance with this Section 5.2 shall be a federal or state chartered bank or trust company. Notwithstanding the foregoing, the Grantor shall not serve

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as an Independent Professional Trustee hereunder. No successor Independent Professional Trustee shall be obligated to examine the accounts, records or acts of a predecessor Independent Professional Trustee. Such successor Independent Professional Trustee shall accept, without examination or review, the accounts rendered and the property delivered by or for a predecessor Independent Professional Trustee. No Independent Professional Trustee shall in any way or manner be responsible for any act or omission to act on the part of any predecessor Independent Professional Trustee.
          5.3. Compensation of Independent Professional Trustee. Notwithstanding anything to the contrary contained in this Trust Agreement, any corporate Independent Professional Trustee serving hereunder shall be entitled to compensation in accordance with its regular fee schedule applicable at the time it shall be acting as Independent Professional Trustee hereunder. Any Independent Professional Trustee shall also be entitled to reimbursement for expenses necessarily incurred in the performance of the Independent Professional Trustee’s duties hereunder.
          5.4. Provisions Relating to Independent Professional Trustees. The following provisions shall govern the Independent Professional Trustee’s rights, powers, obligations and duties under this Trust Agreement, notwithstanding anything herein to the contrary:
     (a) The Independent Professional Trustee is expressly relieved of all liability to the Grantor, the Beneficiaries or any other person as a result of:
     (1) The corpus of the Trust being limited to one or more Policies;
     (2) The Trust’s entering into and performing its obligations under the Policy Loan Documents as contemplated herein.
     (b) In the absence of bad faith on its part, the Independent Professional Trustee may conclusively rely upon certificates or opinions furnished to the Independent Professional Trustee in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Independent Professional Trustee shall have examined such certificates or opinions so as to determine their compliance with the requirements of this Trust Agreement.
     (c) The Independent Professional Trustee shall not be personally liable or accountable to the Grantor, any Beneficiaries of the Trust, the Lender, or any other Person, except for the Independent Professional Trustee’s own grossly negligent action, grossly negligent failure to act, willful misconduct or bad faith. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
     (1) The Independent Professional Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of this Trust Agreement, any life insurance policy, or

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any of the Policy Loan Documents, and the Independent Professional Trustee shall be entitled to assume the validity and enforceability of all such documents without further inquiry;
     (2) The Independent Professional Trustee shall not be liable with respect to (x) any action taken or omitted to be taken by it in accordance with the instructions provided by the Trustee or the Lender in accordance with the provisions of this Trust Agreement, or (y) any action taken or omitted to be taken by the Trustee, any Beneficiaries, the Lender or any other Person;
     (3) No provision of this Trust Agreement, any Policy Loan Document or other agreement shall require the Independent Professional Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Independent Professional Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
     (4) The Independent Professional Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Trust Agreement or for the due execution hereof by the Grantor, any Beneficiaries or other trustee or for the form, character, genuineness, sufficiency, value or validity of any of the Trust estate;
     (5) The Independent Professional Trustee shall be entitled to rely exclusively, without investigation or other action on its part, on directions, notices, advices and calculations received from the Trustee or the Lender in accordance with this Trust Agreement, and such reliance shall not constitute negligence or misconduct in connection with the Independent Professional Trustee’s handling of funds or otherwise, and the Independent Professional Trustee shall not be personally liable or accountable to any Person, under any circumstances, by reason of such reliance;
     (6) The Independent Professional Trustee shall be under no obligation to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or the Policy Loan Documents, unless some other Person acceptable to the Independent Professional Trustee shall have offered to the Independent Professional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Independent Professional Trustee therein or thereby. The right of the Independent Professional Trustee to perform any discretionary act enumerated in this Trust Agreement shall not be construed as a duty, and the Independent Professional Trustee shall not be personally liable or

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accountable for the performance of any such act except as specifically provided herein.
     (7) The Independent Professional Trustee shall not have any duty or obligation to manage, control, prepare, file or maintain any report, license or registration, use, sell, dispose of or otherwise deal with the Trust estate, or otherwise to take or refrain from taking any action under or in connection with this Trust Agreement or any Policy Loan Documents, except as expressly required hereby or thereby;
     (8) The Independent Professional Trustee shall be under no obligation to appear in, prosecute or defend any action, or to take any other action other than the giving of notices, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall be furnished with such security and indemnity against such expense or liability as it may reasonably require;
     (9) The Independent Professional Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its reasonable control, the Independent Professional Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement;
     (10) The Independent Professional Trustee shall not be required to take any action hereunder or in relation to the Policy Loan Documents, or otherwise if the Independent Professional Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Independent Professional Trustee or is contrary to the terms hereof or is otherwise contrary to law.
     (d) Whenever the Independent Professional Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision of this Trust Agreement or any Policy Loan Document, the Independent Professional Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Trustee requesting instruction as to the course of action to be adopted (with a copy to the Lender during such time while any Policy Loan is outstanding), and, to the extent the Independent Professional Trustee acts in good faith in accordance with any such instruction from the Trustee (with the Lender’s written consent during such time as any Policy Loan is outstanding), the Independent Professional Trustee shall not be liable on account of such action to any Person. If the Independent Professional Trustee shall not have received appropriate instructions within ten calendar days

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of sending such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Trust Agreement, and the Independent Professional Trustee shall have no liability to any Person for any such action or inaction.
     (e) The Independent Professional Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document as long as the Independent Professional Trustee has otherwise satisfied its obligations under this Trust Agreement. The Independent Professional Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Independent Professional Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Independent Professional Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
     (f) In the administration of the trusts hereunder, in the exercise of its rights and powers and in the performance of its duties and obligations under this Trust Agreement, the Independent Professional Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and although the Independent Professional Trustee shall be responsible for all obligations of the Independent Professional Trustee hereunder, the Independent Professional Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Independent Professional Trustee in good faith, and (ii) may consult with counsel, accountants and other skilled professionals to be selected in good faith and employed by it. The Independent Professional Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons as long as no officer or agent of the Independent Professional Trustee has any actual knowledge that such opinion or advice is inappropriate or based on incorrect information.
     (g) Without prejudice to any separate fee and indemnification agreement, the Trust shall indemnify, protect, save and hold the Independent Professional Trustee, its officers, directors, shareholders and employees (collectively, the “Indemnified Persons”) harmless against any and all loss, liability, obligation, damage, claim, penalty, tax (excluding any taxes on the

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Independent Professional Trustee on, or measured by, any compensation received by the Independent Professional Trustee) or expense of any kind or nature whatsoever arising out of or in connection with the creation, acceptance, operation or administration of the Trust, including the costs and expenses of defending any Indemnified Person against any claim or liability in connection with the exercise or performance of any rights, powers or duties hereunder (each of the foregoing, a “Claim”); provided, however, the Trust shall not be required to indemnify, protect, save and hold any Indemnified Person harmless from any Claim (or portion thereof) resulting from gross negligence, willful misconduct or bad faith on such Indemnified Person’s part. Upon the Independent Professional Trustee’s becoming aware of the occurrence of an event that results in any loss, liability or expense to any Indemnified Person, the Independent Professional Trustee shall promptly send written notice thereof to the Trustee and the Grantor. The indemnity contained in this section shall survive the termination of this Trust Agreement.
     (h) It is hereby acknowledged that the Person serving as Independent Professional Trustee of the Trust, or an affiliate of such Person, may also serve in any one or more of the following capacities:
Escrow Agent or Securities Intermediary
The Grantor and Beneficiaries hereby acknowledge the potential conflict of interests between the Independent Professional Trustee’s actions as Independent Professional Trustee and the Independent Professional Trustee’s actions in such other capacities, consent to the Independent Professional Trustee’s serving in any or all such capacities, and, to the fullest extent permitted by law, waive any potential conflict of interests the Independent Professional Trustee may have as a result of serving in such capacities. When taking any action in any of the above capacities, the Independent Professional Trustee shall be deemed to be acting only in such capacity, and shall not be deemed to be acting in its capacity as Independent Professional Trustee hereunder. Any limitation placed upon the Independent Professional Trustee in any of the above capacities shall not be a limitation upon the Independent Professional Trustee’s ability to take any such act in any other capacity, unless such activities in such other capacity are also so limited.
     (i) In the event the signature of the Independent Professional Trustee is required in connection with documentation relating to any sale or disposition of any Policy, it is expressly understood and agreed that the Independent Professional Trustee shall have no responsibility to make any representations or warranties regarding (i) any Policy, or (ii) any documents relating to the issuance of any Policy.
     (j) If (a) there is any disagreement or dispute in connection with the Trust or the subject matter hereof, including any dispute between the Trustee, the Independent Professional Trustee, the Grantor, or any Beneficiaries, or between

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the Grantor, the Trustee, any Beneficiaries or any Person not a party to this Trust Agreement or (b) there are adverse or inconsistent claims or demands upon, or inconsistent instructions to the Independent Professional Trustee, the Independent Professional Trustee may at its election refuse to comply with any such claims, demands or instructions, or refuse to take any other action pursuant to this Trust Agreement until (i) the rights of all Persons involved in the dispute have been fully and finally adjudicated by a court of competent jurisdiction or the Independent Professional Trustee has resolved any such doubts to its good faith satisfaction; or (ii) all disputes have been resolved between the Persons involved and the Independent Professional Trustee has received written notice thereof satisfactory to it from all such Persons. Without limiting the generality of the foregoing, the Independent Professional Trustee may at its election interplead the subject matter of this Trust Agreement with a court of competent jurisdiction, or commence judicial proceedings for a declaratory judgment, and, without prejudice to any separate fee and indemnification agreement, the Independent Professional Trustee shall be entitled to recover from the Grantor or the Trust the Independent Professional Trustee’s attorneys’ fees, expenses and costs in connection with any such interpleader or declaratory judgment action.
     (k) In the event the Independent Professional Trustee receives proceeds of any Policy in connection with a purported rescission of such policy by the insurer that issued such Policy, the Independent Professional Trustee shall give written notice to each of the Grantor and the Trustee (and during such time as any Policy Loan is outstanding, the Lender) (in such form as shall be appropriate under the circumstances) and the Independent Professional Trustee shall deliver all such proceeds to the Trustee or, during such time as any Policy Loan is outstanding, to the Lender in accordance with the Lender’s written instructions.
     (l) Without limiting the generality of any other provision of this Trust Agreement, it is expressly understood and agreed by the parties hereto (i) that in no event shall the Independent Professional Trustee, in its individual capacity have any liability for any representations or warranties in any insurance application or any document submitted to an insurer in connection with any insurance policy, and (ii) the Independent Professional Trustee, in its individual and representative capacities shall have no duty or obligation, and the parties hereto have no expectation that it shall, and it shall not undertake, to inquire into or independently verify the accuracy or completeness in any manner of the representations or warranties made in any insurance application or any document submitted to an insurer in connection with any insurance policy.
     (m) The Grantor hereby agrees and, as evidenced by its acceptance of any benefits hereunder, any Beneficiaries agrees that Independent Professional Trustee in any capacity has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, financial, investment or insurance implications and consequences of the formation, funding and ongoing

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administration of the Trust, including, but not limited to, income, gift, and estate tax issues, insurable interest issues, and any financing arrangements.
     (n) Independent Professional Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Amendment, and no implied duties, covenants or obligations shall be read into this Amendment against Independent Professional Trustee. Except for those duties expressly assigned to the Independent Professional Trustee under this Amendment, the Trustee shall continue to perform all other Trustee duties as outlined in the Trust Agreement dated as of                                          between [                     ]. The parties hereto agree that Independent Professional Trustee will only take action as expressly provided herein or pursuant to written instructions received from a Lender under a Policy Loan.
     (o) Independent Professional Trustee, in its individual capacity, shall not have any obligation by virtue of this Amendment to expend or risk any of its own funds, or to take any action which could, in the reasonable opinion of Independent Professional Trustee, result in any cost or expense being incurred by Independent Professional Trustee, in its individual capacity. Independent Professional Trustee shall not be required to take any action or refrain from taking any action under this Amendment unless it shall have been indemnified by a Lender or the Trust in a manner and form satisfactory to Independent Professional Trustee against any liability, cost or expense (including reasonable attorneys’ fees) which may be incurred in connection therewith. No provisions of this Agreement shall be deemed to impose any duty on Independent Professional Trustee to take any action if Independent Professional Trustee shall have been advised by counsel that such action would expose it to personal liability, is contrary to the terms hereof or is contrary to law.
ARTICLE VI
CERTAIN INDEPENDENT PROFESSIONAL TRUSTEE AND TRUSTEE PROVISIONS
          6.1. At all times when a Policy Loan is outstanding under any Policy Loan Documents, whenever this Trust Agreement or the other Policy Loan Documents provide that an action may be taken or not taken at the option, election or in the discretion of the Independent Professional Trustee (the “Elective Action”) (including, without limitation, the decision (i) to apply for and purchase a life insurance policy or to surrender, sell or otherwise dispose of said policy; and (ii) to enter into any amendment to any Policy Loan Documents), the Independent Professional Trustee shall only exercise such option, make such election, or exercise such discretion pursuant to written notice (the “Elective Notice”) received from the Lender under any Policy Loan Documents or its designee (notice of the appointment of any such designee shall be provided in writing by the Lender to the Independent Professional Trustee) for so long as any obligations remain outstanding under any Policy Loan Documents (a) stating that certain Elective Action may be taken by a specified date (the -Elective Date”), (b) listing the alternative courses of action that may be taken, and (c) directing a course of action. The Independent Professional Trustee shall follow Lender’s instructions contained in the Elective Action pursuant

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to clause (c) above, it being hereby agreed that except in the event of its own gross negligence, willful misconduct or bad faith in carrying out any Elective Action as so instructed, the Independent Professional Trustee shall not have any liability to any Person or entity (including without limitation the Lender and any Beneficiaries hereunder) for following the instructions contained in the Elective Action pursuant to clause (c) above. Any action by the Independent Professional Trustee shall be binding on the Trust and neither the signature of the Lender nor the Trustee shall be required to bind the Trust. The Independent Professional Trustee shall have no liability to any party for any decision of the Independent Professional Trustee absent gross negligence, willful misconduct or bad faith, and the Trust shall indemnify the Independent Professional Trustee and hold the Independent Professional Trustee harmless from any loss or expense incurred by the Independent Professional Trustee for any decision made in good faith and not tainted with gross negligence, willful misconduct or bad faith.
          6.2. In the event the Independent Professional Trustee receives any correspondence from an insurance company that issued any Policy, it shall forward a copy of such correspondence within five (5) Business Days to the Lender and the Trustee.
          6.3. Any cash, including, but not limited to any proceeds of any Policy, held from time to time by the Independent Professional Trustee shall remain uninvested.
          6.4. At such time when all obligations under all Policy Loans have been paid and satisfied in full, as evidenced by a writing from the Lender to the Independent Professional Trustee, the Independent Professional Trustee shall transfer any Policy and/or any Policy proceeds in its possession to the Trustee within a commercially reasonable time, and the Independent Professional Trustee shall have no further obligation with respect to the Trust.
          6.5. Notwithstanding any provision contained in this Trust Agreement to the contrary:
     (a) In the event that a Policy Loan is outstanding, is scheduled to mature within 60 days (based upon the maturity date specified in the related Loan Application and Agreement and the related Promissory Note executed by the Trust) and there are insufficient funds in the possession of the Independent Professional Trustee to fully satisfy the obligations under the related Policy Loan, Independent Professional Trustee shall deliver written notice to the Grantor and the Beneficiaries of the Trust at the addresses provided in the Policy Loan Documents (provided, however, that if beneficiaries are listed by class, Independent Professional Trustee shall only be required to deliver such notice to the members of such class of beneficiaries identified in a written statement received by Independent Professional Trustee from the Grantor) stating (a) that such Policy Loan is maturing and the amount due (or projected to be due) on the maturity date thereof, as specified to Independent Professional Trustee in a written notice delivered to Independent Professional Trustee by the Lender, (b) the amount of funds in the Trust are insufficient, or otherwise unavailable, to fully satisfy the obligations under such Policy Loan and (c) that unless the Grantor and/or Beneficiaries contribute funds to the Trust, through the Independent Professional Trustee, on or before three (3) Business Days prior to the maturity

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date sufficient to permit the Trust to pay such Policy Loan in full, that the Independent Professional Trustee is hereby directed to and shall have no discretion not to unconditionally and irrevocably transfer and assign the Policy to the lender under such Policy Loan (the “Lender”1) or to a designee of the Lender if such designee is specified by the Lender in a written notice delivered prior to such transfer and assignment to Independent Professional Trustee (the “Designee). If on or before three (3) Business Days prior to the maturity date of any Policy Loan the Grantor and/or Beneficiaries contribute any funds to the Trust, through the Independent Professional Trustee, the Independent Professional Trustee shall, within three (3) Business Days after the receipt of any funds identified as being contributed by the Grantor and/or a Beneficiaries, pay such funds to the Lender. In the event that the Grantor and/or Beneficiaries fail to contribute funds to the Trust, through the Independent Professional Trustee, on or prior to such three (3) Business Day period in an amount sufficient to permit the Trust to pay all obligations scheduled to be due with respect to such Policy Loan on such maturity date (as specified to Independent Professional Trustee in a written notice delivered to the Trustee and the Independent Professional Trustee by the Lender or the Designee), each of the Trustee and Independent Professional Trustee is hereby directed to and shall have no discretion not to as soon as is commercially reasonably practicable thereafter unconditionally and irrevocably transfer and assign the related Policy and any cash or other assets of the Trust in the respective possession or control of each to the Lender or the Designee.
     (b) Following the maturity of a Policy Loan (whether at stated maturity, by acceleration following an event of default or otherwise), if (a) the Grantor and/or Beneficiaries have not contributed funds to the Trust, through the Independent Professional Trustee, on or before three (3) Business Days prior to the maturity date in an amount sufficient to permit the Independent Professional Trustee to pay the amount due on such Policy Loan in full at the maturity date, as specified to Independent Professional Trustee in a written notice delivered to the Independent Professional Trustee by the Lender, and (b) the Trust does not otherwise have sufficient funds to satisfy such Policy Loan in full, immediately following receipt by the Independent Professional Trustee and Trustee of a notice of default from the Lender and a written demand for the assignment or transfer of the Policy to the Lender or the Designee, each of Trustee and the Independent Professional Trustee is hereby directed to and shall have no discretion not to as soon as is commercially reasonably practicable thereafter unconditionally and irrevocably transfer and assign the related Policy and any cash or other assets of the Trust, in the possession or control of each, as applicable, to the Lender or the Designee.

[1]	For avoidance of doubt, the term Lender shall include any person that acquires a Policy Loan, either via purchase and assignment or via a participation interest in the loan.

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     (c) Any such transfer and assignment of the Policy shall be effected by the Independent Professional Trustee executing and delivering on behalf of the Trust to the Lender or the Designee as aforesaid (i) a change of owner form changing the owner of the Policy to the Lender or the Designee, (ii) a change in beneficiary form changing the beneficiary of the Policy to the Lender or the Designee and (iii) such other documents or instruments as shall be reasonably requested by the Lender for the purpose of effecting such changes in owner and beneficiary and the transfer and assignment of all right, title and interest in and to the Policy, each of such forms, documents or instruments to be in the form provided by Lender to the Independent Professional Trustee. Any funds in the possession of the Independent Professional Trustee to be transferred shall be transferred by wire transfer of immediately available funds to the account specified in writing by the Lender to the Independent Professional Trustee.
     (d) At any time following the receipt of a written notice from the Lender stating that an event of default has occurred under any Policy Loan and requesting a delivery to the Lender or the Designee of the original related Policy and all amendments and endorsements thereto and any other documents related to such Policy, the Independent Professional Trustee is hereby directed to and shall have no discretion not to unconditionally and irrevocably deliver such original Policy and such other documents in its possession to the Lender or the Designee. If requested in writing at any time by the Lender after the execution and delivery of the change in owner and change in beneficiary forms referred to in paragraph (c) of this Section 6.5, the Independent Professional Trustee shall execute all documents presented to it for execution by Lender to cause the relevant insurance carrier to issue a verification of coverage form indicating that ownership of such Policy and the beneficiary under such Policy have been changed to the Lender or the Designee.
     (e) After the transfer of the Policy and Trust assets as provided in Paragraphs (a), (b), (c) and (d) of this Section 6.5, the Independent Professional Trustee shall thereafter arrange for any filings to be made or actions to be taken by the Independent Professional Trustee or the Trust, as directed by the Trustee or Lender, prior to the termination of the Trust, including without limitation, the making of any tax or other filings required by law as determined by Trustee or Lender. Upon the completion of such filing and the taking of such actions, the Trust shall, subject to obtaining the consent of the Lender and any Designee, terminate and the Independent Professional Trustee thereafter shall have no further duties, obligations or liabilities whatsoever to the Grantor or Beneficiaries hereunder or in connection with or relating to such transfer and assignment. The Independent Professional Trustee shall engage, at the direction of the Trustee and at the expense of the Trust, a firm of independent public accountants (the “Accountants”) to prepare any and all tax returns of the Trust that may be required. The Independent Professional Trustee shall have no liability with respect to the negligence or misconduct of the Accountants and shall only be obligated to (a) execute tax returns presented to it by the Accountants and file the same with the appropriate tax authorities and (b) pay the tax shown to be due on

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such tax returns, to the extent of available funds in the Trust. The Grantor agrees to contribute sufficient funds to the Trust to provide for the payment of the Accountants’ tax return preparation fees and to pay any tax shown to be due on such tax returns, to the extent that the Trust has insufficient funds therefor. In the event that the Grantor fails to contribute sufficient funds to the Trust to allow the Accountants to prepare tax returns, the Independent Professional Trustee shall have no duty or obligation to prepare such tax returns or incur any expenses whatsoever with respect to their preparation. The Trustee hereby agrees to provide any and all information in its possession that may be necessary for the Accountants to prepare any tax returns.
     (f) The Grantor acknowledges that in the event that the Independent Professional Trustee is required to transfer and assign all of the Trust’s assets to the Lender under the circumstances described above in Paragraphs (a), (b), (c) and (d) of this Section 6.5, the Beneficiaries shall receive no benefits under the Trust or any Policy owned by the Trust. Grantor and Beneficiaries further acknowledge that the Independent Professional Trustee shall not be liable for any transfer or assignment by the Independent Professional Trustee as described in Paragraphs (a), (b), (c) and (d) of this Section 6.5.
          6.6. (a) The Independent Professional Trustee, on behalf of the Trust, is hereby directed to, and shall cause the Trust to enter into the following Policy Loan documents presented to it for execution:
     (1) Loan Application and Agreement.
     (2) Risk and Disclosure Statement.
     (3) Promissory Note.
     (4) A Collateral Assignment of the Life Insurance Policy.
     (5) Such other documents or instruments as the Lender may reasonably request in writing and as presented to it for execution (the documents referred to in 1-4, and such documents referred to in this 5, being collectively the “Policy Loan Documents”).
     (b) Subject to Article V of this Trust Agreement, the Independent Professional Trustee shall, at the written direction of the Lender, cause the Trust to take such actions as the Lender shall specify in connection with the matters set forth in Article 5(a) of the Loan Application and Agreement and shall pursuant to such written directions cause the Trust to comply with the remaining covenants set forth in Article 5 of the Loan Application and Agreement.
     (c) Subject to Article V of this Trust Agreement, for so long as any Policy Loan remains outstanding, the Independent Professional Trustee shall cause the Trust to:

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     (1) (1) upon written direction from the Lender, take such further action and/or execute and deliver all further assurances, documents and/or instruments as may be reasonably requested in writing by the Lender and presented to it for execution in order to (x) effect, administer or enforce the transactions contemplated by Policy Loan Documents, and (y) permit the realization of the benefits of any collateral assignment or pledge of the Policy to the Lender and its assigns.
     (2) within one (1) Business Day of its discovery thereof, notify the Lender in writing of any breaches of the representations and warranties of the Trust under any Policy Loan Document.
          6.7. Notwithstanding anything to the contrary contained in this Trust Agreement, the following provisions shall apply to the extent any Policy Loan is outstanding and with respect to any Policy over which the Independent Professional Trustee has exclusive control as set forth in Article V:
     (a) During the lifetime of the Grantor, the Independent Professional Trustee may receive, as owner and/or Beneficiaries, the Policy and may apply for, purchase or enter into any agreement for the purchase of any Policy.
     (b) The Independent Professional Trustee, on behalf of the Trust, is vested with all right, title and interest in and to the Policies which may compose part of the Trust estate and is authorized and empowered to exercise as absolute owner all of the rights, powers, interests, privileges, and benefits of every kind which may accrue on account of any Policy or interest therein.
     (c) The Grantor shall have no incidents of ownership, interest or rights of any kind in or to any of the said Policies which may be included within the Trust estate, or any other property of the Trust. The Grantor hereby relinquishes all rights and powers in any Policy included within the Trust estate which are not assignable, and will, at the request of the Independent Professional Trustee, execute all other instruments reasonably required to effectuate this relinquishment.
     (d) The Grantor hereby authorizes and directs any insurance company issuing any Policy now or hereafter included within the Trust estate to recognize the Independent Professional Trustee as the absolute owner of such Policy, fully entitled to all options, rights, privileges and interests under such Policy.
     (e) In the event that the Independent Professional Trustee receives written notice that a Policy is being contested or rescinded by a life insurance carrier, the Independent Professional Trustee shall, within three (3) Business Days of its receipt thereof, forward such communications and all documents relating to such contest or rescission action to the Grantor and Lender. The Independent Professional Trustee shall at the written direction of the Lender and at the joint

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and several expense of the Trust and Lender cause the Trust to defend any actions by a life insurance carrier to rescind or contest any Policy.
     (f) Without limiting the generality of any other provision of this Trust Agreement, it is expressly understood and agreed by the parties hereto (i) that in no event shall Independent Professional Trustee, in its individual capacity have any liability for any representations or warranties in any Policy application or any document submitted to an insurance company in connection with any Policy, and (ii) Independent Professional Trustee, in its individual and representative capacities shall have no duty or obligation, and the parties hereto have no expectation that it shall, and it shall not undertake, to inquire into or independently verify the accuracy or completeness in any manner of the representations or warranties made in any Policy application or any document submitted to an insurance company in connection with any Policy.
ARTICLE VII
SPENDTHRIFT
          7.1. Notwithstanding anything herein to the contrary:
     (a) Except as may be required in conjunction with any Policy Loan or as otherwise provided herein, the interest of any Beneficiaries in any trust created hereunder shall not be transferred, assigned or conveyed and shall not be subject to the claims of any creditors of such Beneficiaries and any attempted transfer, assignment or conveyance shall be void and of no effect, and each Trustee and Independent Professional Trustee, to the extent of any trust property held by each respectively, shall continue distributing such trust property directly to or for the benefit of such Beneficiaries as provided for hereunder notwithstanding any transfer, assignment or conveyance, and notwithstanding any action by creditors.
     (b) Notwithstanding the foregoing, the interest of any Beneficiaries in any trust created hereunder may be pledged to the Lender pursuant to the Policy Loan. In addition, notwithstanding the foregoing, immediately upon the receipt by the Independent Professional Trustee of a notice of default from the Lender stating that the interest of a Beneficiaries in the Trust has been pledged to the Lender pursuant to the Policy Loan and that an event of default has occurred under the Policy Loan, and that pursuant to an assignment of beneficial interest previously delivered pursuant to a security agreement, the interest of the beneficiary in the Trust has been unconditionally and irrevocably assigned and transferred to the Lender or the Designee, the Independent Professional Trustee shall immediately thereafter reflect on the books and records of the Trust the assignment and transfer of such beneficial interest to, and the ownership of such beneficial interest by, the Lender or the Designee, and shall give written notice of such transfer to the Trustee following which the Trustee shall reflect such transfer on any books and records it maintains for the Trust, it being understood and

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agreed that any failure of the Trustee to reflect such transfer shall have no effect on the validity thereof.
     (c) From and after the recordation of such transfer by the Independent Professional Trustee of the beneficial interests in the Trust to the Lender or the Designee, each of the Trustee and Independent Professional Trustee is directed unconditionally and irrevocably not to take any action with regard to the Trust or the Policy without the prior written consent of the Lender or any such Designee, as applicable.
     (d) In the event the interest of any Beneficiaries in the Trust created hereunder is transferred, assigned and re-titled in the name of the Lender or the Designee, as applicable, as required Section 7.1(b), the Lender or Designee shall have the power and right to direct that all of the principal thereof, together with accumulated income (including any Policy), shall be immediately thereafter unconditionally and irrevocably paid and distributed to, or re-titled in the name of, the Lender or the Designee by the Independent Professional Trustee, after which the Trust shall be terminated.
ARTICLE VIII
RULE AGAINST PERPETUITIES
     [Insert Rules Against Perpetuities Provision]. To the extent any trust hereunder terminates pursuant to this Article VIII, the Trustee shall send written notice thereof to the Independent Professional Trustee. The Independent Professional Trustee shall only be deemed to have knowledge of any such termination to the extent so advised.
ARTICLE IX
BENEFICIARY WITHDRAW RIGHTS
     Insert Beneficiary Withdrawal Rights provisions]. It is understood and agreed that to the extent the provisions of this Article LX are applicable, the Trustee shall give notice thereof to the Independent Professional Trustee, and the sole duty of the Independent Professional Trustee with respect thereto will be to transfer to the Trustee any cash or other property transferred to the Trust through the Independent Professional Trustee by any Person other than the Lender and the insurance company that issued the relevant Policy in such amounts and at such times as the Trustee shall specify in writing; provided, however, that the duty of the Independent Professional Trustee to transfer amounts to the Trustee as provided herein shall not apply to the extent of any funds contributed to the Trust through the Independent Professional Trustee which have been identified as being contributed to (i) satisfy all or any part of any Policy Loan or, (ii) fund administrative expenses of the Trust (including, without limitation, the fees of the Accountants).

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ARTICLE X
TERMINATION
          10.1. Termination of the Trust.
     (a) The dissolution of the Trust (including each trust hereunder) shall begin upon the earliest of the following events:
     (1) the entry of a decree of judicial dissolution of the Trust;
     (2) the written direction of the Lender or Designee delivered to the Trustee and Independent Professional Trustee in accordance with Sections 6.5(e) or 7.1(d);
     (3) so long as no Policy Loan remains outstanding, upon the written election of the Trustee; or
     (4) so long as no Policy Loan remains outstanding, upon the happening of an event specified in Article VIII.
     (b) As soon as practicable after the occurrence of an event referred to in Section 10.1(a), the Independent Professional Trustee shall (in accordance with the written direction of the Trustee, or so long as any Policy Loan remains outstanding, the Lender) transfer the Trust assets in its possession or control to the Lender or Trustee, as the case may be, and the Trustee shall wind up and dissolve the Trust, by distributing all of the Trust’s assets, first as necessary to satisfy any Policy Loan to the Lender (in accordance with the Lender’s written direction), and to the extent of any remaining Trust assets, to the Beneficiary. Immediately thereafter, the Trust shall terminate and be of no further force or effect, except for any provisions that expressly survive the termination hereof.
ARTICLE XI
MISCELLANEOUS
          11.1. Interpretation. Wherever used herein and to the extent appropriate, the masculine, feminine or neuter gender shall include the other two genders, the singular shall include the plural, and the plural shall include the singular. However, for purposes of this Trust Agreement, the Grantor shall under no circumstances be considered as custodian of any beneficiary, and shall have no powers as such.
          11.2. Situs; Governing Law. This Trust Agreement and the trust(s) created herein shall be construed, regulated and governed by and in accordance with the laws of the state of the Independent Professional Trustee, as such state shall be designated in any appointment. The situs of the Trust and its place of administration shall be the state of the Independent Professional Trustee, as such state shall be designated in any appointment. The current situs of this Trust Agreement is the State of [Insert State].

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          11.3. Headings. Headings contained in this Trust Agreement are inserted for convenience of reference and do not affect the interpretation of this Trust Agreement or any provision hereof.
          11.4. Severability. If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.
          11.5. Delivery of Notice to Grantor. After the Grantor’s death, any notice to be delivered to the Grantor shall be delivered to the Grantor’s legal representative.
          11.6. Counterparts; Delivery by Facsimile. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the parties hereto to one of such counterpart signature pages. All such counterpart signature pages shall be read as though one and they shall have the same force and effect as though all of the signers had signed a single signature page.
          11.7. Notices. All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or one Business Day after being sent by overnight delivery service or three days after being deposited in the mail, certified mail postage prepaid, or when sent by facsimile transmission, if confirmed by mechanical confirmation and if a copy thereof is promptly thereafter personally delivered, sent by overnight delivery service or so deposited in the mail, addressed to:

(a) Grantor:

(b) Beneficiary(ies):

(c) Trustee:

     (d) Independent Professional Trustee:
Bank of Utah
Corporate Trust Services
200 E. South Temple, Suite 210
Salt Lake City, UT 84111
Phone: (801) 924-3690
Fax: (801) 746-3519

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     (e) Lender:
Imperial Premium Finance, LLC
701 Park of Commerce Blvd., Ste. 301
Boca Raton, FL 33487
ARTICLE XII
DEFINITIONS
     Unless the context otherwise requires, the following terms shall have the following meanings:
     “Accountants” shall have the meaning set forth in Section 6.5(e).
     “Beneficiary” shall have the meaning set forth in the introductory paragraph hereto.
     “Business Day” means any day of the year, other than a Saturday or Sunday or legal holiday, on which banks are authorized or required to close in state of the location of the Independent Professional Trustee.
     “Claims” shall have the meaning set forth in Section 5.4(g).
     “Independent Professional Trustee” shall have the meaning set forth in Section 5.1.
     “Designee” shall have the meaning set forth in Section 6.5(a). “Elective Action” shall have the meaning set forth in Section 6.1 “Elective Date” shall have the meaning set forth in Section 6.1. “Elective Notice” shall have the meaning set forth in Section 6.1.
     “Grantor” shall have the meaning set forth in the introductory paragraph hereto.
     “Indemnified Persons” shall have the meaning set forth in Section 5.4(g).
     “Lender” shall have the meaning set forth in Section 6.5(a).
     “Loan Application and Agreement” means that certain Loan Application and Agreement to be entered into by the Trust with a Lender for purposes of acquiring the Policy Loan.
     “Original Trust Agreement” shall have the meaning set forth in the introductory paragraph hereto.
     “Person” means a legal person, including any individual, corporation, estate, partnership, limited partnership, joint venture, association, joint stock company, limited liability company, trust (including a business or statutory trust), unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.
     “Policy” has the meaning set forth in Section Article III.

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     “Policy Loan” means the borrowing effected by the Trust under the Policy Loan Documents.
     “Policy Loan Documents” shall have the meaning set forth in Section 6.6.
     “Trust” shall have the meaning set forth in the recitals hereto.
     “Trust Agreement” shall have the meaning set forth in the introductory paragraph hereto.
     “Trustee” shall have the meaning set forth in the introductory paragraph hereto.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Trust Agreement on the day and year first above written.

Witness #1	[Insert Grantor Name], GRANTOR

Witness #2
(witnesses may not be the undersigned notary)
STATE OF ________________
COUNTY OF ______________
     This day personally appeared before me, the undersigned authority in and for said County and State, the within named [Insert Grantor Name] (Grantor) who acknowledged signing and delivering the above and foregoing Amended and Restated [Insert Trust Name] on the day and date therein mentioned as a free and voluntary act and deed and for the purposes therein expressed.
     GIVEN under my hand and official seal of office this the ______ day of ____________, 2010.

Notary Public
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Trust Agreement on the day and year first above written.

Witness #1	[Insert Trustee Name], TRUSTEE

Witness #2
(witnesses may not be the undersigned notary)
STATE OF _______________
COUNTY OF _____________
     This day personally appeared before me, the undersigned authority in and for said County and State, the within named [Insert Trustee Name] (Trustee) who acknowledged signing and delivering the above and foregoing Amended and Restated [Insert Trust Name] on the day and date therein mentioned as a free and voluntary act and deed and for the purposes therein expressed.
     GIVEN under my hand and official seal of office this the ______ day of ____________, 2010.

Notary Public
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Trust Agreement on the day and year first above written.

Witness #1	[Insert Beneficiary Name], BENEFICIARY

Witness #2
(witnesses may not be the undersigned notary)
STATE OF _______________
COUNTY OF _____________
     This day personally appeared before me, the undersigned authority in and for said County and State, the within named [Insert Beneficiary Name] (Beneficiary) who acknowledged signing and delivering the above and foregoing Amended and Restated [Insert Trust Name] on the day and date therein mentioned as a free and voluntary act and deed and for the purposes therein expressed.
     GIVEN under my hand and official seal of office this the ______ day of ____________, 2010.

Notary Public
My Commission Expires:

     IN WITNESS WHEREOF, the undersigned has executed this Trust Agreement on the day and year first above written.

Bank of Utah, Independent Professional Trustee

Witness #1
By:

Title:

Witness #2
(witnesses may not be the undersigned notary)
STATE OF _______________
COUNTY OF _____________
     This day personally appeared before me, the undersigned authority in and for said County and State, the within named _______________________________, as __________________ of Bank of Utah (Independent Professional Trustee) who acknowledged signing and delivering the above and foregoing Amended and Restated [Insert Trust Name] on the day and date therein mentioned as a free and voluntary act and deed and for the purposes therein expressed.
     GIVEN under my hand and official seal of office this the ______ day of ____________, 2010.

Notary Public
My Commission Expires:

EXHIBIT P
Form of Written Consent of the Sole Member of Imperial PFC
[see attached]

Execution Copy
WRITTEN CONSENT OF
THE SOLE MEMBER OF
IMPERIAL PFC FINANCING, LLC
     The undersigned, Imperial Premium Finance, LLC, a Florida limited liability company (“Member”), being the sole Member of Imperial PFC Financing, LLC, an Illinois limited liability company (“Company”), acting pursuant to authority set forth in the Illinois Limited Liability Company Act, does hereby adopt the following resolutions by written consent:
WHEREAS, Member holds one hundred percent (100%) of the membership interests in Company;
WHEREAS, Company desires to enter into the Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (the “Omnibus Agreement”; initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Omnibus Agreement) with Lexington Insurance Company, a Delaware property and casualty insurance company (“Lexington”) to enable Company to pay to Ableco Finance LLC, a Delaware limited liability company (“Ableco”) all amounts due and owning by Company to Ableco pursuant to that certain Financing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified from time to time), by and between Company and Ableco;
WHEREAS, Company has reviewed the documents described on Exhibit “A” attached hereto (collectively, the “Company Agreements”) and all other Settlement Documents and Transaction Documents contemplated thereby and has determined that it is in the best interests of Company to enter into the Company Agreements and to consummate such transactions as are contemplated thereby; and
WHEREAS, as a condition precedent to Lexington’s obligation to pay the Settlement Amount to or for the benefit of Company, Lexington has required Company to execute and deliver to Lexington the Company Agreements.
NOW, THEREFORE, BE IT RESOLVED, that by affirmative vote of the holders of one hundred percent (100%) of the issued and outstanding membership interests of Company, the form, terms and provisions of each of the Company Agreements, including all of the exhibits thereto and related agreements referred to therein, are hereby ratified and approved, and Company is authorized and directed to enter into such agreements, and in connection therewith, the President, any Vice President, any other authorized officer of Company or any officer of Company or other third party to which Company’s board of directors has delegated appropriate power and authority (each, an “Agent”) hereby is authorized and directed in the name of Company, to take all such actions and to execute and deliver such documents for and on behalf of Company, with such modifications and amendments as such Person may, in his, her or its discretion, deem to be necessary or desirable;
RESOLVED FURTHER, that the incurrence of the Obligations in accordance with the Omnibus Agreement be, and hereby is, authorized and approved in all respects and that the officers of Company are hereby authorized and directed to use the Settlement Amount solely in the manner contemplated by and described in the Omnibus Agreement;
RESOLVED FURTHER, that, as collateral security for its obligations arising under, out of or in connection with the Company Agreements, Company be, and it hereby is, authorized to (i) grant to Lexington a security interest in the Collateral, whether now owned or existing or hereafter acquired pursuant to the terms and conditions set forth in the Omnibus Agreement and (ii) execute and deliver to Lexington any UCC financing statements, instruments and other documents required or desirable in relation to the transactions contemplated by the Omnibus Agreement, the Company Agreements or any other Settlement Document or related document;
RESOLVED FURTHER, that any and all actions taken by the President, any Vice President, any other authorized officer of Company or any Agent in connection with the transactions contemplated by the Omnibus Agreement, the Company Agreements or any other Settlement Document or related document are hereby ratified, confirmed and approved as the valid and binding acts and obligations of Company;
RESOLVED FURTHER, that the President, any Vice President, any other authorized officer of Company or any Agent is authorized to take such other actions and sign such other documents as may be necessary or advisable to carry out the intent of the foregoing resolutions; and
RESOLVED FURTHER, that Lexington is authorized to act upon the foregoing resolutions until written notice of their revocation is delivered to Lexington, and that the authority herein granted shall apply with equal force and effect to the successors of the President, any Vice President, any other officer or any Agent herein authorized.
This Written Consent shall be filed with the minutes of meeting of Company.
[Signature page follows.]

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Dated to be effective as of September 8, 2010.

IMPERIAL PREMIUM FINANCE, LLC, sole Member
By:	Imperial Holdings, LLC, its Managing Member

By:
Jonathan Neuman, President

Written Consent of the Sole Member of Imperial PFC Financing, LLC

EXHIBIT “A”
COMPANY AGREEMENTS
1.	Amended and Restated Limited Liability Company Agreement of Imperial PFC Financing, LLC, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Donald J. Puglisi.

2.	Payoff Letter, dated as of September 8, 2010, by and between Ableco Finance LLC and Imperial PFC Financing, LLC.

3.	Onmibus Claims Settlement Agreement, dated as of September 8, 2010, by and between Imperial PFC Financing, LLC and Lexington Insurance Company.

4.	Pledge and Security Agreement, dated as of September 8, 2010, by Imperial PFC Financing, LLC in favor of Lexington Insurance Company.

5.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Master Participation Agreement.

6.	Amendment Letter, dated as of September 8, 2010, by and between Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Insurance Premium Loan Sale and Assignment Agreements.

7.	Amended and Restated Servicing Agreement, dated as of September 8, 2010, by and among Portfolio Financial Servicing Company, Imperial PFC Financing, LLC and Lexington Insurance Company.

8.	Acknowledgement Letter, dated as of September 8, 2010, by and among Wells Fargo Bank, National Association, Imperial Premium Finance, LLC and Imperial PFC Financing, LLC, relating to the Backup Servicing Agreement.

9.	Acknowledgment Letter, dated as of September 8, 2010, by and between SunTrust Bank and Imperial PFC Financing, LLC, relating to the Restricted (Blocked) Account Agreement.

10.	Release and Reimbursement Letter Agreement, dated as of September 8, 2010, by and among Imperial Premium Finance, LLC, Imperial PFC Financing, LLC and Lexington Insurance Company.

11.	UCC-1 Financing Statements.

12.	UCC-3 Termination Statements.

13.	Collateral Agency Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Imperial Premium Finance, LLC, Lexington Insurance Company and Portfolio Financial Servicing Company.

14.	Deposit Account Control Agreement, dated as of September 8, 2010, by and among Imperial PFC Financing, LLC, Wells Fargo Bank, N.A. and Lexington Insurance Company.

A-2

EXHIBIT Q
Form of Remarketing Agreement Letter Amendment
[see attached]

Execution Copy
Lexington Insurance Company
180 Maiden Lane, 19th Floor
New York, New York 10038
September 8, 2010
Imperial Life & Annuity Services, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida 33487
Attention: Jonathan Neuman, President
With a copy to:
Foley & Larder LLP
One Independent Drive, Suite 1300
Jacksonville, Florida 32202
Attention: Robert S. Bernstein, Esq.
     Re: Amendment of LPIC Services and Remarketing Agreement
Ladies and Gentlemen:
     Reference is hereby made to the LPIC Services and Remarketing Agreement, dated as of August 7, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Remarketing Agreement”), by and between Lexington Insurance Company, a Delaware property and casualty insurance company (the “Insurer”) and Imperial Life & Annuity Services, LLC, a Florida limited liability company (the “Company”). Any capitalized term used in this letter agreement (this “Amendment Letter”) but not defined herein shall have the meaning set forth in the Remarketing Agreement.
     Each of the parties hereto (i) desires to amend the Remarketing Agreement, (ii) acknowledges the commutation of the Policy pursuant to that certain Omnibus Claims Settlement Agreement, dated as of September 8, 2010, by and between the Insured and the Insurer (the “Omnibus Agreement”) and (iii) acknowledges and agrees that, as a result of such commutation of the Policy, the provisions of the Remarketing Agreement relating to the Company’s presentation to the Insurer of opportunities to provide coverage under the Policy have terminated but that all other provisions of the Remarketing Agreement remain in full force and effect after the date hereof as amended pursuant to this Amendment Letter.
     It is understood and agreed that the Remarketing Agreement is amended as follows:
1.	Each use of (i) the term “Covered Loan”, whether in the singular or the plural, shall refer to “Insurance Premium Loan”, as such term is defined in the Omnibus Agreement, and (ii) the term “Covered Policy”, whether in the singular or the plural, shall refer to “Life Insurance Policy”, as such term is defined in the Omnibus Agreement.

2.	Section 1(b)(iv) shall be deleted in its entirety and replaced with the following:

“No Remarketing Fee. The Company shall not accept any direct or indirect fee in connection with the sale or other disposition of any Life Insurance Policy or Beneficial Interests relating to an Insurance Premium Loan.”
3.	The reference in Section 3(c) to “, after receipt of a Proof of Loss,” shall be deleted in its entirety.

4.	Following the last sentence in Section 3(d) the following shall be added:

“In addition, if the Company ceases to act as remarketing agent under this Agreement for any reason, the Company shall, and shall cause its Affiliates to, use commercially reasonable efforts to assist the Insurer and the new remarketing agent in connection with the continuing provision of remarketing services for Life Insurance Policies.”

5.	Following the last sentence in Section 6(b), the following shall be added:

“In addition, the Insurer may, by giving thirty (30) days’ written notice to the Company, with or without cause, terminate all or any part of this Agreement, including, without limitation, all or any part of the provisions of this Agreement relating to the Company’s remarketing activities.”

6.	Section 7(b) shall be deleted in its entirety and replaced with the following:
“Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by electronic mail (or occasional user interface) or mailed by certified mail, return receipt requested, mailed by a nationally recognized overnight courier or sent via facsimile, to:
in the case of the Insurer, to:
Lexington Insurance Company
180 Maiden Lane, 19th Floor
New York, New York 10038
Facsimile: (888) 405-2117
Attention: Surveillance Department
With a copy to:
Risk Finance
180 Maiden Lane, 19th Floor
New York, New York 10038
Facsimile: (888) 405-2871
Attention: Division General Counsel
Email: matthew.unterlack@chartisinsurance.com

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in the case of the Company, to:
Imperial Life & Annuity Services, LLC
701 Park of Commerce Blvd, Suite 301
Boca Raton, FL 33487
Facsimile: (561) 995-4203
Attention: Jonathan Neuman, President
Email: jneuman@imprl.com
With a copy to:
Foley & Lardner LLP
One Independent Drive, Suite 1300 Jacksonville, FL 32202
Facsimile: (904) 359-8700
Attention: Robert S. Bernstein, Esq.
E-mail rbernstein@foley.com
or, as to any of such persons, at such other address, facsimile number or electronic mail address as shall be designated by such person in a written notice to the other persons.

Notwithstanding the foregoing, notice of breach, service of legal process or other similar communications shall not be given by electronic mail and shall not be deemed duly given under this Agreement if delivered by such means, and if delivered to the Insurer, a copy shall be delivered to Division General Counsel, Risk Finance, 180 Maiden Lane, 19th Floor, New York, New York, 10038. Notices, demands and communications hereunder given by facsimile or electronic mail shall be deemed received upon oral confirmation of receipt by the addressee or upon the sender’s receipt of an affirmative confirmation of receipt thereof by the addressee. Unless otherwise provided herein, communications may be via e-mail, provided that if communication by e-mail is required under this Agreement, but is not available for any reason, any other suitable means of written communication providing for same or next day delivery shall be used in lieu thereof, including, but not limited to, by facsimile transmission or personal delivery.”

7.	Section 7(c) shall be deleted in its entirety and replaced with the following:
“CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE; WAIVER OF JURY TRIAL, ETC. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY APPOINTS THE

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SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 7(B) AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INSURER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE COMPANY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE INSURER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE INSURER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE COMPANY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INSURER ENTERING INTO THIS AGREEMENT.

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8.	Following Section 7(k), new Section 7(1) shall be added as follows:

“Third Parties. This Agreement shall not be deemed to give any right or remedy whatsoever to any third party unless said right or remedy is specifically granted to such third party by the terms hereof.”
     Except as expressly amended hereby, the Remarketing Agreement, as amended by this Amendment Letter, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment Letter shall not constitute an amendment or waiver of any provision of the Remarketing Agreement except as expressly set forth herein. Each amendment described in this Amendment Letter shall be effective on and after the date of this Amendment Letter.
     THIS AMENDMENT LETTER FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     This Amendment Letter is the result of negotiations between the parties hereto, each of whom has participated equally in the preparation of this Amendment Letter, and each of the parties hereto agree that this Amendment Letter shall not be construed against any particular party on the basis that an ambiguity is construed against the drafter.
     This Amendment Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. A facsimile or PDF copy of any signature hereto shall be deemed the original thereof and shall be effective as delivery of a manually executed counterpart of this Amendment Letter.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     Please confirm your agreement with, and acceptance of, the foregoing by signing this Amendment Letter below where indicated and returning a copy to me.

Very truly yours, LEXINGTON INSURANCE COMPANY, as the Insurer
By:
Name:
Title:

AGREED AND ACCEPTED: IMPERIAL LIFE & ANNUITY SERVICES, LLC, as the Company
By:
Name:
Title:

Amendment Letter — LPIC Services and Remarketing Agreement

EXHIBIT R
Form of Acknowledgement Letter Relating to the Escrow Agreements
[see attached]

[Bank of Utah Letterhead]
________________________, 2010
Imperial Premium Finance, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida 33487
     Re: Escrow Agreements
Ladies and Gentlemen:
     We, Bank of Utah—Corporate Trust Services, serve as escrow agent (the “Escrow Agent”) in connection with each escrow agreement listed on Schedule I attached hereto (each, as amended, supplemented or otherwise modified prior to the date of this letter, an “Escrow Agreement”). Any capitalized term used in this Acknowledgement Letter but not defined herein shall have the meaning set forth in an Escrow Agreement.
     The Escrow Agent hereby acknowledges, with respect to each Escrow Agreement, that (i) with respect to each Life Insurance Policy referenced in such Escrow Agreement, all premiums on such Life Insurance Policy scheduled to be paid on Schedule “A” to such Escrow Agreement have been paid to the applicable Insurer, (ii) as of the date hereof, no funds remain in the related Escrow Account and (iii) such Escrow Agreement has terminated in accordance with Section 14 of such Escrow Agreement.

Very truly yours, BANK OF UTAH—CORPORATE TRUST SERVICES, as the Escrow Agent
By:
Name:
Title:

cc:   Lexington Insurance Company
Escrow Agreements Acknowledgement Letter